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Exhibit 10.3

EXECUTION VERSION

$5,000,000,000

CREDIT AGREEMENT

among

GENERAL MOTORS HOLDINGS LLC,

THE SEVERAL LENDERS FROM TIME TO TIME PARTIES HERETO,

CITIBANK, N.A.,

as Administrative Agent,

BANK OF AMERICA, N.A.,

as Syndication Agent

and

BARCLAYS BANK PLC	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	DEUTSCHE BANK AG NEW YORK BRANCH

GOLDMAN SACHS BANK USA	JPMORGAN CHASE BANK, N.A.	MORGAN STANLEY BANK, N.A.

ROYAL BANK OF CANADA	UBS LOAN FINANCE LLC

as Documentation Agents

Dated as of October 27, 2010

CITIGROUP GLOBAL MARKETS INC.	BANC OF AMERICA SECURITIES LLC

BARCLAYS CAPITAL	CREDIT SUISSE SECURITIES (USA) LLC	DEUTSCHE BANK SECURITIES, INC.

GOLDMAN SACHS BANK USA	J.P. MORGAN CHASE SECURITIES LLC	MORGAN STANLEY SENIOR FUNDING, INC.

RBC CAPITAL MARKETS	UBS SECURITIES LLC

as Bookrunners and Lead Arrangers

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4.5	No Legal Bar	47
4.6	Litigation	47
4.7	No Default	47
4.8	Ownership of Property	47
4.9	Intellectual Property	48
4.10	Federal Regulations	48
4.11	ERISA	48
4.12	Investment Company Act	48
4.13	Subsidiary Guarantors; Pledged Equity	48
4.14	Collateral Trust Agreement; Security Documents	48
4.15	Environmental Laws	49
4.16	Use of Proceeds	49

SECTION 5.	CONDITIONS PRECEDENT	49

5.1	Conditions to Effectiveness	49
5.2	Conditions to Closing Date	49
5.3	Conditions to Each Extension of Credit	50

SECTION 6.	AFFIRMATIVE COVENANTS	51

6.1	Financial Statements	51
6.2	Compliance and Borrowing Base Certificates	51
6.3	Maintenance of Business; Existence	52
6.4	Maintenance of Insurance	52
6.5	Notices	52
6.6	Post Closing Deliverables, etc	52
6.7	Additional Subsidiary Guarantors; Other Subsidiary Guarantors, etc	53
6.8	Agreements to Pledge or Mortgage Additional Collateral	55
6.9	Inspection of Property; Books and Records; Discussions	56

SECTION 7.	NEGATIVE COVENANTS	57

7.1	Borrowing Base	57
7.2	Minimum Liquidity	57
7.3	Liens	57
7.4	Indebtedness	57
7.5	Asset Sale Restrictions	57
7.6	Restricted Payments	57
7.7	Fundamental Changes	59

SECTION 8.	EVENTS OF DEFAULT	59

SECTION 9.	THE AGENTS	62

9.1	Appointment	62
9.2	Delegation of Duties	62
9.3	Exculpatory Provisions	63
9.4	Reliance by Administrative Agent	63
9.5	Notice of Default	63
9.6	Non-Reliance on Agents and Other Lenders	63
9.7	Indemnification	64
9.8	Agent in Its Individual Capacity	64

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9.9	Successor Administrative Agent	64
9.10	Bookrunners, Lead Arrangers, Documentation Agents and Syndication Agent	65

SECTION 10.	MISCELLANEOUS	65

10.1	Amendments and Waivers	65
10.2	Notices	67
10.3	No Waiver; Cumulative Remedies	69
10.4	Survival of Representations and Warranties	69
10.5	Payment of Expenses and Taxes	69
10.6	Successors and Assigns; Participations and Assignments	70
10.7	Adjustments	73
10.8	Counterparts	74
10.9	Severability	74
10.10	Integration	74
10.11	GOVERNING LAW	74
10.12	Submission to Jurisdiction; Waivers	74
10.13	Judgment	75
10.14	Acknowledgements	75
10.15	Releases of Guarantees and Liens	75
10.16	Confidentiality	76
10.17	WAIVERS OF JURY TRIAL	77
10.18	USA Patriot Act	77

SCHEDULES:

1.1A	Commitments
1.1B	Borrowing Base
1.1C	Restricted Collateral
1.1D-1	Initial Excluded Subsidiaries
1.1D-2	Initial Subsidiary Guarantors
1.1D-3	Initial Material Foreign Pledged Issuers
1.1E	Mortgaged Property
1.1G	Pricing Grid
4.6	Litigation
4.13	Pledged Equity
5.2(g)	UCC Filings
7.3	Existing Liens

EXHIBITS:

A	Form of Security Agreement
B	Form of Collateral Trust Agreement
C	Form of Guarantee
D-1	Form of Patent Security Agreement
D-2	Form of Trademark Security Agreement
E	Form of Mortgage
F	Form of Borrowing Base Certificate
G	Form of Closing Certificate
H	Form of Assignment and Assumption

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I	Form of Legal Opinion of In-House Counsel to the Loan Parties
J	Form of Legal Opinion of Jenner& Block LLP
K-1	Form of Exemption Certificate for Non-Partnership Non-U.S. Lenders
K-2	Form of Exemption Certificate for Partnership Non-U.S. Lenders
K-3	Form of Exemption Certificate for Non-Partnership Non-U.S. Participants
K-4	Form of Exemption Certificate for Partnership Non-U.S. Participants
L	Form of Compliance Certificate
M	Form of Note

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CREDIT AGREEMENT, dated as of October 27, 2010 (this “Agreement”), among GENERAL MOTORS HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties hereto, as lenders (collectively, the “Lenders”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”).

The parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“2009 10-K” has the meaning assigned to such term in Section 4.1.

“ABR” means for any day, a rate per annum (rounded upwards, if necessary, to the next  1/16 of 1.00%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1.00% and (c) the Eurodollar Base Rate, calculated as of such date in respect of a proposed Eurodollar Loan with a one-month interest period, plus 1.00%. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Base Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Base Rate, respectively.

“ABR Loans” means Loans the rate of interest applicable to which is based upon the ABR.

“Additional Class A Subsidiary Guarantor” means each Domestic Subsidiary of the Parent, other than an Excluded Subsidiary, an Additional Class B Subsidiary Guarantor, an Initial Subsidiary Guarantor, or an Other Subsidiary Guarantor, that, as of the last day of any fiscal year of the Parent after the Effective Date, (a) has Consolidated Total Assets with a Net Book Value in excess of $500,000,000, (b) at least 80% or more of the Voting Stock of such Domestic Subsidiary is owned, directly or indirectly, by the Parent, and (c) none of the Capital Stock of such Domestic Subsidiary is publicly held, in each case as determined by the Borrower on the Applicable Identification Date.

“Additional Class B Subsidiary Guarantor” means each Domestic Subsidiary of the Parent, other than an Excluded Subsidiary, an Additional Class A Subsidiary Guarantor, an Initial Subsidiary Guarantor, or an Other Subsidiary Guarantor, (a) that, following the Effective Date, has either been acquired by a Loan Party or been the recipient from a Loan Party of a single investment having a value (determined by reference to the Net Book Value thereof, in the case of an investment of non-cash assets) of $500,000,000 or more and (b) that, as of the last day of the first fiscal quarter of the Parent following the fiscal quarter in which such acquisition or investment was made, (i) has Consolidated Total Assets with a Net Book Value in excess of $500,000,000, (ii) at least 80% or more of the Voting Stock of such Domestic Subsidiary is owned, directly or indirectly, by the Parent, and (iii) none of the Capital Stock of such Domestic Subsidiary is publicly held, in each case as determined by the Borrower on the Applicable Identification Date.

“Additional Subsidiary Guarantor” means an Additional Class A Subsidiary Guarantor or an Additional Class B Subsidiary Guarantor.

“Administrative Agent” has the meaning assigned to such term in the preamble hereto.

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“Agents” means (i) prior to the Collateral Release Date, the Administrative Agent and the Collateral Trustee, collectively, and (ii) from and after the Collateral Release Date, the Administrative Agent.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Applicable Compliance Date” means (a) with respect to an Additional Subsidiary Guarantor, the last day of the fiscal quarter of the Parent following the Applicable Joinder Date for such Additional Subsidiary Guarantor and (b) with respect to an Other Subsidiary Guarantor, the last day of the fiscal quarter of the Parent following the fiscal quarter of the Parent in which such Other Subsidiary Guarantor is designated as such by the Borrower.

“Applicable Identification Date” means, with respect to an Additional Class A Subsidiary Guarantor, 120 days following the end of the fiscal year of the Parent as of which such Subsidiary first satisfied all of the requirements set forth in the definition of “Additional Class A Subsidiary Guarantor”; and with respect to an Additional Class B Subsidiary Guarantor, 90 days following the end of the fiscal quarter of the Parent as of which such Subsidiary first satisfied all of the requirements set forth in the definition of “Additional Class B Subsidiary Guarantor”.

“Applicable Joinder Date” means, with respect to an Additional Subsidiary Guarantor, the last day of the fiscal quarter of the Parent following the fiscal quarter in which the Applicable Identification Date for such Additional Subsidiary Guarantor occurred.

“Applicable Lending Office” means, for any Lender, such Lender’s office, branch or affiliate designated for Eurodollar Loans, ABR Loans, L/C Obligations or Letters of Credit, as applicable, as notified to the Administrative Agent and the Borrower or as otherwise specified in the Assignment and Assumption pursuant to which such Lender became a party hereto, any of which offices may, subject to Section 2.16, be changed by such Lender upon 10 days’ prior written notice to the Administrative Agent and the Borrower.

“Applicable Margin” means (a) for the first three months after the Effective Date, (i) 3.00% per annum in the case of ABR Loans and (ii) 4.00% per annum in the case of Eurodollar Loans and (b) thereafter, the rate per annum set forth under the relevant column heading in the Pricing Grid.

“Applicable Mortgage Deadline” has the meaning assigned to such term in Section 6.8(b).

“Applicable Pledge Deadline” means, with respect to a direct, “first-tier” Domestic Subsidiary of a Loan Party, or a direct, “first-tier” Foreign Subsidiary of a Loan Party, in each case to the extent the Capital Stock of which does not otherwise constitute Excluded Collateral, the last day of the fiscal quarter of the Parent following the fiscal quarter as of which such Domestic Subsidiary or Foreign Subsidiary, as the case may be, first satisfied the Pledge Threshold.

“Application” means, with respect to an Issuing Lender, an application, in such form as such Issuing Lender may specify from time to time, requesting such Issuing Lender to issue a Letter of Credit.

“Approved Electronic Platform” has the meaning assigned to such term in Section 10.2.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in revolving bank loans and similar revolving extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.

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“Arrangers” has the meaning assigned to such term in Section 9.10,

“Assignee” has the meaning assigned to such term in Section 10.6(b)(i).

“Assignment and Assumption” means an Assignment and Assumption, substantially in the form of Exhibit H.

“Available Commitment” means, with respect to any Lender at any time, an amount equal to (a) such Lender’s Commitment then in effect minus (b) such Lender’s Extensions of Credit then outstanding.

“Benefitted Lender” has the meaning assigned to such term in Section 10.7.

“Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Borrowing Base” means, as of any date of determination, the Aggregate Borrowing Base Amount (as defined in Schedule 1.1B) calculated in accordance with Schedule 1.1B, as the same may be amended from time to time. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent on the Closing Date or pursuant to Section 6.2(b), as applicable (adjusted on a pro forma basis for any of the following that are consummated after the last day of the fiscal period covered by such Borrowing Base Certificate: (a) any Disposition, and the application of the proceeds thereof, described in clause (f) of the definition of Permitted Asset Sales, or any Disposition of the Capital Stock of Ally Financial Inc., (b) any addition to the Borrowing Base of additional Collateral in accordance with Schedule 1.1B, and (c) the sale or other Disposition of all or substantially all of the assets (on a consolidated basis) of a direct “first tier” Foreign Subsidiary of a Loan Party, the Capital Stock of which (immediately prior to such sale or other Disposition) was Collateral).

“Borrowing Base Certificate” means a certificate substantially in the form of Exhibit F.

“Borrowing Base Collateral Account” has the meaning assigned to such term in Schedule 1.1B.

“Borrowing Base Coverage Ratio” means, at any time, the ratio of (a) the Borrowing Base at such time (adjusted on a pro forma basis to the extent, and in the manner, required by this Agreement) to (b) the sum of (i) the Dollar Equivalent Outstanding Amount of Covered Debt at such time (after giving effect to any application of proceeds to the extent required or permitted by this Agreement) and (ii) the Total Available Commitments at such time.

“Borrowing Date” means any Business Day specified by the Borrower as a date on which the Borrower requests the Lenders to make Loans hereunder.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York City are permitted to close; provided, however, that when used in connection with (a) a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for

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dealings in Dollar deposits in the London Interbank market and (b) any Optional Currency, the term “Business Day” shall also exclude any day on which banks in the principal financial center of the country of such Optional Currency are not open for general business.

“Capital Lease Obligations” means as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Change of Control” means the occurrence of any of the following events: (a) at any time prior to consummation of an initial public offering of the common stock of the Parent, the Permitted Holders shall cease to own and control of record and beneficially at least a majority on a fully diluted basis of the Voting Stock of the Parent; (b) at any time on or after consummation of an initial public offering of the common stock of the Parent, either (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Permitted Holders, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Parent or (ii) Continuing Directors cease to constitute at least a majority of the members of the board of directors of the Parent; or (c) the Parent shall cease to own, directly or through one or more wholly-owned Subsidiaries that are or become Loan Parties in accordance with Section 6.7(c), 100% of the outstanding Capital Stock of the Borrower free and clear of all Liens (other than non-consensual Liens). For the avoidance of doubt, if the Parent and the Borrower are merged in a transaction permitted by Section 7.7, references in clauses (a) and (b) of this definition to the Parent shall be deemed to be references to the surviving or resulting entity and clause (c) of this definition shall be deemed to be deleted.

“Closing Date” has the meaning assigned to such term in Section 5.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all property of the Loan Parties, now owned or hereafter acquired, in which the Borrower or a Subsidiary Guarantor has granted a Lien pursuant to any Security Document; provided that for purposes of Section 7.3 and 7.4 “Collateral” also means property in which a Loan Party is required to grant a Lien pursuant hereto and, following the Collateral Release Date, such property that, but for the occurrence of the Collateral Release Date, would have been “Collateral” assuming the Security Documents as in effect on such date had remained in effect and assuming the obligations under Section 6.8 had remained in effect; provided, however, that the term “Collateral” shall not include any Excluded Collateral.

“Collateral Release Condition” means the first date on or as of which any two or more of the following ratings have been issued by the relevant rating agency: (a) in the case of S&P, a “Long-Term Local Issuer Credit Rating” for the Parent of at least BBB-; (b) in the case of Moody’s, a “Long-Term Corporate Family Rating” for the Parent of at least Baa3; or (c) in the case of Fitch, a “Long-Term Issuer Default Rating” for the Parent of at least BBB-. If the rating system of S&P, Moody’s and/or Fitch

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shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent (in consultation with the Lenders) shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency.

“Collateral Release Date” has the meaning assigned to such term in Section 10.15(c).

“Collateral Trust Agreement” means the Collateral Trust Agreement to be executed and delivered by the Borrower, each Subsidiary Guarantor, the Collateral Trustee and the other parties named therein, substantially in the form of Exhibit B.

“Collateral Trustee” means Wilmington Trust Company, in its capacity as trustee under the Collateral Trust Agreement and, as the context may require, any co-trustee appointed pursuant to the terms of the Collateral Trust Agreement.

“Collateralized” means, with respect to any Letter of Credit, that such Letter of Credit is secured by cash collateral arrangements and/or backstop letters of credit entered into on terms and in amounts reasonably satisfactory to the relevant Issuing Lender; and the terms “Collateralize” and “Collateralization” shall have correlative meanings.

“Commitment” means, as to any Lender, the obligation of such Lender to make Loans and participate in Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

“Commitment Fee Rate” means (a) for the first three months after the Effective Date, 0.75% per annum and (b) thereafter, the rate per annum set forth under the column heading “Commitment Fee Rate” in the Pricing Grid.

“Commitment Period” means with respect to any Lender, the period from and including the Effective Date (or in the case of a Lender that becomes a party hereto after the Effective Date, the date on which such Lender becomes a party hereto) to, but excluding, the Termination Date applicable to such Lender.

“Communications” means each notice, demand, communication, information, document and other material provided for hereunder or under any other Loan Document or otherwise transmitted between the parties hereto relating to this Agreement, the other Loan Documents, any Loan Party or its affiliates, or the transactions contemplated by this Agreement or the other Loan Documents.

“Compliance Certificate” means a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit L.

“Conduit Lender” means, with respect to any Lender (a “designating Lender”) any special purpose corporation organized and administered by such designating Lender for the purpose of making Loans otherwise required to be made by such designating Lender and designated by such designating Lender in a written instrument delivered to the Borrower and the Administrative Agent; provided, that (x) no Lender may designate an Ineligible Assignee to be a Conduit Lender; and (y) the designation by any designating Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan and to participate in each Letter of Credit under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan or fund any such participation in a Letter

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of Credit, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.13, 2.14, 2.15 or 10.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

“Consolidated Domestic Liquidity” means, as of any date of determination, the sum of (a) the lesser of (i) the Total Available Commitments as of such date and (ii) the excess, if any, of (A) the Borrowing Base as of such date, over (B) the Covered Debt at such date (it being understood and agreed that after the Collateral Release Date, this clause (a) shall be equal to the Total Available Commitments as of the date of determination) plus (b) the total available commitments (after giving effect to any applicable borrowing base limitations) under other then-effective committed credit facilities of any Loan Party plus (c) total cash (other than restricted cash), cash equivalents, and Marketable Securities of the Parent and its Domestic Subsidiaries (other than Domestic Subsidiaries of the Parent that constitute Finance Subsidiaries, if any), as determined by the Borrower based on adjustments to the amount of total cash (other than restricted cash), cash equivalents and Marketable Securities, as reported in the Parent’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, filed with the SEC.

“Consolidated Global Liquidity” means as of any date of determination, the sum of (a) the lesser of (i) the Total Available Commitments as of such date and (ii) the excess, if any, of (A) the Borrowing Base as of such date, over (B) the Covered Debt at such date (it being understood and agreed that after the Collateral Release Date, this clause (a) shall be equal to the Total Available Commitments as of the date of determination) plus (b) the total available commitments (after giving effect to any applicable borrowing base limitations) under other then-effective committed credit facilities of the Parent or any of its Subsidiaries plus (c) total cash (other than restricted cash), cash equivalents and Marketable Securities of the Parent and its Subsidiaries (other than Subsidiaries of the Parent that constitute Finance Subsidiaries, if any), as reported in the Parent’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, filed with the SEC.

“Consolidated Total Assets” means, at any date, with respect to any Person, the amount set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet (or the equivalent) of such Person and its consolidated Subsidiaries.

“Continuing Director” means, at any date, an individual (a) who is a member of the board of directors of the Parent on the Effective Date, (b) who has been elected as a member of such board of directors with a majority of the total votes of Permitted Holders that were cast in such election voted in favor of such member or (c) who has been nominated or appointed to be a member of such board of directors, or approved, by a majority of the other Continuing Directors then in office.

“Control Investment Affiliate” means, as to any Person, any other Person that (a) directly or indirectly, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

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“Covered Debt” means, collectively, (a) Total Extensions of Credit, (b) Permitted Additional First Lien Debt and (c) Permitted First Lien Non-Loan Exposure.

“Cumulative Growth Amount” means, as of any date, (a) an amount, not less than zero, equal to 50% of the sum of (i) “Net cash provided by (used in) operating activities” as set forth on the statement of cash flows of the Parent and its consolidated Subsidiaries as reported in the Parent’s Quarterly or Annual Report(s) on Form 10-Q or 10-K filed with the SEC for the period (taken as one accounting period) from January 1, 2011 to the last day of the most recent fiscal quarter or fiscal year of the Parent, as the case may be, for which financial statements have been delivered or deemed delivered pursuant to Section 6.1, plus (ii) “Net cash provided by (used in) investing activities”, net of acquisitions or liquidations of investments in Marketable Securities on the sector statement of cash flows of the Parent and its consolidated Subsidiaries as reported in such Quarterly Report(s) or Annual Report(s) for such period, minus (b) the aggregate amount of Restricted Payments made pursuant to clause (k) of Section 7.6 prior to such date (other than any such Restricted Payments made during an Unrestricted Payment Period).

“Currency” means Dollars or any Optional Currency.

“Debt” means, as to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and (c) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) and (b) above.

“Default” means any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender” means, at any time, a Lender (a) that has defaulted in its obligation to make Loans or participate in Letters of Credit under this Agreement, (b) that has, or the direct or indirect parent company of which has, notified the Administrative Agent or the Borrower, or has stated publicly, that it will not comply with any such funding obligation under this Agreement or that it will not comply with its funding obligations under other agreements in which it is obligated to extend credit generally, (c) that has, for three or more Business Days, failed to confirm in writing to the Borrower, in response to a written request of the Borrower after the Borrower has a reasonable basis to believe such Lender will not comply with its funding obligations under this Agreement, that it will comply with its funding obligations under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Borrower’s receipt of such confirmation, or (d) with respect to which a Lender Insolvency Event has occurred and is continuing.

“Designated Cash Management Obligations” means, without duplication, the obligations of the Parent or any Subsidiary of the Parent to banks, financial institutions, investment banks and others in respect of banking, cash management (including, without limitation, Automated Clearinghouse transactions), custody and other similar services and company paid credit cards that permit employees to make purchases on behalf of the Parent or any Subsidiary of the Parent, which obligations have been or are designated by the Borrower in accordance with the Collateral Trust Agreement from time to time as constituting “Designated Cash Management Obligations.”

“Designated Hedging Obligations” means, without duplication, the obligations of the Parent or any Subsidiary of the Parent under or in connection with any Hedging Obligation, either as a direct obligor or as a guarantor of the direct obligor’s obligations under or in connection with any Hedging Obligation, to counterparties, in each case, which obligations have been or are designated by the Borrower in accordance with the Collateral Trust Agreement from time to time as constituting “Designated Hedging Obligations”.

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“Disposition” means, with respect to any property, any sale, transfer or other disposition thereof; and the terms “Dispose” and “Disposed of” shall have correlative meanings; provided that, for the avoidance of doubt, (a) the pledge or collateral assignment of property, or the granting of a Lien on property, and (b) the licensing and sublicensing of intellectual property and other general intangibles on customary terms and conditions in the ordinary course of business of the licensing or sublicensing party shall not constitute a “Disposition”.

“Dollar Equivalent” means, on any date of determination, (a) with respect to any amount denominated in Dollars, such amount and (b) with respect to an amount denominated in any other currency, the equivalent in Dollars of such amount determined by the Administrative Agent in accordance with normal banking industry practice using the Exchange Rate on the date of determination of such equivalent, and such determination shall be conclusive in the absence of manifest error. In making any determination of the Dollar Equivalent, the Administrative Agent shall use the relevant Exchange Rate in effect on the date on which the Borrower delivers a request for a Letter of Credit or on such other date upon which a Dollar Equivalent is required to be determined pursuant to the provisions of this Agreement. As appropriate, amounts specified herein as amounts in Dollars shall be or include any relevant Dollar Equivalent amount.

“Dollars” and “$” mean the lawful money of the United States.

“Domestic Subsidiary” means, with respect to any Person, any Subsidiary of such Person organized under the laws of any jurisdiction within the United States. Unless otherwise qualified, all references to a “Domestic Subsidiary” or to “Domestic Subsidiaries” in this Agreement shall refer to a Domestic Subsidiary or Domestic Subsidiaries of the Borrower.

“Effective Date” has the meaning assigned to such term in Section 5.1.

“Eligible Value” has the meaning assigned to such term in Schedule 1.1B.

“Environmental Laws” means any and all foreign, federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating or imposing liability or standards of conduct concerning protection of human health, the environment or natural resources, as now or may at any time hereafter be in effect.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that together with the Borrower is treated as a single employer under Section 414(b) or (c) of the Code.

“ERISA Default” means (a) any of the following (i) the occurrence of a nonexempt “prohibited transaction” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan to which the Borrower or any ERISA Affiliate is a “party in interest” (within the meaning of Section 3(14) of ERISA) or a “disqualified person” (within the meaning of Section 4975 of the Code); (ii) any failure by any Plan to satisfy the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (iii) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, the failure to make by

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its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure by the Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan; (iv) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Plan; (v) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or to appoint a trustee to administer any Plan under Section 4042 of ERISA; or (vi) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; and (b) in each case in clauses (i) through (vi), such event or condition, together with all other such events or conditions, if any, would reasonably be expected to result in a Material Adverse Effect.

“Eurocurrency Reserve Requirements” means for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or any other banking authority to which any Lender is subject) dealing with reserve requirements prescribed for eurodollar funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System of the United States. Such reserve percentages shall include those imposed under Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities (as defined in Regulation D of the Board) and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D. Eurocurrency Reserve Requirements shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Eurodollar Base Rate” means, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on page LIBOR01 of the Reuters screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on such page of the Reuters screen (or otherwise on such screen), the “Eurodollar Base Rate” shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent with the consent of the Borrower (such consent not to be unreasonably withheld) or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

“Eurodollar Loans” means Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

“Eurodollar Rate” means, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest  1/100th of 1%):

Eurodollar Base Rate
1.00 - Eurocurrency Reserve Requirements

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“Eurodollar Tranche” means the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default” means any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Exchange Rate” means, for any day with respect to any currency (other than Dollars), the rate at which such currency may be exchanged into Dollars, as set forth at 11:00 A.M., London time, on such day on the applicable Reuters currency page with respect to such currency. In the event that such rate does not appear on the applicable Reuters currency page, the Exchange Rate with respect to such currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, such Exchange Rate shall instead be the spot rate of exchange of the Administrative Agent in the London Interbank market or other market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 11:00 A.M., London time, on such day for the purchase of Dollars with such currency, for delivery two Business Days later; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Excluded Collateral” means (a) Restricted Collateral, (b) Section 136 Collateral, (c) the Capital Stock of Excluded Subsidiaries, (d) cash, cash equivalents, and Marketable Securities (except as proceeds of other assets that constitute Collateral or except to the extent deposited in or credited to a Borrowing Base Collateral Account), (e) investments in Unconsolidated Subsidiaries of any Loan Party or in any Person that is not a Subsidiary (other than investments in the Capital Stock of Ally Financial Inc.), (f) real property interests other than the Mortgaged Property, (g) all copyrights and copyright licenses, registered or otherwise, non-U.S. intellectual property, and all intellectual property owned by General Motors LLC or GM Global Technology Operations, Inc. related to Nexteer Automotive or developed by, or on behalf of, GM Daewoo Auto & Technology Company, (h) vehicles, vessels, aircraft or any other asset subject to any certificate of title or other registration statute of the United States, any state or other jurisdiction, unless such asset is subject to the Lien granted under a Trust Security Document in favor of the Collateral Trustee and a grantor thereunder, at its discretion, perfects such Lien, (i) more than 65% of the Voting Stock of the direct, “first-tier” Foreign Subsidiaries of each Loan Party (or the Voting Stock in excess of some percentage higher than 65% in instances where the Borrower determines, in its sole discretion, that such higher percentage can be pledged with no adverse Tax effect in the United States), (j) all of the Capital Stock of the Parent or the Borrower, (k) all of the Capital Stock of any Subsidiary of a Loan Party that is not a direct, “first-tier” Subsidiary of a Loan Party, (l) all assets (or Capital Stock) related to Nexteer Automotive, (m) accounts receivable that are owing by Ally Financial Inc., (n) any other assets as to which the Borrower or the Administrative Agent has determined in its good faith and commercially reasonable judgment that the cost of obtaining a perfected security interest therein is excessive in relation to the value of the security to be afforded thereby, and (o) all Supporting Obligations (including all Letter-of-Credit Rights) (as each such term is defined in the UCC) related to any of the foregoing.

“Excluded Subsidiary” means (a) the Borrower, (b) each of the Initial Excluded Subsidiaries, (c) each Subsidiary of the Parent that (i) is prohibited by any applicable requirement of law or Governmental Authority from guaranteeing the obligations of the other Loan Parties or (ii) is acquired after the Closing Date and, at the time of acquisition, is a party to, or is bound by, any contract,

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agreement, instrument, indenture or other Contractual Obligation pursuant to which such Subsidiary’s agreement to guarantee the obligations of the other Loan Parties is prohibited by, or would constitute a default or breach of, or would result in the termination of, such contract, agreement, instrument, indenture or other Contractual Obligation; provided that such contract, agreement, instrument, indenture or other Contractual Obligation shall not have been entered into in contemplation of such acquisition; provided further, that such Subsidiary shall cease to be an Excluded Subsidiary upon the termination of such contract, agreement, instrument, indenture or other Contractual Obligation, and will become an Additional Subsidiary Guarantor only if required by and pursuant to this Agreement, (d) each Foreign Subsidiary that is not a direct, “first-tier” Subsidiary of a Loan Party, (e) each Unconsolidated Subsidiary, (f) each Finance Subsidiary of the Parent and (g) each Subsidiary that is a dealership.

“Extending Lender” has the meaning assigned to such term in Section 2.20(a).

“Extensions of Credit” means, as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Loans held by such Lender then outstanding and (b) such Lender’s Percentage of the L/C Obligations then outstanding.

“Facility Rating” means, as of any date, the credit rating by Moody’s, S&P or Fitch, as applicable, for the facility provided hereunder.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, including any regulations or official interpretations thereof whether issued before or after the date of this Agreement.

“Federal Funds Effective Rate” means for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Payment Date” means (a) the fifteenth day of each March, June, September and December (or, if any such day is not a Business Day, the next succeeding Business Day) and (b) the last day of the final Fee Payment Period.

“Fee Payment Period” means, initially, the period from and including the Closing Date to but excluding the initial Fee Payment Date, and thereafter, each period commencing on and including a Fee Payment Date to but excluding the succeeding Fee Payment Date (except that the final Fee Payment Period for any Lender shall end on the date on which the Commitment of such Lender terminates and its Extensions of Credit have been reduced to zero).

“Finance Subsidiary” means, with respect to any Person, any Subsidiary of such Person which is primarily engaged in leasing or financing activities including (a) lease and purchase financing provided by such Subsidiary to dealers and consumers, (b) leasing or financing of installment receivables or otherwise providing banking, financial or insurance services to the Borrower and/or its affiliates or others or (c) financing the Borrower’s and/or its affiliates’ operations.

“Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, a financial vice president, treasurer, assistant treasurer, or controller of such Person.

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“Fitch” means Fitch Ratings, a business segment of Fitch Group, Inc.

“Foreign Subsidiary” means, with respect to any Person, any Subsidiary of such Person that is not a Domestic Subsidiary of such Person. Unless otherwise qualified, all references to a “Foreign Subsidiary” or to “Foreign Subsidiaries” in this Agreement shall refer to a Foreign Subsidiary or Foreign Subsidiaries of the Borrower.

“Funding Office” means the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office with respect to the facility provided hereunder by written notice to the Borrower and the Lenders.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States.

“Governmental Authority” means any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any federal, state or municipal court, in each case whether of the United States or a foreign jurisdiction.

“Guarantee” means the Guarantee Agreement to be executed and delivered by each Guarantor, substantially in the form of Exhibit C.

“Guarantee Obligation” means, as to any Person (the “guaranteeing person”), if the primary purpose or intent thereof is to provide assurance that the Indebtedness of another Person will be paid or discharged, any obligation of the guaranteeing Person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (a) to advance or supply funds for the purchase or payment of any such primary obligation (b) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (c) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s reasonably anticipated liability in respect thereof as determined by such guaranteeing person in accordance with GAAP.

“Guarantors” means, collectively, the Parent and the Subsidiary Guarantors.

“Hedging Obligations” means any of the following: (a) a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or

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sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (b) which is a type of transaction that is similar to any transaction referred to in clause (a) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made.

“Indebtedness” of any Person at any date means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (f) above, (h) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (i) all obligations of such Person in respect of Hedging Obligations. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Indemnified Liabilities” has the meaning assigned to such term in Section 10.5.

“Indemnitee” has the meaning assigned to such term in Section 10.5.

“Ineligible Assignee” means (a) any Person that is a hedge fund or a captive finance company or (b) any Person, or affiliate of any such Person, which is a captive finance company of, or which is engaged in, automobile manufacturing, automobile distribution, automobile parts manufacturing or automobile parts distribution irrespective of whether such Person (or an affiliate thereof) is a direct competitor of a Loan Party. For purposes of determining if a Person is an Ineligible Assignee, an institutional investor which is a passive investor in the financing of equipment or facilities used in automobile manufacturing, automobile distribution, automobile parts manufacturing or automobile parts distribution shall not, solely by reason of such investment, be deemed to be engaged in such businesses.

“Ineligible Participant” means any Person that is engaged in automobile manufacturing, automobile distribution, automobile parts manufacturing or automobile parts distribution and is a direct competitor of a Loan Party or any captive finance company controlled by such Person. For purposes of determining if a Person is an Ineligible Participant, an institutional investor which is a passive investor in the financing of equipment or facilities used in automobile manufacturing, automobile distribution, automobile parts manufacturing or automobile parts distribution shall not, solely by reason of such investment, be deemed to be engaged in such businesses.

“Initial Excluded Subsidiaries” means each of the Subsidiaries listed on Schedule 1.1D-1.

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“Initial Subsidiary Guarantor” means each Domestic Subsidiary listed on Schedule 1.1D-2.

“Intellectual Property” means the collective reference to all rights, priorities and privileges with respect to intellectual property, arising under the laws of the United States or any State thereof, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom; provided, that Intellectual Property shall exclude Excluded Collateral.

“Interest Payment Date” means (a) as to any ABR Loan, the fifteenth day of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan, the date of any repayment or prepayment made in respect thereof (to the extent of such repayment or prepayment).

“Interest Period” means, as to any Eurodollar Loan (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Loan and ending two weeks or one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending two weeks or one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 1:00 P.M., New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(i) if any Interest Period is one month or more in length and would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii) the Borrower may not select an Interest Period that would extend beyond the earliest Termination Date then in effect; and

(iii) any Interest Period that is one month or more in length and that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“Issuing Lender” means, with respect to a Letter of Credit, the Lender or the Applicable Lending Office thereof that is requested to issue, or that issues, such Letter of Credit pursuant to an L/C Commitment.

“Joinder Agreement” means (i) with respect to the Collateral Trust Agreement, a joinder agreement substantially in the form of Exhibit B thereto, (ii) with respect to the Guarantee, a joinder agreement substantially in the form of Annex I thereto, and (iii) with respect to the Security Agreement, a joinder agreement substantially in the form of Annex I thereto.

“Judgment Currency” has the meaning assigned to such term in Section 10.13.

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“L/C Commitment” means, as to any Lender (or Applicable Lending Office thereof), the obligation of such Person to issue Letters of Credit pursuant to Section 3 in an aggregate Outstanding Amount at any time not to exceed the amount set forth under the heading “L/C Commitment” opposite such Person’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender becomes a party thereto, in each case,, as the same may be changed from time to time pursuant to the terms hereof, including Section 3.10.

“L/C Obligations” means, at any time, the Dollar Equivalent of the aggregate Outstanding Amount of all Letters of Credit, after giving effect to Section 3.9.

“L/C Participants” means, with respect to any Letter of Credit issued by an Issuing Lender, the collective reference to all of the Lenders (other than the Issuing Lender with respect to such Letter of Credit).

“L/C Sublimit” means $500,000,000; provided that, from time to time, the Borrower may increase the L/C Sublimit by notice to the Administrative Agent.

“Lenders” has the meaning assigned to such term in the preamble hereto; provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

“Lender Insolvency Event” means, with respect to any Lender, that such Lender or its direct or indirect parent company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its direct or indirect parent company, or such Lender or its direct or indirect parent company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment. For the avoidance of doubt, a Lender that participates in a government support program will not be considered to be the subject of a proceeding of the types described in this definition solely by reason of its participation in such government support program.

“Letter of Credit” has the meaning assigned to such term in Section 3.1(a), after giving effect to Section 3.9.

“Letter of Credit Fee” has the meaning assigned to such term in Section 3.3.

“Lien” means any mortgage, pledge, lien, security interest, charge, conditional sale or other title retention agreement or other similar encumbrance.

“Loans” has the meaning assigned to such term in Section 2.1(a).

“Loan Documents” means this Agreement, the Security Documents, the Guarantee, the Collateral Trust Agreement, the Notes, each Joinder Agreement and any amendment, waiver, supplement or other modification to any of the foregoing; provided, that from and after the Collateral Release Date, the Security Documents, and any related joinder agreement and the Collateral Trust Agreement and any related joinder agreement shall cease to be Loan Documents.

“Loan Parties” means, collectively, the Borrower, the Parent and each Subsidiary Guarantor; provided, however, that the term “Loan Parties” shall not include any such Person from and after the date such Person ceases for any reason not otherwise prohibited by the Loan Documents to be a party to the Loan Documents.

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“Marketable Securities” means, with respect to any Person, investments by such Person in fixed income securities with original maturities greater than 90 days that have a determinable fair value, are liquid and are readily convertible into cash. For avoidance of doubt, (i) such investments are passive investments, purchased by such Person in the ordinary course of business as part of its liquidity and/or cash management activities, and (ii) for all purposes of the Loan Documents, the amount of Marketable Securities of the Parent and its Subsidiaries as of the last day of any fiscal quarter or fiscal year of the Parent is equal to the amount reported on the Parent’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q consolidated balance sheet for such fiscal quarter or fiscal year, as the case may be, as the line “Marketable securities”, less any adjustment for securities that do not satisfy the requirements of the first sentence of this definition.

“Material Adverse Effect” means a material adverse effect on (a) the financial condition of the Loan Parties, taken as a whole or (b) the validity or enforceability of the Loan Documents, taken as a whole, or the rights and remedies of the Administrative Agent, the Collateral Trustee and the Lenders thereunder, taken as a whole.

“Material Foreign Pledged Issuer” means (i) a Foreign Subsidiary of the Borrower or a Subsidiary Guarantor listed on Schedule 1.1D-3, and (ii) any other direct, “first-tier” Foreign Subsidiary of the Borrower or a Subsidiary Guarantor which satisfies the Pledge Threshold.

“Material Indebtedness” means, with respect to a Loan Party, indebtedness for borrowed money of, or guaranteed by, such Loan Party having an aggregate principal amount, individually or in the aggregate, in excess of $1,000,000,000 (or the Dollar Equivalent thereof in any other currency).

“Material Loan Party” means (i) the Parent, (ii) the Borrower and (iii) any Subsidiary Guarantor that, at the time of determination, has Consolidated Total Assets equal to at least 10% of the Consolidated Total Assets of the Parent at such time, as reflected initially in the 2009 10-K and thereafter in the most recent annual consolidated financial statements of the Parent delivered or deemed delivered pursuant to Section 6.1.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgaged Property” means (a) each of the real property interests as of the Effective Date set forth in Schedule 1.1E, (b) each of the real property interests constituting the active manufacturing sites and proving grounds acquired or leased by the Borrower or a Subsidiary Guarantor after the Effective Date, in each case, having a Net Book Value (exclusive of any associated machinery and equipment), as of the last day of the first fiscal quarter of the Parent following such acquisition or lease, in excess of $75,000,000, (c) each of the real property interests constituting warehouse sites acquired by the Borrower or a Subsidiary Guarantor after the Effective Date having a Net Book Value (exclusive of any associated machinery and equipment), as of the last day of the first fiscal quarter of the Parent following such acquisition, in excess of $25,000,000, (d) each of the real property interests constituting the Warren Technology Center located in Warren, Michigan and described in Schedule 1.1E, (e) each of the real property interests constituting the Pontiac North Powertrain campus located in Pontiac, Michigan and described in Schedule 1.1E, and (f) each of the real property interests constituting the Renaissance Center campus located in Detroit, Michigan and described in Schedule 1.1E.

“Mortgages” means each of the mortgages, deeds of trust and deeds to secure debt made by the Borrower or any Subsidiary Guarantor in favor of, or for the benefit of, the Collateral Trustee for the benefit of the Secured Parties in respect of the Mortgaged Property, substantially in the form of Exhibit E (with such changes thereto as the Borrower and the Administrative Agent reasonably agree are advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded).

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“Multiemployer Plan” means a multiemployer plan defined as such in Section 4001(a)(3) or Section 3(37) of ERISA to which contributions are required to be made by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate may have any direct or indirect liability or obligation contingent or otherwise.

“Net Book Value” means with respect to any asset of any Person (a) other than accounts receivable, the gross book value of such asset on the balance sheet of such Person, minus depreciation in respect of such asset on such balance sheet and (b) with respect to accounts receivable, the gross book value thereof, minus any specific reserves attributable thereto.

“Net Cash Proceeds” means (a) the gross cash proceeds (including payments from time to time in respect of installment obligations, if applicable, and cash equivalents and Marketable Securities) received less (b) the sum of:

(i)	the amount, if any, of all taxes paid or estimated to be payable by the Parent or any Subsidiary or affiliate thereof in connection with such transaction,

(ii)	the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (i) above) (A) associated with the assets that are the subject of such transaction and (B) retained by the Parent or any Subsidiary or affiliate thereof,

(iii)	the amount of any indebtedness secured by a Lien on the assets that are the subject of the transaction to the extent that the instrument creating or evidencing such indebtedness requires that such indebtedness be repaid upon consummation of such transaction, and

(iv)	fees and expenses attributable to the transaction.

“Non-Excluded Taxes” has the meaning assigned to such term in Section 2.14(a).

“Non-Extending Lender” has the meaning assigned to such term in Section 2.20(b).

“Non-U.S. Lender” has the meaning assigned to such term in Section 2.14(d).

“Notes” has the meaning assigned to such term in Section 2.12(g).

“Notice of Acceleration” has the meaning assigned to such term in the Collateral Trust Agreement.

“Obligations” means, collectively, the unpaid principal of and interest on the Loans, Reimbursement Obligations and all other obligations and liabilities of the Borrower, the Parent or any Subsidiary (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and Reimbursement Obligations and Post-Petition Interest (as defined in the Collateral Trust Agreement as in effect on the Closing Date)) to the Administrative Agent, any Lender or any Issuing Lender hereunder, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Documents, in each case whether on account of principal, interest, reimbursement obligations, fees, prepayment premiums, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Administrative Agent, the Lenders or the Issuing Lenders that are required to be paid by the Borrower pursuant to the terms of any of the Loan Documents).

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“Optional Currency” means, at any time, any currencies which are freely convertible into Dollars and are freely traded and available in the London interbank eurocurrency market with the consent of the Administrative Agent and the applicable Issuing Lender.

“Original Currency” has the meaning assigned to such term in Section 10.13.

“Other Subsidiary Guarantor” means each Domestic Subsidiary of the Parent that is designated by the Borrower as a Subsidiary Guarantor but is not otherwise required to be a guarantor pursuant to the provisions of the Loan Documents and that becomes a party to the Guarantee and the Collateral Trust Agreement (and, if applicable, to one or more Security Documents) after the Effective Date pursuant to Section 6.7 or otherwise.

“Other Taxes” means any and all present or future stamp or documentary taxes and any other excise or property, intangible or mortgage recording taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (a) with respect to indebtedness for borrowed money, the aggregate outstanding principal amount thereof, (b) with respect to banker’s acceptances, letters of credit or letters of guarantee, the aggregate undrawn, unexpired face amount thereof plus the aggregate unreimbursed drawn amount thereof, (c) with respect to Hedging Obligations, the aggregate amount recorded by the applicable obligor as its termination liability thereunder, (d) with respect to cash management obligations or guarantees that constitute Permitted First Lien Non-Loan Exposure, the aggregate maximum amount thereof (i) that the relevant cash management provider is entitled to assert as such as agreed from time to time by the applicable obligor and such provider or (ii) the principal amount of the indebtedness for borrowed money being guaranteed or, if less, the maximum amount of such guarantee set forth in the relevant guarantee and (e) with respect to any other obligations, the aggregate outstanding amount thereof.

“Parent” means General Motors Company, a Delaware corporation.

“Participant” has the meaning assigned to such term in Section 10.6(c).

“Participant Register” has the meaning assigned to such term in Section 10.6(c).

“Patent Security Agreement” means the Patent Security Agreement to be executed and delivered by General Motors LLC, GM Global Technology Operations, Inc. and the Collateral Trustee, substantially in the form of Exhibit D-1, and any additional Security Document executed and delivered by a Loan Party and relating to Patents (as therein defined), in each case as amended, supplemented, or otherwise modified from time to time.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

“Percentage” means as to any Lender at any time, the percentage which such Lender’s Commitment then constitutes of the Total Commitments or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender’s Loans then outstanding constitutes of the aggregate principal amount of all Loans then outstanding, provided, that, for purposes of Section 3.4, after the expiration or termination of all the Commitments, the Percentage of a Lender shall be deemed to be the Percentage in effect immediately prior to such expiration or termination as such Percentage may thereafter be adjusted to take into account the effect of assignments pursuant to Section 10.6(b).

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“Perfection Period” has the meaning assigned to such term in Section 6.6.

“Permitted Additional First Lien Debt” means Debt of a Loan Party that has been designated by the Borrower as “Permitted Additional First Lien Debt” in accordance with the provisions of the Loan Documents; provided that, at the time of such designation and after giving effect to the incurrence (assuming for this purpose that the Outstanding Amount thereof, in the case of a revolving facility or line of credit, shall be deemed to be the maximum aggregate principal or face amount of Debt that can be outstanding at any one time under such facility or line, irrespective of when such amount is or may actually be incurred and, for the purpose, of this definition, all of which shall be deemed to have been incurred at the time of such designation) and application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.20 to 1.00.

“Permitted Asset Sales” means sales or other Dispositions of:

(a) worn out or obsolete assets of a Loan Party (as determined by such Loan Party) and any other excess or surplus assets or assets no longer required in the business of a Loan Party (as determined by such Loan Party);

(b) the following assets or property of a Loan Party (i) in the ordinary course of business, inventory, (ii) accounts receivable (with or without recourse, and including any such receivables sold or financed pursuant to a receivables purchase or finance facility), (iii) cash, cash equivalents and Marketable Securities; and (iv) in the ordinary course of business, other assets,

(c) assets from one Loan Party to the Borrower or any Subsidiary thereof;

(d) assets that constitute Excluded Collateral;

(e) other assets that constitute Collateral in a single transaction or a series of related transactions having a Net Book Value less than $500,000,000; and

(f) other assets that constitute Collateral in a single transaction or a series of related transactions having a Net Book Value equal to or greater than $500,000,000; provided that (i) after giving pro forma effect to such sale and the application of proceeds therefrom, the Borrowing Base Coverage Ratio is at least 1.10 to 1.00 and (ii) any portion of the Net Cash Proceeds thereof not reinvested in the business of a Loan Party by the last day of the calendar month which is the 15th month following the month in which such Net Cash Proceeds were received (any such portion being referred to as “Surplus Proceeds”) shall be applied, on or before the 10th Business Day of the next succeeding calendar month, to the extent, but only to the extent that Covered Debt is then outstanding, to reduce (whether by payment, repayment, or cash collateralization in a Borrowing Base Collateral Account maintained by the Collateral Trustee) the outstanding amount of Covered Debt, it being expressly understood and agreed that (i) amounts so paid or prepaid may be reborrowed (if otherwise permitted by the terms of the instrument or agreement relating thereto), and (ii) amounts so used to cash collateralize outstanding Covered Debt, together with accrued interest thereon, shall be released at any time that the Borrower so requests if no Default or Event of Default

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shall have then occurred and be continuing or would result therefrom; provided, further, that the obligation to apply such Surplus Proceeds to reduce Covered Debt shall be inapplicable from and after the occurrence of the Collateral Release Date; and

(g) assets or Capital Stock of or relating to Nexteer Automotive, Delphi Automotive LLP and Ally Financial Inc.

“Permitted First Lien Non-Loan Exposure” means Designated Hedging Obligations, Designated Cash Management Obligations, reimbursement obligations in respect of letters of credit and bank guarantees, guarantees provided by a Loan Party or a Subsidiary of a Loan Party (including in respect of borrowed money), lines of credit, ACH and overdraft arrangements, and other obligations of a Loan Party or a Subsidiary of a Loan Party to Lenders or their affiliates or to other banks, financial institutions, investment banks or others that, in each case, have been designated by the Borrower as “Permitted First Lien Non-Loan Exposure”; provided that (a) after giving pro forma effect to such designation and any application of the proceeds thereof the Borrowing Base Coverage Ratio is at least 1.00 to 1.00 and (b) the aggregate Outstanding Amount of Permitted First Lien Non-Loan Exposure shall not exceed $2,000,000,000 at any time.

“Permitted Holders” means collectively, the United States Department of the Treasury, the UAW Retiree Medical Benefits Trust, Canada GEN Investment Corporation, Motors Liquidation Company, any stockholder of Motors Liquidation Company who receives a distribution of the Voting Stock of the Parent from Motors Liquidation Company (but only to the extent of the Voting Stock received in connection with such distribution) and any Control Investment Affiliate of any of the foregoing.

“Permitted Liens” means:

(a) Liens for Taxes, assessments, governmental charges and utility charges, in each case that (i) are not yet delinquent, (ii) are not yet subject to penalties or interest for non-payment, (iii) are due, but the Liens imposed for such Taxes, assessments or charges are unenforceable or (iv) are being contested in good faith by appropriate actions or proceedings, provided that if and to the extent required by GAAP, adequate reserves with respect thereto are maintained on the books of the relevant Loan Party in conformity with GAAP;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, supplier’s, landlord’s or other like Liens imposed by law or arising in the ordinary course of business (including deposits made to obtain the release of such Liens) that are not overdue for a period of more than 60 days or that are being contested in good faith by appropriate actions or proceedings;

(c) Liens securing Hedging Obligations not entered into for speculative purposes;

(d) statutory, common law or customary Liens (or similar rights) in favor of trustees and escrow agents, and netting and statutory or common law Liens, set-off rights, banker’s Liens, Liens arising under Section 4-210 of the UCC and the like in favor of counterparties to financial obligations and instruments;

(e) permits, licenses, leases or subleases granted to others, encroachments, covenants, use agreements, easements, rights-of-way, reservations of

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rights, title defects, servitudes, zoning and environmental restrictions, other restrictions and other similar encumbrances and other agreements incurred or entered into in the ordinary course of business or imposed by law that, individually or in the aggregate, do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Loan Parties, taken as a whole;

(f) Liens arising under leases or subleases of real or personal property that do not, individually or in the aggregate, materially interfere with the ordinary conduct of business of the Loan Parties, taken as a whole;

(g) Liens, pledges or deposits made in the ordinary course of business or imposed by law in connection with workers’ compensation, unemployment or other insurance (including self-insurance arrangements) or other types of social security or pension benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), licenses, leases (other than capital lease obligations), statutory or regulatory obligations and surety, appeal, customs or performance bonds and similar obligations, or deposits as security for contested taxes or import or customs duties or similar obligations or for the payment of rent, in each case, incurred in the ordinary course of business;

(h) Liens arising from UCC financing statement filings (or similar filings) regarding or otherwise arising under leases entered into by any Loan Party in the ordinary course of business or Liens or filings in connection with sales of accounts, payment intangibles, chattel paper or instruments;

(i) purchase money Liens granted by any Loan Party and Liens in respect of Capital Lease Obligations (including the interest of a lessor under any Capital Lease Obligation and purchase money Liens to which any property is subject at the time, on or after the date hereof, of a Loan Party’s acquisition thereof including acquisitions through amalgamation, merger or consolidation) limited, in each case, to the property purchased with the proceeds of such purchase money indebtedness or subject to such Capital Lease Obligations, or Liens granted to secure Indebtedness provided or guaranteed by a Governmental Authority to finance research and development, limited to the property purchased or developed with the proceeds of such Indebtedness;

(j) Liens in existence on the Effective Date and listed on Schedule 7.3, provided that no such Lien is spread to cover any unrelated property acquired by a Loan Party after the Effective Date and that the amount of Indebtedness or other obligations secured thereby is not increased (except as otherwise permitted by this Agreement);

(k) Liens on property or Capital Stock of a Person at the time such Person becomes a Loan Party or a Subsidiary; provided however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such other Person becoming a Subsidiary; provided further, however, that any such Lien may not extend to any other property owned by a Loan Party;

(l) Liens on property at the time a Loan Party acquires the property, including any acquisition by means of a merger or consolidation with or into such Loan Party; provided however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that such Liens may not extend to any other property owned by a Loan Party;

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(m) any Lien securing the renewal, extension, refinancing, replacing, amending, extending, modifying or refunding of any indebtedness or obligation secured by any Lien permitted by clause (i), (j), (k), (l), (p), (q), or (r) or this clause (m) without any change in the assets subject to such Lien;

(n) any Lien arising out of claims under a judgment rendered, decree or claim filed so long as such judgments, decrees or claims do not constitute an Event of Default;

(o) any Lien consisting of rights reserved to or vested in any Governmental Authority by any statutory provision;

(p) prior to the Collateral Release Date, Liens created pursuant to the Collateral Trust Agreement and the Trust Security Documents securing Covered Debt and amounts owing to the Collateral Trustee under the Collateral Trust Agreement;

(q) prior to the Collateral Release Date, Liens created pursuant to the Collateral Trust Agreement and the Trust Security Documents securing Permitted Second Lien Debt and amounts owing to the Collateral Trustee under the Collateral Trust Agreement;

(r) Liens in favor of lessors pursuant to Sale/Leaseback Transactions to the extent the Disposition of the assets subject to any such Sale/Leaseback Transaction is not prohibited by Section 7.5(b).

(s) Liens securing Indebtedness or other obligations comprising or Guarantee Obligations with respect to (i) letters of credit, bankers’ acceptances and similar instruments issued in the ordinary course of business in respect of the financing of insurance premiums, customs, stay, performance, bid, surety or appeal bonds and similar obligations, (ii) completion guaranties, (iii) “take or pay” obligations in supply agreements, (iv) reimbursement obligations regarding workers’ compensation claims, (v) indemnification, adjustment of purchase price and similar obligations incurred in connection with (A) the acquisition or disposition of any business or assets or (B) sales contracts, (vi) coverage of long term counterparty risk in respect of insurance companies, (vi) purchasing and supply agreements, (viii) rental deposits, (ix) judicial appeals and (x) service contracts;

(t) Liens securing Indebtedness or other obligations of a Subsidiary owing to a Loan Party;

(u) statutory and other Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of obligations of a Loan Party or any Subsidiary under Environmental Laws to which any assets of such Loan Party or such Subsidiary is subject;

(v) Liens securing Indebtedness or other obligations incurred in the ordinary course of business in connection with banking, cash management (including, without limitation, Automated Clearinghouse transactions), custody and deposit accounts

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and operations, netting services, employee credit card programs and similar arrangements and Liens securing indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

(w) Liens under industrial revenue, municipal or similar bonds;

(x) servicing agreements, development agreements, site plan agreements and other agreements with Governmental Authorities pertaining to the use or development of any of the properties and assets of any Loan Party consisting of real or personal property;

(y) Liens arising from security interests granted by Persons who are not affiliates of a Loan Party in such Person’s co-ownership interest in Intellectual Property that such Person co-owns together with any Loan Party;

(z) Liens under licensing agreements for use of Intellectual Property or licenses or sublicenses of Intellectual Property, in each case, entered into in the ordinary course of business;

(aa) Liens of sellers of goods to any Loan Party arising under Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business; and

(bb) Liens whether or not permitted by the foregoing clauses securing Indebtedness and other obligations of any Loan Party; provided that the aggregate outstanding amount of all such Indebtedness and other obligations shall not exceed $250,000,000 at any time.

“Permitted Second Lien Debt” means Indebtedness of a Loan Party that (a) is subject to the Collateral Trust Agreement and (b) constitutes “Second Priority Secured Obligations” under (and as defined in) the Collateral Trust Agreement; provided, that the aggregate Outstanding Amount of Permitted Second Lien Debt (other than any such indebtedness incurred pursuant to Section 136 of the Energy Independence and Security Act of 2007) that constitutes Debt and has a final maturity date which is prior to the fifth anniversary of the Effective Date shall not exceed $3,000,000,000 at any time.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan” means, at a particular time, an employee pension benefit plan covered by Title IV of ERISA or Section 412 of the Code or Section 303 of ERISA, but excluding any Multiemployer Plan, (a) which is sponsored, established, contributed to or maintained by the Borrower or any ERISA Affiliate, (b) for which the Borrower or any ERISA Affiliate could have any liability, whether actual or contingent (whether pursuant to Section 4069 of ERISA or otherwise) or (c) for which the Borrower or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4062 or Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Pledge Threshold” means with respect to a direct, “first-tier” Domestic Subsidiary of a Loan Party, or a direct, “first-tier” Foreign Subsidiary of a Loan Party, that such Subsidiary, as of the last day of any fiscal quarter of the Parent, had Consolidated Total Assets of at least $250,000,000 (or the Dollar Equivalent thereof in any other currency).

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“Post-Closing Deliverables” has the meaning assigned to such term in Section 6.6.

“Pricing Grid” has the meaning assigned to such term on Schedule 1.1G.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to borrowers).

“Principal Trade Names” means GM, GMC, Chevrolet, Cadillac, and Buick and any variation thereof.

“Real Estate Deliverables” has the meaning assigned to such term in Schedule 1.1B.

“Register” has the meaning assigned to such term in Section 10.6(b)(iv).

“Regulation D” means Regulation D of the Board as in effect from time to time.

“Regulation T” means Regulation T of the Board as in effect from time to time.

“Regulation U” means Regulation U of the Board as in effect from time to time.

“Regulation X” means Regulation X of the Board as in effect from time to time.

“Reimbursement Date” has the meaning assigned to such term in Section 3.5.

“Reimbursement Obligation” means the obligation of the Borrower to reimburse an Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

“Required Lenders” means, at any time, Lenders with Percentages aggregating greater than 50%.

“Requirements of Law” means as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court of competent jurisdiction or other Governmental Authority, in each case applicable to and binding upon such Person and any of its property, and to which such Person and any of its property is subject.

“Responsible Officer” means the chief executive officer, president, chief accounting officer, chief financial officer, controller, assistant controller, treasurer or assistant treasurer of the Borrower.

“Restricted Collateral” means, collectively, (a) the Capital Stock of the Persons listed on Schedule 1.1C, (b) any asset or property, (i) to the extent that the assignment for collateral security purposes, pledge or grant of a Lien with respect thereto is prohibited by any applicable requirement of law or by any Governmental Authority, or (ii) to the extent that the assignment for collateral security purposes, pledge or grant of a Lien with respect thereto is prohibited by, constitutes a default or breach of, or results in the termination of the terms of any contract, agreement, instrument, or indenture relating to such asset or property, in each case, to the extent such law, prohibition or applicable provision is not rendered ineffective or unenforceable under other applicable law, and (c) any other asset or property of a

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Loan Party that, but for a requirement to obtain a third party consent (to the extent that such requirement is not rendered ineffective or unenforceable under other applicable law) in order to assign for collateral security purposes, pledge or grant a Lien with respect to such asset or property as collateral, would constitute “Collateral”, in each case only to the extent that, and for so long as, a third party consent that has not been obtained is required in order to pledge such asset or property as collateral, it being understood and agreed that no Loan Party shall have any obligation to solicit or obtain any such third party consent under any circumstances whatsoever.

“Restricted Payments” has the meaning assigned to such term in Section 7.6.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

“Sale/Leaseback Transaction” means any arrangement with any Person providing for the leasing by any Loan Party of real or personal property that has been or is to be sold or transferred by the applicable Loan Party to such Person, including any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the applicable Loan Party.

“SEC” means the Securities and Exchange Commission, and any analogous Governmental Authority.

“Second Quarter 2010 10-Q” has the meaning assigned to such term in Section 4.1.

“Section 136 Collateral” means assets or property of a Person subject to a Lien to the extent that such Lien is statutorily required to be a first-priority Lien securing indebtedness of such Person in respect of loans made pursuant to Section 136 of the Energy Independence and Security Act of 2007.

“Secured Obligations” has the meaning assigned to such term in the Collateral Trust Agreement.

“Secured Parties” has the meaning assigned to such term in the Collateral Trust Agreement.

“Security Agreement” means the Security Agreement to be executed and delivered by the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A.

“Security Agreement Joinder Agreement” means each joinder agreement to the Security Agreement to be executed and delivered pursuant to the Security Agreement.

“Security Documents” means the collective reference to the Security Agreement, each Security Agreement Joinder Agreement, the Mortgages, each Patent Security Agreement, each Trademark Security Agreement and all other security documents hereafter delivered to the Collateral Trustee granting a Lien on any property of any Person to secure the Secured Obligations.

“Subject Material Indebtedness” means, at any time, Material Indebtedness of a Loan Party that (a) is not primarily secured by a first lien on any Section 136 Collateral, (b) constitutes Permitted Additional First Lien Debt or Permitted Second Lien Debt, and (c) contains or has the benefit of a financial covenant or borrowing base covenant that is not at the time of determination included in this Agreement in substantially the same form and with the same (or more restrictive) covenant “levels”.

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“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity have or shall have the right to have voting power by reason of the happening of any contingency) is at the time directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantor” means each Initial Subsidiary Guarantor, each Additional Subsidiary Guarantor and each Other Subsidiary Guarantor; provided, however, that the term “Subsidiary Guarantor” shall not include any such Person from and after the date such Person ceases for any reason not otherwise prohibited by the Loan Documents to be a party to the Guarantee.

“Surplus Proceeds” has the meaning assigned to such term in clause (f) of the definition of “Permitted Asset Sales”.

“Syndication Agent” has the meaning assigned to such term in the preamble hereto.

“Taxes” means any taxes, charges or assessments, including but not limited to income, sales, use, transfer, rental, ad valorem, value-added, stamp, property, consumption, franchise, license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar tax, charges or assessments.

“Termination Date” means, as to any Lender, initially, the fifth anniversary of the Effective Date, as such date for such Lender may be extended from time to time pursuant to Section 2.20.

“Total Available Commitments” means, at any time, an amount equal to the excess, if any, of (a) the Total Commitments then in effect, over (b) the Total Extensions of Credit then outstanding.

“Total Commitments” means, at any time, the aggregate amount of the Commitments then in effect.

“Total Extensions of Credit” means, at any time, the aggregate Outstanding Amount of the Extensions of Credit of the Lenders at such time.

“Trademark Security Agreement” means the Trademark Security Agreement to be executed and delivered by General Motors LLC, OnStar, LLC and the Collateral Trustee, substantially in the form of Exhibit D-2, and any additional Security Document executed and delivered by a Loan Party and relating to Trademarks (as therein defined), in each case as amended, supplemented, or otherwise modified from time to time .

“Transferee” means any Assignee or Participant.

“Trust Security Document” has the meaning assigned to such term in the Collateral Trust Agreement.

“Type” means, as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.

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“United States” means the United States of America and its territories and possessions.

“Unrestricted Payment Period” has the meaning assigned to such term in Section 7.6.

“Unconsolidated Subsidiary” means a subsidiary of the Parent or other Person whose financial results are not, in accordance with GAAP, included in the consolidated financial statements of the Parent.

“Voting Stock” means, with respect to any Person, such Person’s Capital Stock having the right to vote for election of directors (or the equivalent thereof) of such Person under ordinary circumstances.

1.2 Other Definitional Provisions. (a) As used in this Agreement, the terms listed in Schedule 1.1B shall have the respective meanings set forth in such Schedule 1.1B. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time, (vi) references to any Person shall include its successors and permitted assigns, (vii) references to any law, treaty, statute, rule or regulation shall (unless otherwise specified) be construed as including all statutory provisions, regulatory provisions, rulings, opinions, determinations or other provisions consolidating, amending, replacing, supplementing or interpreting such law, treaty, statute, rule or regulation and (viii) unless otherwise specified, references to fiscal periods shall be deemed to be references to fiscal periods of the Parent.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole (including the Schedules and Exhibits hereto) and not to any particular provision of this Agreement (or the Schedules and Exhibits hereto), and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

1.3 Conversion of Foreign Currencies.

(a) Except as otherwise expressly set forth on Schedule 1.1B, the Administrative Agent shall determine the Dollar Equivalent of any amount as required hereby, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error using the procedure set forth in the definition of “Dollar Equivalent” and Section 1.3(b). The Administrative Agent may, but shall not be obligated to, rely on any determination made by any Loan Party in any document delivered to the Administrative Agent.

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(b) For purposes of determining compliance with any covenant or restriction in this Agreement that is based on the amount of any Indebtedness that is denominated in a currency other than Dollars, the Dollar Equivalent thereof shall be determined based on the Exchange Rate in effect at the time such Indebtedness was incurred unless the specific restriction or covenant provides a different method or time for valuation; provided that, for purposes of Section 3.1, the Dollar Equivalent of an outstanding Letter of Credit shall be determined on its issuance date and thereafter on the last day of each subsequent Fee Payment Period.

(c) The Administrative Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollar or cent to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars or in whole cents, as may be necessary or appropriate.

1.4 Other Interpretive Provisions; Amendments on the Collateral Release Date.

(a) If a Lien on Collateral satisfies the requirements of two or more clauses of the definition of Permitted Lien, the Borrower may, at any time and from time to time designate or redesignate such Lien as a Permitted Lien in any of such clauses and the Borrower need not classify such Lien solely by reference to one such clause. If a Permitted Asset Sale satisfies the requirements of two or more clauses (a) through (g) of the definition thereof, the Borrower may, at any time and from time to time designate or redesignate such Permitted Asset Sale as a Permitted Asset Sale in any of such clauses and the Borrower need not classify such Permitted Asset Sale solely by reference to one such clause. If a Restricted Payment satisfies the requirements of two or more clauses (a) through (j) of Section 7.6, the Borrower may, at any time and from time to time designate or redesignate such Restricted Payment as a permitted Restricted Payment in any of such clauses and the Borrower need not classify such permitted Restricted Payment solely by reference to one such clause. When calculating the amount of any obligation or liability for purposes of determining any component of the Borrowing Base or of eligibility for inclusion therein, if such obligation or liability is not an obligation or liability with a fixed or readily determinable amount, such amount shall be estimated by the Borrower to be the reasonably anticipated liability in respect thereof, in each case consistent with GAAP.

(b) It is understood and agreed that from and after the Collateral Release Date, the Collateral Trust Agreement and the Security Documents shall cease to be Loan Documents and shall cease to be applicable under or for purposes of this Agreement or any other Loan Document. Without intending to derogate from the foregoing, Sections 2.1(a)(ii), 2.6(a), 2.6(b), 2.6(c), 2.12(f), 3.1(a)(i)(C), 4.13 (insofar as it pertains to Schedule 4.13), 4.14, 5.3(c), 6.2(b), 6.2(c), 6.7 (with respect to the Collateral Trust Agreement and the Security Documents), 6.8, 6.9(b), 7.1, 7.5(b), 7.6, 8(e), 8(i), and 10.1(a)(F) and any definitions used solely in such sections shall cease to be applicable and this Agreement shall be deemed amended automatically on the Collateral Release Date by deleting the text of such Sections or definitions in their entirety and substituting for the text of each such Section or definition “[intentionally omitted]”.

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

2.1 Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving loans (“Loans”) in Dollars to the Borrower from time to time during the Commitment Period of such Lender; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) such Lender’s Extensions of Credit do not exceed the amount of such Lender’s Commitment, (ii) prior to the Collateral Release Date, the Outstanding Amount of Covered Debt shall not exceed the Borrowing Base at such time and (iii) the Total Extensions of Credit shall not exceed the Total Commitments then in effect. During the Commitment Period the Borrower may use the Commitments by

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borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Loans may from time to time be Eurodollar Loans, ABR Loans or any combination of the foregoing, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.7.

(b) The Borrower shall repay all outstanding Loans of a Lender on the Termination Date for such Lender.

2.2 Procedure for Borrowing. The Borrower may borrow under the Commitments during the Commitment Period on any Business Day, provided that, except in the case of a deemed request for an ABR Loan on the Reimbursement Date of a Reimbursement Obligation as contemplated by Section 3.5, the Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) prior to (a) 1:00 P.M., New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) 12:00 Noon, New York City time, on the date of the proposed borrowing, in the case of ABR Loans), specifying (i) the amount and Type of Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective lengths of the initial Interest Period(s) therefor. If no election as to the Type of a Loan is specified in any such notice, then the requested borrowing shall be an ABR Loan. If no Interest Period with respect to a Eurodollar Loan is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Except as otherwise contemplated by Section 3.5, each borrowing under the Commitments shall be in an amount equal to $50,000,000 (or, if the then aggregate Available Commitments are less than $50,000,000, such lesser amount) or a whole multiple of $10,000,000 in excess thereof. Upon receipt of any such notice (or, as provided in Section 3.5, deemed notice) from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 1:00 P.M. (or, in the case of an ABR Loan requested on the proposed Borrowing Date, 3:00 P.M.), New York City time, on the Borrowing Date requested (or deemed requested) by the Borrower in funds immediately available to the Administrative Agent. Subject to Section 3.5 (where the proceeds of such borrowing shall be applied to repay the related Reimbursement Obligation), such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office or such other account as the Borrower may specify to the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

2.3 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the Effective Date (or such later date as of which such Lender shall become a Lender hereunder) to the date on which the Commitment of such Lender expires or otherwise terminates, computed at the Commitment Fee Rate on the average daily amount of the Available Commitment of such Lender during the related Fee Payment Period for which payment is made, payable in arrears on each Fee Payment Date, commencing on the first such date to occur after the Effective Date.

(b) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in its letter agreement (captioned “Administrative Agent Fee Letter”) dated August 9, 2010 with the Administrative Agent.

2.4 Termination, Reduction of Commitments. The Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction of Commitments shall be permitted if, after giving effect thereto and to any

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prepayments of the Loans made on the effective date thereof, the Total Extensions of Credit would exceed the Total Commitments. In the event that the Administrative Agent receives such notice, the Administrative Agent shall give notice thereof to the Lenders as soon as practicable thereafter. Any such reduction shall be in an amount equal to $100,000,000 or a whole multiple of $25,000,000 in excess thereof, and shall reduce permanently the Commitments then in effect. Each notice delivered by the Borrower pursuant to this Section 2.4 shall be irrevocable; provided, that a notice to terminate any Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or a Change of Control, in which case, such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Notwithstanding the foregoing, the revocation of a termination notice shall not affect the Borrower’s obligation to indemnify any Lender in accordance with Section 2.15 for any loss or expense sustained or incurred as a consequence thereof.

2.5 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than 1:00 P.M., New York City time, three Business Days prior thereto, in the case of Eurodollar Loans, and no later than 1:00 P.M., New York City time, on the day of such prepayment, in the case of ABR Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or ABR Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.15; provided, further, that such notice to prepay the Loans delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or a Change of Control, in either case, which such notice may be revoked by the Borrower (by further notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Notwithstanding the foregoing, the revocation of a prepayment notice shall not affect the Borrower’s obligation to indemnify any Lender in accordance with Section 2.15 for any loss or expense sustained or incurred as a consequence thereof. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given (and not revoked as provided herein), the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Loans shall be in an aggregate principal amount of $25,000,000 or an integral multiple thereof.

2.6 Mandatory Prepayments. (a) If the Outstanding Amount of Covered Debt at any time shall exceed the Borrowing Base in effect at such time for any period of five (5) consecutive Business Days, the Borrower shall, within one (1) Business Day of the expiration of such five (5) Business Day period, either prepay and/or otherwise reduce, as applicable, the then outstanding Covered Debt in the amount of such excess or cure any such Borrowing Base deficiency by increasing the Borrowing Base by adding additional Collateral in accordance with Schedule 1.1B and the Borrowing Base shall thereupon be concurrently increased by the value of such additional Collateral.

(b) If, prior to the Collateral Release Date, the Borrower shall receive Net Cash Proceeds from any Disposition of assets permitted under clause (f) of the definition of Permitted Asset Sales, the Borrower shall apply such Net Cash Proceeds (to the extent that such Net Cash Proceeds constitute Surplus Proceeds) in the manner set forth in the first proviso to such clause (f).

(c) If, prior to the Collateral Release Date, the Borrower elects to prepay outstanding Covered Debt to comply with its obligations under Section 2.6(a), 2.6(b) or Section 7.1, such prepayment may be applied to outstanding Covered Debt in the order specified by the Borrower (and, for the avoidance of doubt, if two or more tranches of Eurodollar Loans are then outstanding, the Borrower may specify the order of prepayment thereof).

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(d) On each Fee Payment Date on which any Letters of Credit denominated in an Optional Currency are outstanding, the Administrative Agent shall determine the Dollar Equivalent of the aggregate outstanding amount of such Letters of Credit as of the last day of the related Fee Payment Period. If, as of the last day of any such Fee Payment Period, the sum of (i) 105% of the Dollar Equivalent of such Letters of Credit plus (ii) the aggregate outstanding Extensions of Credit other than such Letters of Credit exceed the Total Commitments then in effect, then the Administrative Agent shall notify the Borrower and within five Business Days of such notice, the Borrower shall prepay Loans or Collateralize Letters of Credit in an aggregate principal or face amount at least equal to such excess.

2.7 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 1:00 P.M., New York City time, on the third Business Day preceding the proposed conversion date, provided that any such conversion of Eurodollar Loans that is not made on the last day of an Interest Period with respect thereto shall be subject to Section 2.15. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 1:00 P.M., New York City time, on the third Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor); provided that no ABR Loan may be converted into a Eurodollar Loan when (after giving effect to such Loan and to the application of proceeds thereof) any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such conversions (and the Administrative Agent shall notify the Borrower within a reasonable amount of time of any such determination). Upon receipt of any such conversion notice, the Administrative Agent shall promptly notify each relevant Lender and the Borrower.

(b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period(s) to be applicable to such Loans; provided that no Eurodollar Loan may be continued as such when (after giving effect to such Loan and to the application of proceeds thereof) any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuations (and the Administrative Agent shall notify the Borrower within a reasonable amount of time of any such determination); and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph such Loans shall be automatically continued as a Eurodollar Loan, on the last day of such then expiring Interest Period and shall have an Interest Period of two weeks duration. Upon receipt of any such continuation notice (or any such automatic continuation), the Administrative Agent shall promptly notify each relevant Lender and the Borrower thereof.

2.8 Limitations on Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that no more than 30 Eurodollar Tranches shall be outstanding at any one time.

2.9 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

(b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

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(c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% per annum or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans plus 2% per annum, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or Letter of Credit Fee payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount (in the case of any Reimbursement Obligations converted into Dollars on the applicable Reimbursement Date if necessary) shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to Section 2.9(c) shall be payable from time to time on demand.

2.10 Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed, except that, with respect to Eurodollar Loans, the interest thereon shall be calculated on the basis of a 360- day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.10(a).

2.11 Inability to Determine Interest Rate; Illegality. (a) If prior to the first day of any Interest Period:

the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower ) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period;

the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If any such notice is given, then (1) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (2) any ABR Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (iii) any outstanding Eurodollar Loans shall be converted, on the last day of the then-current Interest Period, to ABR Loans. Until such relevant notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

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(b) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof, in each case, made subsequent to the Effective Date, shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, such Lender shall give notice thereof to the Administrative Agent and the Borrower describing the relevant provisions of such Requirement of Law (and, if the Borrower shall request, provide the Borrower with a memorandum or opinion of counsel of recognized standing (as selected by such Lender) as to such illegality), following which, (A) the commitment of such Lender hereunder to make Eurodollar Loans, continue such Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (B) such Lender’s outstanding Eurodollar Loans denominated in Dollars shall be converted automatically on the last day of the then current Interest Periods with respect to such Loans (or within such earlier period as shall be required by law) to ABR Loans. If any such conversion or prepayment of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to any Lender whose Loan is converted or prepaid such amounts, if any, as may be required pursuant to Section 2.15.

2.12 Pro Rata Treatment and Payments; Evidence of Debt. (a) Each borrowing of Loans by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Percentages, of the Lenders except to the extent required or permitted pursuant to Sections 2.17, 2.18 and 2.20.

(b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata to the Lenders according to the respective outstanding principal amounts of the Loans then held by the Lenders except to the extent required or permitted pursuant to Sections 2.17, 2.18 and 2.20.

(c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 3:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in the applicable Currency and in immediately available funds, except that payment of fronting fees owing to any Issuing Lender shall be made directly to the relevant Issuing Lender. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, except as otherwise provided with respect to the payment of interest at the expiration of an Interest Period for a Eurodollar Loan as provided in the proviso to the definition of Interest Period. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such

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amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate up to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans .

(e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

(f) Notwithstanding anything to the contrary in this Section 2.12, prior to the Collateral Release Date, proceeds of the Collateral that are received by the Administrative Agent to pay or prepay the Loans while a Notice of Acceleration is in effect, shall be applied pursuant to Section 3.4 of the Collateral Trust Agreement. Unless all of the Obligations have become due and payable (whether at the stated maturity, by acceleration or otherwise), payments under the Guarantee shall be applied to the Obligations in such order of application as the relevant Loan Party may from time to time specify, subject however, to the provisions of Sections 2.12(a) and (b) (applied as if such payments were made by the Borrower) and Section 10.7.

(g) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower shall promptly execute and deliver to such Lender a promissory note of the Borrower evidencing the Loans of such Lender, substantially in the forms of Exhibit M (a “Note”), with appropriate insertions as to date and principal amount.

2.13 Requirements of Law.

Except with respect to Taxes, which shall be governed exclusively by Section 2.14 and to which this Section 2.13 shall not apply:

(a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case, made subsequent to the Effective Date:

(i) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate; or

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(ii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount that such Lender reasonably deems material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall pay such Lender, within 15 Business Days of receipt of notice from the relevant Lender as described below, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable (it being understood that the provisions set forth in this Section 2.13(a) are not intended to derogate from the Borrower’s rights provided in Sections 2.16 and 2.17). If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled (including a reasonably detailed calculation of such amounts).

(b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the Effective Date shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 Business Days after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor (together with a reasonably detailed description and calculation of such amounts), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction (it being understood that the provisions set forth in this Section 2.13(b) are not intended to derogate from the Borrower’s rights provided in Sections 2.16 and 2.17).

(c) A certificate as to any additional amounts payable pursuant to this Section 2.13 submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be prima facie evidence of the amount owing in the absence of manifest error. Notwithstanding anything to the contrary in this Agreement, (i) no Lender shall be entitled to request any payment or amount under this Section 2.13 unless such Lender is generally demanding payment (and certifies to the Borrower that it is generally demanding payment) under comparable provisions of its agreements with similarly situated borrowers of similar credit quality (provided that the Administrative Agent shall be under no obligation to verify any such request of a Lender) and (ii) the Borrower shall not be required to compensate a Lender pursuant to this Section 2.13 for any amounts incurred more than 90 days prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such 90 day period shall be extended to include the period of such retroactive effect, but not more than 180 days prior to the date that such notice was received by the Borrower. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all interest thereon and fees payable hereunder.

2.14 Taxes. (a) All payments made by or on behalf of the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (i) taxes imposed on or measured by income or profits, including franchise taxes

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(imposed in lieu of or in addition to net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document), (ii) any branch profit taxes imposed by the United States or any similar tax imposed by any other Governmental Authority in a jurisdiction described in clause (i) above and (iii) any United States withholding taxes imposed by reason of FATCA. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, (i) the Borrower shall make such deductions and shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable laws and (ii) the amounts so payable to the Administrative Agent or such Lender hereunder shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to the Administrative Agent or any Lender with respect to any Non-Excluded Taxes (1) that are attributable to any Lender’s failure to comply with the requirements of paragraph (d) of this Section 2.14, or (2) that are United States withholding taxes imposed on amounts payable by the Borrower to any Lender at the time such Lender becomes a party to this Agreement (or designates a new Applicable Lending Office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of its designation of a new Applicable Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this Section 2.14.

(b) In addition, the Borrower shall pay any Other Taxes over to the relevant Governmental Authority in accordance with applicable law.

(c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If (i) the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority, (ii) the Borrower fails to remit to the Administrative Agent the required receipts or other required documentary evidence or (iii) any Non-Excluded Taxes or Other Taxes are imposed directly upon the Administrative Agent or any Lender, the Borrower shall indemnify the Administrative Agent and the Lenders for such amount and any incremental taxes, interest, additions to tax, expenses or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure in the case of clauses (i) and (ii), or any such direct imposition in the case of clause (iii). The indemnification payment under this Section 2.14 shall be made within 30 days after the date the Administrative Agent or such Lender (as the case may be) makes a written demand therefor (together with a reasonably detailed calculation of such amounts).

(d) Each Lender (or Transferee) (i) that is not a “United States Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of U.S. Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY (together with any applicable underlying IRS forms), or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit K-1, Exhibit K-2, Exhibit K-3 or Exhibit K-4, as applicable, and the applicable IRS Form W-8, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such

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Non-U.S. Lender claiming complete exemption from U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents and (ii) that is a “United States Person” as defined in Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent (or in the case of a Participant, to the Lender from which the related participation shall have been purchased) two properly completed and duly executed copies of U.S. Internal Revenue Service Form W-9. Such forms shall be delivered by each Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). Thereafter, each Lender shall, to the extent it is legally able to do so, deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender at any other time prescribed by applicable law or as reasonably requested by the Borrower. Each Lender shall deliver to the Borrower and the Administrative Agent, any other form prescribed by applicable requirements of U.S. federal income tax law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of law to permit the Borrower and the Administrative Agent to determine the withholding or deduction required to be made. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (and any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 2.14, a Lender shall not be required to deliver any form pursuant to this Section 2.14 that such Lender is not legally able to deliver.

(e) If the Administrative Agent, any Transferee or any Lender determines, in its sole good faith discretion, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.14, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.14 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Transferee or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent, such Transferee or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Transferee or such Lender in the event the Administrative Agent, such Transferee or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to (i) interfere with the right of the Administrative Agent, any Transferee or any Lender to arrange its tax affairs in whatever manner it sees fit, (ii) obligate the Administrative Agent, any Transferee or any Lender to claim any tax refund, (iii) require the Administrative Agent, any Transferee or any Lender to make available its tax returns (or any other information relating to its taxes or any computation in respect thereof which it deems in its sole discretion to be confidential) to the Borrower or any other Person, or (iv) require the Administrative Agent, any Transferee or any Lender to do anything that would in its sole discretion prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

(f) Each Lender shall indemnify the Administrative Agent for the full amount of any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or similar charges imposed by any Governmental Authority that are attributable to such Lender and that are payable or paid by the Administrative Agent, together with all interest, penalties, reasonable costs and expenses arising therefrom or with respect thereto, as determined by the Administrative Agent in good faith. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

(g) Each Assignee shall be bound by this Section 2.14.

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(h) The agreements in this Section 2.14 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.15 Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any actual loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the making of a prepayment of Eurodollar Loans (or the conversion of a Eurodollar Loan into a Loan of a different Type) on a day that is not the last day of an Interest Period with respect thereto or (d) the assignment of any Eurodollar Loan other than on the last day of an Interest Period therefor as a result of a request by the Borrower pursuant to Section 2.17. Such indemnification may include an amount up to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender (together with a reasonably detailed calculation of such amounts) shall be prima facie evidence thereof and shall be payable within 30 days of receipt of any such notice. The agreements in this Section 2.15 shall survive the termination of this Agreement and the payment of the Loans hereunder.

2.16 Change of Applicable Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.13 or 2.14(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Applicable Lending Office for any Loans affected by such event with the object of avoiding or minimizing the consequences of such event; provided, that such designation is made on terms that, in the reasonable judgment of such Lender, do not cause such Lender and its lending office(s) to suffer any material economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section 2.16 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.13 or 2.14(a).

2.17 Replacement/Termination of Lenders. The Borrower shall be permitted to replace with a replacement financial institution or terminate the Commitments and repay any outstanding Loans (and any accrued interest and fees thereon) of a Defaulting Lender or any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.13 or 2.14(a), (b) fails to give its consent for any amendment, consent or waiver requiring the consent of 100% of the Lenders or all affected Lenders (and such Lender is an affected Lender) and for which Lenders with Percentages aggregating at least 66  2/3% of the Loans and/or Commitments required for such vote have consented or (c) fails to give its consent to an extension of the Termination Date to which the Required Lenders have consented; provided that (i) the replacement financial institution or the Borrower, as applicable, shall purchase or repay, all Loans owing to such replaced or terminated Lender on or prior to the date of replacement or termination, and shall pay all accrued interest and fees thereon to such date, (ii) unless otherwise agreed, the Borrower shall be liable to such replaced or terminated Lender under Section 2.15 if any Eurodollar Loan owing to such replaced Lender shall be purchased or repaid other than on the last day of the Interest Period relating thereto, (iii) any replacement financial institution, if not a Lender, shall be reasonably satisfactory to the Administrative Agent and if a Lender, shall not constitute a Defaulting Lender, (iv) any replaced Lender

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shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that, unless otherwise agreed, the Borrower shall be obligated to pay the registration and processing fee referred to therein), (v) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.13 or 2.14(a), as the case may be, and (vi) any such replacement, termination and/or repayment shall not be deemed to be a waiver of any rights that the Borrower, any other Loan Party, the Administrative Agent or any other Lender shall have against the replaced Lender.

2.18 Defaulting Lender

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) commitment fees shall cease to accrue on the Commitment of such Defaulting Lender pursuant to Section 2.3;

(b) such Defaulting Lender and the Commitment and Extensions of Credit of such Defaulting Lender shall not be included in determining whether the Lenders or the Required Lenders (or any directly affected Lender) have taken or may take any action hereunder (including any consent to any amendment, consent, waiver or other modification pursuant to Section 10.1); provided, that this clause (b) shall not apply in the case of an amendment, waiver or other modification that has the effect of (i) increasing the amount or extending the expiration date of such Defaulting Lender’s Commitment or extending the final scheduled maturity date of any Loan held by such Defaulting Lender, (ii) forgiving or reducing any principal amount of any Loan or any Reimbursement Obligation owing to such Defaulting Lender, or (iii) reducing the stated rate of any interest or fees payable to such Defaulting Lender hereunder, or extending the scheduled date of any payment thereof (for the purpose of clarity, the foregoing clauses (i), (ii), and (iii) shall not include any waiver of a mandatory prepayment and shall not preclude a waiver of applicability of any post-default increases in interest rates).

(c) if any L/C Obligations exist at the time such Lender becomes a Defaulting Lender then:

(i) so long as no Event of Default shall have occurred and be continuing at such time all or any part of the L/C Obligations of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their Percentages (calculated without regard to such Defaulting Lender) but only to the extent the sum of all non-Defaulting Lenders’ Extensions of Credit plus such L/C Obligations does not exceed the total of all non-Defaulting Lenders’ Commitments;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, any Loan Party may, at any time and from time to time following notice by the Administrative Agent, Collateralize for the benefit of each Issuing Lender that is not, itself, a Defaulting Lender, the Borrower’s obligations corresponding to such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) for so long as such L/C Obligations are outstanding or, if sooner, so long as such Defaulting Lender remains a Defaulting Lender (it being expressly understood and agreed that all accrued interest on such Collateralization shall be for the account of the applicable Loan Party and shall be paid to such Loan Party at any time and from time to time upon its request therefor; provided, that no Event of Default shall have then occurred and be continuing);

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(iii) if a Loan Party Collateralizes any portion of such Defaulting Lender’s L/C Obligations pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.3 with respect to such Defaulting Lender’s L/C Obligations during the period such Defaulting Lender’s L/C Obligations are so Collateralized;

(iv) if the L/C Obligations of the Defaulting Lenders are reallocated pursuant to clause (i) above, then the fees payable to the non-Defaulting Lenders pursuant to Section 2.3 and Section 3.3 shall be adjusted in accordance with such non-Defaulting Lenders’ Percentages of the Total Commitments calculated without regard to such Defaulting Lender’s Percentage of the Total Commitments; and

(v) if all or any portion of such Defaulting Lender’s L/C Obligations is neither reallocated nor Collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of each Loan Party, the applicable Issuing Lender or any other Lender hereunder, all letter of credit fees payable under Section 3.3 with respect to such Defaulting Lender’s L/C Obligations shall be payable to the applicable Issuing Lender until and to the extent that such L/C Obligations are so reallocated and/or Collateralized; and

(d) no Issuing Lender shall be required to issue, renew, amend or increase any Letter of Credit, unless it is reasonably satisfied that the related exposure and such Defaulting Lender’s then outstanding L/C Obligations will be 100% covered by the Commitments of the non-Defaulting Lenders and/or Collateralized by a Loan Party in accordance with this Section 2.18 and participating interests in any newly issued or increased Letter of Credit shall be allocated among the non-Defaulting Lenders in a manner consistent with this Section 2.18 (and such Defaulting Lender shall not participate therein).

If (i) a Lender Insolvency Event with respect to the parent company of any Lender shall occur following the Effective Date and for so long as such event shall continue or (ii) any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, such Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless such Issuing Lender shall have entered into arrangements with the Borrower or such Lender, satisfactory to such Issuing Lender, to defease any risk to it in respect of such Lender hereunder.

In the event that a Lender becomes a Defaulting Lender, the Administrative Agent shall give notice to the Borrower and each affected Issuing Lender stating that such Lender has become a Defaulting Lender. In the event that each of the Administrative Agent, the Borrower and each affected Issuing Lender agrees that a Defaulting Lender has adequately remedied all matters that caused such Defaulting Lender to be a Defaulting Lender, then the L/C Obligations of the Lenders shall be readjusted to reflect the inclusion of such Defaulting Lender’s Commitment and, on such date, such Lender shall purchase at par such of the Loans and/or participations in the L/C Obligations of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans and participations in the L/C Obligations in accordance with its Percentage of the Total Commitments.

2.19 Reallocation of Payments for the Account of Defaulting Lenders. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at or prior to maturity, or otherwise), shall be

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applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to each Issuing Lender hereunder (pro rata to the Issuing Lenders in accordance with the amounts owed by such Defaulting Lender to each Issuing Lender); third, if so determined by the Administrative Agent or requested by the Borrower or an Issuing Lender, to be held as cash collateral for future funding obligations of such Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Event of Default has occurred and is continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in an interest bearing deposit account and released from time to time in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement (it being understood and agreed that the accrued interest thereon shall be held as additional collateral for such obligations); sixth, to the payment of any amounts owing to the Lenders or the Issuing Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, to the payment of any amounts owing to a Loan Party as a result of any judgment of a court of competent jurisdiction obtained by such Loan Party against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Reimbursement Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans or Reimbursement Obligations were made at a time when the conditions set forth in Section 5.3 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Reimbursement Obligations owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Reimbursement Obligations owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by such Defaulting Lender or to post cash collateral pursuant to this Section 2.19 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

2.20 Termination Date Extension. (a) The Borrower may at any time and from time to time, by notice to the Administrative Agent, propose an extension of the Termination Date, which proposal may include a proposal to change the Applicable Margins (including any provision of the Pricing Grid) for the Lenders as may be specified in such proposal. Upon receipt of any such proposal the Administrative Agent shall promptly notify each Lender thereof. Each Lender shall respond to such proposal in writing within 30 calendar days after the date of such proposal and any failure of a Lender to respond within such period shall be deemed to be a rejection of such proposal. If any Lender consents to such proposal (each such consenting Lender, an “Extending Lender”), the Termination Date applicable to each Extending Lender shall be extended to the date specified in the Borrower’s extension proposal and the Applicable Margin with respect to each such Extending Lender shall be adjusted in the manner specified in such proposal, if any, and each Non-Extending Lender will be treated as provided in Section 2.20(b).

(b) If any Lender does not consent to any extension request that becomes effective pursuant to Section 2.20(a) (each such Lender, a “Non-Extending Lender”), then (i) the Termination Date for such Non-Extending Lender shall remain unchanged from that applicable prior to the extension and the Commitments of each Non-Extending Lender and the existing Applicable Margins shall, subject to the terms of Section 2.17, continue in full force and effect.

(c) Notwithstanding the provisions of Section 10.1(a), the Borrower and the Administrative Agent (and the Extending Lenders) shall be entitled to enter into any amendments to this

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Agreement that the Administrative Agent believes are necessary or appropriate to reflect, or to provide for the integration of, any extension of the Termination Date or change in Applicable Margins pursuant to this Section 2.20 without the consent of any Non-Extending Lender.

SECTION 3. LETTERS OF CREDIT

3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the Lenders set forth in Section 3.4(a), agrees to issue letters of credit and, with the consent of such Issuing Lender, letters of guarantee (each a “Letter of Credit”) for the account of a Loan Party or a Subsidiary of a Loan Party on any Business Day during the Commitment Period of such Issuing Lender in such form as may be reasonable and customary for the purpose thereof; provided that (i) the Borrower shall not request, and no Issuing Lender shall be required to issue, any Letter of Credit if, after giving effect to such issuance (and to any concurrent funding or prepayment of a Loan and to the application of proceeds thereof and to any concurrent expiration or termination or amendment or modification of any previously issued Letter of Credit), (A) the Dollar Equivalent of the then Outstanding Amount of all Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s L/C Commitment then in effect, (B) the Dollar Equivalent of the then Outstanding Amount of all Letters of Credit would exceed the L/C Sublimit then in effect, (C) prior to the Collateral Release Date, the Dollar Equivalent of the then Outstanding Amount of Covered Debt would exceed the Borrowing Base at such date or (D) the sum of (x) 105% of the Dollar Equivalent of Letters of Credit denominated in Optional Currencies plus (y) the then Outstanding Amount of the Extensions of Credit other than Letters of Credit denominated in Optional Currencies would exceed the Total Commitments then in effect and (ii) the Borrower shall be a co-applicant, and jointly and severally liable with respect to, each Letter of Credit issued for the account of a Subsidiary. Each Letter of Credit shall (x) be denominated in Dollars or, if agreed by the applicable Issuing Lender, any Optional Currency and (y) expire no later than the earlier of (A) the date that is one year after the date of issuance of such Letter of Credit and (B) five Business Days prior to the Termination Date of such Issuing Lender then in effect; provided, that any Letter of Credit with a one-year tenor may provide for the subsequent or successive renewal or automatic renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in foregoing clause (B), unless and to the extent that such Letter of Credit is Collateralized for the period following such date at 105% of the undrawn and unexpired amount of such Letter of Credit). Any such Collateralization of a Letter of Credit provided by a Loan Party with respect to a Letter of Credit, together with accrued interest or earnings thereon, shall be released to such Loan Party as soon as practicable after the expiration or other termination of such Letter of Credit and the reimbursement of any amount drawn thereunder; provided, that, so long as such 105% margin is maintained, the accrued interest or earnings on such Collateralization shall be released to the applicable Loan Party at any time and from time to time upon its request therefor. No Issuing Lender shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

3.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that any Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified in accordance with the provisions of Section 10.2 an Application therefor, completed to the reasonable satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request consistent with its customary business practices for comparable transactions (it being expressly understood and agreed by each Issuing Lender that the terms and provisions of each such Application shall be consistent with the terms and provisions of this Agreement). Upon receipt of any Application, the relevant Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in

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connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the relevant Issuing Lender and the Borrower. The relevant Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The relevant Issuing Lender shall promptly furnish to the Administrative Agent notice of the issuance of each Letter of Credit (including the amount and currency thereof). No Issuing Lender shall issue any Letter of Credit during any period commencing on the first Business Day after it receives written notice from the Administrative Agent that one or more of the conditions precedent contained in Section 5.3 shall not on such date be satisfied or waived, and ending when the Administrative Agent provides written notice to the effect that such conditions are satisfied or waived. The Administrative Agent shall promptly notify the Issuing Lenders upon becoming aware that such conditions in Section 5.3 are thereafter satisfied or waived. The Issuing Lenders shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.3 have been satisfied or waived in connection with the issuance of any Letter of Credit.

3.3 Fees and Other Charges. The Borrower shall pay a fee (the “Letter of Credit Fee”) on the average daily undrawn and unexpired amount of all outstanding Letters of Credit during each Fee Payment Period at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans, shared ratably among the Lenders based on the Percentages of the Lenders during the relevant Fee Payment Period and payable in arrears for each Fee Payment Period on the related Fee Payment Date. In addition, the Borrower shall pay a fronting fee in an amount equal to 0.25% per annum on the average daily undrawn and unexpired amount of each Letter of Credit issued by such Issuing Lender, payable in arrears for each Fee Payment Period on the related Fee Payment Date. For the purposes of the foregoing calculations, the average daily undrawn and unexpired amount of any Letter of Credit denominated in an Optional Currency for any Fee Payment Period shall be calculated by multiplying (i) the average daily undrawn and unexpired amount of such Letter of Credit (expressed in the Optional Currency in which such Letter of Credit is denominated) by (ii) the Exchange Rate for each such Optional Currency in effect on the first Business Day of the related Fee Payment Period or by such other method that the Administrative Agent and the Borrower may agree. In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender, for its own account such customary out-of-pocket costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit, to the extent that such costs and expenses have been mutually agreed upon between the Borrower and such Issuing Lender.

3.4 L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Percentage in such Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued, and the amount of each draft paid, by such Issuing Lender thereunder. Each L/C Participant agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which the Issuing Lender is not reimbursed in full by the Borrower or other applicant in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Percentage of the Dollar Equivalent of the amount of such draft, or any part thereof, that is not so reimbursed (calculated, in the case of any Letter of Credit denominated in an Optional Currency, as of the Reimbursement Date therefor); provided that in no event shall an L/C Participant be obligated to fund an amount that would cause such L/C Participant’s Extensions of Credit to exceed such L/C Participant’s Commitment. Subject to the foregoing, each L/C

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Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against any Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of any Loan Party, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(b) If any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to any Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to any Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the relevant Issuing Lender, times (iii) a fraction, the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the relevant Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans. A certificate of the relevant Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or other applicant or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

3.5 Reimbursement Obligation of the Borrower. If any draft is paid under any Letter of Credit, the Borrower or other applicant shall reimburse the Issuing Lender for the amount of the draft so paid, not later than 3:00 P.M., New York City time, on the second Business Day immediately following the day that the Borrower receives notice of payment of such draft (or if notice of such payment is received after 10:00 A.M., New York City time, on a Business Day, on the third Business Day immediately following such date of receipt) (such date, the “Reimbursement Date”). Each such payment shall be made to the relevant Issuing Lender at its address for notices referred to herein in the currency in which such Letter of Credit is denominated and in immediately available funds; provided that, in the case of any Letter of Credit denominated in an Optional Currency, if such payment, or obligation to make such payment, in an Optional Currency would subject the Administrative Agent, the relevant Issuing Lender or any Lender to any stamp duty, ad valorem charge or any similar tax that would not be payable if such payment were paid or required to be paid in Dollars, the Borrower shall, at its option, (A) pay the amount of such tax to the Administrative Agent, the relevant Issuing Lender or the relevant Lender or (B) pay the Dollar Equivalent of such draft (calculated as of the Reimbursement Date); provided, further that if such payment is not made on the applicable Reimbursement Date the obligation to pay such draft shall be permanently converted into an obligation to pay the Dollar Equivalent amount of such draft (calculated as of such Reimbursement Date). Interest shall be payable on any such amounts from the Reimbursement

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Date until payment in full at the rate set forth in Section 2.9(c). Notwithstanding any inconsistent provision of this Agreement, unless (x) the Borrower gives notice to the Administrative Agent that it has paid its Reimbursement Obligation by 2:00 P.M., New York City time, on the Reimbursement Date or notifies the Administrative Agent that it does not wish to have such Reimbursement Obligation paid with the proceeds of an ABR Loan by such time, or (y) the Administrative Agent has actual knowledge that the conditions precedent to an ABR Loan to be made on such Reimbursement Date which are contained in Section 5.3 have not been satisfied or waived, the Borrower shall be deemed to have requested that the Lenders make an ABR Loan on such Reimbursement Date in an aggregate principal amount equal to the amount of the related Reimbursement Obligation, and such ABR Loan shall be made on such Reimbursement Date. If an ABR Loan is deemed to have been requested as aforesaid, such Reimbursement Obligation shall be paid with the proceeds of such Loan and no Default or Event of Default shall exist or be continuing in respect thereof. Notwithstanding the last sentence of Section 2.2, the proceeds of such ABR Loan shall be made available to the relevant Issuing Lender (and not to the Borrower) to the account specified by such Issuing Lender, in like funds as received by the Administrative Agent, and the Issuing Lender may credit its Percentage of such ABR Loan to the relevant Reimbursement Obligation in lieu of funding such amount to the Administrative Agent.

3.6 Obligations Absolute. The obligations of the Borrower under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Lender that such Issuing Lender shall not, absent gross negligence or willful misconduct, be responsible for, and the Reimbursement Obligations under Section 3.5 of the Borrower shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower, and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower or such Subsidiary, as the case may be, against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions resulting from the gross negligence or willful misconduct of such Issuing Lender. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower .

3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the relevant Issuing Lenders to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of any other Loan Document, including this Section 3, the provisions of such other Loan Document or this Section 3, as the case may be, shall apply.

3.9 Collateralization. Any Loan Party may at its option at any time and from time to time Collateralize any Letter of Credit (with the consent of the relevant Issuing Lender). In addition, on or prior to the date that is five Business Days prior to the Termination Date then in effect for any Issuing

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Lender, a Loan Party shall (or shall cause the relevant Subsidiary to) Collateralize any Letter of Credit with an expiration date occurring after such Termination Date as provided in Section 3.1. Any Letter of Credit that is Collateralized as provided in this Section 3.9 shall cease to be a “Letter of Credit” outstanding hereunder effective on the date of such Collateralization and, accordingly, the rights and obligations of Lenders in respect thereof (including pursuant to Sections 3.3 and 3.4) shall terminate and the Dollar Equivalent of the Outstanding Amount of such Letter of Credit shall no longer be included as “Covered Debt”, an “L/C Obligation” or an “Extension of Credit”.

3.10 New Issuing Lenders; L/C Commitments. (a) The Borrower may from time to time (i) decrease the L/C Commitment of any Issuing Lender or terminate any Issuing Lender as an Issuing Lender hereunder (on a prospective basis only) for any reason upon written notice to the Administrative Agent and such Issuing Lender, (ii) add additional Issuing Lenders hereunder and (iii) increase (with the consent of the relevant Issuing Lender) the L/C Commitment of any existing Issuing Lender. If the Borrower shall decide to add a new Issuing Lender under this Agreement, then the Borrower may appoint from among the Lenders (or an Applicable Lending Office thereof) a new Issuing Lender, with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), whereupon such new issuer of Letters of Credit shall be granted the rights, powers and duties of an Issuing Lender hereunder, and the term “Issuing Lender” shall mean such new issuer of Letters of Credit effective upon such appointment. The acceptance of any appointment as an Issuing Lender hereunder in accordance with this Agreement or an increase of the L/C Commitment of any existing Issuing Lender, shall be evidenced by an agreement entered into by such new issuer of Letters of Credit or existing Issuing Lender, as applicable, in a form reasonably satisfactory to such Issuing Lender, the Borrower and the Administrative Agent and, from and after the effective date of such agreement, such new issuer of Letters of Credit shall become an “Issuing Lender” hereunder or such increased L/C Commitment shall become effective. Any decrease of an L/C Commitment or termination of an Issuing Lender shall become effective upon the applicable Issuing Lender’s receipt of notice thereof. After the termination of an Issuing Lender hereunder, the terminated Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to the replacement, termination or Collateralization thereof or pursuant to Section 3.9, but shall not issue additional Letters of Credit. The Administrative Agent shall promptly notify the Lenders of the effectiveness of any replacement or addition of an Issuing Lender, or any changed L/C Commitment pursuant to this Section 3.10.

(b) Any Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by an Applicable Lending Office thereof, in which case, such Applicable Lending Office shall be an “Issuing Lender” hereunder.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit the Borrower hereby represents and warrants to each Lender that:

4.1 Financial Condition. The consolidated financial statements of the Parent included in its Annual Report on Form 10-K, for the twelve-month period ended December 31, 2009 (the “2009 10-K”) and in its Quarterly Report on Form 10-Q for the six-month period ended June 30, 2010 (the “Second Quarter 2010 10-Q”), each as most recently updated or amended on or before the Effective Date and filed with the SEC, present fairly, in all material respects, in accordance with GAAP, the financial condition and results of operations of the Parent and its Subsidiaries as of, and for, (a) the twelve-month period ended on December 31, 2009 and (b) the six-month period ended June 30, 2010, respectively; provided that the foregoing representation shall not be deemed to have been incorrect if, in the event of a subsequent restatement of such financial statements, the changes reflected in such restatement(s) do not reflect a change in the financial condition or results of operation of the Parent and its Subsidiaries, taken as a whole, which could reasonably be expected to have a Material Adverse Effect.

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4.2 No Change. Between the date of the financial statements included in the Second Quarter 2010 10-Q and the Closing Date, there has been no development or event which has had a Material Adverse Effect.

4.3 Existence. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has the power and authority to conduct the business in which it is currently engaged and (c) is duly qualified and in good standing in each jurisdiction where it is required to be so qualified and in good standing, except to the extent all failures with respect to the foregoing clauses (a), (b) and (c) could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.4 Power; Authorization; Enforceable Obligations. Each Loan Party (a) has the requisite organizational power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party, (b) has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof, (c) has duly executed and delivered each Loan Document to which it is a party and (d) each such Loan Document constitutes a legal, valid and binding obligation of such Person enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); provided that the foregoing representation shall not be deemed to be incorrect with respect to the Collateral Trust Agreement or any Security Document unless an Event of Default under Section 8(i) has occurred and is continuing.

4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, or any Contractual Obligation of any Loan Party, except to the extent all such violations could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.6 Litigation. Except as set forth on Schedule 4.6 and except as set forth, or contemplated, in the 2009 10-K, the Quarterly Report on Form 10-Q/A of the Parent for the three-month period ended June 30, 2010 filed with the SEC, the Quarterly Report on Form 10-Q/A of the Parent for the three- and six-month periods ended June 30, 2010 filed with the SEC, the Second Quarter 2010 10-Q or on any Current Report on Form 8-K of the Parent filed with the SEC prior to the Effective Date, or on the Parent’s registration statement on Form S-1 (File No. 333-168919), and any amendments thereto, as filed with the SEC on or prior to the Effective Date, no litigation, investigation, proceeding or arbitration is pending, or to the best of the Borrower’s knowledge, is threatened against the Borrower or any Loan Party as of the Closing Date that could reasonably be expected to have a Material Adverse Effect.

4.7 No Default. As of the Closing Date no Default or Event of Default has occurred and is continuing.

4.8 Ownership of Property. As of the Closing Date, the Borrower and each Initial Subsidiary Guarantor, as applicable, has title in fee simple to, or a valid leasehold interest in, the Mortgaged Property then owned or leased by it and has good title to, or a valid leasehold interest in, all of its other property then owned or leased by it; provided that the foregoing representation shall not be deemed to have been incorrect, (a) if any such property (inclusive, in the case of any such real property,

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of associated machinery and equipment installed in such property) with respect to which the Borrower or an Initial Subsidiary Guarantor cannot make such representation has a Net Book Value of less than $250,000,000 or (b) with respect to defects in title to or leasehold interests in any such real or personal property, either (A) such defects are Permitted Liens, (B) such defects are cured no later than 180 days after the earlier to occur of (x) the date that the Administrative Agent gives notice of such defects to the Borrower and (y) the date that a Financial Officer of the Borrower has actual knowledge of such defects, or (C) such defects could not reasonably be expected to detract from the current use or operation of the affected real or personal property in any material respect. In addition, to the extent that any defect in title to or leasehold interest in any such Mortgaged Property is insured against in any title insurance policy for the benefit of the Collateral Trustee, such defect shall not be taken into account for purposes of the preceding sentence up to the amount of such insurance coverage.

4.9 Intellectual Property. As of the Closing Date, the Borrower and each Initial Subsidiary Guarantor own, or are licensed to use, all United States Intellectual Property necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to own or be licensed could not reasonably be expected to have a Material Adverse Effect.

4.10 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for any purpose that violates the provisions of Regulation T, U or X of the Board.

4.11 ERISA. No ERISA Default has occurred and is continuing.

4.12 Investment Company Act. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, registered or required to be registered as such under the Investment Company Act of 1940, as amended.

4.13 Subsidiary Guarantors; Pledged Equity. As of the Closing Date, the information set forth on Schedules 1.1D-1, 1.1D-2, and on Schedule 4.13 is true and correct in all material respects; provided that the foregoing representation shall not be deemed to be incorrect unless the failure of such representation to be correct results in property having a having a Net Book Value in excess of $250,000,000 being excluded from the Borrowing Base.

4.14 Collateral Trust Agreement; Security Documents. (a) Upon execution and delivery thereof by the parties thereto, the Security Agreement and each Mortgage will be effective to create in favor of the Collateral Trustee, for the benefit of the Secured Parties, a legal, valid and enforceable security interest or Lien in the Collateral described therein; provided, that the foregoing representation shall not be deemed to have been incorrect if (i) such Security Documents are not effective with respect to Collateral having an aggregate Net Book Value of less than $250,000,000, or (ii) at the time of determination, the Borrowing Base Coverage Ratio is at least 1.25 to 1.00 (calculated on a pro forma basis and assuming that such Collateral for which the Security Documents are not so effective , or with respect to which such security interest or Lien is not so legal, valid, and enforceable, is excluded from the Borrowing Base).

(b) As of the Closing Date, the UCC financing statements listed in Schedule 5.2(g), and the recordation of the Mortgages in the applicable recording offices listed in Schedule 1.1E, are all the filings, recordings and registrations (other than filings with respect to the Patent Security Agreement, the Trademark Security Agreement and with respect to any other Security Document which is required to be filed with the United States Patent and Trademark Office) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Trustee (for the benefit of the Secured Parties) in

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respect of all Collateral in which the Liens granted pursuant to the Security Documents on the Closing Date may be perfected by filing, recording or registering in the United States and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements under the UCC; provided that the foregoing representation shall not be deemed to have been incorrect to the extent any security interest is not perfected with respect to Collateral having an aggregate Net Book Value of less than $250,000,000 or, with respect to any Mortgaged Property listed on Schedule 1.1E, such failure is cured no later than 180 days from the Closing Date.

4.15 Environmental Laws. Each Mortgaged Property, and the operations thereon, are in compliance in all material respects with all applicable Environmental Laws, except to the extent failure to comply would not reasonably be expected to have a Material Adverse Effect.

4.16 Use of Proceeds. The proceeds of the Loans shall be used to finance the working capital needs of the Borrower and its Subsidiaries and for general corporate or entity purposes, including, without limitation, to enable the Borrower to make valuable transfers to the Parent or any of its Subsidiaries in connection with the operation of their respective businesses.

SECTION 5. CONDITIONS PRECEDENT

5.1 Conditions to Effectiveness. This Agreement shall be effective on the date on which the Administrative Agent receives counterparts of this Agreement executed and delivered by each of the Administrative Agent, the Borrower and each Person listed on Schedule 1.1A (such date, the “Effective Date”). The Administrative Agent shall provide written confirmation to the Borrower and the Lenders of the occurrence of the Effective Date.

5.2 Conditions to Closing Date. The date, on or after the Effective Date, that the Administrative Agent provides written confirmation to the Borrower and the Lenders confirming that the following conditions have been satisfied (or waived in accordance with the provisions hereof) is the “Closing Date”:

(a) Security Documents. The Administrative Agent or the Collateral Trustee, as applicable, shall have received:

(i) the Security Agreement, executed and delivered by the Borrower and each Initial Subsidiary Guarantor;

(ii) the Guarantee, executed and delivered by the Parent and each Initial Subsidiary Guarantor; and

(iii) the Collateral Trust Agreement, executed and delivered by the Collateral Trustee, the Borrower and each Initial Subsidiary Guarantor.

(b) Borrowing Base. The Administrative Agent shall have received a Borrowing Base Certificate, which calculates the Borrowing Base as of June 30, 2010, demonstrating that the Outstanding Amount of Covered Debt (calculated on a pro forma basis after giving effect to any incurrence and use of proceeds, of any Covered Debt on the Closing Date) does not exceed the Borrowing Base.

(c) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in respect of the Borrower and each Initial Subsidiary Guarantor, from the jurisdiction in which such Loan Party is located for purposes of the Uniform Commercial Code of the relevant state(s).

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(d) Fees. All fees required to be paid on the Closing Date (including as separately agreed by the Borrower and the lead arrangers or the other agents identified on the cover page to this Agreement) shall have been paid.

(e) Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party (or a certificate of the Loan Parties), dated the Closing Date, substantially in the form of Exhibit G, with appropriate insertions and attachments, including the certificate of incorporation or formation (or equivalent organizational document) of each Loan Party, certified by the relevant authority of the jurisdiction of organization of such Loan Party, (ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization and (iii) a certificate of the Borrower, dated the Closing Date, to the effect that the conditions set forth in Section 5.3 have been satisfied or waived.

(f) Legal Opinions. The Administrative Agent shall have received the executed legal opinion of (i) in house counsel to the Loan Parties, substantially in the form of Exhibit I and (ii) Jenner & Block LLP, New York counsel to the Loan Parties, substantially in the form of Exhibit J.

(g) UCC Financing Statements. The Collateral Trustee shall have received each Uniform Commercial Code financing statement listed on Schedule 5.2(g) in proper form for filing, or evidence reasonably satisfactory to it that the same have been filed.

(h) Ratings. The Parent shall have received an issuer rating from both Moody’s and S&P, respectively, and the facility provided hereunder shall have received a rating from both Moody’s and S&P.

(i) VEBA Promissory Note. The Borrower shall have paid in full the outstanding VEBA promissory note issued to the UAW Retiree Medical Benefits Trust.

5.3 Conditions to Each Extension of Credit. The agreement of each Lender to make any Loan (it being expressly understood and agreed that the foregoing shall not apply to any conversion or continuation of an outstanding Loan) and the agreement of any Issuing Lender to issue any Letter of Credit (or to amend any outstanding Letter of Credit increasing the face amount thereof) requested to be made or issued (or amended) by it on any date (including its initial extension of credit) is subject to the Closing Date having occurred and to the satisfaction of the following conditions precedent as of the borrowing date for such Loan or the date of any request to issue (or to amend to increase the face amount of) such Letter of Credit:

(a) Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representations and warranties relate to an earlier date (including those set forth in Sections 4.1, 4.2, 4.6, 4.7, 4.8, 4.9, 4.13 and 4.14), in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date)

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(b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date, after giving effect to the extensions of credit requested to be made on such date and the use of proceeds thereof.

(c) Borrowing Base Compliance. Prior to the Collateral Release Date, the Outstanding Amount of Covered Debt, after giving effect to the extensions of credit requested to be made on such date and the use of proceeds thereof and after giving effect to the concurrent repayment, prepayment, or reduction of any outstanding Covered Debt to be made or to occur on such date (including the expiration or termination of any outstanding Letter of Credit), shall not exceed the Borrowing Base in effect as of such date.

Each borrowing, or issuance of a Letter of Credit (or amendment thereof which increases the face amount thereof) hereunder shall constitute a representation and warranty by the Borrower as of the date of such borrowing or the date of such issuance or such amendment, as the case may be, that the conditions contained in this Section 5.3 have been satisfied or waived.

SECTION 6. AFFIRMATIVE COVENANTS

The Borrower hereby agrees that, so long as the Commitments remain in effect or any Letter of Credit remains outstanding or any Loan, Reimbursement Obligation, interest or fee payable hereunder is owing to any Lender:

6.1 Financial Statements. The Borrower shall deliver to the Administrative Agent, audited annual financial statements and unaudited quarterly financial statements of the Parent within the earlier of (x) 15 days after the Parent is required to file the same with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, after giving effect to any extensions (or, if the Parent is not required to file annual financial statements or unaudited quarterly financial statements with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, then within 15 days after the Parent would be required to file the same with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, after giving effect to any extensions, if it had a security listed and registered on a national securities exchange) and (y) in the case of audited annual financial statements, within 180 days after the end of the Parent’s fiscal year, and in the case of unaudited quarterly financial statements for any fiscal quarter, within 180 days after the end of the applicable fiscal quarter (and, for the avoidance of doubt, no such unaudited quarterly financial statements shall be required to be delivered with respect to the last fiscal quarter of any fiscal year); provided, that such financial statements shall be deemed to be delivered upon the filing with the SEC of the Parent’s Form 10-K or Form 10-Q for the relevant fiscal period; provided further, that any restatement of previously delivered (or deemed delivered) financial statements shall not constitute a breach or violation of this Section 6.1.

6.2 Compliance and Borrowing Base Certificates. The Borrower shall deliver to the Administrative Agent:

(a) within 5 Business Days after the delivery (or deemed delivery) of any financial statements pursuant to Section 6.1, a Compliance Certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer’s knowledge, no Default or Event of Default has occurred and is continuing as of the date of such certificate, except as specified in such certificate, and (ii) containing a calculation of Consolidated Domestic Liquidity and Consolidated Global Liquidity as of the last day of the fiscal period covered by such financial statements;

(b) prior to the Collateral Release Date, within 10 Business Days after the delivery (or deemed delivery) of any financial statements pursuant to Section 6.1, a Borrowing Base Certificate

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duly executed by a Responsible Officer setting forth a calculation of the Borrowing Base as of the end of the most recent fiscal quarter covered by such financial statements; provided, that, if the delivery (or deemed delivery) of financial statements pursuant to Section 6.1 is delayed beyond 10 Business Days from the date on which such financial statements are required to be filed with the SEC (without giving effect to any available extensions) the Borrower shall use internal unaudited balance sheets and income statements as necessary to calculate the Borrowing Base on an interim basis pending delivery of such financial statements and shall deliver an interim Borrowing Base Certificate based upon such Borrowing Base calculation to the Administrative Agent no later than such 10th Business Day following the day on which such financial statements would have been required to be filed but for such extension (and, in such case, within 10 Business Days after the delivery or deemed delivery of audited annual or definitive quarterly financial statements, the Borrower shall recalculate the Borrowing Base using such audited or definitive financial statements, as the case may be, and provide a revised Borrowing Base Certificate to the Administrative Agent); and

(c) prior to the Collateral Release Date, on or prior to July 15 in each year, commencing in 2011, the Borrower shall deliver the financial statements for each Foreign Pledged Issuer referred to in the definition of “EBITDA” in Schedule 1.1B; provided that, if any such financial statements for any Foreign Pledged Issuer are not delivered by such date, the Eligible Value of the Capital Stock of such Person shall be deducted from the Borrowing Base until such statements have been delivered to the Administrative Agent but the failure to deliver such financial statements shall not in itself constitute a Default or an Event of Default hereunder.

6.3 Maintenance of Business; Existence. The Borrower shall continue to engage primarily in the automotive business and preserve, renew and keep in full force and effect its organizational existence and take all reasonable actions to maintain all rights necessary for the normal conduct of its principal line of business, except, in each case, (i) to the extent that failure to do so would not have a Material Adverse Effect and (ii) as otherwise permitted or provided in the Loan Documents.

6.4 Maintenance of Insurance. The Borrower shall, and shall cause each other Loan Party to, maintain, as appropriate, with insurance companies that the Borrower believes (in the good faith judgment of the management of the Borrower) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in amounts (after giving effect to any self-insurance, deductibles, and exclusions which the Borrower believes (in the good faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions, deductibles, and exclusions) as the Borrower believes (in the good faith judgment of the management of the Borrower) are reasonable in light of the size and nature of its business.

6.5 Notices. Promptly upon a Financial Officer of the Borrower obtaining actual knowledge thereof, the Borrower shall give notice to the Administrative Agent of the occurrence of any Default or Event of Default. Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the other relevant Loan Party has taken, is taking, or proposes to take with respect thereto.

6.6 Post Closing Deliverables, etc. The Borrower shall:

(a) as soon as reasonably practicable following the Closing Date, but in any event within 90 days (or in the case of Controladora General Motors S.A. de C.V., 270 days) after the Closing Date, deliver or cause to be delivered to the Collateral Trustee UCC-3 termination statements, mortgage or deed of trust releases, and other releases of the collateral held by the UAW Retiree Medical Benefits Trust;

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(b) within 120 days after the Closing Date, deliver or cause to be delivered to the Collateral Trustee duly executed copies of the Patent Security Agreement and the Trademark Security Agreement and, file the Patent Security Agreement and the Trademark Security Agreement in the United States Patent and Trademark Office;

(c) within 180 days after the Closing Date, deliver or cause to be delivered to the Collateral Trustee the certificates representing the shares of Capital Stock described on Schedule 4.13 (in each case, to the extent such Capital Stock is certificated, constitutes a “certificated security” under the UCC, and does not constitute Capital Stock of a Material Foreign Pledged Issuer), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof;

(d) within 180 days (or in the case of Controladora General Motors S.A. de C.V., 270 days) after the Closing Date, with respect to Collateral consisting of the Capital Stock of each Material Foreign Pledged Issuer in existence on the Closing Date, deliver or cause to be delivered to the Collateral Trustee (i) a pledge agreement that is governed by the law of the jurisdiction where such Material Foreign Pledged Issuer is domiciled pledging such Capital Stock in favor of the Collateral Trustee for the benefit of the Secured Parties, (ii) the certificates representing the shares of Capital Stock of such Material Foreign Pledged Issuer described on Schedule 4.13 (in each case, to the extent such Capital Stock is certificated, and constitutes a “certificated security” under the UCC) together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and (iii) an opinion of local counsel (which may be internal counsel to the Borrower or a Subsidiary Guarantor or to such Material Foreign Pledged Issuer) as to perfection and enforceability thereof under such law, in each case reasonably satisfactory to the Administrative Agent; and

(e) within 180 days after the Closing Date, deliver or cause to be delivered to the Collateral Trustee (i) a Mortgage with respect to each Mortgaged Property owned or leased by the Borrower or a Subsidiary Guarantor as of the Closing Date, each executed and delivered by the owner or lessee of the Mortgaged Property covered thereby, (ii) for each such Mortgage, a lenders’ title insurance policy issued by a title company selected by the Borrower insuring the Collateral Trustee’s interest in such Mortgaged Property and mutually and reasonably satisfactory to the Borrower and the Administrative Agent, and (iii) for each such Mortgage, an opinion of local counsel (which may be internal counsel to the Borrower or a Subsidiary Guarantor) with respect to the enforceability of such Mortgage under the applicable local law, reasonably satisfactory to the Administrative Agent (it being understood that the Loan Parties are not required to obtain or provide any survey, landlord consent, appraisal, or valuation, with respect to such Mortgaged Property).

Each of the deliverables described in clauses (a) through (e) above shall be referred to herein as a “Post-Closing Deliverable”, and each of the relevant time periods described in clauses (a) through (e) above to provide such Post-Closing Deliverables to the Collateral Trustee shall be referred to herein as a “Perfection Period”. Notwithstanding any inconsistent or contrary provision contained in any Loan Document, the failure to provide a Post-Closing Deliverable within the applicable Perfection Period shall have no consequence under any Loan Document (including with respect to the occurrence of a Default or an Event of Default (other than, if then applicable, a Default or Event of Default of the type set forth in Section 8(i))) other than the following: (1) any related Collateral which has been included in the Borrowing Base but for which a Post-Closing Deliverable has not been completed within the applicable Perfection Period shall be removed from the Borrowing Base at the expiration of the applicable Perfection Period and until the relevant Post-Closing Deliverable has been completed and (2) during the relevant Perfection Period, any such Collateral shall be included in the Borrowing Base.

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6.7 Additional Subsidiary Guarantors; Other Subsidiary Guarantors, etc. (a) On or prior to the Applicable Identification Date, the Borrower shall notify the Administrative Agent of the identity of any Domestic Subsidiary that is then required to become an Additional Subsidiary Guarantor; provided, that such Domestic Subsidiary is not an Excluded Subsidiary, on or prior to the Applicable Joinder Date with respect to any such Domestic Subsidiary, the Borrower shall cause such Domestic Subsidiary to (A) become a party to the Security Agreement, the Guarantee and the Collateral Trust Agreement as an Additional Subsidiary Guarantor and (B) take such actions as are reasonably necessary to grant to the Collateral Trustee for the benefit of the Secured Parties a valid, perfected security interest in the Collateral described in the Security Agreement with respect to such Additional Subsidiary Guarantor, including the filing of financing statements in such jurisdictions as may be required by law. In addition, the Borrower shall, or shall cause the relevant Subsidiary Guarantor to (the Borrower or such Subsidiary Guarantor being referred to in this clause (a) as the “relevant pledgor”), on or prior to the Applicable Pledge Deadline with respect to such Domestic Subsidiary (to the extent that the Capital Stock of such Domestic Subsidiary is neither Excluded Collateral nor already pledged pursuant thereto) (i) execute and deliver to the Collateral Trustee such amendments or supplements to the Security Agreement as the Administrative Agent deems reasonably necessary to grant to the Collateral Trustee, for the benefit of the Secured Parties, a perfected security interest in the Capital Stock of such Domestic Subsidiary and (ii) deliver to the Collateral Trustee the certificates, if any, representing such Capital Stock (to the extent constituting “certificated securities” under the UCC), together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant pledgor. Notwithstanding any inconsistent or contrary provision contained in any Loan Document, including this Section 6.7, (1) no Excluded Subsidiary shall be required to be or become a Subsidiary Guarantor, (2) no Excluded Collateral shall be required to be mortgaged or pledged hereunder or under any other Loan Document, (3) no property or assets shall be required to be mortgaged or pledged hereunder or under any other Loan Document following the Collateral Release Date, and (4) no Additional Subsidiary Guarantor shall be required to comply, and no Default or Event of Default shall be deemed to have occurred as the result of an Additional Subsidiary Guarantor’s failure to comply, with any terms or conditions contained in any of the Loan Documents until the Applicable Compliance Date with respect to such Additional Subsidiary Guarantor.

(b) At any time and from time to time, the Borrower may, in its sole discretion, designate one or more Domestic Subsidiaries to become an Other Subsidiary Guarantor. To make such an election, the Borrower shall notify the Administrative Agent of the identity of the relevant Domestic Subsidiary and shall cause such Domestic Subsidiary to (i) become a party to the Guarantee, and (ii) if so desired by the Borrower, in its sole discretion, (x) to become a party to the Collateral Trust Agreement as an Other Subsidiary Guarantor and (y) (A) to become a party to the Security Agreement or to execute and deliver one or more Security Documents, in each case in favor of the Collateral Trustee, over such property and assets as are owned or leased by such Other Subsidiary Guarantor and as the Borrower may at any time and from time to time determine to include as Collateral, and (B) take such actions as are reasonably necessary to grant to the Collateral Trustee for the benefit of the Secured Parties a valid, perfected security interest in or mortgage lien on any Collateral described in the Security Agreement or in such other Security Document(s), as the case may be, with respect to such Other Subsidiary Guarantor, including the filing of financing statements in such jurisdictions as may be required by law. Notwithstanding any inconsistent or contrary provision contained in any Loan Document, including this Section 6.7, (1) no Excluded Subsidiary shall be required to be or become a Subsidiary Guarantor, (2) no Excluded Collateral shall be required to be mortgaged or pledged by an Other Subsidiary Guarantor, (3) no property or assets shall be required to be mortgaged or pledged hereunder or under any other Loan Document following the Collateral Release Date, and (4) no Other Subsidiary Guarantor shall be required to comply, and no Default or Event of Default shall be deemed to have occurred as the result of an Other Subsidiary Guarantor’s failure to comply, with any terms or conditions contained in any of the Loan Documents until the Applicable Compliance Date with respect to such Other Subsidiary Guarantor.

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(c) The Borrower agrees to cause the Parent, prior to or concurrently with any Disposition of the common stock of the Borrower to a Subsidiary of the Parent that is not a Loan Party, to cause such Subsidiary to become a party to the Guarantee.

6.8 Agreements to Pledge or Mortgage Additional Collateral.

(a) With respect to any direct, “first-tier” Subsidiary of the Borrower or a Subsidiary Guarantor which is formed or acquired after the Effective Date, no later than the Applicable Pledge Deadline with respect to such direct, “first-tier” Subsidiary, in each case to the extent that the Capital Stock of such direct, “first-tier” Subsidiary does not otherwise constitute Excluded Collateral, the Borrower shall, or shall cause a Subsidiary Guarantor to (the Borrower or such Subsidiary Guarantor being referred to in this clause (a) as the “relevant pledgor”), (A) execute and deliver to the Administrative Agent such amendments or supplements to the Security Agreement as the Collateral Trustee or the Administrative Agent deems reasonably necessary to grant to the Collateral Trustee, for the benefit of the Secured Parties, a perfected security interest in such Capital Stock, and (B) deliver to the Collateral Trustee the certificates, if any, representing such Capital Stock (to the extent constituting “certificated securities” under the UCC), together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant pledgor, and (C) take such other action as may be reasonably requested by the Collateral Trustee or the Administrative Agent in order to perfect the Collateral Trustee’s security interest therein (provided, that, except with respect to the Capital Stock of a Material Foreign Pledged Issuer that is intended to be included in the Borrowing Base, in no event shall such actions require the execution or delivery of a pledge agreement or similar instrument governed by any law other than the laws of the State of New York).

(b) With respect to any Mortgaged Property acquired or leased by the Borrower or a Subsidiary Guarantor after the Effective Date and described in clause (b) or (c) of the definition of “Mortgaged Property” no later than the last day of the fiscal quarter of the Parent following the fiscal quarter in which such Mortgaged Property was so acquired or leased (such last day, the “Applicable Mortgage Deadline”), the Borrower shall, or shall cause the relevant Subsidiary Guarantor to, (i) deliver to the Collateral Trustee a Mortgage, in favor of the Collateral Trustee, for the benefit of the Secured Parties, covering such Mortgaged Property, (ii) for each such Mortgage, deliver to the Collateral Trustee a lenders’ title insurance policy, in each case, issued by a title company selected by the Borrower insuring the Collateral Trustee’s interest in such Mortgaged Property and mutually and reasonably satisfactory to the Borrower and the Administrative Agent, and (iii) for each such Mortgage, deliver to the Collateral Trustee an opinion of local counsel (which may be internal counsel to the Borrower or a Subsidiary Guarantor) with respect to the enforceability of such Mortgage under the applicable local law, in each case reasonably satisfactory to the Administrative Agent; provided, however, that in no event shall the Borrower or a Subsidiary Guarantor be required to provide an opinion for any such Mortgage if the Borrower or a Subsidiary Guarantor has previously delivered an enforceability opinion with respect to any other Mortgage encumbering a Mortgaged Property located in the same state (it being understood that the Loan Parties are not required to obtain or provide any survey, landlord consent, appraisal, or valuation, with respect to such Mortgaged Property). Notwithstanding the foregoing, if any such Mortgaged Property is located in a jurisdiction that imposes a mortgage recording tax that is based on the value of such property or the amount of indebtedness secured thereby and the Borrower has determined, or the Administrative Agent has determined, at the request of the Borrower, that the cost of obtaining a Lien on such Mortgaged Property is excessive in relation to the additional value of the security (and/or the Borrowing Base) to be afforded thereby, the Borrower shall not be required to comply with the provisions of this Section 6.8(b) with respect thereto.

(c) Within 60 days of the occurrence thereof, the Borrower shall notify the Collateral Trustee and the Administrative Agent of any changes to the name, jurisdiction of incorporation or legal form of the Borrower or any Subsidiary Guarantor.

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(d) By June 30 of each year commencing in 2011, the Borrower shall deliver to the Administrative Agent and the Collateral Trustee a notice containing a list of all patents and trademarks registered by the Borrower or any Subsidiary Guarantor at the United States Patent and Trademark Office during the preceding fiscal year of the Parent (or, in the case of the first notice, since the Effective Date), and shall take such steps as the Administrative Agent may reasonably request in order to perfect the security interests granted in such Collateral pursuant to the Security Documents by an appropriate filing (in each case, substantially in the form of the Patent Security Agreement or the Trademark Security Agreement, as the case may be) against such patents and trademarks at the United States Patent and Trademark Office.

(e) Without increasing or otherwise modifying the expressed obligations of the Loan Parties under any provision of the Loan Documents, including this Section 6.8, the Borrower shall cause Collateral which is created or acquired or, as the case may be, required to be pledged or mortgaged, by the Borrower or a Subsidiary Guarantor after the Effective Date (other than, for the avoidance of doubt, Excluded Collateral or Collateral described in Section 6.6) to become subject to the Lien of the Security Documents and to the Collateral Trust Agreement and cause such Lien to be perfected (i) with respect to any Collateral that can be perfected by the filing of a UCC financing statement, within 30 days of its creation or acquisition or, as the case may be, pledge or mortgage, by a Loan Party, and (ii) with respect to all other Collateral, within 120 days after the end of the fiscal year of the Parent in which such Collateral is created or acquired or, as the case may be, pledged or mortgaged, by the Borrower or a Subsidiary Guarantor, in each case, pursuant to supplemental security agreements, pledge agreements or mortgages, in each case substantially similar to the form of Security Agreement or Mortgage, and otherwise reasonably satisfactory in form and substance to the Administrative Agent and the Borrower.

6.9 Inspection of Property; Books and Records; Discussions. The Borrower shall and shall cause each other Loan Party to (a) keep proper books of records and account in which entries are made in a manner so as to permit preparation of financial statements in conformity with GAAP, and (b) permit representatives of the Administrative Agent to visit and inspect any of its or such Subsidiary Guarantor’s properties that constitute part of the Collateral and examine and make abstracts from any of its books and records relating to the Collateral upon reasonable prior notice during normal business hours and to discuss matters relating to the Collateral with officers and employees of the Borrower, and the Subsidiary Guarantors; provided, that (i) the Administrative Agent and its representatives shall not interfere with the operation and use of such properties, (ii) a representative of the Borrower or the applicable Subsidiary Guarantor shall have the right to accompany the Administrative Agent and its representatives at all times during such visits or inspections, (iii) the Administrative Agent and its representatives shall comply with all safety and security requirements of the Borrower or the applicable Subsidiary Guarantor, (iv) any visit or inspection by the Administrative Agent or its representatives shall be subject to the provisions of Section 10.16 and (v) if no Event of Default has occurred and is continuing such visits, inspections, examinations and discussions shall not be required more than once in any calendar year and during the continuance of an Event of Default, such examinations and discussions may occur as often as may reasonably be desired by the Administrative Agent subject to clauses (i)-(iv) above. A Loan Party shall not have any obligation to disclose materials that are protected by attorney-client privilege and materials the disclosure of which would violate confidentiality obligations or any specified security or other procedures of such Loan Party.

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SECTION 7. NEGATIVE COVENANTS

The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan, Reimbursement Obligations, interest or fee payable hereunder is owing to any Lender:

7.1 Borrowing Base. Prior to the Collateral Release Date, the Borrower shall not permit the Dollar Equivalent of the Outstanding Amount of Covered Debt at any time to exceed the Borrowing Base in effect at such time.

7.2 Minimum Liquidity. The Borrower shall not at any time permit the Consolidated Global Liquidity to be less than $4,000,000,000 or the Consolidated Domestic Liquidity to be less than $2,000,000,000.

7.3 Liens. The Borrower shall not, nor will it permit any Subsidiary Guarantor to, create, incur, assume or suffer to exist any Lien except Permitted Liens upon (a) any of the Collateral, (b) any Excluded Collateral referred to in clauses (i), (m), and (n) of the definition thereof or (c) the Capital Stock of Delphi Automotive LLP. Any Disposition permitted by Section 7.5 shall not be prohibited by this Section 7.3.

7.4 Indebtedness. The Borrower shall not, and shall not permit any Subsidiary Guarantor to, incur Indebtedness that is secured by a Lien on any Collateral except Permitted Liens.

7.5 Asset Sale Restrictions.

(a) All or Substantially All. The Borrower shall not, nor shall it permit any Subsidiary Guarantor to, in one transaction or a series of related transactions Dispose of all or substantially all of the assets of the Borrower and the Subsidiary Guarantors (on a consolidated basis) except in a transaction that complies with Section 7.7(a).

(b) Other Asset Sales. Prior to the Collateral Release Date, the Borrower shall not, and shall not permit any Subsidiary Guarantor to, Dispose of its respective assets other than Permitted Asset Sales or in a transaction that complies with Section 7.7.

(c) Principal Trade Names. Notwithstanding anything to the contrary in Section 7.5(b), the Borrower shall not, nor shall it permit any Subsidiary Guarantor to, Dispose of any Principal Trade Name except in a transaction that complies with Section 7.7(a).

7.6 Restricted Payments. Prior to the satisfaction of the Collateral Release Condition, the Borrower shall not permit the Parent to pay any dividend (other than dividends payable solely in Capital Stock of the Parent) on, or redeem, retire or purchase, for cash consideration, its Capital Stock (any such payment, redemption, retirement, or purchase, a “Restricted Payment”), other than:

(a) repurchases of shares of its Capital Stock upon the exercise of stock options or warrants for such Capital Stock;

(b) redemptions, retirements, or purchases of shares of its Capital Stock from current or former officers, directors, and employees of the Parent or any of its Subsidiaries, or any executive, director or employee savings, option, stock ownership or compensation plans or similar benefit or incentive plans, or, in each case to the extent applicable, their respective estates, heirs, spouses, former spouses or family members or other permitted transferees;

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(c) (i) dividends on Series A preferred stock of the Parent issued and outstanding on the Effective Date, (ii) dividends payable to the holders of the Series B mandatory convertible junior preferred stock of the Parent issued and outstanding within 90 days after the consummation of an initial public offering by the Parent of its common stock and (iii) dividends payable to the holders of any additional preferred stock of the Parent which has been issued by the Parent within 90 days prior to or after the redemption or other repurchase by the Parent of such Series A preferred stock or Series B mandatory convertible junior preferred stock;

(d) Restricted Payments not otherwise permitted by clause (c) of this Section 7.6 in respect of Series A preferred stock issued and outstanding on the Effective Date if the Consolidated Global Liquidity of the Parent and its Subsidiaries at such time is at least $15,000,000,000 on a pro forma basis after giving effect to such Restricted Payment;

(e) the payment of any dividend within 60 days after the date of declaration thereof if, at such date of declaration, such payment would comply with this Section 7.6;

(f) Restricted Payments or other distributions to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets;

(g) payments of cash in lieu of fractional shares of its Capital Stock;

(h) purchases, redemptions, retirements or other acquisitions for value of its Capital Stock (or options, warrants or other rights to acquire its Capital Stock) tendered by the holder thereof in payment of withholding or other taxes relating to the vesting, delivery, exercise, exchange or conversion of options, restricted stock, restricted stock units, warrants or other rights relating to, or representing rights to acquire, its Capital Stock;

(i) purchases, redemptions, retirements or other acquisitions for value of its Capital Stock (or options, warrants or other rights to acquire its Capital Stock) (A) upon the conversion of preferred stock or the exercise, exchange or conversion of options, warrants or other rights to acquire its Capital Stock or (B) tendered to the Parent by a holder of its Capital Stock in settlement of indemnification or similar claims by the Parent against such holder;

(j) Restricted Payments in an aggregate amount not to exceed $250,000,000 during any fiscal year of the Parent and $500,000,000 in the aggregate from and after the Effective Date; and

(k) additional Restricted Payments at any time after January 1, 2011 in an aggregate amount not to exceed the sum of (1) the Net Cash Proceeds from the issuance by the Parent of any Capital Stock after the Effective Date, plus (2) the Cumulative Growth Amount at such time; provided, that the Parent may not make a Restricted Payment pursuant to this clause (k) if the Dollar Equivalent of the Total Extensions of Credit (disregarding, for this purpose, up to $500,000,000 of L/C Obligations outstanding as of such time) at such time exceeds 50% of the Total Commitments at such time;

provided, however, that no Restricted Payment may be made pursuant to clause (c), (d), (j) or (k) of this Section 7.6 if a Default or Event of Default has occurred and is continuing at the time of such Restricted Payment; and provided further that the limitations described in this Section 7.6 shall not be applicable, and the Parent may make any Restricted Payment during any period (each such period, an “Unrestricted Payment Period”) during which each of the following conditions is satisfied (in each case, on a pro forma basis after giving effect to such Restricted Payment): (x) the Dollar Equivalent of the Total

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Extensions of Credit is zero and has been zero at all times during the period beginning on the date 60 days prior to the date of such Restricted Payment (disregarding, for this purpose, outstanding Letters of Credit to the extent that during such period the aggregate undrawn and unexpired amount thereof outstanding at any one time does not exceed $500,000,000), (y) the Consolidated Global Liquidity of the Parent and its Subsidiaries at such time is at least $15,000,000,000 and (z) the Borrowing Base Coverage Ratio at such time is at least 1.20 to 1.00. For purposes of calculating the Cumulative Growth Amount and the amount of Restricted Payments that may be made pursuant to clause (k) of this Section 7.6, Restricted Payments made during an Unrestricted Payment Period shall be excluded.

7.7 Fundamental Changes.

(a) The Borrower shall not merge or consolidate with any other Person or Dispose of all or substantially all of its assets to any Person unless (i) no Event of Default shall be continuing after giving effect to such transaction and (ii)(x) the Borrower shall be the continuing entity or (y)(A) the Person formed by or surviving such merger or consolidation, or the transferee of such assets, shall be an entity organized or existing under the laws of the United States, any state thereof, or the District of Columbia that expressly assumes all the obligations of the Borrower under the Loan Documents pursuant to a supplement or amendment to this Agreement and each other Loan Document reasonably satisfactory to the Administrative Agent, (B) each then-remaining Loan Party shall have reaffirmed its obligations under the Loan Documents and (C) the Administrative Agent shall have received an opinion of counsel (which may be internal counsel to a Loan Party) which is reasonably satisfactory to the Administrative Agent and consistent with the opinions delivered on the Closing Date with respect to the Borrower.

(b) No Subsidiary Guarantor shall merge or consolidate with any other Person or Dispose of all or substantially all of its assets to any Person unless (i) the Borrower or another Subsidiary Guarantor shall be the continuing entity or shall be the transferee of such assets, (ii) (A) the Person formed by or surviving such merger or consolidation, or the transferee of such assets, shall be an entity organized or existing under the laws of the United States, any state thereof, or the District of Columbia that expressly assumes all the obligations of such Subsidiary Guarantor under the Loan Documents pursuant to a supplement or amendment to each applicable Loan Document reasonably satisfactory to the Administrative Agent, (B) each then-remaining Loan Party shall have reaffirmed its obligations under the Loan Documents and (C) the Administrative Agent shall have received an opinion of counsel (which may be internal counsel to a Loan Party) which is reasonably satisfactory to the Administrative Agent and consistent with the opinions delivered on the Closing Date with respect to the Borrower, or (iii) in connection with an asset sale not prohibited by Section 7.5; provided that, as long as the Borrower is not voluntarily liquidated or dissolved pursuant to this clause (b) (and without prejudice to the dissolution or liquidation of the Borrower under the circumstances contemplated by clause (a)(ii)(y) above), any inactive or immaterial Subsidiaries of any Loan Party may be voluntarily liquidated or dissolved at any time.

SECTION 8. EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a) the Borrower shall fail to pay (i) any principal of any Loan at maturity, (ii) any interest, commitment fee, Letter of Credit Fee or any Reimbursement Obligation hereunder for a period of two Business Days after receipt of notice of such failure by the Borrower from the Administrative Agent or (iii) any other amount due and payable under any Loan Document for 30 days after receipt of notice of such failure by the Borrower from the Administrative Agent (other than, in the case of amounts in this clause (iii), any such amount being disputed by the Borrower in good faith); or

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(b) any representation or warranty made or deemed made by the Borrower in any Loan Document or in any certified statement furnished pursuant to Section 6.2(a) and Section 6.2(b) at any time, shall prove to have been incorrect in any material respect on or as of the date made or deemed made or furnished; or

(c) any Loan Party shall default in the observance or performance of (i) its agreements in Section 7.1 or Section 7.2 for a period of 20 consecutive days, or (ii) any other agreement contained in this Agreement or in any other Loan Document and, with respect to clause (ii) only, such default shall continue unremedied for a period of 20 Business Days after the first to occur of (x) actual knowledge of such default by a Financial Officer of the Borrower and (y) the Borrower’s receipt from the Administrative Agent of notice of such default; or

(d) any Loan Party shall (i) default in making any payment of any principal of any Material Indebtedness on the due date with respect thereto beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in making any payment of any interest on any Material Indebtedness beyond the period of grace, if any, provided in the instrument or agreement evidencing, securing or relating to such Indebtedness; or (iii) default in the observance or performance of any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default is to cause such Material Indebtedness to become due prior to its stated maturity or (in the case of any such Material Indebtedness constituting a Guarantee Obligation) to become payable; or

(e) prior to the Collateral Release Date, any Loan Party shall default, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, in the observance or performance of any financial or borrowing base covenant contained in an agreement evidencing Subject Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default is to cause, or to permit the holder or beneficiary of such Subject Material Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Subject Material Indebtedness to become due prior to its stated maturity or (in the case of any such Subject Material Indebtedness constituting a Guarantee Obligation) to become payable; or

(f) (i) any Material Loan Party shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (1) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (B) make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Material Loan Party, any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or

(g) the occurrence of an ERISA Default; or

(h) one or more judgments or decrees shall be entered in the United States against any Loan Party that is not vacated, discharged, satisfied, stayed or bonded pending appeal within 60 days from the entry thereof, and involves a liability (not paid or fully covered by insurance as to which the relevant insurance company has not denied coverage) of either (a) $100,000,000 ($1,000,000,000 if the Collateral Release Condition has been satisfied) or more, in the case of any single judgment or decree or (b) $200,000,000 ($1,000,000,000 if the Collateral Release Condition has been satisfied) or more in the aggregate; or

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

(i) prior to the Collateral Release Date, the Collateral Trust Agreement or any Security Document shall cease to be in full force and effect, or any Lien thereunder shall cease to be enforceable and perfected (other than pursuant to or as provided by the terms hereof or any other Loan Document or as a result of any act or omission of an Agent or any Lender), with respect to Collateral with a Net Book Value in excess of $250,000,000; provided that the foregoing Event of Default shall only be applicable if the Borrowing Base Coverage Ratio (calculated on a pro forma basis assuming such Collateral is not in the Borrowing Base) is less than 1.25 to 1.00; or

(j) the Guarantee of the Parent or any Subsidiary Guarantor shall cease to be in full force and effect (other than pursuant to or as provided by the terms hereof or any other Loan Document); or

(k) the occurrence of a Change of Control;

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing by any Loan Party to the Lenders under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing to the Lenders under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in an interest bearing cash collateral account opened by the Administrative Agent an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit (calculated, in the case of Letters of Credit denominated in Optional Currencies, at the Dollar Equivalent thereof on the date of acceleration). Subject to the Collateral Trust Agreement, amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or terminated or been fully drawn upon, if any, together with all accrued interest and earnings, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or terminated or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account, together with all accrued interest and earnings, if any, shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section 8, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

Whenever the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall have become immediately due and payable in accordance with clause (A) or clause (B) above, the Administrative Agent shall forthwith deliver a Notice of Acceleration to the Collateral Trustee; provided that, by written notice to the Borrower and the Administrative Agent, the Required Lenders may, for such periods and/or subject to such conditions as may be specified in such notice, withdraw any declaration of acceleration effected in accordance with clause (B) above. If a declaration of acceleration in accordance with clause (B) immediately preceding shall have been withdrawn in accordance with the proviso to the immediately preceding sentence, the Administrative Agent shall forthwith deliver to the Collateral Trustee a notice of cancellation of the respective Notice of Acceleration theretofore delivered to the Collateral Trustee.

SECTION 9. THE AGENTS

9.1 Appointment. (a) Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Loan Document, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

(b) The Administrative Agent and each Lender hereby irrevocably designates and appoints the Collateral Trustee as its agent under the Collateral Trust Agreement and the other Loan Documents, and irrevocably authorizes the Collateral Trustee, in such capacity, to (i) take such action on its behalf under the provisions of the Collateral Trust Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Trustee by the terms of the Collateral Trust Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto and (ii) enter into any and all Security Documents and the Collateral Trust Agreement and such other documents and instruments as shall be necessary to give effect to (A) the ranking and priority of Indebtedness and other extensions of credit and obligations contemplated by the Collateral Trust Agreement, (B) the security interests in the Collateral purported to be created by the Security Documents and (C) the other terms and conditions of the Collateral Trust Agreement. The Administrative Agent and each Lender each further hereby agrees to be bound by the terms of the Collateral Trust Agreement to the same extent as if it were a party thereto and authorizes the Collateral Trustee to enter into the Collateral Trust Agreement on its behalf. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Trustee shall not have any duties or responsibilities, except those expressly set forth herein, in the Collateral Trust Agreement or in any other Loan Document to which it is a party, or any fiduciary relationship with the Administrative Agent or any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, the Collateral Trust Agreement or any other Loan Document or otherwise exist against the Collateral Trustee.

9.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

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9.3 Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, e-mail, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified in this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified in this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders as soon as practicable thereafter. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified in this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party,

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans and other extensions of credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

9.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by or on behalf of the Borrower if it is required to do so under Section 10.5 and without limiting the obligation of the Borrower under Section 10.5 to do so), ratably according to their respective Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

9.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it, any Letter of Credit issued or participated in by it and any other extension of credit made by it hereunder, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

9.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent may, on behalf of the Lenders and with the consent of the Borrower (such consent not to be unreasonably withheld or delayed and which consent shall not be required if an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing), appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

9.10 Bookrunners, Lead Arrangers, Documentation Agents and Syndication Agent. Neither the Syndication Agent nor any of the bookrunners, lead arrangers, documentation agents or other agents identified on the cover page to this Agreement or in any commitment letter relating hereto (collectively, the “Arrangers”) shall have any duties or responsibilities under this Agreement and the other Loan Documents in their respective capacities as such, nor shall the consent of any such Person, in its capacity as such, be required for any amendment, modification or supplement to this Agreement or any other Loan Document.

SECTION 10. MISCELLANEOUS

10.1 Amendments and Waivers. (a) Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1 or as otherwise expressly provided herein; provided that (i) the Collateral Trust Agreement and the Security Documents shall be amended, modified, or supplemented in accordance with the terms of the Collateral Trust Agreement, and shall not be subject to the provisions of this Section 10.1, and (ii) any update or revision to any annex or schedule to any Loan Document (other than any amendment or modification to Schedule 1.1B or Schedule 1.1G to this Agreement) (including any update or revision to any annex or schedule to any Loan Document related to a Joinder Agreement) shall not constitute an amendment, supplement or modification for purposes of this Section 10.1 and shall be effective upon acceptance thereof by the Administrative Agent. The Required Lenders and the Borrower (on its own behalf and as agent on behalf of any other Loan Party party to the relevant Loan Document) may, or, with the written consent of the Required Lenders, the Administrative Agent (on behalf of the Required Lenders) and the Borrower (on its own behalf and as agent on behalf of any Loan Party party to the relevant Loan Document ) may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights or obligations of the Agents, the Issuing Lenders, the Lenders or of the Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement (including any condition precedent to an Extension of Credit) or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

(A) forgive or reduce any principal amount or extend the final scheduled date of maturity of any Loan or any Reimbursement Obligation (for the purpose of clarity each of the foregoing not to include any waiver of a mandatory prepayment), reduce the stated rate of any interest, fee or prepayment premium payable hereunder (except in connection with the waiver of applicability of any post-default increases in interest rates), or extend the scheduled date of any payment thereof, prior to the Collateral Release Date adversely change the relative rights of the Secured Parties under the Collateral Trust Agreement in respect of payments or Collateral, or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly and adversely affected thereby;

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(B) eliminate or reduce the voting rights of any Lender under this Section 10.1 without the written consent of such Lender;

(C) consent to the assignment or transfer by or release of the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee or the Security Agreement (except as otherwise provided in the Loan Documents), in each case without the written consent of all Lenders;

(D) reduce the percentage specified in the definition of Required Lenders without the written consent of all Lenders ;

(E) amend, modify or waive any provision of Section 9 in a manner adverse to the Administrative Agent without the written consent of the Administrative Agent;

(F) prior to the Collateral Release Date, amend, modify or waive any provision of Section 9 in a manner adverse to the Collateral Trustee without the written consent of the Collateral Trustee;

(G) amend, modify or waive any provision of Section 3 in a manner adverse to an Issuing Lender without the written consent of such Issuing Lender; or

(H) amend, modify or waive any provision of Section 2.12 (a) or (b) without the written consent of each Lender adversely affected thereby.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Issuing Lenders, the Administrative Agent, the Collateral Trustee and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders, the Issuing Lenders, the Administrative Agent, and the Collateral Trustee shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

(b) Notwithstanding the foregoing paragraph (a), without the consent of the Required Lenders or any Issuing Lender, but subject to any consent required by paragraphs (A) through (G) above,

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the Administrative Agent (on its own behalf and as agent on behalf of each Lender and Issuing Lender) and the Borrower (on its own behalf and as agent on behalf of any other Loan Party who is a party to the relevant Loan Document) may amend, modify or supplement any provision of this Agreement or any other Loan Document (with, to the extent applicable, the consent of the Collateral Trustee), and the Administrative Agent (on its own behalf and as agent on behalf of each Lender and Issuing Lender) may waive any provision of this Agreement or any other Loan Document (with, to the extent applicable, the consent of the Collateral Trustee), in each case to (A) cure any ambiguity, omission, defect or inconsistency, (B) provide additional Collateral for the Obligations, (C) release any Collateral that is required or permitted to be released by the terms of any Loan Document and to release any Collateral that was or becomes, for any reason, Excluded Collateral, (D) permit additional affiliates of the Borrower or other Persons to guarantee the Obligations and/or to provide Collateral therefor (including pursuant to a Joinder Agreement), and (E) release any Subsidiary Guarantor or other guarantor that is required or permitted to be released by the terms of any Loan Document and to release any such Subsidiary Guarantor that was or becomes an Excluded Subsidiary.

(c) For the avoidance of doubt it is understood that (a) any transaction permitted by Section 2.20 shall not be subject to this Section 10.1, and (b) the delivery of a Joinder Agreement shall not constitute an amendment, supplement or modification for purposes of this Section 10.1 and shall be effective upon the delivery thereof to the Administrative Agent.

10.2 Notices. (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or electronic transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice or electronic transmission, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent and the Borrower in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

Borrower:	General Motors Holdings LLC New York Treasury Office 767 Fifth Avenue, 14th floor New York, NY 10153
Attention: Treasurer
Telecopy: 212-418-3695

with a copy to:	General Motors Holdings LLC New York Treasury Office 767 Fifth Avenue, 14th floor New York, NY 10153
Attention: Director, Global Funding and Cash Management
Telecopy: 212-418-6419
Email: debtcompliance@gm.com

with a further copy to:

General Motors Holdings LLC

Legal Staff

Mail Code 482-C23-D24

300 Renaissance Center

P.O. Box 300

Detroit, MI 48265-3000

Attention: Kimberly K. Hudolin, Practice Area Manager, Transactions

Telecopy: 248-267-4318

Email: kimberly.k.hudolin@gm.com

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with a further copy to:	Jenner & Block LLP
353 North Clark Street
Chicago, IL 60654
Attention: Peter M. Gaines
Telecopy: 312-923-3673
Email: pgaines@jenner.com

Administrative Agent for all notices:	Citibank, N.A. 388 Greenwich Street, 34th floor New York, NY 10013
Attention: Sarah Terner
Telecopy: 646-291-1794
Telephone: 212-816-2933
Email: sarah.terner@citi.com

provided that any notice, request or demand to or upon the Administrative Agent pursuant to Section 2.2, 2.4, 2.5, or 2.7 or the Lenders shall not be effective until received.

(b) Each of the parties hereto agrees that the Administrative Agent may, but shall not be obligated to, make any notices or other Communications available to the Lenders and the Issuing Lenders by posting such Communications on IntraLinks(tm) or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(c) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a dual firewall and a user ID/password authorization system) and the Approved Electronic Platform is secured through a single user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the parties hereto acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(d) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT NOR ANY AFFILIATE THEREOF WARRANTS THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS ANY LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF

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THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.

(e) Each of the parties hereto agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.

10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

10.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Arrangers for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, the syndication of the Facilities, the consummation and administration of the transactions contemplated hereby and thereby and any amendment or waiver with respect thereto, including (i) the reasonable fees and out-of-pocket disbursements of counsel to the Administrative Agent, (ii) filing and recording fees and expenses and (iii) the charges of Intralinks, (b) to pay or reimburse the Administrative Agent and the Collateral Trustee for all their reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and the other Loan Documents, including the reasonable fees and out-of-pocket disbursements of counsel to the Administrative Agent and to the Collateral Trustee, (c) to pay, indemnify or reimburse each Lender, each Issuing Lender and the Administrative Agent for, and hold each Lender, each Issuing Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay by the Borrower in paying, stamp, excise and similar taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Loan Documents, and (d) to pay, indemnify or reimburse each Lender, each Issuing Lender, the Administrative Agent, their respective affiliates, and their respective officers, directors, partners, employees, advisors, agents, controlling persons and trustees (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (other than with respect to taxes not specifically provided for herein, which shall be governed exclusively by Section 2.14 or with respect to the costs, losses or expenses which are of the type covered by Section 2.13 or Section 2.15) in respect of the financing contemplated by this Agreement or the use or the proposed use of proceeds thereof, and the other Loan Documents, or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party pertaining to any of the Mortgaged Properties (all the foregoing in this clause (d), collectively, the “Indemnified

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Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities resulted from the gross negligence or willful misconduct of, or material breach of the Loan Documents by, such Indemnitee, any of its affiliates or its or their respective officers, directors, partners, employees, advisors, agents, controlling persons or trustees. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert, and to cause each of the Subsidiary Guarantors not to assert, and hereby waives, and agrees to cause each of the Subsidiary Guarantors to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee unless the same shall have resulted from the gross negligence or willful misconduct of, or material breach of the Loan Documents by, such Indemnitee, any of its affiliates or its or their respective officers, directors, partners, employees, advisors, agents, controlling persons or trustees. Unless such amounts are being contested in good faith by the Borrower, all amounts due under this Section 10.5 shall be payable not later than 45 Business Days after the party to whom such amount is owed has provided a statement or invoice therefor, setting forth in reasonable detail, the amount due and the relevant provision of this Section 10.5 under which such amount is payable by the Borrower. For purposes of the preceding sentence, it is understood and agreed that the Borrower may ask for reasonable supporting documentation to support any request to reimburse or pay out of pocket expenses, legal fees and disbursements, that the grace period to pay any such amounts shall not commence until such supporting documentation has been received by the Borrower and that out of pocket expenses that are reimbursable by the Borrower are limited to those that are consistent with the Borrower’s then prevailing policies and procedures for reimbursement of expenses. The Borrower agrees to provide upon request by any party that may be entitled to expense reimbursement hereunder, on a confidential basis, a written statement setting forth those portions of its then prevailing policies and procedures that are relevant to obtaining expense reimbursement hereunder. Statements payable by the Borrower pursuant to this Section 10.5 shall be submitted to the Borrower at the address of the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 10.5 shall survive repayment of the Loans and all other amounts payable hereunder. In no event shall any party hereto or any other Loan Party be liable for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings).

10.6 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of an Issuing Lender that issues any Letter of Credit), except that (i) other than pursuant to Section 7.7, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than the Borrower or any affiliate of the Borrower or any natural person)(each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (in each case, not to be unreasonably withheld or delayed) of:

(1)	the Borrower;

(2)	the Administrative Agent; and

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(3)	each Issuing Lender at such time;

provided, that none of the foregoing consents shall be required for an assignment to a Lender or, in the case of the Borrower only, if an Event of Default under Section 8(a) or (f) has occurred and is continuing.

Notwithstanding the foregoing, no Lender shall be permitted to assign any of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) to an Ineligible Assignee without the consent of the Borrower, which consent may be withheld in its sole discretion.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments and Loans, the amount of the Commitments and Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000, unless each of the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default under Section 8(a) or (f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B) the parties to each assignment (or, in the case of an assignment made pursuant to the exercise of the Borrower’s rights under Section 2.17, the Administrative Agent, as agent for the assigning Lender, and the Assignee) shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which shall be paid by the assigning Lender or the Assignee or, in the case of an assignment made pursuant to the exercise of the Borrower’s rights under Section 2.17, by the assigning Lender, the Assignee, or the Borrower); and

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent and the Borrower an administrative questionnaire.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 10.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption

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delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of and interest on the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Subject to the last sentence of (b)(iii) above, the entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Lenders and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, at any reasonable time and from time to time upon reasonable prior notice. The Register shall be available for inspection by any Issuing Lender at any reasonable time and from time to time upon reasonable prior notice. The Administrative Agent shall provide a copy of the Register to the Borrower upon its request at any time and from time to time by electronic communication.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender (or, in the case of an assignment made pursuant to the exercise of the Borrower’s rights under Section 2.17, the Administrative Agent, as agent for the assigning Lender) and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Loan Parties, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents, (D) such Participant shall not be an Ineligible Participant, and (E) no later than January 31 of each year, such Lender shall provide the Borrower with a written description of each participation of Loans, and/or Commitments by such Lender during the prior year (it being understood that any failure to provide notice shall not render the participation invalid). Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly and adversely affected thereby pursuant to clause (A) of the proviso to the second sentence of Section 10.1(a) and (2) directly and adversely affects such Participant. Subject to paragraph (c)(ii) of this Section 10.6, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. Each Lender that sells a participation, acting solely for this purpose as an agent of the Borrower, shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Loans, Letters of Credit or its other obligations

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under this Agreement) except to the extent that such disclosure is necessary to establish that such Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive, and such Lender, the Borrower and the Administrative Agent shall treat each person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. A Participant shall not be entitled to receive any funds directly from the Borrower in respect of Sections 2.13, 2.14, 2.15 or 10.7 unless such Participant shall have provided to Administrative Agent, acting for this purpose as an agent of the Borrower, such information as is required to be recorded in the Register pursuant to paragraph (b)(iv) above as if such Participant were a Lender. Any Participant shall not be entitled to the benefits of Section 2.14 unless such Participant complies with Section 2.14(d) and 2.14(e) as though it were a Lender.

(d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure such Lender’s obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(e) In connection with any assignment pursuant hereto, the assigning Lender shall surrender the Note held by it and the Borrower shall, upon the request to the Administrative Agent by the assigning Lender or the Assignee, as applicable, execute and deliver to the Administrative Agent (in exchange for the outstanding Note of the assigning Lender) a new Note to the order of such assigning Lender or Assignee, as applicable, in the amount equal to the amount of such assigning Lender’s or Assignee’s, as applicable, Commitment to it after giving effect to its applicable assignment (or if the Commitments have terminated, the Loan of such party). Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Borrower marked “cancelled.”

(f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 10.6(b). Each of the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each designating Lender which designates any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

10.7 Adjustments. Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender, if any Lender (a “Benefitted Lender”) shall, at any time after the Loans and all other amounts payable hereunder shall have become due and payable (whether at the stated maturity, by acceleration or otherwise), receive any payment of all or part of the Obligations owing to it (other than in connection with an assignment made pursuant to Section 10.6), or receive any

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collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash in Dollars from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

10.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents (other than agreements between the Borrower and any Issuing Lender contemplated by this Agreement).

10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.12 Submission to Jurisdiction; Waivers. Each of the Administrative Agent, the Lenders, the Issuing Lenders and the Borrower hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York located in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

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(c) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

10.13 Judgment. The obligations of the Borrower in respect of this Agreement and the other Loan Documents due to any party hereto shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the sum originally due to such party is denominated (the “Original Currency”), be discharged only to the extent that on the Business Day following receipt by such party of any sum adjudged to be so due in the Judgment Currency such party may in accordance with normal banking procedures purchase the Original Currency with the Judgment Currency; if the amount of the Original Currency so purchased is less than the sum originally due under such judgment to such party in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any party to this Agreement, such party agrees to remit to the Borrower such excess. The provisions of this Section 10.13 shall survive the termination of this Agreement and payment of the Loans, the Reimbursement Obligations, interest, commitment fees, Letter of Credit Fees, and Letter of Credit fronting fees payable hereunder.

10.14 Acknowledgements. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any Subsidiary arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and the Lenders, on one hand, and the Borrower or any Subsidiary, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower or any Subsidiary and the Lenders.

10.15 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender and each Issuing Lender (without requirement of notice to or consent of any Lender or any Issuing Lender except as expressly required by Section 10.1) to take, and the Administrative Agent hereby agrees to take promptly, any action requested by the Borrower having the effect of releasing, or evidencing the release of, any Collateral or Guarantee Obligations (including by instructing the Collateral Trustee to do so) (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1 or (ii) under the circumstances described in this Section 10.15. For the avoidance of doubt any such action shall include directing the Collateral Trustee to take action under the Collateral Trust Agreement.

(b) At such time as the Loans, the Reimbursement Obligations and interest and fees owing hereunder shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (or such Letters of Credit are Collateralized), the Obligations shall cease to be “Secured Obligations” under the Security Documents and the Administrative Agent shall provide notice to the Collateral Trustee thereof in accordance with Section 6.1 of the Collateral Trust Agreement.

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(c) At any time after the satisfaction of the Collateral Release Condition, upon request by the Borrower (which may be made at any time following such satisfaction) all of the security interests, mortgages, or other Liens in or on the Collateral shall be released (the date on which such release occurs, the “Collateral Release Date”); provided however that any Liens with respect to other Covered Debt and Permitted Second Lien Debt are contemporaneously released. For the avoidance of doubt, all guarantees of the Indebtedness hereunder and the provisions of Sections 7.3 and 7.4 shall remain in full force and effect notwithstanding such release.

(d) (i) All security interests, mortgages or other Liens granted by a Subsidiary Guarantor in any Collateral, any related guarantees from such Subsidiary Guarantor, and all security interests, mortgages or other Liens on the Capital Stock of such Subsidiary Guarantor, will be automatically released if such Subsidiary Guarantor ceases for any reason not otherwise prohibited by the Loan Documents to be a Subsidiary Guarantor, (ii) all security interests, mortgages or other Liens granted by the Borrower or a Subsidiary Guarantor in any Collateral will be automatically released upon the request of the Borrower in connection with, and not later than two Business Days prior to the consummation of, any permitted sale or other disposition of such Collateral (including in connection with the grant of a specified consensual Permitted Lien, other than in respect of any other Covered Debt and any Permitted Second Lien Debt), and (iii) all security interests, mortgages or other Liens granted by the Borrower or a Subsidiary Guarantor in the Capital Stock of Ally Financial Inc. shall be released within two Business Days after the request of the Borrower therefor in connection with any disposition thereof.

(e) In addition, so long as no Event of Default shall have occurred and be continuing, all security interests, mortgages, or other Liens granted by the Borrower or a Subsidiary Guarantor in or on all company cars and receivables (and other Collateral evidencing, securing, or relating to such company cars or receivables including Supporting Obligations and Letter-of-Credit Rights, in each case as such terms are defined in the UCC) of the Borrower or such Subsidiary Guarantor which are contemplated for use in one or more securitization transactions or as collateral security for one or more financing transactions or letter of credit transactions not prohibited by the Loan Documents, shall be released upon the request of the Borrower; provided that in the case of any financing transactions that are not structured as securitizations having customary bankruptcy remote limited recourse provisions, the security interests in such released collateral shall be subject to an intercreditor agreement between the financing party or parties (or a trustee or an agent therefor) and the Collateral Trustee that is reasonably satisfactory to the Administrative Agent; and provided, further, that letter of credit transactions shall not be deemed to be financing transactions for purposes of the foregoing proviso.

(f) Notwithstanding anything to the contrary contained herein, it is understood and agreed that the provisions of this Section 10.15 only require the Administrative Agent to notify the Collateral Trustee that the release of the referenced Collateral is permitted, authorized, or not prohibited hereunder. The Borrower acknowledges that the Collateral is held by the Collateral Trustee and that the release thereof is governed by the terms of the Collateral Trust Agreement.

10.16 Confidentiality. Each of the Administrative Agent, each Issuing Lender, each Lender and each Transferee (each a “Receiving Party”) agrees to keep confidential all non-public information provided to it (including information obtained by such Receiving Party pursuant to Section 6.9) by or on behalf of any Loan Party or any of its respective Subsidiaries, the Administrative Agent, an Issuing Lender or any Lender pursuant to or in connection with any Loan Document; provided that nothing herein shall prevent a Receiving Party from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate thereof for purposes of the transactions contemplated by this Agreement (it being acknowledged and agreed that such information would be

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subject to the confidentiality provisions of the this Section 10.16), (b) subject to a written agreement to comply with the provisions of this Section (or other provisions at least as restrictive as this Section), to any actual or prospective Transferee or any pledgee referred to in Section 10.6(d) or any direct or indirect contractual counterparty (or the professional advisors thereto) to any swap or derivative transaction relating to the Borrower and its obligations, (c) to its employees, directors, trustees, agents, attorneys, accountants and other professional advisors or those of any of its affiliates for performing the purposes of a Loan Document in each case, who are subject to or bound by an agreement to comply with the provisions of this Section 10.16 (or other provisions at least as restrictive as this Section 10.16), (d) upon the request or demand of any Governmental Authority or regulatory agency (including self-regulated agencies), (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, after notice to the Borrower if reasonably feasible, (f) if requested or required to do so in connection with any litigation or similar proceeding, after notice to the Borrower if reasonably feasible, (g) that has been publicly disclosed (other than by such Receiving Party in breach of this Section 10.16), (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

10.17 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING LENDERS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.18 USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA Patriot Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GENERAL MOTORS HOLDINGS LLC

By:	/s/ Niharika Ramdev
Name: Niharika Ramdev
Title: Assistant Treasurer

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CITIBANK, N.A., as Administrative Agent and as Lender

By:	/s/ Wayne Beckmann
Name: Wayne Beckmann
Title: Vice President

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BANK OF AMERICA, N.A., as Syndication Agent

By:	/s/ L. Dustin Vincent
Name: L. Dustin Vincent
Title: Senior Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ L. Dustin Vincent
Name: L. Dustin Vincent
Title: Senior Vice President

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Barclays Bank PLC, as a Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

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Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

By:	/s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

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JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

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Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Ryan Vetsch
Name: Ryan Vetsch
Title: Vice President

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Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Ryan Vetsch
Name: Ryan Vetsch
Title: Authorized Signatory

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Meredith Majesty
Name: Meredith Majesty
Title: Authorized Signatory

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

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Banco Bradesco S.A., New York Branch, as a Lender

By:	/s/ Adrian de Albuquerque da Graçae Costa
Name: Adrian de Albuquerque da Graçae Costa
Title: B-205

By:	/s/ Mauro Lopes
Name: Mauro Lopes
Title: B-221

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CIBC Inc., as a Lender

By:	/s/ Dominic J. Sorresso
Name: Dominic J. Sorresso
Title: Executive Director

By:	/s/ Eoin Roche
Name: Eoin Roche
Title: Executive Director

CIBC World Markets Corp.
Authorized Signatory

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Commerzbank AG New York and Grand Cayman Branches, as a Lender

By:	/s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Vice President

By:	/s/ Peter Wesemeier
Name: Peter Wesemeier
Title: Assistant Vice President

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

Banco do Brasil S.A., New York Branch, as a Lender

By:	/s/ Joao Carlos dos Santos Telles
Name: Joao Carlos dos Santos Telles
Title: Deputy General Manager

By:	/s/ Oswaldo Parre dos Santos
Name: Oswaldo Parre dos Santos
Title: Deputy General Manager

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BANCO ITAÚ EUROPA, S.A. – SUCURSAL FINANCEIRA INTERNACIONAL, as a Lender

By:	/s/ José Francisco Claro
Name: José Francisco Claro
Title: Chief Operating Officer

By:	/s/ Renato Lulia Jacob
Name: Renato Lulia Jacob
Title: Executive Board Member

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

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Industrial and Commercial Bank of China Limited, New York Branch, as a Lender

By:	/s/ Xintao Luo
Name: Xintao Luo
Title: Deputy General Manager

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Lloyds TSB Bank plc, as a Lender

By:	/s/ Windsor Davies
Name: Windsor Davies
Title: Managing Director

Lloyds TSB Bank plc, as a Lender

By:	/s/ Russell Protti
Name: Russell Protti
Title: Senior Vice President

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Bangkok Bank Public Company Limited New York Branch, as a Lender

By:	/s/ Thitipong Prasertsilp
Name: Thitipong Prasertsilp
Title: VP and Branch Manager

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

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Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ William M. Gim
Name: William M. Gim
Title: General Manager

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Vice President

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

Caja de Ahorros y Pensiones de Barcelona, “la Caixa” (*), as a Lender

By:	/s/ Carlos Mazarío Isasa
Name: Carlos Mazarío Isasa
Title: Director

By:	/s/ Pablo Fernández Matabuena
Name: Pablo Fernández Matabuena
Title: Senior Manager

(*) Caixa d’Estalvis i Pensions de Barcelona, “la Caixa” as also registered name.

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EXHIBIT A to Credit Agreement

FORM OF

SECURITY AGREEMENT

made by

GENERAL MOTORS HOLDINGS LLC

and certain of its Subsidiaries and other Persons from time to time parties hereto, as Grantors in favor of

WILMINGTON TRUST COMPANY, as Collateral Trustee

Dated as of October 27, 2010

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SCHEDULES

Schedule 1	Jurisdiction of Organization
Schedule 2	Pledged Notes
Schedule 3	Pledged Stock
Schedule 4	Trademarks

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Schedule 5	Patents
Schedule 6	Commercial Tort Claims

ANNEX

Annex I	Joinder Agreement

EXHIBIT

Exhibit I	Amendment

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SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of October 27, 2010, made by General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”) and each of the other signatories hereto signing in the capacity of a “Grantor” (the Borrower and such other signatories, together with any other entity that may become a party hereto as provided herein, collectively, the “Grantors”), in favor of Wilmington Trust Company, as Collateral Trustee (in such capacity, the “Collateral Trustee”) under the Collateral Trust Agreement, dated as of October 27, 2010, (the “Collateral Trust Agreement”), among the Borrower, the other Grantors from time to time party thereto, and the Collateral Trustee.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement (such term and other capitalized terms having the meanings assigned to such terms in the Collateral Trust Agreement or as otherwise provided in Section 1.1), the Credit Agreement Lenders have severally agreed to make extensions of credit to or for the account of the Borrower thereunder upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower, the other Grantors or other Persons may, at any time and from time to time, issue or assume Additional Debt, which Additional Debt may be designated by the Borrower as either First Priority Additional Debt or Second Priority Additional Debt, and the Borrower, the other Grantors or other Persons may, at any time and from time to time, incur or assume Secured Non-Loan Exposure, which Secured Non-Loan Exposure may be designated by the Borrower as either Permitted First Lien Non-Loan Exposure or Other Secured Non-Loan Exposure;

WHEREAS, certain of the Grantors (other than the Borrower) are a party to the Credit Agreement Guarantee, pursuant to which each such Grantor has guaranteed the Guaranteed Obligations (as such term is defined in the Credit Agreement Guarantee);

WHEREAS, one or more of the Grantors may from time to time guarantee any or all of the Secured Obligations;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to, among others, one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement and the other Secured Instruments; and

WHEREAS, it is a condition precedent to the obligation of the Credit Agreement Lenders to make their respective extensions of credit to or for the account of the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Trustee for the benefit of the Secured Parties;

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NOW, THEREFORE, in consideration of the premises and to induce the Credit Agreement Administrative Agent and the Credit Agreement Lenders to enter into the Credit Agreement, to induce the Credit Agreement Lenders to make their respective extensions of credit to or for the account of the Borrower thereunder, and to induce the holders thereof to provide any Additional Debt and/or Secured Non-Loan Exposure from time to time, each Grantor, severally and for itself alone, hereby agrees with the Collateral Trustee, for the benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the Collateral Trust Agreement and used herein shall have the meanings assigned to such terms in the Collateral Trust Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Accounts, Commodity Contracts, Control, Documents, Equipment, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights, Securities, Securities Accounts, Security Entitlements and Supporting Obligations.

(b) The following terms shall have the following meanings:

“ABR Loans”: any ABR Loans (as defined in the Credit Agreement).

“Agreement”: this Security Agreement.

“Applicable Foreign Law”: as defined in Section 5.15.

“Borrower”: as defined in the preamble.

“Capital Stock”: means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing; provided, however, that Capital Stock shall exclude all Excluded Collateral.

“Closing Date”: the date on or after the Effective Date that the Credit Agreement Administrative Agent provides written confirmation to the Borrower and the Credit Agreement Lenders confirming that the conditions listed in Section 5.2 of the Credit Agreement have been satisfied (or waived in accordance with the provisions thereof).

“Collateral”: as defined in Section 2(a).

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“Collateral Trust Agreement”: as defined in the preamble.

“Collateral Trustee”: as defined in the preamble.

“Collateral Trust Joinder Agreement”: as defined in Section 5.11.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

“Domestic Subsidiary”: with respect to any Person, any Subsidiary of such Person organized under the laws of any jurisdiction within the United States. Unless otherwise qualified, all references to a “Domestic Subsidiary” or “Domestic Subsidiaries” in this Agreement shall refer to a Domestic Subsidiary or Domestic Subsidiaries of the Borrower.

“Effective Date”: October 27, 2010.

“Enforcement Event”: the effective date, as specified in the Collateral Trust Agreement, of the receipt by the Collateral Trustee of a Notice of Acceleration or the occurrence and continuance of an Event of Default (as defined in the Credit Agreement(as in effect on the Effective Date)) with respect to the Borrower pursuant to Section 8(f) of the Credit Agreement; provided, however, to the extent that such Notice of Acceleration has been withdrawn or cancelled or is no longer in effect, or such Event of Default is no longer continuing, the Enforcement Event shall be deemed no longer to be continuing.

“Excluded Collateral”: (a) Restricted Collateral, (b) Section 136 Collateral, (c) the Capital Stock of Excluded Subsidiaries, (d) cash, cash equivalents, and Marketable Securities (except as proceeds of other assets that constitute Collateral or except to the extent deposited in or credited to a Borrowing Base Collateral Account), (e) investments in Unconsolidated Subsidiaries of any Loan Party or in any Person that is not a Subsidiary (other than investments in the Capital Stock of Ally Financial Inc.), (f) real property interests other than the Mortgaged Property, (g) all copyrights and copyright licenses, registered or otherwise, non-U.S. intellectual property, and all intellectual property owned by General Motors LLC or GM Global Technology Operations, Inc. related to Nexteer Automotive or developed by, or on behalf of, GM Daewoo Auto & Technology Company, (h) vehicles, vessels, aircraft or any other asset subject to any certificate of title or other registration statute of the United States, any state or other jurisdiction, unless such asset is subject to the Lien granted under a Trust Security Document in favor of the Collateral Trustee and a grantor thereunder, at its discretion, perfects such Lien, (i) more than 65% of the Voting Stock of the direct, “first-tier” Foreign Subsidiaries of each Loan Party (or the Voting Stock in excess of some percentage higher than 65% in instances where the Borrower determines, in its sole discretion, that such higher percentage can be pledged with no adverse tax effect in the United States), (j) all of the Capital Stock of the Parent or the Borrower, (k) all of the Capital Stock of any Subsidiary of a Loan Party that is not a direct, “first-tier” Subsidiary of a Loan Party, (l) all assets (or Capital Stock) related to Nexteer Automotive, (m) accounts receivable that are owing by Ally Financial Inc., (n) any other assets as to which the Borrower or the Controlling Party has determined in its good faith and commercially reasonable judgment that the cost of obtaining a perfected security interest therein is excessive in relation to the value of the security to be afforded thereby, and (o) all Supporting Obligations (including all Letter-of-Credit Rights) related to any of the foregoing.

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“Excluded Subsidiary”: (a) the Borrower, (b) each of the Initial Excluded Subsidiaries, (c) each Subsidiary of the Parent that (i) is prohibited by any applicable requirement of law or Governmental Authority from guaranteeing the obligations of the other Loan Parties or (ii) is acquired after the Effective Date and, at the time of acquisition, is a party to, or is bound by, any contract, agreement, instrument, indenture or other Contractual Obligation pursuant to which such Subsidiary’s agreement to guarantee the obligations of the other Loan Parties is prohibited by, or would constitute a default or breach of, or would result in the termination of, such contract, agreement, instrument, indenture or other Contractual Obligation; provided that such contract, agreement, instrument, indenture or other Contractual Obligation shall not have been entered into in contemplation of such acquisition; provided, further, that such Subsidiary shall cease to be an Excluded Subsidiary upon the termination of such contract, agreement, instrument, indenture or other Contractual Obligation and will become a Grantor pursuant to Section 5.11 only if required by and pursuant to the Credit Agreement, (d) each Foreign Subsidiary that is not a direct, “first-tier” Subsidiary of a Loan Party, (e) each Unconsolidated Subsidiary, (f) each Finance Subsidiary of the Parent, and (g) each Subsidiary that is a dealership.

“Finance Subsidiary”: with respect to any Person, any Subsidiary of such Person which is primarily engaged in leasing or financing activities including (a) lease and purchase financing provided by such Subsidiary to dealers and consumers, (b) leasing or financing of installment receivables or otherwise providing banking, financial or insurance services to the Borrower and/or its affiliates or others or (c) financing the Borrower’s and/or its affiliates’ operations.

“Foreign Law Pledge Agreement”: as defined in Section 5.15.

“Foreign Subsidiary”: with respect to any Person, any Subsidiary of such Person that is not a Domestic Subsidiary of such Person. Unless otherwise qualified, all references to a “Foreign Subsidiary” or “Foreign Subsidiaries” in this Agreement shall refer to a Foreign Subsidiary or Foreign Subsidiaries of the Borrower.

“Foreign Subsidiary Capital Stock”: with respect to any Foreign Subsidiary, the Capital Stock of such Foreign Subsidiary which has been issued by such Foreign Subsidiary; provided, however, that Foreign Subsidiary Capital Stock shall exclude all Excluded Collateral.

“GAAP”: generally accepted accounting principles as in effect from time to time in the United States.

“Governmental Authority”: any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any federal, state or municipal court, in each case whether of the United States or a foreign jurisdiction.

“Grantors”: as defined in the preamble; provided, however, that the term “Grantors” shall not include any such Person from and after its release from this Agreement or the Collateral Trust Agreement.

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“Initial Excluded Subsidiaries”: each of the Subsidiaries listed on Schedule 1.1D-1 to the Credit Agreement.

“Intellectual Property”: the collective reference to all rights, priorities and privileges of a Grantor relating to intellectual property arising under the laws of the United States or any state thereof, including the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom; provided, however, that Intellectual Property shall exclude all Excluded Collateral.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Capital Stock excluded from the definition of “Pledged Stock”) of a Grantor and (ii) whether or not constituting “investment property” as so defined, all Pledged Stock; provided, however, that Investment Property shall exclude all Excluded Collateral.

“Issuers”: the collective reference to each issuer of any Pledged Stock or Pledged Note.

“Loan Parties”: the Borrower, the Parent and each Subsidiary Guarantor.

“Marketable Securities” means, with respect to any Person, investments by such Person in fixed income securities with original maturities greater than 90 days that have a determinable fair value, are liquid and are readily convertible into cash. For the avoidance of doubt, (i) such investments are passive investments, purchased by such Person in the ordinary course of business as part of its liquidity and/or cash management activities and (ii) for all purposes of the Trust Security Documents, the amount of Marketable Securities of the Parent and its Subsidiaries as of the last day of any fiscal quarter or fiscal year of the Parent is equal to the amount reported on the Parent’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q consolidated balance sheet for such fiscal quarter or fiscal year, as the case may be, as the line “Marketable securities”, less any adjustment for securities that do not satisfy the requirements of the first sentence of this definition.

“Material Adverse Effect”: means a material adverse effect on (a) the financial condition of the Loan Parties, taken as a whole or (b) the validity or enforceability of the Trust Security Documents and the Collateral Trust Agreement, taken as a whole, or the rights and remedies of the Collateral Trustee thereunder, taken as a whole.

“Mortgaged Property”: (a) each of the real property interests as of the Effective Date set forth in Schedule 1.1E to the Credit Agreement, (b) each of the real property interests constituting the active manufacturing sites and proving grounds acquired or leased by the Borrower or a Subsidiary Grantor after the Effective Date, in each case having a Net Book Value (exclusive of any associated machinery and equipment), as of the last day of the first fiscal quarter of the Parent following such acquisition or lease, in excess of $75,000,000, (c) each of the real property interests constituting warehouse sites acquired by the Borrower or a Subsidiary Grantor after the Effective Date having a Net Book Value (exclusive of any associated

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machinery and equipment), as of the last day of the first fiscal quarter of the Parent following such acquisition, in excess of $25,000,000, (d) each of the real property interests constituting the Warren Technology Center located in Warren, Michigan and described in Schedule 1.1E to the Credit Agreement, (e) each of the real property interests constituting the Pontiac North Powertrain campus located in Pontiac, Michigan and described in Schedule 1.1E to the Credit Agreement, and (f) each of the real property interests constituting the Renaissance Center campus located in Detroit, Michigan and described in Schedule 1.1E to the Credit Agreement, provided, however, that Mortgaged Property shall exclude all Excluded Collateral.

“Net Book Value”: with respect to any asset of any Person (a) other than accounts receivable, the gross book value of such asset on the balance sheet of such Person, minus depreciation in respect of such asset on such balance sheet and (b) with respect to accounts receivable, the gross book value thereof, minus any specific reserves attributable thereto.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent Licenses”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent; provided, however, that Patent Licenses shall exclude all Excluded Collateral.

“Patent Security Agreement”: the Patent Security Agreement, dated as of October 27, 2010, executed and delivered by General Motors LLC and GM Global Technology Operations, Inc. in favor of the Collateral Trustee, and any additional Trust Security Document executed and delivered by a Grantor and the Collateral Trustee and relating to Patents.

“Patents”: with respect to a Grantor, such Grantor’s interest in (i) all letters patent of the United States or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof, and (iii) all rights to obtain any reissues or extensions of the foregoing; provided, however, that Patents shall exclude all Excluded Collateral.

“Pledged Notes”: all promissory notes, loan agreements, and other evidences of indebtedness listed on Schedule 2 hereto, including any additional promissory notes, loan agreements or other evidences of indebtedness added to Schedule 2 hereto under an amendment to this Agreement substantially in the form of Exhibit I hereto); provided, however, that Pledged Notes shall exclude all Excluded Collateral.

“Pledged Stock”: the shares of Capital Stock listed on Schedule 3 hereto, including any additional shares of Capital Stock added to Schedule 3 hereto under an amendment to this Agreement substantially in the form of Exhibit I hereto, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person listed on Schedule 3 hereto that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided, however, that Pledged Stock shall exclude all Excluded Collateral.

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“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto; provided, however, that Proceeds shall exclude all Excluded Collateral.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance; provided, however, that Receivable shall exclude all Excluded Collateral.

“Restricted Collateral”: collectively, (i) the Capital Stock of the Persons listed on Schedule 1.1C to the Credit Agreement, (ii) any asset or property, (x) to the extent that the assignment, pledge or grant of a Lien with respect thereto is prohibited by any applicable requirement of law or by any Governmental Authority, or (y) to the extent that the assignment, pledge, or grant of a Lien with respect thereto is prohibited by, constitutes a default or breach of, or results in the termination of the terms of any contract, agreement, instrument, or indenture relating to such asset or property, in each case, to the extent such law, prohibition or applicable provision is not rendered ineffective or unenforceable under other applicable law, and (iii) any other asset or property of a Grantor that, but for a requirement to obtain a third party consent (to the extent that such requirement is not rendered ineffective or unenforceable under other applicable law) in order to pledge such asset or property as collateral, would constitute “Collateral”, in each case only to the extent that, and for so long as, a third party consent that has not been obtained is required in order to assign, pledge, or grant a Lien with respect to such asset or property as collateral, it being understood and agreed that no Grantor shall have any obligation to solicit or obtain any such third party consent under any circumstances whatsoever.

“Section 136 Collateral”: assets or property of a Person subject to a Lien to the extent that such Lien is statutorily required to be a first-priority Lien securing indebtedness of such Person in respect of loans made pursuant to Section 136 of the Energy Independence and Security Act of 2007.

“Securities Act”: the Securities Act of 1933, as amended.

“Security Agreement Joinder Agreement”: as defined in Section 5.11.

“Trademark Licenses”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark; provided, however, that Trademark Licenses shall exclude all Excluded Collateral.

“Trademark Security Agreement”: the Trademark Security Agreement, dated as of October 27, 2010, executed and delivered by General Motors LLC and OnStar, LLC in favor of the Collateral Trustee, and any additional Trust Security Document executed and delivered by a Grantor and the Collateral Trustee and relating to Trademarks.

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“Trademarks”: with respect to a Grantor, such Grantor’s interest in (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, to the extent existing in or under the laws of the United States or any State thereof, (ii) all registrations and recordings of the assets and property described in the foregoing clause (i), and all applications in connection therewith, in each case, solely if made or filed whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, and all common-law rights related thereto, and (iii) the right to obtain all renewals of the registrations and recordings referred to in the foregoing clause (ii); provided, however, that Trademarks shall exclude all Excluded Collateral.

“Unconsolidated Subsidiary”: a subsidiary of the Parent or any other Person whose financial results are not, in accordance with GAAP, included in the consolidated financial statements of the Parent.

“Vehicles”: all cars, trucks, trailers and other vehicles (including vessels, aircraft and other assets), in each case covered by a certificate of title law or other registration statute of the United States, any State or other jurisdiction.

1.2 Other Definitional Provisions.

(a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Annex and Exhibit references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s interest in such Collateral or the relevant part thereof.

(d) References to agreements shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated or otherwise modified from time to time, references to any Person shall include its successors and permitted assigns, and references to any law, treaty, statute, rule or regulation shall (unless otherwise specified) be construed as including all statutory provisions, regulatory provisions, rulings, opinions, determinations or other provisions consolidating, amending, replacing, supplementing or interpreting such law, treaty, statute, rule or regulation.

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SECTION 2. GRANTS OF SECURITY INTERESTS

(a) Each Grantor hereby grants to the Collateral Trustee, for the benefit of the First Priority Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter, of the First Priority Secured Obligations:

(i) all Accounts (including all Receivables);

(ii) all Chattel Paper;

(iii) each Borrowing Base Collateral Account;

(iv) all Documents (other than title documents with respect to Vehicles);

(v) all Equipment;

(vi) all General Intangibles (including, without limitation, the Trademarks listed on Schedule 4 hereto and the Patents listed on Schedule 5 hereto);

(vii) all Instruments (including without limitation Instruments evidencing the Pledged Notes listed in Schedule 2 hereto);

(viii) all Inventory;

(ix) all Investment Property, but only to the extent that such Investment Property either constitutes the Capital Stock issued to a Grantor by a Person listed on Schedule 3 hereto or constitutes the Pledged Stock listed on Schedule 3 hereto;

(x) all other Investment Property, including without limitation, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts;

(xi) all books and records (or excerpts thereof), but only to the extent pertaining to the Collateral;

(xii) all Letter-of-Credit Rights pertaining solely to other categories of the Collateral;

(xiii) all Commercial Tort Claims specified on Schedule 6 hereto and otherwise to the extent specifically notified to the Collateral Trustee from time to time; and

(xiv) to the extent not otherwise included, all Proceeds and Supporting Obligations with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 2(a) or in any of the related definitions, this Agreement shall not apply to any property of a Grantor, and shall not constitute a grant of a security interest in any such property, during any period or at any time that such property is Excluded Collateral, it being understood and agreed that the foregoing proviso shall not apply during any period or at any time that such property ceases to be Excluded Collateral.

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(b) Each Grantor hereby grants to the Collateral Trustee, for the benefit of the Second Priority Secured Parties, a security interest in all of the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter, of the Second Priority Secured Obligations (it being understood and agreed that such security interest shall have the priority afforded to Second Priority Secured Obligations in the Collateral Trust Agreement); provided, however, that notwithstanding any of the other provisions set forth in this Section 2(b) or in any of the related definitions, this Agreement shall not apply to any property of a Grantor, and shall not constitute a grant of a security interest in any such property, during any period or at any time that such property is Excluded Collateral, it being understood and agreed that the foregoing proviso shall not apply during any period or at any time that such property ceases to be Excluded Collateral.

(c) Notwithstanding the provisions of this Section 2 to the contrary, insofar as such provisions provide for a grant of a security interest by General Motors Overseas Development Corporation in its equity interests in the shares of General Motors Africa and Middle East FZE, a free zone establishment established in the Jebel Ali Free Zone in Dubai, United Arab Emirates, such pledge shall become effective only when the Collateral Trustee has received the approval of the Jebel Ali Free Zone Authority for such pledge.

SECTION 3. REMEDIAL PROVISIONS

3.1 Certain Matters Relating to Receivables.

(a) After the occurrence and during the continuance of an Enforcement Event, the Collateral Trustee shall have the right, upon prior written notice to the Borrower, to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Trustee may reasonably require in connection with such test verifications. At any time after the occurrence and during the continuance of an Enforcement Event, upon the Collateral Trustee’s prior written request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Trustee to furnish to the Collateral Trustee reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b) The Collateral Trustee hereby authorizes each Grantor to collect such Grantor’s Receivables, subject, after the occurrence and during the continuance of an Enforcement Event and upon prior written notice to such Grantor, to the Collateral Trustee’s direction and control, and the Collateral Trustee may curtail or terminate said authority at any time and from time to time after the occurrence and during the continuance of an Enforcement Event. If required in writing by the Collateral Trustee at any time after the occurrence and during the continuance of an Enforcement Event, any payments of any Grantor’s Receivables, when collected by such

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Grantor, (i) shall be forthwith (and, in any event, within three Business Days) deposited by such Grantor in the Collateral Account in the exact form received, duly indorsed by such Grantor to the Collateral Trustee if required, subject to withdrawal by the Collateral Trustee only as provided in Section 3.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor.

3.2 Communications with Obligors; Grantors Remain Liable.

(a) The Collateral Trustee in its own name or in the name of others may, at any time and from time to time after the occurrence and during the continuance of an Enforcement Event, upon prior written notice to the Borrower, communicate with obligors under the Receivables to verify with them to the Collateral Trustee’s satisfaction the existence, amount and terms of any Receivables; provided, however, that the relevant Grantor shall be afforded the opportunity to participate in, or, if in written form, will be provided with copies of, each such communication.

(b) Upon the written request of the Collateral Trustee at any time after the occurrence and during the continuance of an Enforcement Event, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Collateral Trustee for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Trustee.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Receivables (or any agreement giving rise thereto) to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Except as otherwise provided by applicable law, neither the Collateral Trustee nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Trustee or any Secured Party of any payment relating thereto, nor shall the Collateral Trustee or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

3.3 Pledged Stock.

(a) Until and unless an Enforcement Event shall have occurred and be continuing and the Collateral Trustee shall have given prior written notice to the relevant Grantor and (if other than such Grantor) the Borrower of the Collateral Trustee’s intent to exercise its corresponding rights pursuant to Section 3.3(b), each Grantor shall be permitted to receive and retain all cash, assets, or other dividends paid or payable (or distributed, or distributable) in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate or other organizational rights with respect to any of the foregoing.

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(b) If an Enforcement Event shall have occurred and be continuing and the Collateral Trustee shall have given written prior notice of its intent to exercise such rights to the relevant Grantor or Grantors and (if other than such Grantor) the Borrower, (i) the Collateral Trustee shall have the right to receive any and all cash dividends, payments and other distributions or other Proceeds paid or distributed in respect of the Pledged Stock and the Pledged Notes and make application thereof to the Secured Obligations in such order as is set forth in the Collateral Trust Agreement, and (ii) any or all of the Pledged Stock and the Pledged Notes shall be registered in the name of the Collateral Trustee or its nominee, and the Collateral Trustee or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock or Pledged Notes at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Stock and Pledged Notes as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock and Pledged Notes upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Trustee of any right, privilege or option pertaining to such Pledged Stock or Pledged Notes, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock or the Pledged Notes with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Trustee may determine), all without liability except as otherwise provided by applicable law or to account for payments or property actually received by it, but the Collateral Trustee shall have no duty to any Grantor to exercise any such right, privilege or option and, in the absence of its gross negligence (or, with respect to the handling of funds, simple negligence), willful misconduct, or material breach of its obligations hereunder, shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock pledged by such Grantor hereunder to comply with any instruction received by it from the Collateral Trustee in writing that (i) states that an Enforcement Event has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from, or the consent of, such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying.

3.4 Proceeds to be Turned Over To Collateral Trustee.

In addition to the rights of the Collateral Trustee and the Secured Parties specified in Section 3.1 with respect to payments of Receivables, if an Enforcement Event shall have occurred and be continuing, all Proceeds received by any Grantor consisting of cash, checks, instruments and other near-cash items shall be held by such Grantor in trust for the Collateral Trustee and the Secured Parties, and shall, promptly upon receipt by such Grantor be turned over to the Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Trustee, if required). All Proceeds received by the Collateral Trustee

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hereunder shall be held by the Collateral Trustee in the Collateral Account in accordance with the terms of the Collateral Trust Agreement. All Proceeds while held by the Collateral Trustee in the Collateral Account (or by any Grantor in trust for the Collateral Trustee and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 3.5.

3.5 Application of Proceeds.

The Collateral Trustee shall apply all or any part of Proceeds constituting Collateral, whether or not held in any Borrowing Base Collateral Account or the Collateral Account, in payment of the Secured Obligations at the times and in the manner provided in the Collateral Trust Agreement.

3.6 Code and Other Remedies.

If an Enforcement Event shall have occurred and be continuing, the Collateral Trustee, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any Secured Instrument or other Trust Security Document, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, if an Enforcement Event shall have occurred and be continuing, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith, with prior written notice to the Borrower and (if applicable) the relevant other Grantor, collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Trustee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Trustee or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 3.6, after deducting all reasonable out of pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Trustee and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and out of pocket disbursements, to the payment in whole or in part of the Secured Obligations, in such order provided for in the Collateral Trust Agreement, and only after such application and after the payment by the Collateral Trustee of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New

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York UCC, need the Collateral Trustee account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or any other Secured Party arising out of the exercise by the Collateral Trustee of any rights hereunder other than claims, damages, or demands arising out of the gross negligence (or, with respect to the handling of funds, simple negligence) or willful misconduct by the Collateral Trustee, or the material breach of the Collateral Trust Agreement or any Trust Security Document by the Collateral Trustee. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

3.7 Securities Laws.

Each Grantor recognizes that the Collateral Trustee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Trustee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

3.8 Deficiency.

Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations, only to the extent it is personally liable and the reasonable fees and out of pocket disbursements of any attorneys employed by the Collateral Trustee to collect such deficiency; provided that nothing contained in this Section 3.8 shall be construed to permit a Secured Party to pursue a deficiency claim against a Grantor that has not otherwise agreed to be liable for such claim or in an amount in excess of any limit of liability as may have been agreed between such Secured Party and such Grantor.

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SECTION 4. THE COLLATERAL TRUSTEE

4.1 Collateral Trustee’s Appointment as Attorney-in-Fact, etc.

For the avoidance of doubt, the Collateral Trustee shall not exercise any rights under Section 3 or under the power of attorney provided for in Section 4.1(a) until and unless an Enforcement Event shall have occurred and be continuing, and the Collateral Trustee hereby expressly agrees to refrain from the exercise of any such right until and unless an Enforcement Event has occurred and is continuing.

(a) Effective upon the occurrence and during the continuance of an Enforcement Event, each Grantor appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, effective upon the occurrence and during the continuance of an Enforcement Event each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, with prior written notice to such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contractual Obligation that constitutes Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed reasonably appropriate by the Collateral Trustee for the purpose of collecting any and all such moneys due under any Receivable or Contractual Obligation that constitutes Collateral or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property that constitutes Collateral, execute and deliver, and have filed or recorded, any and all agreements, instruments, documents and papers as the Collateral Trustee may reasonably request to evidence the Collateral Trustee’s security interest in such Intellectual Property and the goodwill and general intangibles of the relevant Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens (other than taxes or Liens permitted by, or not prohibited by, any Secured Instrument) levied or placed on the Collateral, effect any repairs or any insurance called for by the terms of any Secured Instrument and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 3.6, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against

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debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding in respect of any Collateral and, in connection therewith, give such discharges or releases as the Collateral Trustee may deem appropriate; (7) assign any Patent or Trademark (along with the goodwill of the business to which any such Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Collateral Trustee shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and do, at the Collateral Trustee’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Trustee deems necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b) Upon the occurrence and during the continuance of an Enforcement Event, if any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Trustee incurred in connection with actions undertaken as provided in this Section 4.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any past due ABR Loans under the Credit Agreement, from the date of payment by the Collateral Trustee to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Trustee on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

4.2 Duty of Collateral Trustee.

The Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account. Subject to any applicable law, and except for matters involving its gross negligence (or, with respect to the handling of funds, simple negligence), willful misconduct or material breach of its obligations hereunder, under any other Trust Security Document or under the Collateral Trust Agreement, neither the Collateral Trustee, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable

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for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee hereunder are solely to protect the Collateral Trustee’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Trustee to exercise any such powers. The Collateral Trustee and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence (or, with respect to the handling of funds, simple negligence), willful misconduct or material breach of its obligations hereunder, under any other Trust Security Document or under the Collateral Trust Agreement.

4.3 Execution of Financing Statements.

Pursuant to any applicable law, each Grantor authorizes the Collateral Trustee to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Trustee or such Grantor determines appropriate to perfect the security interests of the Collateral Trustee under this Agreement. In furtherance and not in limitation of the foregoing, each relevant Grantor may, at any time and from time to time, execute and deliver one or more Patent Security Agreements (or amendments, supplements, or other modifications thereto) and/or Trademark Security Agreements (or amendments, supplements, or other modifications thereto), and may amend, supplement or otherwise modify Schedule A to any previously executed and delivered Patent Security Agreement and/or Trademark Security Agreement, and file or record the same in the United States Patent and Trademark Office as and to the extent required or permitted by the terms of any Secured Instrument, any Trust Security Document or the Collateral Trust Agreement. For the avoidance of doubt, nothing contained in this Agreement shall require a Grantor to acquire, obtain, preserve, protect, defend, or maintain any Intellectual Property, to create or grant a Lien in any Excluded Collateral, or to restrict, limit, prevent, or prohibit a Grantor from selling, transferring, licensing, sublicensing, or otherwise disposing of, or abandoning, any Intellectual Property.

4.4 Authority of Collateral Trustee.

Each Grantor acknowledges that the rights and responsibilities of the Collateral Trustee under this Agreement with respect to any action taken by the Collateral Trustee or the exercise or non-exercise by the Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Trustee and the Secured Parties, be governed by the Collateral Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Trustee and the Grantors, the Collateral Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

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SECTION 5. MISCELLANEOUS

5.1 Amendments in Writing.

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 6.3 of the Collateral Trust Agreement.

5.2 Notices.

All notices, requests and demands to or upon the Collateral Trustee or any Grantor hereunder shall be effected in the manner provided for in Section 6.1 of the Collateral Trust Agreement.

5.3 No Waiver by Course of Conduct; Cumulative Remedies.

Neither the Collateral Trustee nor any Secured Party shall by any act (except by a written instrument pursuant to Section 5.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default (as such terms, or their equivalents, are or may be defined in any Secured Instrument). No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

5.4 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee, except as permitted by, or not prohibited by, as the case may be, the Collateral Trust Agreement or the terms of any Secured Instrument.

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5.5 Counterparts.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

5.6 Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.7 Section Headings.

The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

5.8 Integration.

This Agreement and the Collateral Trust Agreement, the other Credit Agreement Documents, the other Trust Security Documents, the other Additional Debt Documents and the other Secured Instruments represent the agreement of the Grantors, the Collateral Trustee and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Trustee or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the Collateral Trust Agreement, the other Credit Agreement Documents, the other Trust Security Documents, the other Additional Debt Documents and the other Secured Instruments.

5.9 GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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5.10 Submission To Jurisdiction; Waivers.

Each Grantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Agreement Documents and any Additional Debt Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York located in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

(c) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

5.11 Additional Grantors.

Each Subsidiary of the Borrower that is required or permitted to become a Subsidiary Grantor pursuant to Section 6.7 of the Credit Agreement and/or any provisions of any other Secured Instrument, and each other Person (whether or not a Subsidiary of the Borrower) that the Borrower desires to designate as a Subsidiary Grantor, shall become a Subsidiary Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary or other Person of a joinder agreement substantially in the form of Annex I hereto (each, a “Security Agreement Joinder Agreement”); provided, that such Subsidiary or other Person shall concurrently become a “Grantor” under and for purposes of the Collateral Trust Agreement by executing and delivering a joinder agreement substantially in the form of Exhibit B to the Collateral Trust Agreement (each, a “Collateral Trust Joinder Agreement”).

5.12 Releases.

(a) At the time and to the extent provided in Section 6.3 or 6.12 of the Collateral Trust Agreement, the Collateral (or the relevant portion thereof, as applicable) shall be released from the Liens created hereby, and (in the case of Section 6.12(a)) this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Trustee and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and (in the case of Section 6.3 or 6.12) all rights to the Collateral (or the relevant portion thereof, as applicable) shall revert to the Grantors.

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(b) In addition, so long as no Enforcement Event shall have occurred and be continuing, all security interests, mortgages, or other Liens granted by a Grantor in or on all company cars and Receivables (and other Collateral evidencing, securing, or relating to such company cars or Receivables including Supporting Obligations and Letter-of-Credit Rights) of the Grantors which are contemplated for use in one or more securitization transactions or as collateral security for one or more financing transactions or letter of credit transactions not prohibited by the Trust Security Documents, the Credit Agreement Documents, or the Additional Debt Documents, shall be released upon the request of the Borrower; provided that in the case of any financing transactions that are not structured as securitizations having customary bankruptcy remote limited recourse provisions, the security interests in such released collateral shall be subject to an intercreditor agreement between the financing party or parties (or a trustee or an agent therefor) and the Collateral Trustee that is reasonably satisfactory to the Controlling Party; and provided, further, that letter of credit transactions shall not be deemed to be financing transactions for purposes of the foregoing proviso.

(c) At the times and to the extent provided in Section 6.12(c) of the Collateral Trust Agreement, any Grantor so specified shall be released from its obligations hereunder (and the Liens over any Collateral of such Grantor shall also be released), in accordance with the provisions of the Collateral Trust Agreement, and the Liens over the Capital Stock of such Grantor shall also be released, in accordance with the provisions of the Collateral Trust Agreement.

(d) The Collateral Trustee agrees, at the request and the expense of the Borrower, at any time and from time to time, to execute and deliver any instrument or other document and in such form as may be reasonably requested by the Borrower, in order to give effect to the release of any Collateral or any Grantor pursuant to this Section 5.12 and the provisions of the Collateral Trust Agreement.

5.13 WAIVER OF JURY TRIAL.

EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY CREDIT AGREEMENT DOCUMENT, ADDITIONAL DEBT DOCUMENT OR ANY OTHER TRUST SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

5.14 Collateral Trust Agreement.

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to this Agreement and the exercise of any right or remedy hereunder by the Collateral Trustee at any time that an Enforcement Event shall have occurred and be continuing, are subject to the provisions of the Collateral Trust Agreement, and may be exercised only as and when, and to the extent, provided therein. In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern.

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5.15 Trust Security Documents Relating to Foreign Subsidiary Capital Stock.

Without intending to derogate from the liens and security interests granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to this Agreement, certain Foreign Subsidiary Capital Stock that is Pledged Stock is concurrently being pledged, or may at any time and from time to time hereafter be pledged, to the Collateral Trustee for the benefit of the Secured Parties under a Trust Security Document (any such Trust Security Document, a “Foreign Law Pledge Agreement”) that is governed by the law of the jurisdiction where the issuer of such Foreign Subsidiary Capital Stock is domiciled (such governing law, the “Applicable Foreign Law”). In the event that the terms of any such Foreign Law Pledge Agreement conflict with the terms of this Agreement, (i) in the case of any exercise of rights or remedies thereunder by the Collateral Trustee at any time that an Enforcement Event shall have occurred and be continuing that are governed by such Applicable Foreign Law, the terms of such Foreign Law Pledge Agreement shall control, and (ii) in all other cases, the terms of this Agreement shall control.

22

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GENERAL MOTORS HOLDINGS LLC, as Borrower

By:
Name:
Title:

23

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[ ], as a Subsidiary Grantor

By:
Name:
Title:

24

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WILMINGTON TRUST COMPANY, as Collateral Trustee

By:
Name:
Title:

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Annex 1 to Security Agreement

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of             , 20     (this “Joinder Agreement”), made by                                         , a                      (the “Additional Grantor”), in favor of Wilmington Trust Company, a Delaware corporation, as Collateral Trustee (in such capacity, the “Collateral Trustee”) for the Secured Parties under and as defined in the Security Agreement referred to below. All capitalized terms not defined herein shall have the meanings ascribed to them in such Security Agreement.

W I T N E S S E T H :

WHEREAS, General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”) and the other Grantors have entered into the Security Agreement, dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Trustee for the benefit of the Secured Parties;

WHEREAS, the Additional Grantor desires to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Security Agreement. By executing and delivering this Joinder Agreement, the Additional Grantor, as provided in Section 5.11 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and hereby (a) grants to the Collateral Trustee, for the benefit of the First Priority Secured Parties, as collateral security for the prompt and complete payment of performance when due (whether at stated maturity, by acceleration or otherwise) and at all times thereafter of the First Priority Secured Obligations, a security interest in, all of the Collateral (it being understood that, as provided in the Security Agreement, “Collateral” does not include any Excluded Collateral and (b) grants to the Collateral Trustee, for the benefit of the Second Priority Secured Parties, as collateral security for the prompt and complete payment of performance when due (whether at stated maturity, by acceleration or otherwise) and at all times thereafter of the Second Priority Secured Obligations, a security interest in, all of such Collateral. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Security Agreement.

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2. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ACCEPTED AND AGREED TO

AS OF THE DATE SET FORTH ABOVE:

[NAME OF COLLATERAL TRUSTEE], as Collateral Trustee

By
Name:
Title:

2

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Annex 1-A
to
Joinder Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

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Exhibit I
to
Security Agreement

AMENDMENT

This Amendment, dated as of                     ,     (this “Amendment”), is delivered pursuant to Section 1.1 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement.

1. The undersigned hereby (a) pledges and grants to the Collateral Trustee, for the benefit of the First Priority Secured Parties, as collateral security for the prompt and complete payment of performance when due (whether at stated maturity, by acceleration or otherwise) and at all times thereafter of the First Priority Secured Obligations, a security interest in, all of the [Pledged Stock/Pledged Notes/Commercial Tort Claims] listed on Schedule I hereto; provided, however, that notwithstanding any of the other provisions set forth in this Section 1(a) or in any of the related definitions, this Amendment shall not apply to any property of the undersigned, and shall not constitute a grant of a security interest in any such property, during any period or at any time that such property is Excluded Collateral, it being understood and agreed that the foregoing proviso shall not apply during any period or at any time that such property ceases to be Excluded Collateral; and (b) pledges and grants to the Collateral Trustee, for the benefit of the Second Priority Secured Parties, as collateral security for the prompt and complete payment of performance when due (whether at stated maturity, by acceleration or otherwise) and at all times thereafter of the Second Priority Secured Obligations, a security interest in, all of the [Pledged Stock/Pledged Notes/Commercial Tort Claims] listed on Schedule I hereto; provided, however, that notwithstanding any of the other provisions set forth in this Section 1(b) or in any of the related definitions, this Amendment shall not apply to any property of the undersigned, and shall not constitute a grant of a security interest in any such property, during any period or at any time that such property is Excluded Collateral, it being understood and agreed that the foregoing proviso shall not apply during any period or at any time that such property ceases to be Excluded Collateral.

2. The undersigned further agrees that this Amendment may be attached to that certain Security Agreement, dated as of October 27 2010 (as amended, modified or supplemented from time to time, the “Security Agreement”), among General Motors Holdings LLC, the other grantors parties thereto and Wilmington Trust Company, as the Collateral Agent, and that the [Pledged Stock/Pledged Notes] listed on Schedule I to this Amendment shall be and become a part of the [Pledged Stock/Pledged Notes/Commercial Tort Claims] referred to in said Security Agreement.

[NAME OF GRANTOR]

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

By:
Name:
Title:

ACCEPTED AND AGREED TO

AS OF THE DATE SET FORTH ABOVE:

WILMINGTON TRUST COMPANY, as Collateral Trustee

By

Name:

Title:

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Schedule I
to
Amendment

[PLEDGED STOCK/PLEDGED NOTES/COMMERCIAL TORT CLAIMS]

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EXHIBIT B
to
Credit Agreement

FORM OF

COLLATERAL TRUST AGREEMENT

Dated as of October 27, 2010

among

GENERAL MOTORS HOLDINGS LLC,

THE OTHER GRANTORS PARTIES HERETO

and

WILMINGTON TRUST COMPANY,

as Collateral Trustee

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SECTION 5. THE COLLATERAL TRUSTEE		28

5.1	Acceptance of Trust	28
5.2	Exculpatory Provisions	28
5.3	Delegation of Duties	29
5.4	Reliance by Collateral Trustee	29
5.5	Limitations on Duties of Trustee	30
5.6	Moneys to be Held in Trust	31
5.7	Resignation and Removal of the Collateral Trustee	31
5.8	Status of Successor Collateral Trustee	32
5.9	Merger of the Collateral Trustee	33
5.10	Co-Collateral Trustee; Separate Collateral Trustee	33
5.11	Treatment of Payee or Indorsee by Collateral Trustee; Representatives of Secured Parties	34

SECTION 6. MISCELLANEOUS		34

6.1	Notices	34
6.2	No Waivers	35
6.3	Amendments, Supplements and Waivers	35
6.4	Holders of Secured Non-Loan Exposure	37
6.5	Headings	37
6.6	Severability	37
6.7	Successors and Assigns	38
6.8	Currency Conversions	38
6.9	Acknowledgements	38
6.10	Governing Law	38
6.11	Counterparts	38
6.12	Termination and Release	39
6.13	New Grantors	41
6.14	Inspection by Regulatory Agencies	41
6.15	Confidentiality	41
6.16	Submission to Jurisdiction; Waivers	42
6.17	WAIVERS OF JURY TRIAL	42

SECTION 7. DESIGNATION OF ADDITIONAL SECURED OBLIGATIONS		42

7.1	Designations of Secured Obligations	42
7.2	Designation of Additional Debt	43
7.3	Designation of Secured Non-Loan Exposure	43
7.4	Termination of Designation	44

SECTION 8. INTERCREDITOR PROVISIONS RELATING TO SECOND PRIORITY OBLIGATIONS		44

8.1	Second Priority Additional Debt	44
8.2	First Priority Obligations Unconditional	49
8.3	Information Concerning Financial Condition of the Grantors	49

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ANNEX

I	Trust Security Documents

SCHEDULE

1.1E	Mortgages

EXHIBITS

A	Form of Notice of Acceleration
B	Form of Joinder Agreement
C	Form of Notice of Designation of Additional Debt
D	Form of Notice of Designation of Secured Non-Loan Exposure

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COLLATERAL TRUST AGREEMENT, dated as of October 27, 2010 (this “Agreement”), among GENERAL MOTORS HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the subsidiaries of the Borrower from time to time parties hereto (together with the Borrower and any other Person executing a joinder agreement pursuant to Section 6.13 hereof, the “Grantors”) and WILMINGTON TRUST COMPANY, a Delaware corporation, as collateral trustee (in such capacity, the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Borrower and the other Grantors have agreed to secure certain obligations from time to time outstanding; and

WHEREAS, the Secured Parties have agreed to certain intercreditor arrangements pertaining to the Collateral and to the rights and obligations of the Secured Parties with respect to the Collateral;

DECLARATION OF TRUST:

NOW, THEREFORE, in order to secure the prompt and complete payment and performance when due (whether by acceleration or otherwise) and at all times thereafter of the Secured Obligations (such term and certain other capitalized terms used hereinafter being defined in Section 1.1) and in consideration of the premises and the mutual agreements set forth herein, the Collateral Trustee does hereby declare that it holds and will hold as trustee for the Secured Parties in trust under this Agreement all of its right, title and interest in, to and under the Trust Security Documents and the Collateral granted to the Collateral Trustee thereunder whether now existing or hereafter arising (and the Grantors do hereby consent thereto).

TO HAVE AND TO HOLD the Trust Security Documents and the entire Collateral (the right, title and interest of the Collateral Trustee in the Trust Security Documents and the Collateral being hereinafter referred to as the “Trust Estate”) unto the Collateral Trustee in trust for the Secured Parties under this Agreement.

IN TRUST NEVERTHELESS, under and subject to the conditions herein set forth and for the benefit of the Secured Parties, and as security for the payment and performance of all Secured Obligations, and as security for the performance of and compliance with the covenants and conditions of this Agreement, each of the Secured Instruments and each of the Trust Security Documents.

PROVIDED, HOWEVER, that these presents are upon the condition that if the Grantors shall satisfy the conditions set forth in Section 6.12(a), then this Agreement, and the estates and rights hereby assigned, shall cease, determine and be void; otherwise they shall remain and be in full force and effect.

IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Collateral Trustee, subject to the further covenants, conditions and trusts hereinafter set forth.

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SECTION 1.

DEFINED TERMS

1.1 Definitions. (a) As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1:

“Additional Debt” shall mean, collectively, any Indebtedness or other financial accommodations made to or for the benefit of the Parent or any of its Subsidiaries designated by the Borrower as “Additional Debt” pursuant to Section 7.2, including, without duplication, any guarantees thereof.

“Additional Debt Documents” shall mean any contracts, agreements, instruments, indentures, security agreements, mortgages or other documents entered into by the Parent or any of its Subsidiaries in connection with any Additional Debt.

“Additional Debt Obligations” shall mean, collectively, the unpaid principal of, and interest on, the Additional Debt and all other obligations and liabilities of the Parent or any of its Subsidiaries (including, without limitation, interest accruing at the then applicable rate provided in the Additional Debt Documents after the maturity of the Indebtedness thereunder and all Post-Petition Interest) to any Additional Debt Representative or the holders of such Indebtedness or other obligations, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Additional Debt Documents, in each case whether on account of principal, interest, reimbursement obligations, fees, prepayment premiums, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable legal fees and out-of-pocket disbursements of external counsel to any applicable Additional Debt Representative or to the holders of such Additional Debt that are required to be paid by the Parent or any of its Subsidiaries pursuant to the terms of any Additional Debt Document).

“Additional Debt Representative” shall mean any Person designated by the Borrower as the “Additional Debt Representative” for any Additional Debt, in each case as designated pursuant to Section 7.2, and any successor Additional Debt Representative appointed under the Additional Debt Documents for such Additional Debt.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Bankruptcy Law” shall mean each of the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to such term in the preamble hereto.

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“Borrowing Base Collateral Account” means any deposit or securities account of a Grantor designated by the Borrower by notice to the Collateral Trustee as a “Borrowing Base Collateral Account”.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in the State of New York or the State of Delaware are permitted to close; provided, however, that when used in connection with any currency other than Dollars, the term “Business Day” shall also exclude any day on which banks in the principal financial center of the country of such currency are not open for general business.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Class” shall mean, as the context may require, the First Priority Additional Debt Class, the Credit Facility Class or the Second Lien Class.

“Collateral” shall mean, collectively, all collateral in which the Collateral Trustee is granted a security interest pursuant to any Trust Security Document.

“Collateral Account” shall have the meaning assigned in Section 3.1.

“Collateral Enforcement Action” shall mean, with respect to any Secured Party, for such Secured Party, whether or not in consultation with any other Secured Party, to exercise, seek to exercise, join any Person in exercising or to institute or to maintain or to participate in any action or proceeding with respect to, any rights or remedies with respect to any Collateral, including (i) instituting or maintaining, or joining any Person in instituting or maintaining, any enforcement, contest, protest, attachment, collection, execution, levy or foreclosure action or proceeding with respect to any Collateral, whether under any Secured Instrument, Trust Security Document or otherwise, (ii) exercising any right of set-off with respect to any Grantor (other than the exercise of contractually agreed-upon netting or set-off arrangements that are exercisable at a time when no default has occurred and is continuing), or (iii) exercising any other right or remedy under the Uniform Commercial Code of any applicable jurisdiction or under any Bankruptcy Law or other applicable law.

“Collateral Release Date” shall have the meaning assigned in Section 10.15(c) of the Credit Agreement.

“Collateral Trustee” has the meaning assigned to such term in the preamble hereto.

“Controlling Party” shall mean (a) at any time when any First Priority Secured Obligations or commitments in respect thereof have not been paid in full, the Majority First Priority Secured Parties at such time, (b) at any time when the foregoing clause (a) is not applicable and any Second Priority Secured Obligations or commitments in respect thereof have not been paid in full, the Majority Second Priority Secured Parties at such

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time and (c) otherwise, the Majority Secured Parties at such time. For purposes of this definition, (i) the Credit Agreement Administrative Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Credit Agreement Obligations and (ii) each Additional Debt Representative shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, its respective Additional Debt Obligations.

“Credit Agreement” shall mean (i) the Credit Agreement, dated as of October 27, 2010, among the Borrower, the Credit Agreement Lenders parties thereto, and the Credit Agreement Administrative Agent, and the other agents named therein (the “Original Credit Agreement”), and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation, irrespective of the amount thereof, that has been incurred to extend, replace, renew, defease, exchange, repay, refinance or refund in whole or in part the Indebtedness and other obligations outstanding under the Credit Agreement referred to in clause (i) above or any other agreement or instrument referred to in this clause (ii) unless such agreement or instrument expressly provides that it is not a Credit Agreement hereunder (any of the foregoing, a “New Credit Agreement”). Unless otherwise qualified, all references to the “Credit Agreement” in this Agreement shall refer to the Original Credit Agreement prior to the effectiveness of any New Credit Agreement.

“Credit Agreement Administrative Agent” shall mean Citibank, N.A., in its capacity as Administrative Agent under the Credit Agreement, and any successor Credit Agreement Administrative Agent appointed thereunder.

“Credit Agreement Documents” shall mean the Credit Agreement, the Security Documents (to the extent such documents secure Credit Agreement Loans, Credit Agreement Reimbursement Obligations, the Credit Agreement Guarantee or any other obligations and liabilities of the Parent or any of its Subsidiaries or the Borrower or any of its Subsidiaries under the Credit Agreement or the Credit Agreement Guarantee), the Credit Agreement Guarantee, this Agreement, any promissory notes evidencing Credit Agreement Loans, and any amendment, waiver, supplement or other modification to any of the foregoing.

“Credit Agreement Guarantee” shall mean the Guarantee Agreement, dated as of the Effective Date, delivered by the Parent and each Subsidiary Grantor pursuant to the Credit Agreement.

“Credit Agreement Issuing Lender” shall mean any Issuing Lender (as defined in the Credit Agreement).

“Credit Agreement Lender” shall mean any Lender (as defined in the Credit Agreement).

“Credit Agreement Letter of Credit” shall mean any Letter of Credit (as defined in the Credit Agreement).

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“Credit Agreement Loan” shall mean any loan made by any Credit Agreement Lender pursuant to the Credit Agreement.

“Credit Agreement Obligations” shall mean, collectively, the unpaid principal of and interest on the Credit Agreement Loans, Credit Agreement Reimbursement Obligations and all other obligations and liabilities of the Parent or any of its Subsidiaries (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Credit Agreement Loans and Credit Agreement Reimbursement Obligations and Post-Petition Interest) to the Credit Agreement Administrative Agent, any Credit Agreement Lender or any Credit Agreement Issuing Lender thereunder, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement Documents or any Credit Agreement Letter of Credit or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, prepayment premiums, indemnities, costs, expenses or otherwise (including, without limitation, all legal fees and disbursements of counsel to the Credit Agreement Administrative Agent, the Credit Agreement Lenders or the Credit Agreement Issuing Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

“Credit Agreement Payoff” shall mean the receipt by the Collateral Trustee of written notice from the Credit Agreement Administrative Agent pursuant to Section 10.15(b) of the Credit Agreement stating that the conditions for release in connection with the termination of the Credit Agreement Documents have been satisfied.

“Credit Agreement Reimbursement Obligation” shall mean the obligation of the Borrower (and, if not the Borrower, the account party in respect thereof) to reimburse a Credit Agreement Issuing Lender pursuant to the Credit Agreement for amounts drawn under Credit Agreement Letters of Credit.

“Credit Facility Class” shall mean, collectively, the Secured Parties that are holders of outstanding Extensions of Credit and unfunded commitments under the Credit Agreement Documents.

“Debt” of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and (c) all guarantees of such Person in respect of obligations of the kind referred to in clauses (a) and (b) above.

“Designated Cash Management Obligations” shall mean obligations of the Parent or any Subsidiary of the Parent to banks, financial institutions, investment banks and other Persons in respect of banking, cash management (including, without limitation, Automated Clearinghouse transactions), custody and other similar services and company paid credit cards that permit employees to make purchases on behalf of the Parent or any Subsidiary of the Parent and which have been designated by the Borrower in accordance with Section 7.3 from time to time as constituting Designated Cash Management Obligations.

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“Designated Hedging Obligations” shall mean, without duplication, the obligations of the Parent or any Subsidiary of the Parent, either as a direct obligor or as a guarantor of the direct obligor’s obligations, to counterparties, which obligations have been designated by the Borrower in accordance with Section 7.3 from time to time as constituting Designated Hedging Obligations.

“DIP Financing” shall mean any financing obtained by any Grantor during any Insolvency Proceeding or otherwise pursuant to any Bankruptcy Law, including any such financing obtained by any Grantor under Section 364 of the Bankruptcy Code or consisting of any arrangement for use of cash collateral held in respect of any Secured Obligation under Section 363 of the Bankruptcy Code or under any similar provision of any Bankruptcy Law.

“Distribution Date” shall mean each date fixed by the Collateral Trustee for a distribution to the Secured Parties of funds held in the Collateral Account when a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the first of which shall be within 120 days after the effective date of a Notice of Acceleration received by the Collateral Trustee and the remainder of which shall be monthly thereafter (or more frequently if requested by the Controlling Party) on the day of the month corresponding to the first Distribution Date (or, if there be no such corresponding day, the last day of such month) provided that if any such day is not a Business Day, such Distribution Date shall be the next Business Day.

“Dollars” and “$” shall mean the lawful money of the United States.

“Effective Date” shall mean October 27, 2010.

“Extensions of Credit” shall mean, with respect to any holder of Credit Agreement Obligations or Additional Debt Obligations, the sum of (a) the aggregate principal amount of all loans (other than swing loans in which it holds or benefits from a risk participation) held by such holder then outstanding, (b) such holder’s pro rata share of the Letter of Credit Exposure then outstanding and (c) such holder’s pro rata share of the aggregate principal amount of swing loans then outstanding (in which it holds or benefits from a risk participation).

“First Priority Additional Debt”: shall mean, collectively, any Additional Debt designated by the Borrower as “First Priority Additional Debt” pursuant to Section 7.2.

“First Priority Additional Debt Class” shall mean, collectively, Secured Parties that are holders of any First Priority Additional Debt Obligations.

“First Priority Additional Debt Obligations” shall mean all Additional Debt Obligations with respect to First Priority Additional Debt.

“First Priority Secured Obligations” shall mean, without duplication, all Credit Agreement Obligations, all Permitted First Lien Non-Loan Exposure and all First Priority Additional Debt Obligations; provided, however, that to the extent any payment with respect to the First Priority Secured Obligations (whether by or on behalf of any Grantor,

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as proceeds of Collateral, enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Secured Parties” shall mean at any time the Collateral Trustee (in its capacity as the holder of the Lien on the Collateral securing the First Priority Secured Obligations), each Holder Representative in respect of the Credit Agreement Obligations and the First Priority Additional Debt Obligations outstanding at such time, and any other holder of First Priority Secured Obligations outstanding at such time.

“Fitch” shall mean Fitch Ratings, a business segment of Fitch Group, Inc.

“Governmental Authority” shall mean any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any federal, state or municipal court, in each case whether of the United States or a foreign jurisdiction.

“Grantors” shall have the meaning assigned to such term in the preamble hereto; provided, however, that the term “Grantor” shall not include any such Person from and after the date such Person ceases for any reason not otherwise prohibited by the Trust Security Documents and this Agreement to be a Grantor.

“Hedging Obligations”: shall mean any of the following: (a) a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (b) which is a type of transaction that is similar to any transaction referred to in clause (a) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made.

“Holder Representative” shall mean (i) in respect of the Credit Agreement Obligations, the Credit Agreement Administrative Agent and (ii) in respect of any Additional Debt Obligations, the relevant Additional Debt Representative.

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“Indebtedness” shall mean, of any Person at any date, all indebtedness of such Person for borrowed money at such date.

“Insolvency Proceeding” shall mean each of the following, in each case with respect to the Borrower or any Grantor or any property or Indebtedness of the Borrower or any Grantor (a)(i) any voluntary or involuntary case or proceeding under any Bankruptcy Law or any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, (ii) any case or proceeding (other than in connection with a transaction not prohibited by any of the Secured Instruments) seeking receivership, liquidation, reorganization, winding up or other similar case or proceeding, (iii) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt and (iv) any case or proceeding seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official and (b) any general assignment for the benefit of creditors.

“Letter of Credit Exposure” shall mean (i) with respect to any Credit Agreement Letter of Credit, the undrawn face amount of, and any unreimbursed drawings under, such Credit Agreement Letter of Credit, and (ii) with respect to any letter of credit or bank guarantee issued under any Additional Debt Documents in respect of any Additional Debt, the undrawn face amount of, and any unreimbursed drawings under, such letter of credit or bank guarantee.

“Lien” shall mean any mortgage, pledge, lien, security interest, charge, conditional sale or other title retention agreement or other similar encumbrance.

“Majority Class Holders” shall mean, on any date, each of the following: (i) Credit Facility Class members holding (or representing) more than 50% of the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) under the Credit Agreement Documents; (ii) First Priority Additional Debt Class members holding (or representing) more than 50% of the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) under the Additional Debt Documents in respect of any First Priority Additional Debt Obligations outstanding on such date; and (iii) Second Lien Class members holding (or representing) more than 50% of the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) under the Additional Debt Documents in respect of any Second Priority Additional Debt Obligations outstanding on such date. For purposes of this definition, (i) the Credit Agreement Administrative Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Credit Agreement Obligations and (ii) each Additional Debt Representative shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, its respective Additional Debt Obligations.

“Majority First Priority Secured Parties” shall mean, on any date, Secured Parties holding (or representing) more than 50% of the sum of (i) the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) under the Credit Agreement Documents, and (ii) the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded

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commitments) under the Additional Debt Documents in respect of any First Priority Additional Debt outstanding on such date. For purposes of this definition, (i) the Credit Agreement Administrative Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Credit Agreement Obligations and (ii) each Additional Debt Representative shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, its respective Additional Debt Obligations.

“Majority Second Priority Secured Parties” shall mean, on any date, Secured Parties holding (or representing) more than 50% of the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) under the Additional Debt Documents in respect of the Second Priority Additional Debt Obligations outstanding on such date. For purposes of this definition, each Additional Debt Representative shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, its respective Additional Debt Obligations.

“Majority Secured Parties” shall mean, on any date, Secured Parties holding (or representing) more than 50% of the sum of (i) the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) under the Credit Agreement Documents on such date, and (ii) the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) under the Additional Debt Documents in respect of the First Priority Additional Debt Obligations outstanding on such date and (iii) the aggregate Extensions of Credit (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) under the Additional Debt Documents in respect of the Second Priority Additional Debt Obligations outstanding on such date. For purposes of this definition, (i) the Credit Agreement Administrative Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Credit Agreement Obligations and (ii) each Additional Debt Representative shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, its respective Additional Debt Obligations.

“Material Indebtedness” means at any time, with respect to the Parent or a Grantor, indebtedness for borrowed money of, or guaranteed by, such Person that constitutes “Material Indebtedness” under the Credit Agreement at such time.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgages” shall mean each of the mortgages, deeds of trust and deeds to secure debt made by the Borrower or any Grantor in favor of, or for the benefit of, the Collateral Trustee for the benefit of the Secured Parties.

“New Credit Agreement” has the meaning assigned to such term in the definition of Credit Agreement in this Section 1.1(a).

“Notice of Acceleration” shall mean a written notice delivered to the Collateral Trustee, while any First Priority Secured Obligations are outstanding, by the relevant

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Holder Representative in respect of any Credit Agreement Obligations or any First Priority Additional Debt Obligations, and thereafter while any Second Priority Secured Obligations are outstanding, by the relevant Holder Representative in respect of such Second Priority Secured Obligations, stating that (a) the relevant Secured Obligations represented by such Holder Representative have not been paid in full at the stated final maturity thereof and any applicable grace period has expired or, in the case of an outstanding, non-cash collateralized reimbursement obligation in respect of an outstanding letter of credit or letter of guarantee, have not been terminated or cash collateralized on the date such obligation was required to have been terminated or cash collateralized, or (b) a default has occurred and is continuing under the provisions of the relevant Secured Instrument and, as a result thereof, all related Secured Obligations outstanding under such Secured Instrument have become due and payable and have not been paid in full or in the case of any reimbursement obligation in respect of an outstanding letter of credit or letter of guarantee, a requirement for immediate cash collateralization has not been satisfied. Each Notice of Acceleration shall be in substantially the form of Exhibit A.

“Notice of Designation” shall have the meaning assigned to such term in Section 7.3.

“Notice of Designation of Additional Debt” shall have the meaning assigned to such term in Section 7.2.

“Notice of Designation of Secured Non-Loan Exposure” shall have the meaning assigned to such term in Section 7.3.

“Opinion of Counsel” shall mean an opinion in writing signed by legal counsel reasonably satisfactory to the Collateral Trustee, who may be counsel regularly retained or employed by the Collateral Trustee or counsel to a Grantor.

“Other Secured Non-Loan Exposure” shall mean Designated Hedging Obligations, Designated Cash Management Obligations and any other financial accommodations that have been designated as “Secured Non-Loan Exposure” pursuant to Section 7.3 and that have not been classified as “Permitted First Lien Non-Loan Exposure” pursuant to Section 7.3.

“paid in full” or “payment in full” or “pay such amounts in full” shall mean, with respect to any Secured Obligations, (i) with respect to Credit Agreement Obligations and Additional Debt Obligations, the payment in full (other than as part of a Refinancing) in cash of the principal of, accrued (but unpaid) interest (including Post-Petition Interest) and premium, if any on all such Secured Obligations and, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Credit Agreement Documents or the applicable Additional Debt Documents, in each case, after or concurrently with termination of all commitments thereunder and payment in full of all fees payable at or prior to the time such principal and interest are paid and (ii) with respect to any other Secured Obligations, the payment in full (other than as part of a Refinancing) in cash of such other Secured Obligations and, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the applicable documentation.

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“Parent” shall mean General Motors Company, a Delaware corporation.

“Patent Security Agreement” shall mean the Patent Security Agreement, dated as of the Effective Date, executed and delivered by General Motors LLC and GM Global Technology Operations, Inc. in favor of the Collateral Trustee.

“Permitted First Lien Non-Loan Exposure” shall mean Designated Hedging Obligations, Designated Cash Management Obligations, reimbursement obligations in respect of letters of credit and bank guarantees, guarantees provided by the Parent or any of its Subsidiaries (including in respect of Indebtedness), lines of credit, ACH and overdraft arrangements and other obligations of the Parent or any of its Subsidiaries that, in each case, have been designated by the Borrower pursuant to Section 7.3 as “Permitted First Lien Non-Loan Exposure”.

“Permitted Investments” shall mean (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of twelve months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000 and having a short-term indebtedness or certificate of deposit rating of at least A-1 by S&P or P-1 by Moody’s or F1 by Fitch, or carrying an equivalent rating by a nationally recognized statistical rating organization; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s or F1 by Fitch, or carrying an equivalent rating by a nationally recognized statistical rating organization, if all of the named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within thirteen months from the date of acquisition; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities described in clause (a) of this definition; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s or A by Fitch or carry an equivalent rating by any other nationally recognized statistical rating organization; (f) securities with maturities of twelve months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds at least 95% of the investments of which are in assets satisfying the requirements of clauses (a) through (f) of this definition; (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P or Aaa by Moody’s or AAA by Fitch or carry an equivalent rating by any other nationally recognized statistical rating organization and (iii) have portfolio assets of at

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least $5,000,000,000; (i) asset-backed securities rated AAA by S&P or Aaa by Moody’s or AAA by Fitch or carry an equivalent rating by any other nationally recognized statistical rating organization maturing within one year from the date of acquisition; or (j) corporate notes and other debt instruments with maturities of one year or less from the date of acquisition that are rated at least A by S&P or A2 by Moody’s or A by Fitch or that carry an equivalent rating by any other nationally recognized statistical rating organization.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Post-Petition Interest” shall mean all interest (or entitlement to fees or expenses or other charges) accruing or that would have accrued, whether as a result of the classification of the Second Priority Secured Obligations and the First Priority Secured Obligations as one secured claim with respect to the Collateral (and not separate classes of senior and junior secured claims) or otherwise, after the commencement of any Insolvency Proceeding, irrespective of whether a claim for post-filing or petition interest (or entitlement to fees or expenses or other charges) is allowed in any such Insolvency Proceeding.

“Post-Petition Securities” shall mean any debt securities or other Indebtedness received in full or partial satisfaction of any claim as part of any Insolvency Proceeding.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof.

“Refinancing” shall mean, with respect to any Debt, any other Debt (including under any Post-Petition Securities received on account of such Debt and regardless of whether the aggregate amount of such other Debt is greater than, equal to, or less than the aggregate original amount of such Debt) issued as part of a refinancing, extension, renewal, defeasance, amendment, restatement, modification, supplement, restructuring, replacement, exchange, refunding or repayment thereof.

“Related Obligations” shall have the meaning assigned to such term in Section 6.4.

“Required Secured Parties” shall mean, as of a particular date, the Controlling Party on such date.

“Requirement of Law” shall mean as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court of competent jurisdiction or other Governmental Authority, in each case applicable to and binding upon such Person and any of its property, and to which such Person and any of its property is subject.

“Responsible Officer” shall mean, with respect to any Person, the chief executive officer, president, chief accounting officer, chief financial officer, principal accounting officer, a financial vice president, treasurer, assistant treasurer, controller or assistant controller of such Person.

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“S&P”: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors.

“Second Lien Class” shall mean, collectively, the Secured Parties which are holders of any of Second Priority Additional Debt Obligations.

“Second Priority Additional Debt” shall mean all Additional Debt designated by the Borrower as “Second Priority Additional Debt” pursuant to Section 7.2.

“Second Priority Additional Debt Obligations” shall mean all Additional Debt Obligations with respect to Second Priority Additional Debt.

“Second Priority Secured Obligations” shall mean, without duplication, all Second Priority Additional Debt Obligations and all Other Secured Non-Loan Exposure; provided, however, that to the extent any payment with respect to the Second Priority Secured Obligations (whether by or on behalf of any Grantor, as proceeds of Collateral, enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Secured Parties” shall mean, at any time, the Collateral Trustee (in its capacity as the holder of the Lien on the Collateral securing the Second Priority Secured Obligations), each Holder Representative in respect of Second Priority Additional Debt Obligations outstanding at such time and any other holder of Second Priority Secured Obligations outstanding at such time.

“Secured Instruments” shall mean at any time (i) the Credit Agreement Documents, (ii) any agreements or other instruments governing or evidencing any Secured Non-Loan Exposure and (iii) the Additional Debt Documents.

“Secured Non-Loan Exposure” shall mean, collectively, (i) all Permitted First Lien Non-Loan Exposure and (ii) all Other Secured Non-Loan Exposure.

“Secured Obligations” shall mean, collectively, (i) all First Priority Secured Obligations and (ii) all Second Priority Secured Obligations.

“Secured Parties” shall mean, collectively, (i) the Collateral Trustee, (ii) any First Priority Secured Party and (iii) any Second Priority Secured Party.

“Security Agreement” shall mean the Security Agreement, dated as of the Effective Date, executed and delivered by the Borrower and each Subsidiary Grantor in favor of the Collateral Trustee.

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“Security Documents” shall mean, collectively, the Security Agreement, the Mortgages, the Trademark Security Agreement, the Patent Security Agreement and all other security documents hereafter delivered to the Collateral Trustee granting a Lien on any property of a Grantor or any Person to secure the Secured Obligations.

“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity have or shall have the right to have voting power by reason of the happening of any contingency) is at the time directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless otherwise qualified, all references to a Subsidiary or to Subsidiaries in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Grantor” shall mean, collectively, each Grantor other than the Borrower.

“Trademark Security Agreement” shall mean the Trademark Security Agreement, dated as of the Effective Date, executed and delivered by General Motors LLC and OnStar, LLC in favor of the Collateral Trustee.

“Trust Estate” shall have the meaning assigned to such term in the Declaration of Trust in this Agreement.

“Trust Security Documents” shall mean each of the instruments described in Annex I to this Agreement and each agreement entered into pursuant to clause (ii) of Section 6.3(b) of this Agreement.

“Trustee Fees” shall mean all fees, costs and expenses of the Collateral Trustee of the types described in Sections 4.3, 4.4 and 4.6.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section references are to this Agreement unless otherwise specified. References to agreements defined in Section 1.1(a) shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated , replaced (regardless of whether such replacement is contemporaneous with any termination), restructured, renewed or otherwise modified from time to time; references to any Person shall include its successors and permitted assigns; and references to any law, treaty, statute, rule or regulation shall (unless otherwise specified) be construed as including all statutory provisions, regulatory provisions, rulings, opinions, determinations or other provisions consolidating, amending, replacing, supplementing or interpreting such law, treaty, statute, rule or regulation.

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SECTION 2.

ACCELERATION OF SECURED OBLIGATIONS

2.1 Notices of Acceleration. (a) Upon receipt by the Collateral Trustee of a Notice of Acceleration, the Collateral Trustee shall immediately notify the Borrower and the Holder Representatives of its receipt and the contents thereof. So long as such Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee shall exercise the rights and remedies provided in this Agreement and in the Trust Security Documents subject to the direction of the Controlling Party, as provided herein. Except as otherwise provided in the last sentence of Section 2.2, the Collateral Trustee is not empowered to exercise any remedy hereunder or thereunder unless a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect.

(b) A Notice of Acceleration delivered to the Collateral Trustee by an Additional Debt Representative representing Additional Debt Obligations that have been accelerated but do not, in the aggregate, constitute Material Indebtedness shall be and become effective on (but not prior to) the 10th Business Day after the receipt thereof by the Collateral Trustee. A Notice of Acceleration delivered to the Collateral Trustee by any other Holder Representative shall be and become effective upon receipt thereof by the Collateral Trustee. Notwithstanding anything in this Agreement to the contrary, a Notice of Acceleration shall be deemed to be delivered to the Collateral Trustee, shall be deemed to be effective, and shall remain in effect, whenever an Event of Default under Section 8(f) of the Credit Agreement (as in effect of the date hereof) with respect to the Borrower has occurred and is continuing. For the avoidance of doubt, as soon as practicable following the occurrence of an Event of Default under Section 8(f) of the Credit Agreement (as in effect on the date hereof) with respect to the Borrower, the Credit Agreement Administrative Agent shall advise the Collateral Trustee of the occurrence thereof. A Notice of Acceleration, once effective, shall remain in effect unless and until it is withdrawn or cancelled as provided in Section 2.1(c).

(c) Any Holder Representative shall be entitled to withdraw or cancel its own Notice of Acceleration by delivering a written notice of withdrawal or cancellation to the Collateral Trustee. The Collateral Trustee shall immediately notify the Borrower and each Holder Representative as to its receipt and the contents of any such notice of withdrawal or cancellation. Any Notice of Acceleration shall be automatically withdrawn and cancelled when the Secured Obligations subject to such notice have been paid in full. Without intending to derogate from the immediately preceding sentence, each Holder Representative, severally and for itself alone, hereby agrees to withdraw or cancel its Notice of Acceleration immediately following the payment in full of the Secured Obligations subject to such notice.

2.2 General Authority of the Collateral Trustee over the Collateral. Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Collateral Trustee’s discretion, subject to Section 2.1, so long as any Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Trust Security Documents and accomplish the purposes

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hereof and thereof and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee, subject to Section 2.1, the power and right on behalf of such Grantor, without notice to or further assent by such Grantor, so long as any Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, to take any Collateral Enforcement Actions permitted under the Trust Security Documents and to do, at its option and at the expense and for the account of Grantors, all acts and things which the Collateral Trustee reasonably deems necessary to protect or preserve the Collateral and to realize upon the Collateral, in each case, in accordance with the provisions of the Trust Security Documents. Notwithstanding the foregoing, so long as no Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee shall take such actions as are permitted by this Agreement or the Trust Security Documents in accordance with the instructions of the Controlling Party delivered to the Collateral Trustee.

2.3 Right to Initiate Judicial Proceedings. If a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee, subject to the provisions of Section 2.5(b) and Section 5, (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Trust Security Document and (ii) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

2.4 Right to Appoint a Receiver. If a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Collateral Trustee under this Agreement or any Trust Security Document, the Collateral Trustee shall, to the extent permitted by law, with at least 10 days prior written notice to the Borrower but without notice to any party claiming through the Grantors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Secured Obligations, without regard to the then value of the Trust Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment by a court of law of a receiver or receivers (who may be the Collateral Trustee) of the Trust Estate, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers and duties as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Trust Estate be segregated, sequestered and impounded for the benefit of the Collateral Trustee and the other Secured Parties to be applied in accordance with Section 3.4 and each Grantor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash and Permitted Investments held by or deposited with it pursuant to this Agreement or any Trust Security Document.

2.5 Exercise of Powers; Instructions of the Controlling Party. (a) All of the powers, remedies and rights of the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of any Trust Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Trustee, each Holder Representative and the other Secured Parties as set forth in any Trust Security Document may be exercised from time to time as herein and therein provided.

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(b) The Controlling Party shall at all times have the right, by one or more notices in writing executed and delivered to the Collateral Trustee (or by telephonic notice promptly confirmed in writing), to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Trustee, or of exercising any trust or power conferred on the Collateral Trustee, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement or any Trust Security Document; provided that (i) such direction shall not conflict with any Requirement of Law or this Agreement or any Trust Security Document, (ii) the Collateral Trustee shall be adequately secured and indemnified as provided in Section 5.4(d) and (iii) no Collateral Enforcement Action may be taken unless a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect. In the absence of such direction, the Collateral Trustee shall have no duty to take or refrain from taking any action unless explicitly required herein.

(c) Whether or not any Insolvency Proceeding has been commenced by or against any Grantor, no Holder Representative or other Secured Party shall do (and no such Holder Representative or Secured Party (other than the Controlling Party) shall direct the Collateral Trustee to do) any of the following without the consent of the Controlling Party: (i) take any Collateral Enforcement Action or commence, seek to commence or join any other Person in commencing any Insolvency Proceeding; or (ii) object to, contest or take any other action that is reasonably likely to hinder (1) any Collateral Enforcement Action initiated by the Collateral Trustee, (2) any release of Collateral permitted under Section 6.12, whether or not done in consultation with or with notice to such Secured Party or (3) any decision by the Controlling Party to forbear or refrain from bringing or pursuing any such Collateral Enforcement Action or to effect any such release.

2.6 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the Trust Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Trust Security Document or now or hereafter existing at law or in equity or by statute.

(b) No delay or omission by the Collateral Trustee to exercise any right, remedy or power hereunder or under any Trust Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Trust Security Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

(c) If the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any Trust Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then the Grantors and the Collateral Trustee shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

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(d) All rights of action and of asserting claims upon or under this Agreement and the Trust Security Documents may be enforced by the Collateral Trustee without the possession of any Secured Instrument or instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Trustee shall be, subject to Sections 5.5(c) and 5.10(b)(ii), brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

2.7 Waiver and Estoppel. (a) Each Grantor agrees, to the extent it may lawfully do so, that it will not at any time after a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any Trust Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Trustee in this Agreement or any Trust Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 2.7(a) shall be construed as a waiver of any rights of the Grantors under any applicable Bankruptcy Law.

(b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees, licensors and lienors, waives and releases, after a Notice of Acceleration has been delivered to the Collateral Trustee, is effective, and remains in effect, all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Trust Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any Trust Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

(c) Each Grantor waives, after a Notice of Acceleration has been delivered to the Collateral Trustee, is effective, and remains in effect, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder, under any Secured Instrument or under any other Trust Security Document) in connection with this Agreement and the Trust Security Documents and any action taken by the Collateral Trustee with respect to the Collateral.

2.8 Limitation on Collateral Trustee’s Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any Trust Security Document and to account to the Secured Parties and the Grantors for moneys and other property received by it hereunder or under any Trust Security Document, the Collateral Trustee shall not have any duty to the Grantors or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

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2.9 Limitation by Law. All rights, remedies and powers provided in this Agreement or any Trust Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable Requirement of Law, and all the provisions hereof are intended to be subject to all applicable mandatory Requirements of Law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

2.10 Rights of Secured Parties under Secured Instruments. Notwithstanding any other provision of this Agreement or any Trust Security Document, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing a Secured Obligation or to institute suit for the enforcement of such payment on or after such due date or to exercise any other remedy it may have as an unsecured creditor against the Grantors, and the obligation of the Grantors to pay such Secured Obligations when due, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the Secured Instrument under which such Secured Obligation is outstanding; provided, however, that in the event any Secured Party (other than with respect to Secured Non-Loan Exposure) becomes a judgment lien creditor or otherwise obtains any Lien on any property or assets that constitute Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien and the property or assets constituting Collateral subject thereto shall be subject to all of the terms and conditions of this Agreement, and if such judgment lien is held by a Second Priority Secured Party such Liens shall be junior and subordinate to the Liens securing the First Priority Secured Obligations hereunder on the same basis as any other Lien securing the Second Priority Secured Obligations.

2.11 Collateral Use Prior to Acceleration. (a) So long as no Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Grantors shall have the right: (i) to remain in possession and retain exclusive control of the Collateral (except for such property which the Grantors are required to give possession of or control over to the Collateral Trustee pursuant to the terms of any Trust Security Document) with power freely and without let or hindrance on the part of the Secured Parties to operate, manage, develop, use and enjoy the Collateral, to receive the rents, issues, tolls, profits, royalties, revenues and other income thereof, and (ii) to sell or otherwise dispose of, free and clear of the Lien created by the Trust Security Documents and this Agreement, any Collateral if such sale or other disposition is not prohibited by the Credit Agreement Documents or the Additional Debt Documents or has been expressly approved in accordance with the terms of the Credit Agreement Documents and the Additional Debt Documents or if any Person is legally empowered to take any Collateral under the power of condemnation or eminent domain. The Collateral Trustee shall have no duty to monitor the exercise by the Grantors of their rights under this Section 2.11(a). For the avoidance of doubt, any act or omission by any Grantor that is permitted by (or not prohibited by) each of the Secured Instruments shall not be prohibited or restricted in any way by any provision of this Agreement.

(b) When a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, cash Proceeds received by the Collateral Trustee in connection with the sale or other disposition of Collateral shall be deposited in the Collateral

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Account, to be held therein and applied in accordance with Section 3 hereof. Any such Proceeds received by any Grantor shall be held by such Grantor in trust for the Collateral Trustee and shall, as soon as reasonably practicable following such receipt, be turned over to the Collateral Trustee, in the same form as received by such Grantor (duly indorsed to the Collateral Trustee, if required) for deposit in the Collateral Account. Notwithstanding anything to the contrary in this Agreement, unless a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, each Grantor may upon written or oral request (confirmed in writing to the Collateral Trustee) obtain the prompt release to it or its order of funds or Permitted Investments in the Collateral Account or any Borrowing Base Collateral Account, provided that the failure to confirm an oral request in writing shall not affect the validity of such request and the Collateral Trustee’s obligations to promptly release such funds or Permitted Investments. Any written or oral request or instruction by any Grantor pursuant to the preceding sentence shall be full authority for and direction to the Collateral Trustee to make the requested release and the Collateral Trustee shall promptly do so. The Collateral Trustee in so doing shall have no liability to any Person.

(c) When a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, any insurance proceeds in respect of any Collateral, any Proceeds from the exercise of rights of eminent domain or condemnation in respect of any Collateral and any liquidating dividends paid in respect of any Collateral received by any of the Grantors shall be deposited in the Collateral Account, to be held therein and applied in accordance with Section 3. If for any reason any Grantor shall receive or hold any insurance proceeds, condemnation proceeds or liquidating dividends that are required to be held by the Collateral Trustee pursuant to the first sentence of this Section 2.11(c), such Grantor shall hold such proceeds or dividends in trust for the Collateral Trustee and shall, as promptly as practicable, deliver such proceeds or dividends to the Collateral Trustee to be held in accordance with the provision of this Section 2.11(c).

(d) For the avoidance of doubt it is understood that if a Notice of Acceleration has not been delivered to the Collateral Trustee, or if any such Notice of Acceleration which has been so delivered is not effective, or if any such Notice of Acceleration has been withdrawn or cancelled, or ceases to remain in effect, (i) neither the Collateral Trustee nor any other Secured Party shall exercise any rights or remedies under (including the giving of any notices, directions or entitlement orders with respect to any account subject to) any account control agreement, deposit account control agreement or similar agreement relating to a Borrowing Base Collateral Account or any similar account and (ii) the Grantors shall be entitled and able to freely make deposits to, and withdrawals or transfers from, a Borrowing Base Collateral Account.

SECTION 3.

COLLATERAL ACCOUNT; DISTRIBUTIONS

3.1 The Collateral Account. On the Effective Date there shall be established and, at all times thereafter until the trusts created by this Agreement shall have terminated, there shall be maintained in the name of the Collateral Trustee at the office of the Collateral Trustee’s corporate trust division (or at such other office selected by the Collateral Trustee) an account which is entitled the “General Motors Holdings LLC Collateral Account” (together with the sub-accounts

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referred to below, collectively, the “Collateral Account”). All moneys which are required by this Agreement or any Trust Security Document to be delivered to the Collateral Trustee while a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect or which are received by the Collateral Trustee or any agent or nominee of the Collateral Trustee in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or any Trust Security Document or otherwise, while a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect shall be deposited in the Collateral Account, to be held by the Collateral Trustee as part of the Trust Estate and applied in accordance with the terms of this Agreement. Upon the withdrawal or cancellation of all Notices of Acceleration pursuant to Section 2.1(c) or the receipt by the Collateral Trustee of any moneys at any time when no Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee shall (subject to the first sentence of Section 3.4(a)) cause all funds on deposit in the Collateral Account or otherwise received by the Collateral Trustee to be promptly paid over to the Grantors in accordance with their respective interests.

3.2 Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds and Permitted Investments on deposit in the Collateral Account shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee. Each Grantor hereby grants (i) a security interest in the Collateral Account to the Collateral Trustee for the benefit of the First Priority Secured Parties, as collateral security for such Grantor’s First Priority Secured Obligations and (ii) a security interest in the Collateral Account to the Collateral Trustee for the benefit of the Second Priority Secured Parties, as collateral security for such Grantor’s Second Priority Secured Obligations.

3.3 Investment of Funds Deposited in Collateral Account. The Collateral Trustee shall, at the direction of the Controlling Party, invest and reinvest moneys on deposit in the Collateral Account at any time in Permitted Investments. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Trust Estate. Neither the Collateral Trustee nor any other Secured Party shall be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity. In the absence of such directions, the Collateral Trustee shall have no obligation to invest or reinvest moneys.

3.4 Application of Moneys. (a) The Collateral Trustee shall have the right (pursuant to Section 4.6) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Trustee Fees without any requirement that such applications be made ratably from such accounts.

(b) All moneys held by the Collateral Trustee in the Collateral Account while a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect shall, to the extent available for distribution (it being understood that the Collateral Trustee may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 3.4(b)), be distributed (subject to the provisions of Sections 3.5 and 3.7) by the Collateral Trustee on each Distribution Date in the following order of priority (with such distributions being made by the Collateral Trustee to the respective Holder Representatives for the Secured Parties entitled thereto as provided in Section 3.4(d), and each such Holder Representative shall be responsible for insuring that amounts distributed to it are distributed to its Secured Parties in the order of priority set forth below):

First: to the Collateral Trustee for any unpaid Trustee Fees and then to any Secured Party which has theretofore advanced or paid any Trustee Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Trustee Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

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Second: to any Secured Party which has theretofore advanced or paid any Trustee Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Trustee Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

Third: to any Holder Representative for any unpaid expenses payable to such Person pursuant to the Secured Instruments to the extent the same constitute First Priority Secured Obligations and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Persons in proportion to the unpaid amounts thereof on such Distribution Date;

Fourth: to the holders of First Priority Secured Obligations in an amount equal to the unpaid principal of and unpaid interest on and premium and other charges, if any, and reimbursement obligations (including, without limitation, the obligation to cash collateralize undrawn letters of credit or letters of guarantee) with respect to the First Priority Secured Obligations, any amounts that constitute Permitted First Lien Non-Loan Exposure, and interest and fees thereon, in each case to the extent the same are due and payable, as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such holders in proportion to the unpaid amounts thereof on such Distribution Date;

Fifth: to the holders of First Priority Secured Obligations in an amount equal to all other amounts constituting First Priority Secured Obligations (including but not limited to indemnities and payments for increased costs), in each case to the extent the same are due and payable, as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such holders in proportion to the unpaid amounts thereof on such Distribution Date;

Sixth: to any Holder Representative for any unpaid expenses payable to such Person pursuant to the Secured Instruments to the extent the same constitute Second Priority Secured Obligations and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such Persons in proportion to the unpaid amounts thereof on such Distribution Date;

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Seventh: to the holders of Second Priority Secured Obligations in an amount equal to all other Second Priority Secured Obligations which have not been paid, including termination amounts in respect of Designated Hedging Obligations that constitute Other Secured Non-Loan Exposure, amounts due in respect of Designated Cash Management Agreements that constitute Other Secured Non-Loan Exposure, and all other Second Priority Secured Obligations (including but not limited to the unpaid principal and unpaid interest on and premium and other charges, if any, with respect to Second Priority Additional Debt Obligations) then outstanding, in each case to the extent then due and payable, as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such holders in proportion to the unpaid amounts thereof on such Distribution Date; and

Eighth: any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(c) The term “unpaid” as used in clauses Third, Fourth, Sixth and Seventh of Section 3.4(b) with respect to the relevant Grantor(s), refers to all amounts of Secured Obligations outstanding as of a Distribution Date, whether or not such amounts are fixed or contingent, and, in the case of an Insolvency Proceeding, with respect to any Grantor, whether or not such amounts are allowed in such Insolvency Proceeding, to the extent that prior distributions (whether actually distributed or set aside pursuant to Section 3.5) have not been made in respect thereof.

(d) The Collateral Trustee shall make all payments and distributions under this Section 3.4: (i) on account of Credit Agreement Obligations to the Credit Agreement Administrative Agent, pursuant to directions of the Credit Agreement Administrative Agent, for re-distribution in accordance with the provisions of the Credit Agreement; (ii) on account of any Additional Debt Obligations (subject to Section 3.5) to the relevant Additional Debt Representative, pursuant to directions of such Additional Debt Representative, for re-distribution in accordance with the provisions of the applicable Additional Debt Documents; and (iii) on account of any other Secured Obligation, to the relevant Secured Party based on the information supplied to the Collateral Trustee by the Borrower pursuant to Section 7.3.

3.5 Amounts Held for Contingent Obligations. In the event any Secured Party shall be entitled to receive any moneys pursuant to Section 3.4(b) in respect of the unliquidated, unmatured or contingent portion of the outstanding Secured Obligations (including, without limitation, obligations under then outstanding letters of credit, guarantees and termination liabilities with respect to Designated Hedging Obligations which are not determinable or are unmatured), then the Collateral Trustee shall invest such moneys in obligations of the kinds referred to in Section 3.3 maturing within three months after they are acquired by the Collateral Trustee and shall hold all such amounts so distributable, and all such investments and the net proceeds thereof, in trust solely for such Secured Party and for no other purpose until (i) such Secured Party shall have notified the Collateral Trustee that all or part of such unliquidated, unmatured or contingent claim shall have become matured or fixed, in which case the Collateral

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Trustee shall distribute from such investments and the proceeds thereof an amount equal to such matured or fixed claim to such Secured Party for application to the payment of such matured or fixed claim, and shall promptly give notice thereof to the Borrower or (ii) all or part of such unliquidated, unmatured or contingent claim shall have been extinguished, whether as the result of an expiration without drawing of any letter of credit, payment of amounts secured or covered by any letter of credit other than by drawing thereunder, payment of amounts covered by any guarantee or otherwise, in which case (x) such Secured Party shall, as soon as practicable thereafter, notify the Borrower and the Collateral Trustee and (y) such investments, and the proceeds thereof, shall be held in the Collateral Account in trust for all Secured Parties pending application in accordance with the provisions of Section 3.4.

3.6 Collateral Trustee’s Calculations. In making the determinations and allocations required by Section 3.4, the Collateral Trustee may conclusively rely upon information supplied by the Credit Agreement Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Credit Agreement Obligations, information supplied by an Additional Debt Representative in respect of the relevant Additional Debt Obligations as to the unpaid amount of such Additional Debt Obligations, and information supplied by the applicable Secured Party in respect of the relevant Secured Non-Loan Exposure as to the unpaid amount of such Secured Obligations, and the Collateral Trustee shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Trustee pursuant to Section 3.4 shall be (subject to Section 3.7 and to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Trustee shall have no duty to inquire as to the application by any Holder Representative in respect of any amounts distributed to them.

3.7 Pro Rata Sharing. If, through the operation of any Bankruptcy Law or otherwise, the Collateral Trustee’s security interest hereunder and under the Trust Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Trustee shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified herein; provided, that nothing in this Section 3.7 shall be deemed to require the Collateral Trustee to disregard or violate any court order binding upon it.

SECTION 4.

AGREEMENTS WITH TRUSTEE

4.1 Delivery of Trust Security Documents. On the Effective Date, the Borrower shall deliver to the Collateral Trustee copies of each Trust Security Document then in effect. The Borrower shall deliver to the Collateral Trustee, promptly after the execution thereof, a copy of all Trust Security Documents, and all amendments, modifications or supplements to any Trust Security Document, entered into after the Effective Date.

4.2 Information as to Secured Parties and Holder Representatives. The Borrower shall deliver to the Collateral Trustee, not later than 90 days after the Effective Date,

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and from time to time upon request of the Collateral Trustee when a Notice of Acceleration shall be in effect, a list setting forth as of the Effective Date in the case of the initial list or as of a date not more than 60 days prior to the date of such delivery in the case of any subsequent list, (i) the aggregate principal amount of Credit Agreement Obligations outstanding and the name and address of the Credit Agreement Administrative Agent, (ii) the aggregate principal amount of any Additional Debt Obligations outstanding and the name and address of each Additional Debt Representative and (iii) the information necessary, in the judgment of the Borrower, to calculate the Majority Class Holders, the Majority First Priority Secured Parties and the Majority Secured Parties as of such date. In addition, the Borrower will promptly notify the Collateral Trustee of each change in the identity of the Controlling Party or any Holder Representative. The Borrower will request that each Holder Representative notify the Collateral Trustee of any changes of the officers of each thereof authorized to give directions hereunder on behalf of such parties prior to the date of any such changes. If the Collateral Trustee does not receive the names of the officers of each Holder Representative authorized to give directions hereunder on behalf of such parties, the Collateral Trustee may rely on any person purporting to be authorized to give directions hereunder on behalf of such parties. If the Collateral Trustee is not informed of changes of the officers of any Holder Representative authorized to give directions hereunder on behalf of such parties, the Collateral Trustee may rely on the information previously provided to the Collateral Trustee.

4.3 Compensation and Expenses. The Borrower agrees to pay to the Collateral Trustee, from time to time upon written demand in accordance with this Section 4.3, (i) the fees set forth in the letter agreement dated September 10, 2010 between the Borrower and the Collateral Trustee with respect to its services hereunder and under the Trust Security Documents and for administering the Trust Estate, such fees to be payable in the amounts and on the dates set forth in such letter agreement and (ii) all of the reasonable out-of-pocket costs and expenses of the Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel, advisors and agents) (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Agreement and each Trust Security Document or the enforcement of any of the provisions hereof or thereof (including reasonable out-of-pocket search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement and each Trust Security Document), (B) incurred or required to be advanced in connection with the sale or other disposition of Collateral pursuant to any Trust Security Document and the preservation, protection or defense of the Collateral Trustee’s rights under this Agreement and the Trust Security Documents and in and to the Collateral and the Trust Estate, (C) incurred by the Collateral Trustee in connection with the removal of the Collateral Trustee pursuant to Section 5.7(a) or (D) incurred in connection with the execution of the directions provided by the Controlling Party. Such fees, costs and expenses are intended to constitute expenses of administration under any Bankruptcy Law relating to creditors’ rights generally. If the Borrower fails to pay any amounts owing to the Collateral Trustee pursuant to this Section 4.3, the obligations of the Secured Parties to indemnify the Collateral Trustee pursuant to Section 9.7 of the Credit Agreement or any similar provision in any Additional Debt Document shall be applicable to such amounts on a pro rata basis amongst such Secured Parties. The obligations of the Borrower under this Section 4.3 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder. Unless such amounts are being contested in good faith by the Borrower, all amounts due under

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clause (ii) of the first sentence of this Section 4.3 shall be payable not later than 45 Business Days after the Collateral Trustee has provided a statement or invoice therefor, setting forth in reasonable detail, the amount due and the relevant provision of this Section 4.3 under which such amount is payable by the Borrower. For purposes of the preceding sentence, it is understood and agreed that the Borrower may ask for reasonable supporting documentation to support any request to reimburse or pay out-of-pocket expenses, legal fees and disbursements, and that the grace period to pay any such amounts shall not commence until such supporting documentation has been received by the Borrower. Notwithstanding the foregoing, in no event shall the Borrower be obligated for (1) any out-of-pocket expenses that are not consistent with the Borrower’s then prevailing policies and procedures for reimbursement of expenses or (2) any fees or expense reimbursement obligations in excess of the cap on fees and expenses (the “Cap”) set forth in the letter agreement referenced in clause (i) of this Section 4.3 or in any agreement replacing or modifying such letter agreement (it being understood that the Cap shall only be applicable to the preparation, negotiation, execution and delivery of (a) this Agreement and the Trust Security Documents on or prior to the Effective Date, (b) the Post-Closing Deliverables (as defined in the Credit Agreement) on or prior to the expiration of the applicable Perfection Period (as defined in the Credit Agreement), and (c) any modification to this Agreement or any Trust Security Document in connection with any such Post-Closing Deliverable). The Borrower agrees to provide upon request by the Collateral Trustee, on a confidential basis, a written statement setting forth those portions of its then prevailing policies and procedures that are relevant to obtaining expense reimbursement hereunder. Statements payable by the Borrower pursuant to this Section 4.3 shall be submitted to the Borrower at the address of the Borrower set forth on the signature page hereof, or to such address as may be hereafter designated by the Borrower in accordance with Section 6.1.

4.4 Stamp and Other Similar Taxes. The Borrower agrees to indemnify and hold harmless the Collateral Trustee, each Holder Representative and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Trust Security Document, the Trust Estate or any Collateral. The obligations of the Borrower under this Section 4.4 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.5 Indemnification. The Borrower agrees to pay, indemnify, and hold the Collateral Trustee (and its directors, officers, agents and employees (each, an “Indemnified Party”)) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement and performance of this Agreement and the Trust Security Documents, unless arising from the gross negligence (or simple negligence in the handling of funds) or willful misconduct of, or material breach of this Agreement or any Trust Security Document by, the Indemnified Party or any of its affiliates or any of their respective directors, officers, agents or employees, including for taxes in any jurisdiction in which the Collateral Trustee is subject to tax by reason of actions hereunder or under the Trust Security Documents, unless such taxes are imposed on or measured by compensation paid to the Collateral Trustee under Section 4.3. In any suit, proceeding or action brought by the Collateral

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Trustee under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Borrower will save, indemnify and keep the Collateral Trustee harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of any Grantor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Grantor or its successors from any Grantor, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Collateral Trustee. If the Borrower fails to pay any amounts owing to the Collateral Trustee pursuant to this Section 4.5, the obligations of the Secured Parties to indemnify the Collateral Trustee pursuant to Section 9.7 of the Credit Agreement or any similar provision in any Additional Debt Document shall be applicable to such amounts on a pro rata basis amongst such Secured Parties. The agreements in this Section 4.5 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder. In no event shall any party hereto be liable for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings).

4.6 Trustee’s Lien. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Trustee Fees (i) the Collateral Trustee is hereby granted a lien upon all Collateral which shall have priority ahead of all other Secured Obligations secured by such Collateral and (ii) the Collateral Trustee shall have the right to use and apply any of the funds held by the Collateral Trustee in the Collateral Account to cover such Trustee Fees.

4.7 Further Assurances. At any time and from time to time, upon the reasonable written request of the Collateral Trustee, and at the expense of the Borrower, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted under the Trust Security Documents, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction; provided, however, that notwithstanding anything to the contrary contained herein or in any Trust Security Document, (i) no Grantor shall be required to perfect the security interests granted by it in any Collateral by any means other than by (a) in the case of real estate Collateral, execution, delivery and recordation of a Mortgage, (b) filings pursuant to the Uniform Commercial Code of the relevant State(s) and (c) such additional actions as may be required pursuant to any Security Instrument or Trust Security Document and (ii) no Grantor shall be required to perform any action under this Section 4.7 unless such action is also required by an applicable Trust Security Document. Notwithstanding the foregoing, in no event shall the Collateral Trustee have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral.

4.8 Inspection of Properties and Books. So long as a Notice of Acceleration shall be in effect, the Borrower and the other Grantors shall give the Collateral Trustee access, at its reasonable request upon reasonable prior notice during normal business hours, to all Collateral and to all books, records, documents and information in the possession of the Borrower or any other Grantor or any of their respective Subsidiaries relating to the Collateral;

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provided, that (i) the Collateral Trustee and its representatives shall not interfere with the operation and use of the Collateral, (ii) a representative of the Borrower or the applicable Subsidiary Grantor shall accompany the Collateral Trustee and its representatives at all times during such visits or inspections, (iii) the Collateral Trustee and its representatives shall comply with all safety and security requirements of the Borrower or the applicable Subsidiary Grantor, and (iv) any visit or inspection by the Collateral Trustee or its representatives shall be subject to Section 6.15. No Grantor shall have any obligation to disclose materials that are protected by attorney-client privilege and materials the disclosure of which would violate confidentiality obligations or any specified security, safety or other procedures of such Grantor.

SECTION 5.

THE COLLATERAL TRUSTEE

5.1 Acceptance of Trust. The Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof.

5.2 Exculpatory Provisions. (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Grantors. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Grantors thereto or as to the security afforded by this Agreement or any Trust Security Document, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Agreement, the Trust Security Documents or the Secured Obligations, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters.

(b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained herein or in any Trust Security Document or Secured Instrument. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of Secured Obligations then held by Secured Parties, the Collateral Trustee may rely (i) on a certificate of the Credit Agreement Administrative Agent, in the case of Credit Agreement Obligations, (ii) a certificate of any relevant Additional Debt Representative, in the case of any Additional Debt Obligations and (iii) a certificate of the relevant Secured Party, in the case of any Secured Non-Loan Exposure, and, if the Credit Agreement Administrative Agent, any relevant Additional Debt Representative or any relevant Secured Party shall not give such information to the Collateral Trustee, it shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Collateral Trustee shall be calculated by the Collateral Trustee using, for those Persons who have not supplied such information, the list then most recently delivered by the Borrower pursuant to Section 4.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Collateral Trustee, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it. Nothing in this Section 5.2(b) shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any certificate so supplied. Notwithstanding anything to the contrary set forth in this Section 5.2(b),

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so long as no Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee may rely conclusively on a certificate of a Responsible Officer of the Borrower with respect to the matters set forth in the second sentence of this Section 5.2(b).

(c) The Collateral Trustee shall be under no obligation or duty to take any action under this Agreement or any Trust Security Document if taking such action (i) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Trustee receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any Trust Security Document.

(d) The Collateral Trustee shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, any of the Grantors or any of their affiliates as if it were not the Collateral Trustee.

(e) Notwithstanding any other provision of this Agreement, the Collateral Trustee shall not be liable for any action taken or omitted to be taken in accordance with this Agreement or the Trust Security Documents except for its own gross negligence (or simple negligence in the handling of funds), willful misconduct or material breach of this Agreement or any Trust Security Document.

5.3 Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Collateral Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

5.4 Reliance by Collateral Trustee. (a) Whenever in the administration of this Agreement or the Trust Security Documents the Collateral Trustee shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Trustee taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of a Grantor delivered to the Collateral Trustee, and such certificate shall be full warrant to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 5.5.

(b) The Collateral Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Trust Security Document in accordance therewith. While a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee shall have the right at any time to seek instructions concerning the administration of this Agreement and the Trust Security Documents from any court of competent jurisdiction.

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(c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence (or simple negligence in the handling of funds) or willful misconduct, or a material breach of this Agreement or any Trust Security Documents, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Agreement.

(d) The Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Agreement and the Trust Security Documents, at the request or direction of the Controlling Party pursuant to this Agreement or otherwise, unless the Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Collateral Trustee in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Trustee.

(e) Upon any application or demand by any of the Grantors (except any such application or demand which is expressly permitted to be made orally) to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement or any Trust Security Document, the Borrower shall, if requested to do so by the Collateral Trustee, furnish to the Collateral Trustee a certificate of a Responsible Officer stating that all conditions precedent, if any, provided for in this Agreement, in any relevant Trust Security Document or in the Credit Agreement or any applicable Additional Debt Document relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Agreement or a Trust Security Document relating to such particular application or demand, such additional document shall also be furnished.

(f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer of a Grantor provided to such counsel in connection with such opinion or representations made by a Responsible Officer of a Grantor in a writing filed with the Collateral Trustee.

5.5 Limitations on Duties of Trustee. (a) Unless a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Trust Security Documents, and no implied covenants or obligations shall be read into this Agreement or any Trust Security Document against the Collateral Trustee. If and so long as a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee shall, subject to the provisions of Section 2.5(b), exercise the rights and powers vested in the Collateral Trustee by this Agreement and the Trust Security Documents, and shall not be liable with respect to any action taken, or omitted to be taken, in accordance with the direction of the Controlling Party.

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(b) Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or of any Trust Security Document, except upon the written request of the Controlling Party at such time. The Collateral Trustee shall make available for inspection and copying by each Holder Representative and each relevant Secured Party in respect of Secured Non-Loan Exposure, each certificate or other paper furnished to the Collateral Trustee by any of the Grantors under or in respect of this Agreement or any of the Collateral.

(c) No provision of this Agreement or of any Trust Security Document shall be deemed to impose any duty or obligation on the Collateral Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Trustee shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Trustee in such jurisdiction or impose a tax on the Collateral Trustee by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

5.6 Moneys to be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or any Trust Security Document (except Trustee Fees) shall be held in trust for the purposes for which they were paid or are held.

5.7 Resignation and Removal of the Collateral Trustee. (a) The Collateral Trustee may at any time, by giving written notice to the Borrower and each Holder Representative, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Trustee, (ii) the acceptance of such appointment by such successor Collateral Trustee and (iii) the approval of such successor Collateral Trustee evidenced by one or more instruments signed by the Controlling Party and, so long as no Notice of Acceleration is then in effect, by the Borrower (which approval, in each case, shall not be unreasonably delayed or withheld). If no successor Collateral Trustee shall be appointed and shall have accepted such appointment within 90 days after the Collateral Trustee gives the aforesaid notice of resignation, the Collateral Trustee, the Borrower (so long as no Notice of Acceleration is then in effect) or, if a Notice of Acceleration is effective and remains in effect, the Controlling Party may apply to any court of competent jurisdiction to appoint a successor Collateral Trustee to act until such time, if any, as a successor Collateral Trustee shall have been appointed as provided in this Section 5.7. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee appointed by the Borrower or the Controlling Party, as the case may be, as provided in Section 5.7(b). While a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Controlling Party may, at any time upon giving 30 days’ prior written notice thereof to the Collateral Trustee, the Borrower and each other Holder Representative, remove the Collateral Trustee and appoint a successor Collateral Trustee, such removal to be effective upon the acceptance of such appointment by the successor. If a Notice of Acceleration is not in effect, the Borrower may, at any time upon giving 30 days’ prior written notice thereof to the Collateral Trustee and each Holder Representative, and with the consent of the Controlling Party (such consent shall not be

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unreasonably delayed or withheld) remove the Collateral Trustee and appoint a successor Collateral Trustee, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Trustee shall be entitled to Trustee Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal, but shall promptly refund to the Borrower any such Trustee Fees which have been paid in advance and which are attributable to the period following such resignation or removal.

(b) If at any time the Collateral Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor Collateral Trustee may be appointed by the Borrower with the consent (not to be unreasonably delayed or withheld) of the Controlling Party, if no Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, and otherwise by the Controlling Party. The powers, duties, authority and title of the predecessor Collateral Trustee shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except for the consent of the Controlling Party referred to above and as may be required by applicable law) other than appointment and designation of a successor in writing duly delivered to the predecessor, the successor and the Borrower. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Trust Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Controlling Party, the Borrower, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Trust Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor Collateral Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by such Grantor. If such Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 30 days after it received a written request from the successor Collateral Trustee to do so, or if a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the predecessor Collateral Trustee may execute the same on behalf of such Grantor. Such Grantor hereby appoints any predecessor Collateral Trustee as its agent and attorney to act for it as provided in the next preceding sentence.

5.8 Status of Successor Collateral Trustee. Every successor Collateral Trustee appointed pursuant to Section 5.7 shall be a bank or trust company in good standing and having power to act as Collateral Trustee hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate trust office within the 48 contiguous United States and shall also have capital, surplus and undivided profits of not less than $500,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

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5.9 Merger of the Collateral Trustee. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be Collateral Trustee under this Agreement and the Trust Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

5.10 Co-Collateral Trustee; Separate Collateral Trustee. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Trustee of taxes by such jurisdiction not otherwise imposed on the Collateral Trustee, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or any Holder Representative shall in writing so request the Collateral Trustee and the Grantors, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder or under any Trust Security Document, the Collateral Trustee and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Collateral Trustee and the Grantors, either to act as co-trustee or co-trustees of all or any of the Collateral under this Agreement or under any of the Trust Security Documents, jointly with the Collateral Trustee originally named herein or therein or any successor Collateral Trustee, or to act as separate trustee or trustees of any of the Collateral. If any of the Grantors shall not have joined in the execution of such instruments and agreements within 30 days after it receives a written request from the Collateral Trustee to do so, or if a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee may act under the foregoing provisions of this Section 5.10(a) without the concurrence of such Grantors and execute and deliver such instruments and agreements on behalf of such Grantors. Each of the Grantors hereby appoints the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this Section 5.10(a) in either of such contingencies.

(b) Every separate trustee and every co-trustee, other than any successor Collateral Trustee appointed pursuant to Section 5.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustee or any agent appointed by the Collateral Trustee;

(ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder and under the relevant Trust Security Document or Documents shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Trustee which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

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(iii) no power given hereby or by the relevant Trust Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Collateral Trustee, anything contained herein to the contrary notwithstanding;

(iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(v) the Borrower and the Collateral Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower shall not have joined in the execution of any such instrument within 30 days after it receives a written request from the Collateral Trustee to do so, or if a Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Borrower, the Borrower hereby appointing the Collateral Trustee its agent and attorney to act for it in such connection in such contingency. If the Collateral Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Collateral Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Borrower and the Collateral Trustee, or by the Collateral Trustee alone pursuant to this Section 5.10(b).

5.11 Treatment of Payee or Indorsee by Collateral Trustee; Representatives of Secured Parties. The Collateral Trustee may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

SECTION 6.

MISCELLANEOUS

6.1 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to any of the Grantors, the Collateral Trustee, the Controlling Party and any Holder Representative shall be given in writing or by electronic transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by electronic transmission, to an electronic mail address (or by other means of electronic delivery) addressed

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(i) if to any Grantor or the Collateral Trustee, to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this Section 6.1 to the party sending such communication or (ii) if to any Holder Representative, to it at its address specified from time to time in the list provided by the Borrower to the Collateral Trustee pursuant to Section 4.2; provided that any notice, request or demand to the Collateral Trustee shall not be effective until received by the Collateral Trustee (or, as provided in the first sentence of Section 2.1(b), until the 10th Business Day following the date of such receipt by the Collateral Trustee) in writing or by facsimile transmission in the corporate trust division at the office designated by it pursuant to this Section 6.1.

6.2 No Waivers. No failure on the part of the Collateral Trustee, any co-trustee, any separate trustee, the Controlling Party, any Holder Representative or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any Trust Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.3 Amendments, Supplements and Waivers. (a) With the written consent of the Required Secured Parties, and prior to the Credit Agreement Payoff, the Credit Agreement Administrative Agent, the Collateral Trustee and the Grantors may, from time to time, enter into written agreements supplemental or additional hereto or to any Trust Security Document for the purpose of adding to, or waiving any provisions of, this Agreement or any Trust Security Document or changing in any manner the rights of the Collateral Trustee, the Secured Parties or the Grantors hereunder or thereunder; provided that no such supplemental agreement shall (i) amend, modify or waive any provision of this Section 6.3 without the written consent of each Holder Representative, (ii) reduce the percentages specified in the definition of Majority Class Holders, Majority First Priority Secured Parties, Majority Second Priority Secured Parties and Majority Secured Parties or amend, modify or waive any provision of Section 3.4 or the definition of Secured Obligations or otherwise change the relative rights of the Secured Parties under this Agreement in respect of payments from the Proceeds of Collateral or Collateral without the written consent of holders constituting the Majority Class Holders of each Class whose rights would be directly and adversely affected thereby, (iii) amend, modify or waive any provision of Section 8 without the written consent of each Additional Debt Representative with respect to any Second Priority Additional Debt then outstanding, but only if the relative rights of the Second Priority Secured Parties in respect of such Additional Debt would be directly and adversely affected thereby or (iv) amend, modify or waive any provision of Section 4 or 5 or alter the duties, rights or obligations of the Collateral Trustee hereunder or under the Trust Security Documents without the written consent of the Collateral Trustee. Any such supplemental agreement shall be binding upon the Grantors, each Holder Representative, the Secured Parties and the Collateral Trustee and their respective successors; provided, however, that any update or revision to any schedule or annex to this Agreement or any Trust Security Document, delivery of any joinder or similar agreement to this Agreement (including, without limitation, pursuant to Section 6.13) or any Trust Security Document, or any revision or update related to such joinder or similar agreement shall not constitute an amendment, supplement or modification for purposes of this Section 6.3 and shall be effective upon delivery thereof to the Collateral Trustee.

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(b) Notwithstanding the foregoing clause (a), the Collateral Trustee and the Borrower (on its own behalf and as agent on behalf of any Grantor who is party to the relevant Trust Security Document or this Agreement) may, at any time and from time to time, (x) enter into one or more written amendments, supplements or modifications hereto, or (y) enter into one or more agreements supplemental or additional hereto or to any Trust Security Document, in form reasonably satisfactory to the Collateral Trustee, in each case (i) to add to the covenants of such Grantor for the benefit of the Secured Parties or to surrender any right or power herein conferred upon such Grantor; (ii) to mortgage or pledge to the Collateral Trustee, or grant a security interest in favor of the Collateral Trustee in, any property or assets of a Grantor or of any other Person as additional security for the Secured Obligations, including by entering into account control agreements in connection with the granting of a security interest in a Borrowing Base Collateral Account to the Collateral Trustee; (iii) to cure any ambiguity, to correct or supplement any provision herein or in any Trust Security Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided that any such action contemplated by this clause (iii) shall not adversely affect the interests of the Secured Parties; (iv) to release any Grantor from this Agreement and from each Trust Security Document to which such Grantor is a party if such release is permitted by the terms of the Secured Instruments then in effect or pursuant to Section 6.12, or (v) to release from this Agreement and any Trust Security Document, and from the Trust Estate, any Collateral that is released, or is required to be released, pursuant to Section 6.12.

(c) Notwithstanding the foregoing clause (a), if a New Credit Agreement becomes effective, each applicable defined term incorporated herein or in any Trust Security Document by reference to the “Credit Agreement” and each section or schedule reference to a section in or schedule to the “Credit Agreement” shall be deemed to refer to the applicable defined term or section or schedule reference in such New Credit Agreement without the necessity of entering into a written amendment to this Agreement or any applicable Trust Security Document; provided that, at the request of the Borrower, the Collateral Trustee and the Borrower shall enter into any amendment, supplement or modification to this Agreement or any applicable Trust Security Document, reasonably requested by the Borrower to give effect to the foregoing.

(d) The Collateral Trustee and each Second Priority Secured Party, severally and for itself alone, hereby agrees that any Credit Agreement Document and any other Secured Instrument with respect to First Priority Secured Obligations may be amended, supplemented, waived, or modified in accordance with the applicable terms thereof at any time and from time to time without the consent or approval of, or (except as otherwise provided in Section 4.1 with respect to the Collateral Trustee) notice to, the Collateral Trustee or any Second Priority Secured Party; and, the Collateral Trustee and each First Priority Secured Party, severally and for itself alone, hereby agrees that any Secured Instrument with respect to Second Priority Secured Obligations may be amended, supplemented, waived or modified in accordance with the applicable terms thereof at any time and from time to time without the consent or approval of, or (except as otherwise provided in Section 4.1 with respect to the Collateral Trustee) notice to, the Collateral Trustee or any First Priority Secured Party; provided that this Agreement and the Trust Security Documents may only be amended or modified in compliance with the terms of this Section 6.3.

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(e) Subject to the foregoing provisions of this Section 6.3, any Trust Security Document may be amended, supplemented, waived or modified in accordance with the applicable terms of such Trust Security Document and any amendment, supplement, waiver or modification effected in accordance with such terms shall be effective for purposes of such Trust Security Agreement, this Agreement, and the transactions contemplated hereby and thereby.

6.4 Holders of Secured Non-Loan Exposure. The benefit of the Trust Security Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Secured Obligation arising under any Secured Non-Loan Exposure or that is otherwise owed to Persons other than the holders of Credit Agreement Obligations and Additional Debt Obligations (collectively, the “Related Obligations”) solely on the condition and understanding, as among the Collateral Trustee and the Holder Representatives and all Secured Parties, that (i) the Related Obligations shall be entitled to the benefit of the Trust Security Documents and the Collateral to the extent expressly set forth in this Agreement and the other Trust Security Documents and to such extent the Collateral Trustee shall hold, and have the right and power to act with respect to, the Related Obligations and the Collateral on behalf of and as agent for the holders of the Related Obligations, but the Collateral Trustee shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (ii) all matters, acts and omissions relating in any manner to the Trust Security Documents, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this Agreement and the Trust Security Documents and no separate Lien, right, power or remedy shall arise or exist in favor of any Secured Party under any separate instrument or agreement or in respect of any Related Obligation, (iii) each Secured Party shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Trust Security Documents, by the Collateral Trustee (at the direction of the relevant Secured Parties or Holder Representatives), which shall be entitled to act in accordance with the terms of this Agreement without any duty or liability to any other Secured Party or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, and (iv) no holder of Related Obligations and no other Secured Party (except the Holder Representatives to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Trust Security Documents.

6.5 Headings. The table of contents and the headings of Sections have been included herein and in the Trust Security Documents for convenience only and should not be considered in interpreting this Agreement or the Trust Security Documents.

6.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and shall also inure to the benefit of each of the Secured Parties (other than the Collateral Trustee) and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral; provided, however, that (i) each Secured Party, by its acceptance of the benefit of any Collateral, hereby agrees that it and its respective successors and permitted assigns are bound by the terms of this Agreement to the same extent as if a party thereto, and (ii) no Secured Party (other than the Collateral Trustee) may exercise any right or remedy hereunder, all of which rights and remedies are exercisable solely by the Collateral Trustee for the benefit of the Secured Parties.

6.8 Currency Conversions. In calculating the amount of Secured Obligations or Collateral proceeds for any purpose hereunder, including, without limitation, voting or distribution purposes, the amount of any Secured Obligation which is denominated in a currency other than Dollars shall be converted by the Collateral Trustee into Dollars (i) pursuant to the terms of the applicable Secured Instrument related to such Secured Obligations or (ii) if provisions related to currency conversion are not included in the applicable Secured Instrument, at the spot rate for purchasing Dollars with such currency as set forth in The Wall Street Journal on the Business Day prior to the date on which such calculation is to be made.

6.9 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Credit Agreement Documents to which it is a party and Additional Debt Documents to which it is or is to be a party;

(b) neither the Collateral Trustee nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the Credit Agreement Documents and Additional Debt Documents, and the relationship between the Grantors, on the one hand, and the Collateral Trustee and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the Credit Agreement Documents or Additional Debt Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

6.10 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

6.11 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

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6.12 Termination and Release. (a) Upon either (A) receipt by the Collateral Trustee from each Holder Representative of (x) written directions to cause the Liens created by Section 4.6 and by the Trust Security Documents to be released and discharged or (y) written notices from the Credit Agreement Administrative Agent and from each other Holder Representative, stating that the conditions for release in connection with the termination of the Credit Agreement Documents or the Additional Debt Documents, as the case may be, have been satisfied, or (B) receipt by the Collateral Trustee of (x) a written request of the Borrower following the occurrence of the Collateral Release Date to cause the Liens created by Section 4.6 and by the Trust Security Documents to be released and discharged, and (y) a written notice from the Credit Agreement Administrative Agent (or, at any time after the Credit Agreement Payoff, a written notice to such effect from the Controlling Party), the Liens created by Section 4.6 and by the Trust Security Documents shall automatically terminate forthwith and all right, title and interest of the Collateral Trustee in and to the Collateral shall automatically revert to the Grantors, their successors and assigns.

(b) Upon the termination of the Collateral Trustee’s security interest and the release of the Collateral in accordance with Section 6.12(a), the Collateral Trustee will promptly upon the Borrower’s request, but in no case later than five (5) Business Days following the later of such request or the effective date of such release, at the Borrower’s expense, (i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Grantors all property of the Grantors then held by the Collateral Trustee or any agent thereof.

(c) Upon the sale of all the Capital Stock of a Grantor to any Person (other than another Grantor) in a transaction permitted (or not prohibited, as the case may be) by the Credit Agreement Documents and the Additional Debt Documents), or if any Grantor ceases to be a Grantor for any reason permitted or not prohibited, as the case may be, by the Credit Agreement Documents and the Additional Debt Documents, and as long as no Notice of Acceleration is then in effect: (i) such Grantor which is included in such sale or which ceases to be a Grantor and each Subsidiary of such Grantor (such Grantor and each such Subsidiary, being referred to herein as “Included Grantors”) shall automatically cease to be a Grantor hereunder or a party hereto or to any Trust Security Document and shall be released automatically from its obligations pursuant hereto and thereto, (ii) the Liens and security interests created by Section 4.6 hereof and the Trust Security Documents entered into by such Included Grantors in all right, title and interest of such Included Grantors in the Collateral, and the Liens and security interests created by Section 4.6 hereof and the Trust Security Documents in the Capital Stock of such Grantor, shall terminate automatically, in each case only with respect to such Included Grantors and such Capital Stock, (iii) all right, title and interest of the Collateral Trustees in and to the Collateral subject to such security interests shall revert automatically to such Included Grantors, their successors and assigns and (iv) any obligations of such Included Grantors shall, unless otherwise expressly notified by the Borrower to the Collateral Trustee and the Controlling Party in writing, automatically cease to be Secured Obligations. Upon any such termination and receipt by the Collateral Agent of a certificate from the Borrower or the relevant Grantor stating that such sale is to a Person other than another Grantor in a transaction permitted or not prohibited, as the case may be, by the Credit Agreement Documents and the Additional Debt Documents or that each relevant Included Grantor has ceased to be a Grantor for a reason

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permitted or not prohibited, as the case may be, by the Credit Agreement Documents and the Additional Debt Documents, the Collateral Trustee will promptly, at the Borrower’s request and expense, (x) execute and deliver to such Included Grantors (and the Grantor that pledged such Capital Stock under the Trust Security Documents) such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of such Collateral, (y) deliver or cause to be delivered to such Included Grantors all property of such Included Grantors then held by the Collateral Trustee or any agent thereof and (z) deliver such Capital Stock to the Grantor that pledged such Capital Stock under the Trust Security Documents.

(d) Upon the sale or other disposition (including the granting of a consensual Lien that is permitted or not prohibited, as the case may be, by the Credit Agreement Documents and the Additional Debt Documents) of all or any portion of the Collateral to any Person (other than another Grantor) in a transaction permitted (or not prohibited, as the case may be) by the Credit Agreement Documents and the Additional Debt Documents (including pursuant to any consent to such sale and /or release of the Lien and security interest in such Collateral pursuant to the terms thereof), and as long as no Notice of Acceleration is then in effect, the Liens and security interests created by Section 4.6 hereof and the Trust Security Documents in such Collateral shall automatically terminate and such Collateral shall be automatically released from the Lien created by Section 4.6 hereof and the Trust Security Documents. Upon any such release and receipt by the Collateral Trustee of a certificate from the Borrower or the relevant Grantor stating that such sale or other disposition (including the granting of a consensual Lien) is permitted or not prohibited, as the case may be, by (or the relevant consent has been received under) the Credit Agreement Documents and the Additional Debt Documents, the Collateral Trustee will within two (2) Business Days after the Borrower’s request therefor (which request may be made prior to the consummation of such sale or other disposition) and at Borrower’s expense, execute and deliver such documents as the Borrower shall reasonably request to evidence the termination of such security interest and the release of such Collateral, effective upon consummation of such sale or other disposition.

(e) Upon (i) receipt by the Collateral Trustee of written notice from the Majority Secured Parties and, prior to the Credit Agreement Payoff, the Credit Agreement Administrative Agent directing the Collateral Trustee to cause the Liens on a portion of the Collateral identified in such notice to be released and discharged and (ii) a certificate of the Borrower confirming that the Collateral identified in such notice in clause (i) above does not constitute all or substantially all of the Collateral, the Liens and security interests created by Section 4.6 hereof and the Trust Security Documents in such Collateral shall automatically terminate forthwith and all right, title and interest of the Collateral Trustee in and to such Collateral shall automatically revert to the Grantors, their successors and assigns.

(f) This Agreement shall terminate when the security interest granted under the Trust Security Documents has terminated and the Collateral has been released as provided in Section 6.12(a); provided that the provisions of Sections 4.3, 4.4 and 4.5 shall not be affected by any such termination.

(g) In addition, so long as no Notice of Acceleration has then been delivered to the Collateral Trustee, is then effective, and then remains in effect, all security interests, mortgages, or other Liens granted by a Grantor in or on all company cars and receivables (and all

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other Collateral evidencing, recurring or relating to such company cars or receivables, including Supporting Obligations, and Letter-of-Credit Rights, in each case as such terms are defined in the Uniform Commercial Code as from time to time in effect in the State of New York) of a Grantor which are contemplated for use in one or more securitization transactions or as collateral security for one or more financing transactions or letter of credit transactions not prohibited by the Secured Instruments, shall be released upon the request of the Borrower; provided that in the case of any financing transactions that are not structured as securitizations having customary bankruptcy remote limited recourse provisions, the security interests in such released collateral shall be subject to an intercreditor agreement between the financing party or parties (or a trustee or an agent therefor) and the Collateral Trustee that is reasonably satisfactory to the Credit Agreement Administrative Agent; and provided, further, that letter of credit transactions shall not be deemed to be financing transactions for purposes of the foregoing proviso.

(h) In addition to and without limiting the other provisions of this Section 6.12 and notwithstanding anything to the contrary contained herein or in any Trust Security Document, the Collateral Trustee is hereby irrevocably authorized by each Secured Party (without requirement of notice to any Secured Party) to take, and the Collateral Trustee hereby agrees to take promptly, any action requested by the Borrower having the effect of releasing, or evidencing the release of, (x) any property or assets of a Grantor from the Liens and security interests created by Section 4.6 and by the Trust Security Documents to the extent that such property or assets were not intended to be or ceases to be Collateral pursuant to the terms of the relevant Trust Security Document, (y) any Collateral from the Liens and security interests created by Section 4.6 and by the Trust Security Documents, and/or (z) any Grantor from its obligations under this Agreement and each Trust Security Document to which it is a party (and, upon such release, such Grantor shall no longer be considered a Grantor for purposes of this Agreement or such Trust Security Documents), in either case to the extent necessary to permit the consummation of any transaction permitted (or not prohibited, as the case may be) by the Credit Agreement Documents and the Additional Debt Documents or that has been consented to in accordance with Credit Agreement Documents and the Additional Debt Documents.

6.13 New Grantors. During the term of this Agreement, one or more additional Subsidiaries or other Persons may become a party to this Agreement by executing a joinder agreement, substantially in the form of Exhibit B, whereupon such Subsidiary or other Person shall become a Grantor for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

6.14 Inspection by Regulatory Agencies. The Collateral Trustee shall make available, and shall cause each custodian and agent acting on its behalf in connection with this Agreement to make available, all Collateral in such Person’s possession at all times for inspection by any regulatory agency having jurisdiction over any Grantor to the extent required by such regulatory agency in its discretion, subject at all times to compliance with any confidentiality obligations of this Agreement.

6.15 Confidentiality. The Collateral Trustee agrees to keep confidential all non-public information (a) obtained by it or provided to it by or on behalf of the Parent or any of its Subsidiaries or the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement, any Trust Security Document or any Secured Instrument, or (b) obtained by the Collateral Trustee based on a review of the books and records of the Parent or any of its

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Subsidiaries or the Borrower or any of its Subsidiaries; provided, that nothing herein shall prevent the Collateral Trustee from disclosing any such information (i) to the Credit Agreement Administrative Agent, any Credit Agreement Lender, any Credit Agreement Issuing Lender or any other Holder Representative (it being acknowledged and agreed that such information would be subject to the confidentiality provisions of this Section 6.15), (ii) to its employees, directors, agents, attorneys, accountants and other professional advisors, in each case, who are subject to or bound by an agreement to comply with the provisions of this Section 6.15 (or other provisions at least as restrictive as this Section 6.15), (iii) upon the request or demand of any Governmental Authority having jurisdiction over the Collateral Trustee or if required by any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, after notice to the Borrower if reasonably feasible, (iv) if requested or required to do so in connection with any litigation or similar proceeding to which the Collateral Trustee is a party, after notice to the Borrower if reasonably feasible, (v) that has been publicly disclosed other than in breach of this Agreement, or (vi) to the extent reasonably necessary, in connection with the exercise of any remedy hereunder or under any Trust Security Document.

6.16 Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Trust Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York located in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) to the extent permitted by applicable law, consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

(c) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

6.17 WAIVERS OF JURY TRIAL. THE COLLATERAL TRUSTEE AND EACH OF THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRUST SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 7.

DESIGNATION OF ADDITIONAL SECURED OBLIGATIONS

7.1 Designations of Secured Obligations. The Borrower may at any time and from time to time designate additional obligations (whether outstanding on the date of such designation or on a prospective “when issued basis”) as obligations that are secured by the

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Collateral pursuant to this Agreement in accordance with this Section 7 (it being understood that if such notice is prospective such designation is contingent upon the issuance or incurrence of the related obligations). The Borrower shall furnish each Notice of Designation to each Holder Representative promptly after delivering the same to the Collateral Trustee; provided that failure to deliver such notice shall not affect the validity of any such designation. If each Holder Representative receives such notice and none of such Persons notifies the Borrower within five (5) Business Days following the receipt thereof that it disagrees with the certification described in clause (v) of Section 7.2 or clause (iv) of Section 7.3, as applicable, then the designation of such additional obligations as Secured Obligations shall be binding among all holders of Secured Obligations for purposes of this Agreement and each Trust Security Document; provided, however that nothing in this sentence shall (i) constitute a waiver of any right or remedy of any Holder Representative or other holder of Credit Agreement Obligations or Additional Debt Obligations may have under any Secured Instrument with respect to the incurrence or designation of such obligations or (ii) prevent the designation of such additional obligations as Secured Obligations pursuant to Section 7.2 or 7.3, as applicable.

7.2 Designation of Additional Debt. Upon receipt by the Collateral Trustee of a written certification from a Responsible Officer of the Borrower, substantially in the form of Exhibit C (each a “Notice of Designation of Additional Debt”) (i) identifying the obligations it is designating as “Additional Debt” under this Agreement, (ii) identifying the Additional Debt Representative with respect thereto (and providing its address for notices), (iii) designating whether the Additional Debt will be classified as First Priority Additional Debt or Second Priority Additional Debt, (iv) stating that any First Priority Additional Debt, at any time prior to the Credit Agreement Payoff, is permitted, or is not prohibited, as the case may be, by the Credit Agreement and (v) stating that the designation of such Indebtedness or financial accommodation as Additional Debt hereunder is permitted, or is not prohibited, as the case may be, by any then-existing Credit Agreement Document or any then-existing Additional Debt Document, such Indebtedness or other financial accommodation will become “Additional Debt” hereunder.

7.3 Designation of Secured Non-Loan Exposure. Upon receipt by the Collateral Trustee of a written certification from a Responsible Officer of the Borrower, substantially in the form of Exhibit D (each a “Notice of Designation of Secured Non-Loan Exposure”; together with a Notice of Designation of Additional Debt, each a “Notice of Designation”) (i) identifying the obligations and/or agreement(s) it is designating as “Designated Cash Management Obligations”, “Designated Hedging Obligations” or other “Secured Non-Loan Exposure” under this Agreement (which agreements and obligations may be identified specifically or generically by category or type), (ii) designating whether all or a portion of such Secured Non-Loan Exposure will be classified as Permitted First Lien Non-Loan Exposure, (iii) if designated as Permitted First Lien Non-Loan Exposure, specifying the maximum aggregate amount of the obligations in respect thereof that are so designated (it being understood that any amounts in excess of the amount specified shall be Other Secured Non-Loan Exposure) and (iv) stating that the designation thereof is permitted, or not prohibited, as the case may be, by any then-existing Credit Agreement Document or any then-existing Additional Debt Document, such obligations will become Designated Cash Management Obligations or Designated Hedging Obligations or other Secured Non-Loan Exposure, as the case may be, and Other Secured Non-Loan Exposure hereunder or, to the extent specified in such notice, Permitted First Lien Non-Loan Exposure.

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7.4 Termination of Designation. Once designated as secured pursuant to this Section 7, the relevant Secured Obligations shall remain secured pursuant to this Agreement until the first to occur of (i) the termination of this Agreement in accordance with Section 6.12, (ii) the payment in full of such Secured Obligations, (iii) the date on which such Secured Obligations automatically cease to be Secured Obligations pursuant to Section 6.12(c) hereof and (iv) the delivery to the Collateral Trustee of the written consent of the relevant Holder Representative or Secured Party to the release of the security interest in the Collateral securing such Secured Obligations.

SECTION 8.

INTERCREDITOR PROVISIONS RELATING TO SECOND PRIORITY OBLIGATIONS

8.1 Second Priority Additional Debt. To the extent that the Borrower or any other Grantor shall incur any Second Priority Additional Debt, each Additional Debt Representative for, and each Second Priority Secured Party with respect to, such Second Priority Additional Debt shall be bound by the following terms and conditions:

(a) Any and all Liens on all or any of the Collateral which are created or which arise in favor of any such Second Priority Secured Party securing the Second Priority Secured Obligations with respect to the Second Priority Additional Debt, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing the First Priority Secured Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any such Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any agreement with respect to the First Priority Secured Obligations or the Second Priority Secured Obligations or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Priority Secured Party securing any of the First Priority Secured Obligations are (x) subordinated to any Lien securing any obligation of any Grantor other than the Second Priority Secured Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed; provided, that, for the avoidance of doubt, it is expressly understood and agreed that, if and to the extent permitted, or not prohibited, by the terms of each then existing Secured Instrument, any Grantor may, at any time and from time to time, grant one or more Liens in favor of any Second Priority Secured Party (or to any trustee or agent therefor) on any or all of its assets or property not constituting Collateral under this Agreement, and the provisions of this Section 8 shall not apply thereto;

(b) No such Second Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any Lien on the Collateral granted to any First Priority Secured Party. Notwithstanding any failure by any First Priority Secured Party to perfect its Liens on the Collateral or any avoidance,

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invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the First Priority Secured Parties, the priority and rights as between the First Priority Secured Parties and the Second Priority Secured Parties with respect to the Collateral shall be as set forth herein;

(c) No such Second Priority Secured Party shall, prior to the payment in full of the First Priority Secured Obligations, assert, demand, request, plead or otherwise claim the benefit of, any marshalling, appraisal, valuation and any other right that may otherwise be available under any applicable Requirement of Law with respect to any Collateral to a creditor in its capacity as beneficiary of a junior Lien on such Collateral;

(d) No such Second Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Collateral, including, without limitation, with respect to the determination of any Liens or claims held by any First Priority Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that any such Second Priority Secured Party may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on such Second Priority Secured Party imposed hereby;

(e) If any Grantor becomes subject to any Insolvency Proceeding, and if the Required Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide any DIP Financing to any Grantor or to consent (or not object) to the provision of any DIP Financing to any Grantor, whether or not proceeds of any such DIP Financing are being used to refinance all or any portion of the Credit Agreement Obligations or any First Priority Additional Debt Obligations, then each such Second Priority Secured Party (a) will be deemed to have consented to, and will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in Section 8.1(g) below, (c) will subordinate (and will be deemed hereunder to have subordinated) its Second Priority Secured Obligations (i) to such DIP Financing on the same terms as the First Priority Secured Obligations are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) or, to the extent the proceeds of such DIP Financing refinance all or any portion of the First Priority Secured Obligations, on the same terms as the Second Priority Secured Obligations are subordinated to the First Priority Secured Obligations pursuant to this Agreement, (ii) to any adequate protection provided to the First Priority Secured Parties and (iii) to any “carve-out” agreed to by the Required Secured Parties, and (d) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice;

(f) No such Second Priority Secured Party will seek relief from the automatic stay as provided in Section 362 of the Bankruptcy Code or any similar provision of any applicable Bankruptcy Law, or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the Required Secured Parties, except (i) to the extent that the Required Secured Parties and/or the First Priority Secured Parties seek or obtain relief from or modification of such stay and only to the extent of such relief or modification or (ii) if a motion for adequate protection permitted under Section 8.1(g) is denied;

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(g) No such Second Priority Secured Party shall object, contest, or support any other Person objecting to or contesting, (a) any request by any First Priority Secured Party for adequate protection or any adequate protection provided to any First Priority Secured Party or (b) any objection by any First Priority Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to any First Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section (but subject to all other provisions of this Agreement), in any Insolvency Proceeding, (i) if the First Priority Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement Liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, and such First Priority Secured Parties do not object to the adequate protection being provided to them, then in connection with any such DIP Financing or use of cash collateral such Second Priority Secured Parties may seek or accept adequate protection consisting solely of a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Priority Secured Obligations and such DIP Financing on the same basis as the other Liens on the Collateral securing the Second Priority Secured Obligations are so subordinated to the First Priority Secured Obligations under this Agreement and superpriority claims junior in all respects to the superpriority claims granted to the First Priority Secured Parties; and (ii) in the event any such Second Priority Secured Party seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then such Second Priority Secured Party agrees that the First Priority Secured Parties shall also be granted a senior Lien on such additional collateral as security for the First Priority Secured Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Secured Obligations shall be subordinated to the Liens on such collateral securing the First Priority Secured Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Priority Secured Obligations are subordinated to the Liens securing such First Priority Secured Obligations under this Agreement. The Second Priority Secured Parties agree that except as expressly set forth in this Section none of them shall seek or accept adequate protection without the prior written consent of the Required Secured Parties;

(h) If any First Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Grantor any amount that constituted the Proceeds of Collateral, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any such amount (a “Recovery”), solely to the extent such amount constituted the Proceeds of Collateral, then the First Priority Secured Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the payment in full of the First Priority Secured Obligations shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The

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Second Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefits of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement;

(i) No such Second Priority Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor that constitute Collateral and that is supported by the Required Secured Parties, and each such Second Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Required Secured Parties and to have released its Liens on such assets; provided that the net proceeds of such sale shall have been applied to the Secured Obligations in accordance with Section 3.4; provided further that each Second Priority Secured Party may credit bid on such Collateral in any such disposition in accordance with Section 363 of the Bankruptcy Code, so long as such credit bid contemplates the payment in full of the First Priority Secured Obligations;

(j) Each such Second Priority Secured Party acknowledges and agrees that because of, among other things, their differing rights in the Collateral, the Second Priority Secured Obligations are fundamentally different from the First Priority Secured Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Priority Secured Parties and the Second Priority Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Priority Secured Parties, with the Second Priority Secured Parties hereby acknowledging and agreeing to turn over to the First Priority Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties;

(k) To the extent that a Second Priority Secured Party has not voted its claim with respect to the Second Priority Secured Obligations in any Insolvency Proceeding on any proposed plan of reorganization prior to the date which is 10 days before the expiration of the time to vote such claim, the Collateral Trustee may vote such claim on behalf of such Second Priority Secured Party at the direction of the Controlling Party;

(l) No such Second Priority Secured Party shall oppose or seek to challenge any claim by any First Priority Secured Party for allowance in any Insolvency Proceeding of Post-Petition Interest, fees or expenses in respect of any First Priority Secured Obligation. No First Priority Secured Party shall oppose or seek to challenge any claim by any Second Priority

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Secured Party for the allowance and accrual (but not payment, unless such payment is permitted under Section 8.1(g)) in any Insolvency Proceeding of Post-Petition Interest, fees or expenses in respect of any Second Priority Secured Obligation;

(m) Nothing contained herein shall prohibit or in any way limit any First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection (except as provided in Section 8.1(g) and except for actions consistent with this Agreement) or the asserting by any Second Priority Secured Party of any of its rights and remedies under any Additional Debt Document in respect of the Collateral;

(n) This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding;

(o) If, prior to the payment in full of the First Priority Secured Obligations, any such Second Priority Secured Party receives any Post-Petition Securities on account of any Second Priority Secured Obligations in any Insolvency Proceeding and such Post-Petition Securities are secured by any Lien upon any property of any reorganized debtor which is also subject to Liens securing Post-Petition Securities received on account of any First Priority Secured Obligations in such Insolvency Proceedings, such Liens shall be junior and subordinate to the Liens securing Post-Petition Securities received on account of the First Priority Secured Obligations to the same extent as all other Liens securing Second Priority Secured Obligations hereunder and shall be subject to the terms of this Agreement;

(p) Each such Second Priority Secured Party may exercise rights and remedies as unsecured creditors in accordance with the terms of the Secured Instruments with respect to its Second Priority Secured Obligations and applicable law so long as such rights and remedies do not violate any express provision of this Agreement;

(q) Except to the extent provided in the proviso to Section 8.1(a) hereof, each such Second Priority Secured Party agrees that it will not enter into, or accept the benefit of, any security agreement or mortgage covering the Collateral or any portion thereof to secure the Second Priority Secured Obligations and will not file any financing statements with respect to the Collateral and its Second Priority Additional Debt, it being understood that this Agreement and the Trust Security Documents (together with the filings contemplated thereby) are the only such security documents permitted to secure the Second Priority Additional Debt insofar as the foregoing pertains to the Collateral;

(r) Until the First Priority Secured Obligations have been paid in full, any Collateral, including without limitation any such Collateral constituting Proceeds, that may be received by any Second Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Collateral Trustee, for the benefit of the First Priority Secured Parties (or, if no Notice of Acceleration is effective or remains in effect, for the benefit of the Grantors), in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the Collateral Trustee to make any such endorsements as agent for any Holder Representative (or, if no Notice of Acceleration has been received by the Collateral Trustee, is effective, and remains in effect, for the Grantors) in respect of any Second Priority Secured Obligations (which authorization, being coupled with an interest, is irrevocable); and

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

(s) Notwithstanding any other provision of this Agreement (including, without limitation, this Section 8.1), the rights and remedies of each Secured Party with respect to any property or assets that do not constitute Collateral or under any agreement, document or other instrument evidencing, creating or governing any Lien thereon, shall not be impaired, altered or affected by this Agreement

8.2 First Priority Obligations Unconditional. All rights and interests of the First Priority Secured Parties hereunder, and all agreements and obligations of the Second Priority Secured Parties (and, to the extent applicable, the Grantors) hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Credit Agreement Document or any Additional Debt Document in respect of First Priority Additional Debt;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Secured Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Credit Agreement Document or any Additional Debt Document in respect of First Priority Additional Debt;

(iii) prior to the payment in full of the First Priority Secured Obligations, any exchange, release, voiding, avoidance or non-perfection of any Lien in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing of all or any portion of the First Priority Secured Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the First Priority Secured Obligations or any Second Priority Secured Party in respect of this Agreement.

8.3 Information Concerning Financial Condition of the Grantors. Each Secured Party hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and each of the other Grantors and all other circumstances bearing upon the risk of nonpayment of the First Priority Secured Obligations or the Second Priority Secured Obligations. No Secured Party shall have any duty to advise any other Secured Party of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Secured Party, it shall be under no obligation (a) to provide any such information to such other Secured Party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

GENERAL MOTORS HOLDINGS LLC

By:
Name:
Title:

Address for Notices: (for all Grantors):

General Motors Holdings LLC
New York Treasury Office
767 Fifth Avenue, 14th floor
New York, NY 10153
Attention: Treasurer
Telecopy: 212-418-3695

with a copy to:

General Motors Company
New York Treasury Office
767 Fifth Avenue, 14th floor
New York, NY 10153
Attention: Director, Global Funding and Cash Management
Telecopy: 212-418-6419
Email: debtcompliance@gm.com

with an additional copy to:

General Motors Company
Legal Staff
Mail Code 482-C23-D24
300 Renaissance Center
P.O. Box 300
Detroit, MI 48265-3000
Attention: Kimberly K. Hudolin, Practice Area Manager, Transactions
Telecopy: 248-267-4318
Email: kimberly.k.hudolin@gm.com

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

with an additional copy to:

Jenner & Block LLP
353 North Clark Street
Chicago, IL 60654
Attention: Peter M. Gaines
Telecopy: 312-923-3673
Email: pgaines@jenner.com

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

[ ], as a Subsidiary Grantor

By:
Name:
Title:

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

WILMINGTON TRUST COMPANY, as Collateral Trustee

By:
Name:
Title:

Address for Notices:

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, DE 19890
Attention: James A. Hanley, CCTS
Vice President
Telecopy: 302 636 4145
Email: Jhanley@wilmingtontrust.com

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ANNEX I

Trust Security Documents

1.	Security Agreement, dated as of October 27, 2010, made by General Motors Holdings LLC and certain of its Subsidiaries, in favor of Wilmington Trust Company, as Collateral Trustee.

2.	Mortgages listed on Schedule 1.1 E hereto.

3.	Trademark Security Agreement, dated as of October 27, 2010, made by General Motors LLC and OnStar, LLC in favor of Wilmington Trust Company, as Collateral Trustee.

4.	Patent Security Agreement, dated as of October 27, 2010, made by General Motors LLC and GM Global Technology Operations, Inc. in favor of Wilmington Trust Company, as Collateral Trustee.

5.	Securities Account Control Agreement, dated as of October 27, 2010, between, Wilmington Trust Company, in its capacity as Collateral Trustee, as Secured Party, General Motors Holdings LLC, as Pledgor, and Citibank, N.A., as Securities Intermediary.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1E

MORTGAGES

[TO BE PROVIDED UNDER A SEPARATE COVER]

1

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT A

FORM OF NOTICE OF ACCELERATION

[Date]

To:	Wilmington Trust Company, as Collateral Trustee

Re:	Collateral Trust Agreement, dated as of October 27, 2010 (the “Collateral Trust Agreement”), among General Motors Holdings LLC (the “Borrower”), the other grantors party thereto as grantors (together with the Borrower, collectively, the “Grantors”), and Wilmington Trust Company, as collateral trustee (in such capacity, the “Collateral Trustee”).

[The [Credit Agreement Obligations] [Additional Debt Obligations] have not been paid in full at the stated final maturity thereof and any applicable grace period has expired and/or, with respect to any such obligation consisting of an outstanding, non-cash collateralized reimbursement obligation in respect of an outstanding letter of credit or letter of guarantee, have not been terminated or cash collateralized on the date such obligation was required to have been terminated or cash collateralized.] [An Event of Default has occurred and is continuing under (and as defined in) the provisions of the Credit Agreement] [ An event of default (or any comparable default) has occurred and is continuing under the provisions of the Additional Debt Documents] and any required notice of default has been given and any applicable grace period has expired and, as a result thereof, the [Credit Agreement Obligations] [Additional Debt Obligations] have become due and payable prior to the stated maturity thereof.] The Secured Obligations described in this paragraph [constitute or include][do not constitute or include] “Material Indebtedness”.

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

[CITIBANK, N.A., as Credit Agreement Administrative Agent]

[[Name of Additional Debt Representative], as Additional Debt Representative]

By:
Name:
Title:

1

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT B

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of                  , 20    , made by                     , a                      (the “New Grantor”) in favor of Wilmington Trust Company, a Delaware corporation, as Collateral Trustee under the Collateral Trust Agreement referred to below (in such capacity, the “Collateral Trustee”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Collateral Trust Agreement.

WITNESSETH:

WHEREAS, General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”), the other persons party thereto as grantors (together with the Borrower, the “Grantors”) and the Collateral Trustee have entered into the Collateral Trust Agreement, dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”); and

WHEREAS, the New Grantor desires to become a party to the Collateral Trust Agreement in accordance with Section 6.13 of the Collateral Trust Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Collateral Trust Agreement. By executing and delivering this Joinder Agreement, the New Grantor hereby becomes a party to the Collateral Trust Agreement as a “Grantor” thereunder and, without limiting the foregoing, hereby expressly assumes all obligations and liabilities and has all rights of a “Grantor” thereunder.

2. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[NEW GRANTOR]

By:
Name:
Title:

c/o General Motors Holdings LLC
New York Treasury Office
767 Fifth Avenue, 14th Floor
New York, NY 10153
Attention: Treasurer
Telecopy: 212-418-3695

1

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

with a copy to:

General Motors Company
New York Treasury Office
767 Fifth Avenue, 14th floor
New York, NY 10153
Attention: Director, Global Funding and Cash Management
Telecopy: 212-418-6419
Email: debtcompliance@gm.com

with an additional copy to:

General Motors Company
Legal Staff
Mail Code 482-C23-D24
300 Renaissance Center
P.O. Box 300
Detroit, MI 48265-3000
Attention: Kimberly K. Hudolin, Practice Area Manager, Transactions
Telecopy: 248-267-4318
Email: kimberly.k.hudolin@gm.com

with an additional copy to:

Jenner & Block LLP
353 North Clark Street
Chicago, IL 60654
Attention: Peter M. Gaines
Telecopy: 312-923-3673
Email: pgaines@jenner.com

ACCEPTED AND AGREED TO AS OF THE DATE SET FORTH ABOVE:

WILMINGTON TRUST COMPANY, as Collateral Trustee

By:
Name:
Title:

2

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT C

FORM OF NOTICE OF DESIGNATION OF ADDITIONAL DEBT

[Date]

To:	Wilmington Trust Company, as Collateral Trustee

Re:	Collateral Trust Agreement, dated as of October 27, 2010 (the “Collateral Trust Agreement”), among General Motors Holdings LLC (the “Borrower”), the other grantors party thereto as grantors (together with the Borrower, collectively, the “Grantors”), and Wilmington Trust Company, as collateral trustee (in such capacity, the “Collateral Trustee”).

Pursuant to Section 7.2 of the Collateral Trust Agreement, the Borrower hereby designates [identify obligations] as “Additional Debt” under the Collateral Trust Agreement. Until otherwise notified by the Borrower, the Additional Debt Representative with respect to such Additional Debt shall be                     , and its address for notices shall be                     .

Until otherwise designated by the Borrower, such Additional Debt shall be classified as [First Priority/Second Priority] Additional Debt.

The designation of such obligations as provided above is permitted or is not prohibited, as the case may be, by the Credit Agreement and all Additional Debt Documents.

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

GENERAL MOTORS HOLDINGS LLC

By:
Name: Title:

1

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT D

FORM OF DESIGNATION OF SECURED NON-LOAN EXPOSURE

[Date]

To:	Wilmington Trust Company, as Collateral Trustee

Re:	Collateral Trust Agreement, dated as of October 27, 2010 (the “Collateral Trust Agreement”), among General Motors Holdings LLC (the “Borrower”), the other grantors party thereto as grantors (together with the Borrower, collectively, the “Grantors”), and Wilmington Trust Company, as collateral trustee (in such capacity, the “Collateral Trustee”).

Pursuant to Section 7.3 of the Collateral Trust Agreement, the Borrower hereby designates [identify agreements and/or obligations] as [“Designated Cash Management Obligations”/“Designated Hedging Obligations”/“Secured Non-Loan Exposure”] under the Collateral Trust Agreement.

Until otherwise designated by the Borrower, $             of the obligations in respect of such [“Designated Cash Management Obligations”/“Designated Hedging Obligations”/“Secured Non-Loan Exposure”] shall be designated as Permitted First Lien Non-Loan Exposure.

The designation of such obligations as provided above is permitted or is not prohibited, as the case may be, by the Credit Agreement and all Additional Debt Documents.

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

GENERAL MOTORS HOLDINGS LLC

By:
Name: Title:

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT C to Credit Agreement

FORM OF

GUARANTEE AGREEMENT

made by

GENERAL MOTORS COMPANY

AND CERTAIN OTHER PERSONS FROM TIME TO TIME PARTIES HERETO, as Guarantors

in favor of

CITIBANK, N.A., as Administrative Agent

Dated as of October 27, 2010

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

TABLE OF CONTENTS

Page

SECTION 1.	DEFINED TERMS	I
1.1	Definitions	i
1.2	Other Definitional Provisions	ii

SECTION 2.	GUARANTEE	III
2.1	Guarantee	iii
2.2	Right of Contribution	iii
2.3	No Subrogation	iv
2.4	Amendments, etc. with respect to the Guaranteed Obligations	iv
2.5	Guarantee Absolute and Unconditional	iv
2.6	Reinstatement	v
2.7	Payments	v
2.8	Covenant of the Parent	vi

SECTION 3.	MISCELLANEOUS	VI
3.1	Authority of Administrative Agent	vi
3.2	Amendments in Writing	vi
3.3	Notices	vi
3.4	No Waiver by Course of Conduct; Cumulative Remedies	vi
3.5	Enforcement Expenses; Indemnification	vii
3.6	Successors and Assigns	vii
3.7	Counterparts	vii
3.8	Severability	vii
3.9	Section Headings	viii
3.10	Integration	viii
3.11	GOVERNING LAW	i
3.12	Submission To Jurisdiction; Waivers	viii
3.13	Additional Guarantors	ix
3.14	Releases	ix
3.15	WAIVER OF JURY TRIAL	i

ANNEX

Annex I	Form of Joinder Agreement

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

GUARANTEE AGREEMENT, dated as of October 27, 2010 (this “Agreement”), made by GENERAL MOTORS COMPANY, a Delaware corporation (the “Parent”), each of the Subsidiary Guarantors (such term and certain other capitalized terms used herein being defined in Section 1.1) from time to time party hereto, and each of the Other Guarantors from time to time party hereto (together with the Parent and the Subsidiary Guarantors, collectively, the “Guarantors”), in favor of CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the lenders (collectively, the “Lenders”) from time to time party to the Credit Agreement, dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders, the Administrative Agent , and Bank of America, N.A., as syndication agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to or for the account of the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit made by the Lenders to or for the account of Borrower under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to or for the account of the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to or for the account of the Borrower under the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, for the benefit of the Guaranteed Parties, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings assigned to such terms in the Credit Agreement.

(b) The following terms shall have the following meanings:

“Administrative Agent” has the meaning assigned to such term in the preamble.

“Agreement” has the meaning assigned to such term in the preamble.

“Borrower” has the meaning assigned to such term in the preamble.

“Credit Agreement” ” has the meaning assigned to such term in the preamble.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

“Guaranteed Obligations” means, collectively, the unpaid principal of and interest on the Loans, Reimbursement Obligations and all other obligations and liabilities of the Borrower (including interest on such other obligations or liabilities accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations, and interest accruing interest on the Loans, Reimbursement Obligations and such other obligations and liabilities at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent, any Lender or any Issuing Lender thereunder, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Documents to which the Borrower is a party, in each case whether on account of principal, interest, reimbursement obligations, fees, prepayment premiums, indemnities, costs, expenses or otherwise (including all reasonable fees and out-of-pocket disbursements of external counsel to the Administrative Agent, the Lenders or the Issuing Lenders that are required to be paid by the Borrower pursuant to the terms of any of the Loan Documents).

“Guaranteed Parties” means, collectively, the Administrative Agent, the Lenders and each other Person that holds a Guaranteed Obligation.

“Guarantors” has the meaning assigned to such term in the preamble.

“Joinder Agreement” has the meaning assigned to such term in Section 3.13.

“Lenders” has the meaning assigned to such term in the preamble.

“Other Guarantors” means each Person, other than the Parent, a Subsidiary Guarantor or the Administrative Agent, that becomes a party to this Agreement pursuant to a Joinder Agreement executed and delivered by such Person pursuant to Section 3.13.

“paid in full” or “payment in full” means with respect to the Guaranteed Obligations, the payment in full in cash of the principal of and accrued (but unpaid) interest (including post-petition interest) and premium, if any, on, all such Guaranteed Obligations and, with respect to Letters of Credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Loan Documents, in each case, after or concurrently with termination of all commitments thereunder and payment in full in cash of all fees payable with respect to a Guaranteed Obligation at or prior to the time such principal and interest are paid.

“Parent” has the meaning assigned to such term in the preamble.

1.2 Other Definitional Provisions.

(a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

(c) References to agreements defined in Section 1.1(b) shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated or otherwise modified from time to time, references to any Person shall include its successors and permitted assigns, and references to any law, treaty, statute, rule or regulation shall (unless otherwise specified) be construed as including all statutory provisions, regulatory provisions, rulings, opinions, determinations or other provisions consolidating, amending, replacing, supplementing or interpreting such law, treaty, statute, rule or regulation.

SECTION 2. GUARANTEE

2.1 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, for the benefit of the Guaranteed Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter, of all Guaranteed Obligations.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Subsidiary Guarantor and Other Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Subsidiary Guarantor or Other Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Guaranteed Parties hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Guaranteed Obligations shall have been paid in full, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Guaranteed Obligations.

(e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Guaranteed Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations are paid in full.

2.2 Right of Contribution.

Each Subsidiary Guarantor and Other Guarantor hereby agrees that to the extent that such Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s or

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

Other Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to any Guaranteed Party and each Guarantor shall remain liable to such Guaranteed Party for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation.

Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Guaranteed Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Guaranteed Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Trustee, the Administrative Agent or any other Guaranteed Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Guaranteed Parties by the Borrower on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Guaranteed Parties, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as such Guarantor (or, if an Event of Default shall have occurred and be continuing, the Administrative Agent) may determine.

2.4 Amendments, etc. with respect to the Guaranteed Obligations.

Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by any Guaranteed Party may be rescinded by such Guaranteed Party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Guaranteed Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Guaranteed Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. No Guaranteed Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional.

To the extent permitted by applicable law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

reliance by any Guaranteed Party upon the guarantee contained herein or acceptance of the guarantee contained herein; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained herein; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Guaranteed Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained herein. To the extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that the guarantee contained herein shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Guaranteed Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of a surety or guarantor or any other obligor on any obligation of the Borrower for any of the Guaranteed Obligations, or of such Guarantor under the guarantee contained herein, in bankruptcy or in any other instance. Without limiting the foregoing, each Guarantor understands and agrees that this Agreement shall remain in full force and effect following the occurrence of the Collateral Release Date. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement.

The guarantee contained herein shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

2.7 Payments.

Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

2.8 Covenant of the Parent.

The Parent hereby covenants and agrees with the Administrative Agent that the Parent shall comply with the provisions set forth in Section 7.6 of the Credit Agreement.

SECTION 3. MISCELLANEOUS

3.1 Authority of Administrative Agent.

Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Guaranteed Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantors the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority. No Guaranteed Party other than the Administrative Agent may exercise any right or remedy hereunder, it being understood that all of such rights and remedies are vested in, and are exercisable solely by, the Administrative Agent for the benefit of the Guaranteed Parties.

3.2 Amendments in Writing.

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

3.3 Notices.

All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided, that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on the signature pages of this Agreement or on the signature page to the applicable Joinder Agreement pursuant to which such Guarantor became a party hereto (or, in each case, such other address as such Guarantor may at any time or from time to time provide for purposes of this Agreement).

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

3.4 No Waiver by Course of Conduct; Cumulative Remedies.

No Guaranteed Party shall by any act (except by a written instrument pursuant to Section 3.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Guaranteed Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

3.5 Enforcement Expenses; Indemnification.

(a) Without intending to duplicate the obligations of the Guarantors under Section 2.1, if and to the extent that the Borrower is required to pay or reimburse the Guaranteed Parties (or any of them), for various costs and expenses contemplated by Section 10.5 of the Credit Agreement, or to indemnify the Indemnitees (or any of them) for the Indemnified Liabilities, in each case as and to the extent (and in the manner) contemplated by Section 10.5 of the Credit Agreement, the Guarantors, jointly and severally, hereby agree to make such payments or reimbursements and to provide such indemnification.

(b) The agreements of the Guarantors in this Section 3.5 shall survive repayment of the Guaranteed Obligations and all other amounts payable under the Credit Agreement.

3.6 Successors and Assigns.

This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the Guaranteed Parties and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

3.7 Counterparts.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

3.8 Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

3.9 Section Headings.

The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

3.10 Integration.

This Agreement and the other Loan Documents represent the agreement of the Guarantors and the Guaranteed Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Guarantor or any Guaranteed Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

3.11 GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.12 Submission To Jurisdiction; Waivers.

Each Guarantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York located in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 3.3 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) in the case of each Subsidiary Guarantor and other Guarantor, hereby irrevocably designates the Borrower (and the Borrower hereby irrevocably accepts such designation) as its agent to receive service of process in any such action or proceeding;

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

(e) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

3.13 Additional Guarantors.

Each Additional Subsidiary Guarantor that is required to become a party to this Agreement pursuant to Section 6.7(a) of the Credit Agreement, and each Other Subsidiary Guarantor or other Person (whether or not a Subsidiary of the Borrower) that the Borrower desires to become a party to this Agreement pursuant to Section 6.7(b) of the Credit Agreement or otherwise, shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary or other Person of a Joinder Agreement in the form of Annex I hereto (a “Joinder Agreement”).

3.14 Releases.

(a) This Agreement and the obligations (other than those expressly stated to survive such termination) of each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, in accordance with Section 10.15 of the Credit Agreement.

(b) In addition, at the times and to the extent provided in Section 10.15 of the Credit Agreement, any Guarantor shall be released from its obligations hereunder, in accordance with the provisions of the Credit Agreement, all without delivery of any instrument or performance of any act by any party.

(c) Notwithstanding the foregoing, the Administrative Agent agrees, at the request and the expense of the Borrower, at any time and from time to time, to execute and deliver any instrument or other document and in such form as may be reasonably specified by the Borrower, in order to give effect to the release of any Guarantor pursuant to the foregoing provisions of this Section 3.14.

3.15 WAIVER OF JURY TRIAL.

EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GENERAL MOTORS COMPANY, as Parent

By:
Name:
Title:

Address for Notices (for all Guarantors):

General Motors Company

New York Treasury Office

767 Fifth Avenue, 14th Floor

New York, NY 10153

Attention: Treasurer

Telecopy: 212-418-3695

Email:

with a copy to:

General Motors Company

New York Treasury Office

767 Fifth Avenue, 14th floor

New York, NY 10153

Attention: Director, Global Funding and Cash Management

Telecopy: 212-418-6419

Email: debtcompliance@gm.com

with an additional copy to:

General Motors Company

Legal Staff

Mail Code 482-C23-D24

300 Renaissance Center

P.O. Box 300

Detroit, MI 48265-3000

Attention: Kimberly K. Hudolin, Practice Area Manager, Transactions

Telecopy: 248-267-4318

Email: kimberly.k.hudolin@gm.com

with an additional copy to:

Jenner & Block LLP

353 North Clark Street

Chicago, IL 60654

Attention: Peter M. Gaines

Telecopy: 312-923-3673

Email: pgaines@jenner.com

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

[ ], as a Subsidiary Guarantor

By:
Name:
Title:

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ACCEPTED AND AGREED TO

AS OF THE DATE SET FORTH ABOVE:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

Annex 1 to Guarantee Agreement

JOINDER AGREEMENT, dated as of                     , 20     (the “Joinder Agreement”), made by                                  (the “Additional Guarantor”), in favor of Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders from time to time parties to the Credit Agreement referred to below. Unless otherwise defined herein, all capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, General Motors Company, a Delaware corporation (the “Parent”), certain of its Subsidiaries (collectively, the “Subsidiary Guarantors”; and, together with the Parent and the other Persons party to the Guarantee Agreement (as defined below) as guarantors, collectively, the “Guarantors”), have entered into the Guarantee Agreement, dated as of October 27, 2010 (as amended, supplemented, or otherwise modified from time to time, the “Guarantee Agreement”); and

WHEREAS, the Additional Guarantor desires to become a party to the Guarantee Agreement in accordance with Section 3.13 of the Guarantee Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee Agreement. By executing and delivering this Joinder Agreement, the Additional Guarantor, as provided in Section 3.13 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities and has all rights of a Guarantor thereunder.

2. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Address for Notices:

c/o General Motors Company

New York Treasury Office

767 Fifth Avenue, 14th Floor

New York, NY 10153

Attention: Treasurer

Telecopy: 212-418-3695

Email:

with a copy to:

General Motors Company

New York Treasury Office

767 Fifth Avenue, 14th floor

New York, NY 10153

Attention: Director, Global Funding and Cash Management

Telecopy: 212-418-6419

Email: debtcompliance@gm.com

with an additional copy to:

General Motors Company

Legal Staff

Mail Code 482-C23-D24

300 Renaissance Center

P.O. Box 300

Detroit, MI 48265-3000

Attention: Kimberly K. Hudolin, Practice Area Manager, Transactions

Telecopy: 248-267-4318

Email: kimberly.k.hudolin@gm.com

with an additional copy to:

Jenner & Block LLP

353 North Clark Street

Chicago, IL 60654

Attention: Peter M. Gaines

Telecopy: 312-923-3673

Email: pgaines@jenner.com

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ACCEPTED AND AGREED TO

AS OF THE DATE SET FORTH ABOVE:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT D-1 to Credit Agreement

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of October 27, 2010 (this “Agreement”), is made by GENERAL MOTORS LLC, a Delaware limited liability company (together with its successors and permitted assigns, “GM LLC”), located at 300 Renaissance Center, Detroit, Michigan 48265-3000, and GM GLOBAL TECHNOLOGY OPERATIONS, INC., a Delaware corporation (together with its successors and permitted assigns, “GMGTO”; and, together with GM LLC, collectively, the “Grantors” and each, a “Grantor”), located at 300 Renaissance Center, Detroit, Michigan 48265-3000, in favor of WILMINGTON TRUST COMPANY, a Delaware corporation, located at 1110 North Market Street, Rodney Square North, Wilmington, Delaware 19890, as collateral trustee (in such capacity, together with any successor thereto in such capacity, the “Collateral Trustee”), under the Collateral Trust Agreement, dated as of October 27, 2010 (as amended, supplemented, or otherwise modified from time to time, the “Collateral Trust Agreement”), among, inter alia, the Grantors and the Collateral Trustee.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of October 27, 2010 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Borrower”), the lenders party thereto (collectively, the “Credit Agreement Lenders”), Citibank, N.A., as administrative agent (in such capacity, together with any successor thereto in such capacity, the “Credit Agreement Administrative Agent”), and Bank of America, N.A., as syndication agent, the Credit Agreement Lenders have severally agreed to make extensions of credit to or for the account of the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantors (among others) have executed and delivered a Security Agreement, dated as of October 7, 2010 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”), in favor of the Collateral Trustee for the benefit of the First Priority Secured Parties and the Second Priority Secured Parties;

WHEREAS, pursuant to the Security Agreement, the Grantors severally pledged and granted to the Collateral Trustee for the benefit of the First Priority Secured Parties and the Second Priority Secured Parties a continuing security interest in, inter alia, the Patents (including, without limitation, those items set forth on Schedule A) (collectively, the “Patent Collateral”); and

WHEREAS, the Grantors have each duly authorized the execution, delivery and performance of this Agreement.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, each Grantor, severally and for itself alone, hereby agrees, for the benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings assigned to such terms in the Security Agreement, and/or the Collateral Trust Agreement, as applicable.

SECTION 2. Grant of Security Interest for First Priority Secured Obligations. Each Grantor, severally and for itself alone, hereby grants a security interest in, all of such Grantor’s right, title, and interest in, to and under the Patent Collateral, to the Collateral Trustee, for the benefit of the First Priority Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter of the First Priority Secured Obligations.

SECTION 3. Grant of Security Interest for Second Priority Secured Obligations. Each Grantor, severally and for itself alone, hereby grants a security interest in, all of such Grantor’s right, title, and interest in, to and under the Patent Collateral, to the Collateral Trustee, for the benefit of the Second Priority Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter of the Second Priority Secured Obligations (it being understood and agreed that such security interest shall have the priority afforded to Second Priority Secured Obligations in the Collateral Trust Agreement).

SECTION 4. Purpose. This Agreement has been executed and delivered by the Grantors for the purpose of recording the grants of security interests herein with the United States Patent and Trademark Office. The security interests granted hereby have been granted to the Collateral Trustee, for the benefit of the First Priority Secured Parties or the Second Priority Secured Parties, as the case may be, in connection with the Security Agreement and are expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Collateral Trustee, for the benefit of the First Priority Secured Parties or the Second Priority Secured Parties, as the case may be, thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 5. Acknowledgment. Each Grantor, severally and for itself alone, does hereby further acknowledge and affirm that the rights and remedies of the Collateral Trustee, for the benefit of the First Priority Secured Parties or the Second Priority Secured Parties, as the case may be, with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

2

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SECTION 7. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers on this 27th day of October, 2010.

GENERAL MOTORS LLC, as Grantor

By:
Name:
Title:

GM GLOBAL TECHNOLOGY OPERATIONS, INC., as Grantor

By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Collateral Trustee

By:
Name:
Title:

4

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ACKNOWLEDGMENT OF GRANTOR

STATE OF	)
)ss
COUNTY OF	)

On the 27th day of October, 2010, before me personally came                                 , who is personally known to me to be the                                      of GENERAL MOTORS LLC, a Delaware limited liability company; who, being duly sworn, did depose and say that she/he is the                              in such company, the company described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Managers of such company; and that she/he acknowledged said instrument to be the free act and deed of said company.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ACKNOWLEDGMENT OF GRANTOR

STATE OF	)
)ss
COUNTY OF	)

On the 27th day of October, 2010, before me personally came                                 , who is personally known to me to be the                                  of GM GLOBAL TECHNOLOGY OPERATIONS, INC., a Delaware corporation; who, being duly sworn, did depose and say that she/he is the                              in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ACKNOWLEDGMENT OF COLLATERAL TRUSTEE

STATE OF	)
)ss
COUNTY OF	)

On the 27th day of October, 2010, before me personally came                                 , who is personally known to me to be the                              of WILMINGTON TRUST COMPANY, a Delaware corporation; who, being duly sworn, did depose and say that she/he is the                              in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE A

U.S. Patent Applications and Issued Patents

1. GENERAL MOTORS LLC

Patent	Registration or Serial Number

2. GM GLOBAL TECHNOLOGY OPERATIONS, INC.

Patent	Registration or Serial Number

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT D-2 to Credit Agreement

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of October 27, 2010 (this “Agreement”), is made by GENERAL MOTORS LLC, a Delaware limited liability company (together with its successors and permitted assigns, “GM LLC”), located at 300 Renaissance Center, Detroit, Michigan 48265-3000, and ONSTAR, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “OnStar”; and, together with GM LLC, collectively, the “Grantors” and each, a “Grantor”), located at 400 Renaissance Center, Detroit, Michigan 48265-4000, in favor of WILMINGTON TRUST COMPANY, a Delaware corporation, located at 1110 North Market Street, Rodney Square North, Wilmington, Delaware 19890, as collateral trustee (in such capacity, together with any successor thereto in such capacity, the “Collateral Trustee”), under the Collateral Trust Agreement, dated as of October 27, 2010 (as amended, supplemented, or otherwise modified from time to time, the “Collateral Trust Agreement”), among, inter alia, the Grantors and the Collateral Trustee.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of October 27, 2010 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Borrower”), the lenders party thereto (collectively, the “Credit Agreement Lenders”), Citibank, N.A., as administrative agent (in such capacity, together with any successor thereto in such capacity, the “Credit Agreement Administrative Agent”), and Bank of America, N.A., as syndication agent, the Credit Agreement Lenders have severally agreed to make extensions of credit to or for the account of the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantors (among others) have executed and delivered a Security Agreement, dated as of October 27, 2010 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”), in favor of the Collateral Trustee for the benefit of the First Priority Secured Parties and the Second Priority Secured Parties;

WHEREAS, pursuant to the Security Agreement, the Grantors severally pledged and granted to the Collateral Trustee for the benefit of the First Priority Secured Parties and the Second Priority Secured Parties separate continuing security interests in, inter alia, the Trademarks (including, without limitation those items set forth on Schedule A) (collectively, the “Trademark Collateral”); and

WHEREAS, the Grantors have each duly authorized the execution, delivery and performance of this Agreement.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, each Grantor, severally and for itself alone, hereby agrees, for the benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings assigned to such terms in the Security Agreement, and/or the Collateral Trust Agreement, as applicable.

SECTION 2. Grant of Security Interest for First Priority Secured Obligations. Each Grantor, severally and for itself alone, hereby grants a security interest in, all of such Grantor’s right, title, and interest in, to and under the Trademark Collateral, to the Collateral Trustee, for the benefit of the First Priority Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter of the First Priority Secured Obligations.

SECTION 3. Grant of Security Interest for Second Priority Secured Obligations. Each Grantor, severally and for itself alone, hereby grants a security interest in, all of such Grantor’s right, title, and interest in, to and under the Trademark Collateral, to the Collateral Trustee, for the benefit of the Second Priority Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter of the Second Priority Secured Obligations (it being understood and agreed that such security interest shall have the priority afforded to Second Priority Secured Obligations in the Collateral Trust Agreement).

SECTION 4. Purpose. This Agreement has been executed and delivered by the Grantors for the purpose of recording the grants of security interests herein with the United States Patent and Trademark Office. The security interests granted hereby have been granted to the Collateral Trustee, for the benefit of the First Priority Secured Parties or the Second Priority Secured Parties, as the case may be, in connection with the Security Agreement and are expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Collateral Trustee, for the benefit of the First Priority Secured Parties or the Second Priority Secured Parties, as the case may be, thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 5. Acknowledgment. Each Grantor, severally and for itself alone, does hereby further acknowledge and affirm that the rights and remedies of the Collateral Trustee, for the benefit of the First Priority Secured Parties or the Second Priority Secured Parties, as the case may be, with respect to the applicable security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

2

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SECTION 7. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers on this 27th day of October, 2010.

GENERAL MOTORS LLC, as Grantor

By:
Name: Title:

ONSTAR, LLC, as Grantor

By:
Name: Title:

WILMINGTON TRUST COMPANY, as Collateral Trustee

By:
Name: Title:

4

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ACKNOWLEDGMENT OF GRANTOR

STATE OF	)
)ss
COUNTY OF	)

On the 27th day of October, 2010, before me personally came                                 , who is personally known to me to be the                              of GENERAL MOTORS LLC, a Delaware limited liability company; who, being duly sworn, did depose and say that she/he is the                              in such company, the company described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Managers of such company; and that she/he acknowledged said instrument to be the free act and deed of said company.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ACKNOWLEDGMENT OF GRANTOR

STATE OF	)
)ss
COUNTY OF	)

On the 27th day of October, 2010, before me personally came                                 , who is personally known to me to be the                              of ONSTAR, LLC, a Delaware limited liability company; who, being duly sworn, did depose and say that she/he is the                              in such company, the company described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Managers of such company; and that she/he acknowledged said instrument to be the free act and deed of said company.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ACKNOWLEDGMENT OF COLLATERAL TRUSTEE

STATE OF	)
)ss
COUNTY OF	)

On the 27th day of October, 2010, before me personally came                                 , who is personally known to me to be the                              of WILMINGTON TRUST COMPANY, a Delaware corporation; who, being duly sworn, did depose and say that she/he is the                              in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

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SCHEDULE A

U.S. Trademark Registrations and Applications

1. GENERAL MOTORS LLC

Trademark	Registration or Serial Number

2. ONSTAR, LLC

Trademark	Registration or Serial Number

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EXHIBIT E to Credit Agreement

MORTGAGE

from

[                    ] (together with its successors and permitted assigns, the “Mortgagor”),

whose current address is 300 Renaissance Center, Detroit, Michigan 48265 to

WILMINGTON TRUST COMPANY, as Collateral Trustee (in such capacity, together with its successors and assigns in such capacity, the “Mortgagee”)

whose current address is

1100 North Market Street, Rodney Square North, Wilmington, DE 19890

Dated as of [                    ]

Drafted by and after recording

please return to:

Mardi Merjian, Attorney at Law

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

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TABLE OF CONTENTS

Background		3

Granting Clauses		4

Terms and Conditions		7

1.	Defined Terms	7

2.	Payment and Performance of Secured Obligations	8

3.	[Intentionally Deleted]	8

4.	Due on Sale and Other Transfer Restrictions	8

5.	Remedies	8

6.	Right of the Mortgagee to Credit Sale	10

7.	[Intentionally Deleted]	10

8.	Extension, Release, etc.	10

9.	Security Agreement under Uniform Commercial Code	11

10.	Assignment of Rents	12

11.	Additional Rights	12

12.	Notices	13

13.	No Oral Modification	13

14.	Partial Invalidity	13

15.	The Mortgagor’s Waiver of Rights	13

16.	Remedies Not Exclusive	14

17.	Multiple Security	14

18.	Successors and Assigns	15

19.	No Waivers, etc.	16

20.	Governing Law, etc.	16

21.	Certain Definitions	16

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22.	Future Advance Mortgage	16

23.	Collateral Trustee	17

24.	Releases	18

25.	Construction of Provisions	19

26.	Miscellaneous	19

27.	State-Specific Provisions	20

28.	Collateral Trust Agreement	20

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MORTGAGE

This Mortgage is a future advance mortgage pursuant to [MCLA Section 565.901 et seq.] [Local Counsel: Please insert appropriate statutory reference.]

THIS MORTGAGE, dated as of [            ], is made by [            ], [            ] (together with its successors and permitted assigns, the “Mortgagor”), whose current address is 300 Renaissance Center, Detroit, Michigan 48265, to WILMINGTON TRUST COMPANY, a Delaware corporation (in such capacity, together with its successors and assigns in such capacity, the “Mortgagee”), whose current address is 1100 North Market Street, Rodney Square North, Wilmington, DE 19890. Mortgagee is the Collateral Trustee (in such capacity, the “Collateral Trustee”) under that certain Collateral Trust Agreement, dated as of October 27, 2010 (as amended, supplemented, restated, replaced, substituted or otherwise modified from time to time, the “Collateral Trust Agreement”), among the Mortgagor, certain affiliates of the Mortgagor, and the Collateral Trustee, whose current address is 1100 North Market Street, Rodney Square North, Wilmington, DE 19890. References to this “Mortgage” shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders, restatements and replacements of this instrument. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Collateral Trust Agreement.

BACKGROUND

WHEREAS, pursuant to the Credit Agreement, dated as of October 27, 2010 (as amended, supplemented, restated, replaced, substituted or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Borrower”), the lenders party thereto (together with their respective successors and permitted assigns, the “Credit Agreement Lenders”), and Citibank, N.A., as administrative agent (in such capacity, together with any successor thereto in such capacity, the “Credit Agreement Administrative Agent”), the Credit Agreement Lenders have severally agreed to make extensions of credit to or for the account of the Borrower thereunder upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower, various Subsidiaries of the Borrower or other Persons may, at any time and from time to time, issue or assume Additional Debt, which Additional Debt may be designated by the Borrower as either First Priority Additional Debt or Second Priority Additional Debt, and the Borrower, any Subsidiary of the Borrower or other Persons may, at any time and from time to time, incur or assume Secured Non-Loan Exposure, which Secured Non-Loan Exposure may be designated by the Borrower as either Permitted First Lien Non-Loan Exposure or Other Secured Non-Loan Exposure;

WHEREAS, the Parent and certain Subsidiaries of the Borrower (including the Mortgagor) are a party to the Credit Agreement Guarantee, pursuant to which each such Grantor has guaranteed the Guaranteed Obligations (as such term is defined in the Credit Agreement Guarantee);

WHEREAS, the Parent or any one or more of its Subsidiaries may from time to time guarantee any or all of the Secured Obligations;

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WHEREAS, the Borrower is a member of an affiliated group of companies that includes the Mortgagor and various other Persons;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to, among others, one or more Subsidiaries of the Borrower (including the Mortgagor) in connection with the operation of their respective businesses;

WHEREAS, the Mortgagor is the owner of the fee simple estate in the parcel(s) of real property described on Schedule A attached hereto (the “Land”) and the buildings, improvements, structures, and fixtures now or subsequently located on the Land (the “Improvements”; and the Land and the Improvements being collectively referred to as the “Real Estate”);

WHEREAS, the Mortgagor has duly authorized the execution, delivery, and performance of this Mortgage;

WHEREAS, the Mortgagor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement and the other Secured Instruments; and

WHEREAS, it is a requirement under the Credit Agreement that the Mortgagor execute and deliver this Mortgage to the Collateral Trustee for the benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Credit Agreement Administrative Agent and the Credit Agreement Lenders to enter into the Credit Agreement, to induce the Credit Agreement Lenders to make their respective extensions of credit to or for the account of the Borrower thereunder, and to induce the holders thereof to provide any Additional Debt and/or Secured Non-Loan Exposure from time to time, the Mortgagor hereby agrees with the Mortgagee (i) first, for the equal and ratable benefit of the First Priority Secured Parties to secure the First Priority Secured Obligations, and (ii) second, on a junior and subordinate basis, for the equal and ratable benefit of the Second Priority Secured Parties to secure the Second Priority Secured Obligations, for the benefit of the Secured Parties, as follows:

GRANTING CLAUSES

(a) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the Mortgagor agrees that to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter of all of the Mortgagor’s First Priority Secured Obligations;

THE MORTGAGOR HEREBY GRANTS TO THE MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES AND WARRANTS, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO THE MORTGAGEE, FOR THE BENEFIT OF THE FIRST PRIORITY SECURED PARTIES TO SECURE THE FIRST PRIORITY SECURED OBLIGATIONS AND WITH ALL POWERS OF SALE AND OTHER STATUTORY RIGHTS AND COVENANTS IN THE STATE (AS HEREINAFTER DEFINED):

(i) the Land;

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(ii) all right, title and interest the Mortgagor now has or may hereafter acquire in and to the Improvements or any part thereof, and all the estate, right, title, claim or demand whatsoever of the Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

(iii) all right, title and interest of the Mortgagor in, to and under all easements (including, without limitation, the easements described on Schedule A attached hereto), rights-of-way, licenses, operating agreements, abutting strips and gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and flowage rights, development rights, air rights, mineral and soil rights, plants, timber, and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

(iv) all rights, title and interests of the Mortgagor in and to all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings, appliances and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this Subsection (iv) being referred to as the “Equipment”);

(v) all right, title and interest of the Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials stored at the Real Estate, and, in each such case, without any further deed, conveyance, assignment or other act by the Mortgagor;

(vi) all right, title and interest of the Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by the Mortgagor and whether written or oral and all

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guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the “Leases”), and all rights of the Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, and profits thereof, together with all other rents, royalties, profits, revenue, income and other benefits arising from the use and enjoyment of the Real Estate or the Equipment (collectively, the “Rents”);

(vii) all unearned premiums under insurance policies now or subsequently obtained by the Mortgagor relating to the Real Estate or Equipment and the Mortgagor’s interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below, and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

(viii) to the extent not prohibited under the applicable contract, consent, license or other item unless the appropriate consent has been obtained, all right, title and interest of the Mortgagor in and to (i) all contracts from time to time executed by the Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements and options relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof, and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate; and

(ix) all proceeds, both cash and noncash, of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth above, this Mortgage shall not constitute a mortgage or the grant of a security interest in any property that constitutes Excluded Collateral (as defined in the Credit Agreement as in effect on the date hereof).

Subject to the proviso immediately following clause (ix) above, all of the foregoing property and rights and interests now owned or held or subsequently acquired by the Mortgagor and described in the foregoing clauses (i) through (iii) are collectively referred to as the “Premises” and those described in the foregoing clauses (i) through (ix) are collectively referred to as the “Mortgaged Property”. The Mortgaged Property shall also include any and all rights to make divisions pursuant to [Section 108 of the Michigan Land Division Act, MCLA 560.101 et seq.] [Local Counsel: Please insert appropriate statutory reference.]

TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto the Mortgagee, its successors and assigns for the uses and purposes set forth, until the First Priority Secured Obligations are paid in full.

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(b) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor agrees that to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter of all of the Mortgagor’s Second Priority Secured Obligations; it being understood and agreed that such security interest shall have the priority afforded to Second Priority Secured Obligations in the Collateral Trust Agreement.

THE MORTGAGOR HEREBY GRANTS TO THE MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES AND WARRANTS, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO THE MORTGAGEE, FOR THE BENEFIT OF THE SECOND PRIORITY SECURED PARTIES TO SECURE THE SECOND PRIORITY SECURED OBLIGATIONS, THE MORTGAGED PROPERTY AND WITH ALL POWERS OF SALE AND OTHER STATUTORY RIGHTS AND COVENANTS IN THE STATE;

provided, however, that notwithstanding any of the other provisions set forth above, this Mortgage shall not constitute a mortgage or the grant of a security interest in any property that constitutes Excluded Collateral,

TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto the Mortgagee, its successors and assigns for the uses and purposes set forth, until the Second Priority Secured Obligations are paid in full.

Terms and Conditions

The Mortgagor further represents, warrants, covenants and agrees with the Mortgagee and the Secured Parties as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Collateral Trust Agreement and used herein (including in the “Background” and “Granting Clauses” sections above) shall have the meanings given to them in the Collateral Trust Agreement. References in this Mortgage to the “Default Rate” shall mean at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due “Eurodollar Loans” under and as defined in the Credit Agreement. References in this Mortgage to the “Transaction Documents” shall mean the collective reference to the Secured Instruments, the Collateral Trust Agreement, and the Trust Security Documents. References in this Mortgage to the “Enforcement Event” shall mean the receipt by the Collateral Trustee of a Notice of Acceleration or the occurrence and continuance of an Event of Default under and as defined in the Credit Agreement with respect to an Insolvency Proceeding relating to the Borrower; provided, however, to the extent that such Notice of Acceleration is withdrawn, or cancelled in accordance with the Collateral Trust Agreement and is no longer in effect, or such Event of Default is no longer continuing (whether the same has been waived, cured, or otherwise remedied), the Enforcement Event shall be deemed no longer to be continuing. References in this Mortgage to the “State” shall mean the state in which the Land is located.

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2. Payment and Performance of Secured Obligations. The Mortgagor shall pay and perform the Secured Obligations at the times and places and in the manner specified in the Transaction Documents. The Secured Obligations are described in the Collateral Trust Agreement and are evidenced by the Secured Instruments and the other Transaction Documents.

3. [Intentionally Deleted].

4. Due on Sale and Other Transfer Restrictions. Except as expressly permitted under the Transaction Documents, the Mortgagor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Mortgaged Property.

5. Remedies. (a) Upon the occurrence and during the continuance of any Enforcement Event, the Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee.

(i) The Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) sell all or part of the Mortgaged Property (the Mortgagor expressly granting to the Mortgagee the power of sale), or (C) take such other action at law or in equity for the enforcement of this Mortgage as the law may allow. The Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by the Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment.

(ii) The Mortgagee may immediately commence foreclosure proceedings against the Mortgaged Property pursuant to applicable law. The commencement by the Mortgagee of foreclosure proceedings by advertisement or in equity shall be deemed an exercise by the Mortgagee of its option set forth above to accelerate the due date of all sums secured hereby. The Mortgagor hereby grants power to the Mortgagee, in the event of the occurrence of an Enforcement Event, to grant, bargain, sell, release and convey the Mortgaged Property at public auction or venue, and upon such sale to execute and deliver to the purchaser(s) instruments of conveyance pursuant to the terms hereof and to the applicable laws. The Mortgagor acknowledges that the foregoing sentence confers a power of sale upon the Mortgagee, and that upon the occurrence of an Enforcement Event, this Mortgage may be foreclosed by advertisement as described below and in the applicable State statutes. The Mortgagor understands that upon an Enforcement Event,

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the Mortgagee is hereby authorized and empowered to sell the Mortgaged Property, or cause the same to be sold and to convey the same to the purchaser in any lawful manner, including but not limited to that provided by [Chapter 32 of the Revised Judicature Act of Michigan, entitled “Foreclosure of Mortgage by Advertisement,” which permits the Mortgagee to sell the Mortgaged Property without affording the Mortgagor a hearing, or giving it actual personal notice. The only notice required under such Chapter 32 is to publish notice in a local newspaper and to post a copy of the notice on the Mortgaged Property.] [Local Counsel: Please insert appropriate statutory references.]

WAIVER: BY CONFERRING THIS POWER OF SALE UPON THE MORTGAGEE, THE MORTGAGOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, AFTER AN OPPORTUNITY FOR CONSULTATION WITH ITS LEGAL COUNSEL, HEREBY VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND UNDER THE CONSTITUTION AND LAWS OF THE STATE, BOTH TO A HEARING ON THE RIGHT TO EXERCISE AND THE EXERCISE OF THE POWER OF SALE.

(iv) The rights hereby conferred upon the Mortgagee have been agreed upon prior to any default by the Mortgagor and the exercise by the Mortgagee of any such rights shall not be deemed to put the Mortgagee in the status of a “mortgagee in possession”.

(v) The Mortgagee or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Mortgaged Property so sold, free of any right or equity of redemption in the Mortgagor, which right or equity is hereby waived and released. The Mortgagee shall apply the net proceeds of any action taken by it pursuant to this Section 5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Mortgaged Property or in any way relating to the Mortgaged Property or the rights of the Mortgagee and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order provided for in the Collateral Trust Agreement, and only after such application and after the payment by the Mortgagee of any other amount required by any provision of law, will the Mortgagee account for the surplus, if any, to the Mortgagor. To the extent permitted by applicable law, the Mortgagor waives all claims, damages and demands it may acquire against the Mortgagee or any Secured Party arising out of the exercise by them of any rights hereunder.

(b) In case of a foreclosure sale, the Real Estate may be sold, at the Mortgagee’s election, in one parcel or in more than one parcel and the Mortgagee is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held. At the election of the Mortgagee, the Mortgaged Property may be offered first in parcels and then as a whole, the offer producing the highest price for the entire property offered to prevail. The Mortgagor hereby waives any right to require any such sale to be made.

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(c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage that results in an Enforcement Event, the Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and the Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

6. Right of the Mortgagee to Credit Sale. Upon the occurrence of any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Mortgagee may bid for and acquire the Mortgaged Property or any part thereof. In lieu of paying cash therefor, the Mortgagee may make settlement for the purchase price by crediting upon the Secured Obligations or other sums secured by this Mortgage, the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Credit Agreement, and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Secured Obligations as having been paid.

7. [Intentionally Deleted].

8. Extension, Release, etc. (a) Without affecting the liens or charges of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Secured Obligations, the Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the indebtedness borrowed or guaranteed under the Transaction Documents, (ii) extend the maturity or alter any of the terms of the indebtedness borrowed or guaranteed under the Transaction Documents or any other guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at the Mortgagee’s option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

(b) No recovery of any judgment by the Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of the Mortgagor shall affect the liens of this Mortgage or any liens, rights, powers or remedies of the Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

(c) If the Mortgagee shall have the right to foreclose this Mortgage or to direct a power of sale, the Mortgagor authorizes the Mortgagee at its option to foreclose the liens of this Mortgage (or direct the sale of the Mortgaged Property, as the case may be) subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Mortgaged Property, or to terminate such tenant’s rights in such sale will not be asserted by the Mortgagor as a defense to any proceeding instituted by the Mortgagee to collect the Secured Obligations or to foreclose the liens of this Mortgage.

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(d) Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as valid liens on the Mortgaged Property for the amount secured hereby.

9. Security Agreement under Uniform Commercial Code. (a) In addition to being a real property mortgage, this Mortgage constitutes a “security agreement” within the meaning of the Uniform Commercial Code of the State (the “Code”). If an Enforcement Event shall occur and be continuing, then in addition to having any other right or remedy available at law or in equity, the Mortgagee shall have the option, subject to applicable law, of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with the Mortgagee’s rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If the Mortgagee shall elect to proceed under the Code, then ten (10) Business Days’ notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Mortgagee shall include, but not be limited to, reasonable attorneys’ fees and customary legal expenses. At the Mortgagee’s request, the Mortgagor shall assemble the personal property and make it available to the Mortgagee at a place designated by the Mortgagee which is reasonably convenient to both parties.

(b) Certain portions of the Mortgaged Property are or will become “fixtures” (as that term is defined in the Code) on the Land, and this Mortgage, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Code upon such portions of the Mortgaged Property that are or become fixtures. The real property to which the fixtures relate is described in Schedule A hereto. The record owner of the real property described in Schedule A hereto is the Mortgagor. For purposes of Article Nine of the Code, (i) the Mortgagor is the “debtor” and is the type of organization formed in the jurisdiction of organization as set forth in the Preamble of this Mortgage, (ii) the organization number assigned debtor by the state in which debtor is organized is [            ], (iii) the Mortgagee is the “secured party,” (iv) information concerning the security interests created hereby may be obtained from the Mortgagee at its address set forth in the Preamble of this Mortgage, (v) the Mortgagor’s mailing address is set forth in the Preamble of this Mortgage, and (vi) this financing statement is to be recorded in the real property records for the county in which the Mortgaged Property is located.

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10. Assignment of Rents. The Mortgagor hereby assigns to the Mortgagee the Rents as further security for the payment and performance of the Secured Obligations, and the Mortgagor grants to the Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Secured Obligations. The foregoing assignment and grant is present and absolute and shall continue in effect until the Secured Obligations are fully paid, but the Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and the Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence and during the continuance of an Enforcement Event; such right of the Mortgagor to collect, receive, use and retain the Rent may be revoked by the Mortgagee upon the occurrence and during the continuance of any Enforcement Event, by giving not less than ten (10) days’ written notice of such revocation to the Mortgagor; in the event such notice is given, the Mortgagor shall pay over to the Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and any Rents collected from the Premises. If the Mortgagor shall pay (or cause to be paid) the Secured Obligations on or before the date the same are required to be paid, then this assignment shall terminate and be of no further force or effect, and all right, title and interest conveyed pursuant to this assignment shall become vested in the Mortgagor without the necessity of any further act or requirement by the Mortgagor or the Mortgagee. The Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any). [The Mortgagee shall be entitled to all of the rights and benefits conferred by Act No. 210 of the Michigan Public Acts of 1953 as it may be amended, including by Act No. 151 of the Michigan Public Acts of 1966 (MCLA 554,231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as it may be amended, including by Act No. 55 of the Michigan Public Acts of L933 (MCLA 554.211 et seq.).] [Local Counsel: Please insert appropriate statutory reference.] The collection of rents by the Mortgagee shall in no way waive the right of the Mortgagee to foreclose this Mortgage upon the occurrence and during the continuance of an Enforcement Event.

11. Additional Rights. The holder of any subordinate lien or subordinate deed of trust on the Mortgaged Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Mortgage nor shall the Mortgagor consent to any holder of any subordinate lien or subordinate deed of trust joining any tenant under any Lease in any action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Mortgage all subordinate lienholders and the mortgagees and beneficiaries under subordinate mortgages are subject to and notified of this provision, and any action taken by any such lienholder or beneficiary contrary to this provision shall be null and void. Upon the occurrence and during the continuance of any Enforcement Event, the Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with the Mortgagee under this Mortgage against all or any part of the Secured Obligations. Any such application shall not be construed to cure or waive any Enforcement Event or invalidate any act taken by the Mortgagee on account of such Enforcement Event.

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12. Notices. All notices, requests, demands and other communications hereunder shall be given in accordance with the provisions of Section 6.1 of the Collateral Trust Agreement to the Mortgagor and to the Mortgagee as specified therein.

13. No Oral Modification. This Mortgage may not be amended, supplemented or otherwise modified except in accordance with the provisions of Section 6.3 of the Collateral Trust Agreement. Any agreement made by the Mortgagor and the Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

14. Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding anything to the contrary contained in this Mortgage or in any provisions of any Transaction Document, the obligations of the Mortgagor and of any other obligor under any Transaction Documents shall be subject to the limitation that the Secured Parties shall not charge, take or receive, nor shall the Mortgagor or any other obligor be obligated to pay to the Secured Parties, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by the Secured Parties.

15. The Mortgagor’s Waiver of Rights. (a) The Mortgagor hereby voluntarily and knowingly releases and waives any and all rights of redemption from sale under any order or decree of foreclosure (whether full or partial), pursuant to rights, if any, therein granted, as allowed under any applicable law, on its own behalf, on behalf of all persons claiming or having an interest (direct or indirectly) by, through or under each constituent of the Mortgagor and on behalf of each and every person acquiring any interest in the Mortgaged Property subsequent to the date hereof, it being the intent hereof that any and all such rights of redemption of each constituent of the Mortgagor and all such other persons are and shall be deemed to be hereby waived to the fullest extent permitted by applicable law or replacement statute. Each constituent of the Mortgagor shall not invoke or utilize any such law or laws or otherwise hinder, delay, or impede the execution of any right, power, or remedy herein or otherwise granted or delegated to the Mortgagee, but shall permit the execution of every such right, power, and remedy as though no such law or laws had been made or enacted.

(b) To the fullest extent permitted by applicable law, the Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Secured Obligations or the creation or extension of a period of redemption from any sale made in collecting such debt, and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent the Mortgagor may do so, the Mortgagor agrees that the Mortgagor

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will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and the Mortgagor, for the Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature (except as expressly provided in the Collateral Trust Agreement) or declare due the whole of the secured indebtedness and marshalling in the event of exercise by the Mortgagee of the foreclosure rights, power of sale, or other rights hereby created.

16. Remedies Not Exclusive. The Mortgagee shall be entitled to enforce payment and performance of the Secured Obligations and to exercise all rights and powers under this Mortgage or under any of the other Transaction Documents or any laws now or hereafter in force, notwithstanding that some or all of the Secured Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect the Mortgagee’s rights to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being agreed that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as the Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Transaction Documents to the Mortgagee or to which the Mortgagee may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee, as the case may be. In no event shall the Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to the Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a “mortgagee in possession,” and the Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

17. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, the Mortgagee shall now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Secured Obligations upon other property in the State (whether or not such property is owned by the Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by applicable law, the Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Secured Obligations (including the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is

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located. The Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Secured Parties to extend the indebtedness borrowed pursuant to or guaranteed by the Transaction Documents, and the Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Mortgagor further agrees that if the Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Secured Obligations, or if the Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State, the Mortgagee may commence or continue any foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and the Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage, nor the exercise of any other rights hereunder nor the recovery of any judgment by the Mortgagee in any such proceedings or the occurrence of any sale in any such proceedings shall prejudice, limit or preclude the Mortgagee’s right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State) which directly or indirectly secures the Secured Obligations, and the Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgage, and the Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by applicable law, the Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Secured Obligations (directly or indirectly) in the most economical and least time-consuming manner.

18. Successors and Assigns. All covenants of the Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of the Mortgagee, and its successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by the Mortgagee at any time if in its sole discretion such a waiver is deemed advisable. All such covenants of the Mortgagor shall run with the land and bind the Mortgagor, the successors and assigns of the Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of the Mortgagee and its successors and assigns. The word “Mortgagor” shall be construed as if it read “Mortgagors” whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of Mortgagors shall be joint and several.

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19. No Waivers, etc. Any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Mortgagor. The Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the liens of this Mortgage or the priority of such liens over any subordinate lien or deed of trust. The Mortgagor hereby waives any defense based on impairment of the collateral.

20. Governing Law, etc. This Mortgage shall be governed by and construed and interpreted in accordance with the laws of the State.

21. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word “Mortgagor” shall mean “the Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein”; the word ‘Mortgagee” shall mean “the Mortgagee or any successor agent for the Secured Parties”; the word “person” shall include any individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, or other entity; and the words “Mortgaged Property” shall include any portion of the Mortgaged Property or interest therein, but shall not include any Excluded Collateral. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

22. Future Advance Mortgage. This Mortgage is a “Future Advance Mortgage” under [MCLA 565.901 et seq.] [Local Counsel: Please insert appropriate statutory reference.] All future advances under this Mortgage and the Transaction Documents shall have the applicable priority as if the future advance was made on the date that this Mortgage was recorded. Notice is hereby given that the Secured Obligations secured hereby may increase as a result of not only future advances, but also defaults hereunder by the Mortgagor, which may include (but are not limited to) unpaid interest or late charges, unpaid taxes, assessments or insurance premiums which the Mortgagee elects to advance, defaults under leases that the Mortgagee elects to cure, attorney fees or costs incurred in enforcing its rights, or other expenses incurred by the Mortgagee in protecting the Premises, the security of this Mortgage or the Mortgagee’s rights and interests.

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23. Collateral Trustee. (a) Upon the occurrence and during the continuance of an Enforcement Event, the Mortgagor appoints the Mortgagee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Mortgagor and in the name of the Mortgagor or in its own name, for the purpose of carrying out the terms of this Mortgage, upon the occurrence of and during the continuance of an Enforcement Event, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Mortgage, upon the occurrence of and during the continuance of an Enforcement Event, and, without limiting the generality of the foregoing, the Mortgagor hereby gives the Mortgagee the power and right, on behalf of the Mortgagor, with notice to the Mortgagor, to do any or all of the following, upon the occurrence of and during the continuance of an Enforcement Event:

(i) pay or discharge taxes and Liens levied or placed on or threatened against the Mortgaged Property, effect any repairs or any insurance called for by the terms of this Mortgage and pay all or any part of the premiums therefore and the costs thereof.

(ii)(1) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect amounts due with respect to the Mortgaged Property or any portion thereof and to enforce any other right in respect of any Mortgaged Property; (2) defend any suit, action or proceeding brought against the Mortgagor with respect to any Mortgaged Property; (3) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Mortgagee may deem appropriate; and (4) do, at the Mortgagee’s option and the Mortgagor’s expense, at any time, or from time to time, all acts and things which the Mortgagee deems necessary to protect or preserve the Mortgaged Property and the Mortgagee’s and the Secured Parties’ security interests therein and to effect the intent of this Mortgage, all as fully and effectively as the Mortgagor might do.

(iii) If the Mortgagor fails to perform or comply with any of its agreements contained herein, the Mortgagee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(iv) The expenses of the Mortgagee incurred in connection with actions undertaken as provided in this Section 23, together with interest thereon at the Default Rate, from the date of payment by the Mortgagee to the date reimbursed by the Mortgagor, shall be payable by the Mortgagor to the Mortgagee on demand.

(v) The Mortgagor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Mortgage are coupled with an interest and are irrevocable until this Mortgage is terminated and the liens and security interests created hereby are released.

(b) The Mortgagee’s sole duty with respect to the custody, safekeeping and physical preservation of the Mortgaged Property in its possession, shall be to deal with it in the same

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manner as the Mortgagee deals with similar property for its own account. Neither the Mortgagee, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Mortgaged Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Mortgaged Property upon the request of the Mortgagor or any other Person or to take any other action whatsoever with regard to the Mortgaged Property or any part thereof, the powers conferred on the Mortgagee and the Secured Parties hereunder are solely to protect the Mortgagee’s and the Secured Parties’ interests in the Mortgaged Property and shall not impose any duty upon the Mortgagee or any Secured Party to exercise any such powers. The Mortgagee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Mortgagor for any act or failure to act hereunder, except for their own gross negligence (or simple negligence in the handling of funds), willful misconduct or material breach of any Transaction Document.

(c) Pursuant to any applicable law, the Mortgagor authorizes the Administrative Agent, on behalf of the Mortgagee, to file or record financing statements and other filing or recording documents or instruments with respect to the Mortgaged Property in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Mortgagee under this Mortgage; provided, that no financing statement shall be filed with a collateral description that is more extensive than the description contained in the financing statement filed in connection with the initial closing under the Credit Agreement without the consent of the Mortgagor; and provided further, that the Mortgagor’s authorization hereunder is limited to the extent provided in Section 4.7 of the Collateral Trust Agreement.

(d) The Mortgagor acknowledges that the rights and responsibilities of the Mortgagee under this Mortgage with respect to any action taken by the Mortgagee or the exercise or non-exercise by the Mortgagee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Mortgage shall, as between the Mortgagee and the Secured Parties, be governed by the Collateral Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Mortgagee and the Mortgagor, the Mortgagee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Mortgagor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

24. Releases. (a) At the time and to the extent provided in Section 6.12 of the Collateral Trust Agreement, the Mortgaged Property shall be released from the Liens created hereby, and this Mortgage and all obligations (other than those expressly stated to survive such termination) of the Mortgagee and the Mortgagor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, except as required by applicable law, and all rights to the Mortgaged Property shall revert to the Mortgagor. Notwithstanding the foregoing, at the request of the Mortgagor, the Mortgagee will execute, file, and record, or cause to be executed, filed, and recorded, such instruments as may from time to time be requested by the Mortgagor to give effect to the foregoing.

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(b) At the times and to the extent provided in Section 6.12 of the Collateral Trust Agreement, the Mortgaged Property so specified shall be released from the Liens created hereby on such Mortgaged Property, in accordance with the provisions of the Collateral Trust Agreement, and at the request of the Mortgagor, the Mortgagee will execute, file and record, or cause to be executed, filed and recorded, such instruments as may from time to time be requested by the Mortgagor to give effect to the foregoing.

25. Construction of Provisions. The following rules of construction shall apply for all purposes of this Mortgage unless the context otherwise requires; (a) all references to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Mortgage and such Exhibits are incorporated into this Mortgage as if fully set forth in the body of this Mortgage; (b) all Article, Section, and Exhibit captions are used for convenience and reference only and in no way define, limit, or in any way affect this Mortgage; (c) words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa; (d) no inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion of this Mortgage; (e) all obligations of the Mortgagor hereunder shall be performed and satisfied by or on behalf of the Mortgagor at the Mortgagor’s sole expense; (f) the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to”; (g) the terms “Mortgaged Property”; “Land,” and “Improvements” shall be construed as if followed by the phrase “or any part thereof”; (h) the term “Secured Obligations” shall be construed as if followed by the phrase “or any other sums secured hereby, or any part thereof”; (i) the term “person” shall include natural persons, firms, partnerships, corporations, governmental authorities or agencies, and any other public or private legal entities, as applicable, (j) references to any law, statute, treaty, rule or regulation shall (unless otherwise specified) be construed as including all statutory provisions, regulatory provisions, rulings, opinions, determinations or other provisions consolidating, amending, replacing, supplementing or interpreting such law, treaty, statute, rule or regulation; (k) the term “provisions” when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase “terms, covenants, agreements, requirements, and/or conditions”; (l) the term “lease” shall mean “tenancy, subtenancy, lease, sublease, or rental agreement,” the term “lessor” shall mean “landlord, sublandlord, lessor, and sublessor”; and the term “tenants” or “lessee” shall mean “tenant, subtenant, lessee, and sublessee”; (m) the term “owned” shall mean “now owned or later acquired”; (n) the terms “any” and “all” shall mean “any or all”; and (o) the term “on demand” or “upon demand” shall mean “within ten (10) Business Days after written notice”.

26. Miscellaneous. If title to the Mortgaged Property becomes vested in any person other than the Mortgagor, the Mortgagee may, without notice to the Mortgagor, deal with such person regarding this Mortgage or the Secured Obligations in the same manner as with the Mortgagor without in any way vitiating or discharging the Mortgagor’s liability under this Mortgage or being deemed to have consented to the vesting. If both the lessor’s and lessee’s interest under any Lease ever becomes vested in any one person, this Mortgage and the liens and security

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interests created hereby shall not be destroyed or terminated by the application of the doctrine of merger and the Mortgagee shall continue to have and enjoy all its rights and privileges as to each separate estate. Upon foreclosure (or transfer of title by power of sale) of this Mortgage, none of the Leases shall be destroyed or terminated as a result of such foreclosure (or sale), by application of the doctrine of merger or as a matter of law, unless the Mortgagee takes all actions required by law to terminate the Leases as a result of foreclosure (or sale). All of the Mortgagor’s covenants and agreements hereunder shall run with the land and time is of the essence. The Mortgagor appoints the Mortgagee as its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, with respect to the execution, acknowledgment, delivery, filing or recording for and in the name of the Mortgagor of this Mortgage. The provisions of this Mortgage shall be binding upon the Mortgagor and its heirs, devisees, representatives, successors, and assigns including successors in interest to the Mortgaged Property and inure to the benefit of the Mortgagee and its heirs, successors, substitutes, substitute trustees, and assigns. Where two or more persons have executed this Mortgage, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise. This Mortgage may be executed in any number of counterparts with the same effect as if all parties had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

27. State-Specific Provisions.

[Local Counsel: Insert state-specific provisions here.]

28. Collateral Trust Agreement. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to this Mortgage and the exercise of any right or remedy hereunder by the Collateral Trustee at any time that an Enforcement Event shall have occurred and be continuing, are subject to the provisions of the Collateral Trust Agreement, and may be exercised only as and when, and to the extent, provided therein. In the event of any conflict between the terms of the Collateral Trust Agreement and this Mortgage, the terms of the Collateral Trust Agreement will govern.

(Signature page follows)

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[SIGNATURE PAGE OF GENERAL MOTORS LLC]

This Mortgage has been duly executed by the Mortgagor as of the date first above-written and is intended to be effective as of the date first above written.

GENERAL MOTORS LLC, a Delaware limited liability company (f/k/a General Motors Company)

By:
Name:
Its:	[		],
GM Worldwide Real Estate

STATE OF	)
) SS
COUNTY OF	)

I, the undersigned, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                                         , the duly appointed [                    ] of GM Worldwide Real Estate of General Motors LLC, a Delaware limited liability company (f/k/a General Motors Company), personally known to me to be the same person whose name is subscribed to the foregoing instrument, in such capacity appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her free and voluntary act and as the free and voluntary act and deed of said entity, pursuant to authority granted by the entity, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this              day of [            ].

Notary Public
My commission expires

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[SIGNATURE PAGE OF RIVERFRONT HOLDINGS INC.]

This Mortgage has been duly executed by the Mortgagor as of the date first above-written and is intended to be effective as of the date first above written.

RIVERFRONT HOLDINGS, INC., a

Delaware corporation

By:
Name:
Its:

STATE OF	)
) SS
COUNTY OF	)

I, the undersigned, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                                         , the duly appointed [                    ] of Riverfront Holdings, Inc., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, in such capacity appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her free and voluntary act and as the free and voluntary act and deed of said entity, pursuant to authority granted by the entity, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this              day of [            ].

Notary Public
My commission expires

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[SIGNATURE PAGE OF RIVERFRONT HOLDINGS PHASE II, INC.]

This Mortgage has been duly executed by the Mortgagor as of the date first above-written and is intended to be effective as of the date first above written.

RIVERFRONT HOLDINGS PHASE II,

INC., a Delaware corporation

By:
Name:
Its:

STATE OF	)
) SS
COUNTY OF	)

I, the undersigned, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                                         , the duly appointed [                    ] of Riverfront Holdings Phase II, Inc., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, in such capacity appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her free and voluntary act and as the free and voluntary act and deed of said entity, pursuant to authority granted by the entity, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this              day of [            ].

Notary Public
My commission expires

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SCHEDULE A

THE LAND

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EXHIBIT F to Credit Agreement

FORM OF BORROWING BASE CERTIFICATE

                    , 20

To:	Citibank, N.A., as Administrative Agent under the Credit Agreement referred to below

Re:	Credit Agreement, dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC (together with its successors and permitted assigns, the “Borrower”), the lenders from time to time party thereto, as lenders (the “Lenders”), Citibank, N.A., as administrative agent (in such capacity, together with any successor thereto in such capacity, the “Administrative Agent”), and Bank of America, N.A., as syndication agent

This Borrowing Base Certificate (this “Certificate”) is furnished pursuant to Section 6.2(b) of the Credit Agreement. Unless otherwise defined herein, terms used in this Borrowing Base Certificate have the meanings assigned to such terms in the Credit Agreement. I, the undersigned, a Responsible Officer of the Borrower, do hereby certify, in the name and on behalf of the Borrower, and without assuming any personal liability, as follows:

1. I am [the] [a] duly elected [insert title of Responsible Officer] of the Borrower;

2. Schedule I to this Borrowing Base Certificate sets forth the calculation of the Borrowing Base as of the end of the most recent fiscal quarter covered by the financial statements delivered or deemed delivered pursuant to Section 6.1 of the Credit Agreement.

3. To the best of my knowledge, the Borrowing Base set forth on Schedule I to this Borrowing Base Certificate has been calculated in accordance with Schedule 1.1B of the Credit Agreement based on the accounting records of the Borrower and the Borrowing Base and the information set forth on Schedule I to this Borrowing Base Certificate is true and correct in all material respects.

4. [The Outstanding Amount of Covered Debt (calculated on a pro forma basis after giving effect to the incurrence, and the use of proceeds, of any Covered Debt to be incurred or repaid on the Closing Date) does not exceed the Borrowing Base.]1

[signature page follows]

[1]	Closing Date only.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

The foregoing certifications, together with the information set forth in Schedule I to this Borrowing Base Certificate, are made and delivered in my capacity described in paragraph 1 above for and on behalf of the Borrower.

GENERAL MOTORS HOLDINGS LLC

By:
Name:
Title:

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SCHEDULE I to Borrowing Base Certificate

BORROWING BASE:

Asset Category	Eligible Value	Advance Rate	Borrowing Base
1, Eligible Receivables		[**]

2. Eligible Inventory		[**]

3. Eligible Closing Date Pledged Intercompany Notes:

Loan Agreement, dated as of December 18, 2009, by and between General Motors Holdings LLC and GM Holden Limited		[**]

Revolving Loan Agreement, dated as of September 30, 2010, by and between General Motors Holdings LLC and Adam Opel GmbH		[**]

Total Eligible Closing Date Pledged Intercompany Notes:

4. Eligible Foreign Pledged Capital Stock:

Controlodora General Motors, S.A. de C.V. (Mexico)		[**]

General Motors Africa & Middle East FZE (United Arab Emirates)		[**]

General Motors Colmotores S.A. (Colombia)		[**]

General Motors del Ecuador S.A. (Ecuador)		[**]

General Motors do Brasil Ltda. (Brazil)		[**]

General Motors of Canada Limited (Canada)		[**]

Omnibus BB Transportes S.A. (Ecuador)		[**]

5. Total Eligible Foreign Pledged Capital Stock:

6. Eligible Ally Pledged Capital Stock:		[**]

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Asset Category	Eligible Value	Advance Rate	Borrowing Base

7. Eligible Domestic Pledged Capital Stock:[2]		[**]

8. Eligible P&E:		[**]

9. Eligible Real Estate:		[**]

10. Eligible Cash:[3]		[**]

11. Eligible Technology[4]:	[**]

12. Eligible Trademarks[5]:	[**]

13. Eligible Post Closing Date Pledged Intercompany Notes:
N/A
N/A

Total Eligible Post Closing Date Pledged Intercompany Notes:

Less Intangibles Reserve (if applicable)			(	)

Borrowing Base:

[2]	The Borrower does not intend to seek Borrowing Base credit for Eligible Domestic Pledged Capital Stock at the Closing Date but reserves its right to do so at any time and from time to time thereafter.
[3]	The Borrower does not intend to seek Borrowing Base credit for Eligible Cash at the Closing Date but reserves its right to do so at any time and from time to time thereafter.
[4]	Subject to restrictions in the proviso to Aggregate Borrowing Base Amount.
[5]	Subject to restrictions in the proviso to Aggregate Borrowing Base Amount.

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EXHIBIT G to Credit Agreement

FORM OF CLOSING CERTIFICATE

CERTIFICATE

of

[NAME OF LOAN PARTY]

This Certificate is furnished pursuant to Section 5.2(e) of that certain Credit Agreement, dated as of October 27, 2010 (the “Credit Agreement”), between General Motors Holdings LLC, a Delaware limited liability company [(the “Borrower”)] [the “Company”)], the lenders party thereto, Citibank, N.A., as administrative agent (the “Administrative Agent”), and Bank of America, N.A., as syndication agent. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to such terms in the Credit Agreement.

I, the undersigned, [Assistant] Secretary of [the Company] [[Name of Loan Party], a Delaware [corporation] [limited liability company] (the “Company”)], do hereby certify, in the name and on behalf of the Company, and without assuming any personal liability, that:

1. Attached hereto as Annex I is a true and complete copy of the [Certificate of Incorporation][Certificate of Formation] of the Company as in effect of the date hereof. There have been no amendments to the [Certificate of Incorporation] [Certificate of Formation] of the Company since             , 2010, and no action has been taken by the Company, its [Board of Directors][Managers], or officers in contemplation of liquidation or dissolution of the Company.

2. Attached hereto as Annex II is a true, correct and complete copy of the [by-laws][Limited Liability Company Agreement][Operating Agreement] of the Company as in effect on the date hereof.

3. Attached hereto as Annex III is a true, correct and complete copy of resolutions duly adopted by the Board of [Directors] [Managers] of the Company [at a meeting thereof] [by unanimous written consent] as of the      day of             , 2010; such resolutions have not in any way been revoked, modified, amended, or rescinded, have been in full force and effect since their adoption to and including the date hereof, and are now in full force and effect, and are the only organizational proceedings of the Company now in force relating to or affecting the matters referred to therein, and the [Credit Agreement and the other] Loan Documents to which the Company is a party are in substantially the forms of those documents submitted to and approved by the Board of Directors of the Company [at such meeting].

4. The persons named in Annex IV attached hereto have been duly elected, have duly qualified as and at all times since             , 2010 (to and including the date hereof), have been officers of the Company holding the respective offices set forth therein opposite their names, and the signatures set forth therein opposite their names are their genuine signatures.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

Witness my hand this 27th day of October, 2010.

[Assistant] Secretary

I, the undersigned, [[Assistant] Secretary][Responsible Officer] of the Company, do hereby certify, in the name and on behalf of the Company, and without assuming any personal liability, that:

1.                                          is [a] [the] duly elected and qualified [Assistant] Secretary of the Company and the signature above is [his][her] genuine signature.

2. [The representations and warranties on the part of the Company contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation and warranty expressly relates solely to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date.]1

3. [No Default or Event of Default has occurred and is continuing as of the date hereof.]2

WITNESS my hand on this 27th day of October, 2010.

[[Assistant] Secretary][Responsible Officer of Company]

[1]	To be included in Certificate relating to the Borrower only.
[2]	To be included in Certificate relating to the Borrower only.

2

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ANNEX I to Certificate

[Copy of the Certificate of [Incorporation][Formation]]

of

[NAME OF LOAN PARTY]]

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ANNEX II to Certificate

[Copy of the [by-laws] [Limited Liability Company Agreement][Operating Agreement]

of

[NAME OF LOAN PARTY]]

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ANNEX III to Certificate

Resolutions of the Board of [Directors] [Managers] of [Name of Loan Party]

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ANNEX IV to Certificate

Name of Officer	Office	Signature

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EXHIBIT H to Credit Agreement

FORM OF ASSIGNMENT AND ASSUMPTION

ASSIGNMENT AND ASSUMPTION, dated as of             , 20     (as amended, supplemented or modified from time to time, this “Agreement”), between [NAME OF ASSIGNOR], a Lender under the Credit Agreement referred to below (the “Assignor”), and [NAME OF ASSIGNEE] (the “Assignee”).

Reference is made to the Credit Agreement, dated as of October 27, 2010 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among GENERAL MOTORS HOLDINGS LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Borrower”), the lenders from time to time party thereto (together with their respective successors and permitted assigns, collectively, the “Lenders”), Citibank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent. Unless otherwise defined herein, terms used herein have the meanings assigned to such terms in the Credit Agreement.

The Assignor and the Assignee hereby agree as follows:

1. The Assignor hereby irrevocably sells and assigns to the Assignee, without recourse to, or (except as otherwise provided in Section 2 below) warranty by, the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor, without recourse to, or (except as otherwise provided in Section 2 below) warranty by, the Assignor, as of the Trade Date (as defined below), the interest described in Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to its [Commitment [and all outstanding Letters of Credit issued by an Issuing Lender other than the Assignor]1][and outstanding Loans], in a principal amount for the Assigned Interest as set forth on Schedule 1 hereto; provided, however, it is expressly understood and agreed that (i) the Assignor is not assigning to the Assignee and the Assignor shall retain (A) all of the Assignor’s rights under Section 10.5 of the Credit Agreement with respect to any cost, reduction or payment incurred or made prior to the Trade Date, including, without limitation the rights to indemnification and to reimbursement for taxes, costs and expenses and (B) any and all amounts paid to the Assignor prior to the Trade Date and (ii) the Assignee shall be entitled to the benefits of Section 10.5 of the Credit Agreement from and after the Trade Date.

2. The Assignor (a) makes no representation or warranty, and assumes no responsibility, with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument

[1]	Insert bracketed text if the Assignor is an L/C Participant and Letters of Credit issued by another Issuing Lender are outstanding.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

or document furnished pursuant thereto; provided, that the Assignor represents and warrants to the Assignee, to the Borrower, and to the Administrative Agent that the Assignor is the legal and beneficial owner of the Assigned Interest being assigned by it hereunder and that the Assigned Interest is free and clear of any adverse claim, (b) makes no representation or warranty, and assumes no responsibility, with respect to the financial condition of the Parent or any of its Subsidiaries or of the Borrower or any of its Subsidiaries or the performance or observance by the Parent or any of its Subsidiaries or the Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, and (c) attaches any Note held by it evidencing the Loans made and to be made by it and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Note(s) for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Loans or its Commitment, requests that the Administrative Agent exchange the attached Note(s) for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment of the Assigned Interest being made hereby (and after giving effect to any other assignments which have become effective on the Trade Date).

3. The Assignee (a) represents and warrants to the Assignor, to the Borrower, and to the Administrative Agent that (i) it is not an Ineligible Assignee (unless the Borrower has specifically approved the Assignee), and (ii) it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered or deemed delivered pursuant to Section 6.1 thereof (or, if none of such financial statements shall have then been delivered or deemed delivered, then copies of the financial statements referred to in Section 4.1 thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent and the Collateral Trustee to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent or the Collateral Trustee by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (f) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms pursuant to Section 2.14(d) of the Credit Agreement.

4. The effective date of this Agreement shall be the Trade Date of Assignment described in Schedule 1 hereto (the “Trade Date”). Following the execution of this Agreement by the Assignor, the Assignee, the Borrower and each relevant Issuing Lender (in the case of the Borrower and each such Issuing Lender, to the extent that the consent of any such Person is required or permitted by the Credit Agreement), it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to Section 10.6 of the Credit Agreement, effective as of the Trade Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of acceptance and recording by the Administrative Agent) of this Agreement, executed as aforesaid.

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5. Upon such acceptance and recording, from and after the Trade Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Trade Date and to the Assignee for amounts which have accrued subsequent to the Trade Date.

6. From and after the Trade Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

7. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8. This Agreement may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

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[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

, as Assignor

By:
Name:
Title:

, as Assignee

By:
Name:
Title:

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[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

Accepted and Consented to:2

[CITIBANK, N.A.], as Administrative Agent

By:
Name:
Title:

Consented to:

GENERAL MOTORS HOLDINGS LLC

By:
Name:
Title:

[Issuing Lender]

By:
Name:
Title:

[Issuing Lender]

By:
Name:
Title:

[2]

Prior written consent of the Borrower, the Administrative Agent, each relevant Issuing Lender is required unless, (x) the Assignee is an existing Lender, or (y) in the case of the Borrower only, if an Event of Default under Section 8(a) or (f) of the Credit Agreement has occurred and is continuing.

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SCHEDULE 1 to Assignment and Assumption

This Schedule 1 is attached to and incorporated in the Assignment and Assumption, dated as of             , 20     (as amended, supplemented or modified from time to time, the “Assignment and Assumption”), between [NAME OF ASSIGNOR], a Lender under the Credit Agreement referred to below (the “Assignor”), and [NAME OF ASSIGNEE] (the “Assignee”).

Reference is made to the Credit Agreement, dated as of October 27, 2010 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among GENERAL MOTORS HOLDINGS LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Borrower”), the lenders from time to time party thereto (together with their respective successors and permitted assigns, collectively, the “Lenders”), Citibank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent. Unless otherwise defined herein, terms used herein have the meanings assigned to such terms in the Credit Agreement.

Legal Name of the Assignor:

Legal Name of the Assignee:

(a)	[The Assignee is an affiliate of: [Name of Lender]]

(b)	[The Assignee is an Approved Fund administered or managed by: [Name of Lender][an affiliate of [Name of Lender]][an entity or an affiliate of an entity that administers or manages [Name of Lender]]

(c)	The Assignee is [not an Ineligible Assignee] [is an Ineligible Assignee, but the Borrower has consented to the assignment by the Assignor to the Assignee.]

Principal Amount Assigned	Commitment Percentage Assigned

4. Trade Date of Assignment (the “Trade Date”):             , 20    .3

The Assignee shall deliver to the Administrative Agent and the Borrower an administrative questionnaire in a form approved by the Administrative Agent in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable Requirements of Law, including Federal and state securities laws.

[3]	To be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the Register therefor.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT I to Credit Agreement

FORM OF OPINION OF IN-HOUSE COUNSEL TO THE LOAN PARTIES

October 27, 2010

Citibank, N.A., as Administrative Agent

under the Credit Agreement hereinafter referred to

and the Lenders listed on Schedule 1.1A thereto

Re:	General Motors Holdings LLC
Credit Agreement dated as of October 27, 2010

Ladies and Gentlemen:

As attorneys on the Legal Staff of General Motors Company, a Delaware corporation (the “Parent”), we have acted in that capacity on behalf of the Parent, General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”), and the subsidiaries of the Borrower listed on Schedule I hereto (collectively, the “Initial Subsidiary Guarantors”, and each, an “Initial Subsidiary Guarantor”; and, together with the Parent, collectively, the “Guarantors”, and each, a “Guarantor”; and, together with the Borrower and the Parent, collectively, the “Loan Parties”, and each, a “Loan Party”), in connection with the preparation, execution, and delivery of (i) the Credit Agreement, dated as of October 27, 2010 (the “Credit Agreement”), among the Borrower, the lenders party thereto (collectively, the “Lenders”, and each, a “Lender”), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and (ii) certain additional Loan Documents referred to below which have been executed and delivered by one or more of the Loan Parties. Unless otherwise defined herein, terms used herein have the meanings assigned to such terms in the Credit Agreement. This opinion is rendered to you pursuant to Section 5.2(f)(i) of the Credit Agreement.

In connection with this opinion, we have examined, or caused to be examined, originals or copies of the following documents:

(i) the Credit Agreement, executed by the Borrower, the Lenders, the Administrative Agent and the Syndication Agent;

(ii) the Guarantee, executed by each Guarantor;

(iii) the Security Agreement, executed by the Borrower, each Initial Subsidiary Guarantor, and the Collateral Trustee;

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Citibank, N.A., as Administrative Agent

October 27, 2010

(iv) the Securities Account Control Agreement among the Collateral Trustee, as “Secured Party”, the Borrower, as “Pledgor”, and Citibank, N.A., as “Securities Intermediary”;

(v) the Mortgages relating to the Mortgaged Property listed on Schedule 1.1E to the Collateral Trust Agreement, each executed by the Borrower or an Initial Subsidiary Guarantor in favor of the Collateral Trustee;

(vi) the Patent Security Agreement, executed by General Motors LLC, GM Global Technology Operations, Inc., and the Collateral Trustee;

(vii) the Trademark Security Agreement, executed by General Motors LLC, OnStar, LLC, and the Collateral Trustee;

(viii) the Note, executed by the Borrower in favor of Lloyds TS Bank Plc in the maximum principal amount of $100,000,000.00;

(ix) the Note, executed by the Borrower in favor of Banco Itaú Europa, S.A. - Sucursal Financeira Internacional in the maximum principal amount of $100,000,000.00;

(x) the Certificate of Incorporation, the Articles of Incorporation, or the Certificate of Formation, as applicable, of each Loan Party (collectively, the “Charters”); and

(xi) the By-Laws or the Limited Liability Company Operating Agreement of each Loan Party certified by an officer of such Loan Party as being complete and in full force and effect as of the date of this opinion (collectively, the “By-Laws”).

The documents specified in subparagraphs (i) through (ix) above are referred to herein, collectively, as the “Loan Documents”. The documents specified in subparagraphs (iii) through (vii) above are referred to herein, collectively, as the “Collateral Documents”. The term “Organic Documents” means the Charters and the By-Laws of the Loan Parties.

In rendering this opinion, we have obtained, or caused to be obtained, such certificates and other information from public and government officials and from officers and employees of the Loan Parties, and have also examined, or caused to be examined, such documents and organizational and other records as we have considered necessary or appropriate for the purposes of this opinion. In such examination, we have assumed that each certificate obtained from a Governmental Authority relied on by us is accurate, complete and authentic, and that all relevant official public records to which each such certificate relates are accurate and complete. In addition, we have examined or caused to be examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon originals, or duplicates or certified or conformed copies, of such organizational and other records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Loan Parties, and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures (other than of those natural persons signing on behalf of the Loan Parties), the legal capacity of natural persons, the accuracy and completeness of all documents submitted to us, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents. As to questions of fact material to this opinion, we have relied upon certificates of public officials and of officers and representatives of the Loan Parties. In addition, we have relied as to certain matters of fact upon the representations made in the Loan Documents.

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Citibank, N.A., as Administrative Agent

October 27, 2010

Based upon and subject to the foregoing, and subject to the qualifications, assumptions and limitations set forth herein, it is our opinion that:

1. No Loan Party is an “investment company” or a company “controlled” by an “investment company”, registered or required to be registered as such within the meaning of the Investment Company Act of 1940, as amended.

2. The execution and delivery by each Loan Party of the Loan Documents to which it is a party, the borrowings by the Borrower in accordance with the terms of the Credit Agreement, and the payment of its obligations thereunder and the granting of the security interests to be granted by it pursuant to the Collateral Documents (a) will not result in any violation of (1) the Organic Documents of such Loan Party, (2) assuming that proceeds of borrowings will be used in accordance with the terms of the Credit Agreement, any Federal statute, the Delaware General Corporation Law (the “DGCL”), the Delaware Limited Liability Company Act (the “DLLCA”) or any rule or regulation issued pursuant to any Federal statute or the DGCL or the DLLCA or any order known to us issued by any court or governmental agency or body and (b) will not breach or result in a default under (in each case material to the Parent and its Subsidiaries considered as a whole), or result in the creation of any Lien upon (in each case material to the Parent and its Subsidiaries considered as a whole) any Loan Party’s properties pursuant to, the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other similar agreement or instrument known to us under which any Loan Party is a debtor or guarantor, other than the Liens created by the Collateral Documents or the Collateral Trust Agreement.

3. Except as set forth in any Report on Form 8-K, 10-K, or 10-Q of the Parent filed with the SEC or the Parent’s registration statement on Form S-1 (File No. 333-168919), and any amendments thereto filed with the SEC, we do not know of any legal or governmental proceeding pending or threatened to which any Loan Party is a party, or to which any property of any Loan Party is subject, that in either case questions the validity of the Loan Documents or involves a probable risk of an adverse decision that could reasonably be expected to have a Material Adverse Effect.

The opinions expressed above are subject to the following qualifications and limitations:

Whenever an opinion expressed herein is qualified by the phrase “to our knowledge,” “known to us,” or “nothing has come to our attention” or other phrase of similar import, such phrase is intended to mean the actual knowledge of information by the attorneys on the Legal Staff of the Parent who have been principally involved in drafting or reviewing the Loan Documents, but does not include other information that might be revealed if there were to be undertaken a canvass of all attorneys on the staff of the Parent, a general search of all files or any other type of independent investigation.

In rendering the opinions herein set forth, we have assumed with your permission and without independent verification (i) that each party to the Loan Documents is existing and in good standing in its jurisdiction of incorporation or formation, (ii) the power and authority of each party to the Loan Documents to execute, deliver and perform its obligations under the Loan Documents to which it is a party, (iii) the Loan Documents have been duly authorized, executed and delivered by each party thereto, (iv) each party to the Loan Documents has satisfied those legal requirements that are applicable to it to the extent necessary to make the Loan Documents to which it is a party enforceable against it, (v) the Loan Documents constitute legal, valid and binding obligations of each party thereto, enforceable against each such other party in accordance with its terms, (vi) that each party to the Loan Documents is in compliance with all applicable state and Federal laws regulating lenders or the conduct of their business, and (vii) that all parties to the transactions contemplated by the Loan Documents have acted and will continue to act in good faith.

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Citibank, N.A., as Administrative Agent

October 27, 2010

For purposes of the opinions expressed herein, we have assumed, without investigation, that the constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue.

Except as expressly provided herein, the opinions expressed herein are limited to the DGCL, DLLCA and the Federal law of the United States of America, which, in our experience, are normally applicable to general business corporations or companies that are not engaged in regulated business activities and to transactions of the type contemplated by the Loan Documents (without having made any investigation as to any other laws), and we do not express any opinion herein concerning the laws of any other jurisdiction (including foreign jurisdictions) or any other laws. Furthermore, the opinions expressed herein do not cover or otherwise address any law or legal issue which is identified in Annex A hereto.

The opinions expressed herein are limited to the specific issues addressed herein and are limited in all respects to documents, laws and facts existing on the date hereof. By rendering these opinions, we do not undertake to advise you of any changes in such documents, laws or facts that may occur after the date hereof.

The opinions expressed herein are rendered solely for your benefit (and the benefit of your permitted Assignees under the Credit Agreement) in connection with the transactions described herein. Those opinions may not be used or relied upon by any other Person, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency quoted, cited or otherwise referred to without our prior written consent.

In connection with the foregoing opinion, we wish to point out that we are members of the Bar of the State of Michigan and do not hold ourselves out as experts in the laws of states other than Michigan. However, we have made, or caused to be made, such investigation as we have deemed appropriate with respect to the DGCL and the DLLCA in connection with such opinion, and nothing has come to our attention in the course of such investigation which would lead us to question the correctness of such opinion.

Very truly yours,

GENERAL MOTORS COMPANY LEGAL STAFF

By
Kimberly K. Hudolin

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ANNEX A

Our opinions in this opinion do not cover or otherwise address any of the following laws, regulations or other governmental requirements or legal issues:

1. Federal securities laws and regulations (other than with respect to Investment Company Act of 1940, as amended, for purposes of our opinion paragraph numbered 1 above);

2. state “Blue Sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

3. Federal Reserve Board margin regulations;

4. pension and employee benefit laws and regulations (e.g., ERISA);

5. Federal and state laws and regulations concerning filing and notice requirements;

6. the statutes and ordinances, the administrative decisions and the rules and regulations and judicial decisions of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state, regional or local level) and judicial decisions;

7. the statutes and regulations, the administrative decisions and the rules and regulations of state or Federal public utilities commissions, state or Federal public service commissions and similar state or Federal agencies with jurisdiction over the provision of intrastate telecommunications, public utilities, banking, or insurance services that might be implicated by reason of the telecommunications, public utilities, banking or insurance business or other specifically regulated activities of a Loan Party or any other entity;

8. Federal and state antitrust and unfair competition laws and regulations; environmental laws and regulations; land use and subdivision laws and regulations; tax laws and regulations; racketeering laws and regulations (e.g., RICO); health and safety laws and regulations (e.g., OSHA); labor laws and regulations;

9. Federal patent, trademark and copyright, state trademark, and other Federal and state intellectual property laws and regulations;

10. Federal and state laws, regulations and policies concerning (i) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws;

11. other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes);

12. any laws, regulations, directives and executive orders that prohibit or limit the enforceability of obligations based on attributes of the party seeking enforcement (e.g., the Trading with the Enemy Act and the International Emergency Economic Powers Act); and

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Citibank, N.A., as Administrative Agent

October 27, 2010

13. the effect of any law, regulation or order which hereafter becomes effective.

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SCHEDULE I

INITIAL SUBSIDIARY GUARANTORS

	Name of Entity	Jurisdiction of Organization
1.	General Motors Asia Pacific Holdings, LLC	Delaware
2.	General Motors International Holdings, Inc.	Delaware
3.	General Motors LLC	Delaware
4.	General Motors Overseas Distribution Corporation	Delaware
5.	GM Components Holdings, LLC	Delaware
6.	GM Finance Co. Holdings LLC	Delaware
7.	GM Global Technology Operations, Inc.	Delaware
8.	GM LAAM Holdings, LLC	Delaware
9.	GM Preferred Finance Co. Holdings LLC	Delaware
10.	OnStar, LLC	Delaware
11.	Riverfront Holdings, Inc.	Delaware

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EXHIBIT J to Credit Agreement

FORM OF OPINION OF JENNER & BLOCK LLP

October 27, 2010

Citibank, N.A., as Administrative Agent

under the Credit Agreement hereinafter referred to

and the Lenders listed on Schedule 1.1A thereto

Re:	General Motors Holdings LLC
Credit Agreement dated as of October 27, 2010

Ladies and Gentlemen:

We have acted as New York counsel to General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”), General Motors Company, a Delaware corporation (the “Parent”), and the subsidiaries of the Borrower listed on Schedule I hereto (collectively, the “Initial Subsidiary Guarantors”, and each, an “Initial Subsidiary Guarantor”; and, together with the Parent, collectively, the “Guarantors”, and each, a “Guarantor”; and, together with the Borrower and the Parent, collectively, the “Loan Parties”, and each, a “Loan Party”), in connection with the preparation, execution, and delivery of (i) the Credit Agreement, dated as of October 27, 2010 (the “Credit Agreement”), among the Borrower, the lenders party thereto (collectively, the “Lenders”, and each, a “Lender”), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and (ii) certain additional Loan Documents referred to below which have been executed and delivered by one or more of the Loan Parties. Unless otherwise defined herein, terms used herein have the meanings assigned to such terms in the Credit Agreement, and “Secured Parties” has the meaning assigned to such term in the Collateral Trust Agreement. This opinion is rendered to you pursuant to Section 5.2(f)(ii) of the Credit Agreement.

In connection with this opinion, we have examined originals or copies of the following documents:

(i) the Credit Agreement, executed by the Borrower, the Lenders, the Administrative Agent and the Syndication Agent;

(ii) the Guarantee, executed by each Guarantor;

(iii) the Security Agreement, executed by the Borrower, each Initial Subsidiary Guarantor, and the Collateral Trustee;

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Citibank, N.A., as Administrative Agent

October 27, 2010

(iv) the Securities Account Control Agreement executed by the Collateral Trustee, as “Secured Party”, the Borrower, as “Pledgor”, and Citibank, N.A., as “Securities Intermediary” (the “Control Agreement”);

(v) the Mortgages relating to the Mortgaged Property listed on Schedule 1.1E to the Collateral Trust Agreement, each executed by the Borrower or an Initial Subsidiary Guarantor in favor of the Collateral Trustee;

(vi) the Patent Security Agreement, executed by General Motors LLC, GM Global Technology Operations, Inc. and the Collateral Trustee;

(vii) the Trademark Security Agreement, executed by General Motors LLC, OnStar, LLC and the Collateral Trustee;

(viii) the Note, executed by the Borrower in favor of Lloyds TS Bank Plc in the maximum principal amount of $100,000,000.00;

(ix) the Note, executed by the Borrower in favor of Banco Itaú Europa, S.A. - Sucursal Financeira Internacional in the maximum principal amount of $100,000,000.00; and

(x) unfiled copies of the financing statements (the “Delaware Financing Statements”) naming the Borrower or an Initial Subsidiary Guarantor, respectively, as debtor, and the Collateral Trustee, as secured party, to be filed in the office of the Secretary of State of the State of Delaware (the “Delaware Filing Office”) and attached hereto as Annex C.

The documents specified in subparagraphs (i) through (ix) above are referred to herein, collectively, as the “Loan Documents”. The documents specified in subparagraphs (iii) through (vii) above are referred to herein, collectively, as the “Collateral Documents”. The Collateral Documents other than the Mortgages are referred to herein, collectively, as the “Personal Property Collateral Documents”. The term “Collateral Account” means account number “GM Control Account - #798510” established in the name of the Borrower at Citibank, N.A., to the extent the UCC (the “New York UCC”) governs the creation and perfection of a security interest in such account.

In rendering this opinion, we have obtained such certificates and other information from public and government officials and from officers and employees of the Loan Parties, and have also examined such documents and organizational and other records as we have considered necessary or appropriate for the purposes of this opinion.

In our examination of the documents referred to in this opinion, we have assumed the genuineness of all signatures, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals or copies, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies.

In rendering the opinions set forth in this opinion, we have, with your consent, relied only upon the examination of documents described above and have made no independent verification or investigation of the factual matters set forth therein.

Based on the foregoing and subject to the other qualifications, assumptions, exclusions, and other limitations stated herein and as limited thereby, and after examination of such matters of law as we have deemed relevant, we are of the opinion that:

1. Each Loan Party is a corporation or limited liability company existing and in good standing under the Delaware General Corporation Law (“DGCL”) or the Delaware Limited Liability Company Act (“DLLCA”), as the case may be.

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Citibank, N.A., as Administrative Agent

October 27, 2010

2. Each Loan Party has the corporate or the limited liability company power and authority, as the case may be, to enter into and perform its obligations under each of the Loan Documents to which it is a party. The Board of Directors, Board of Managers or the sole member, as the case may be, of each Loan Party has adopted by requisite vote the resolutions necessary to authorize such Loan Party’s execution, delivery and performance of the Loan Documents to which it is a party. Each Loan Party has duly executed and delivered each of the Loan Documents to which it is a party.

3. Each Loan Document (other than the Mortgages as to which we express no opinion) to which a Loan Party is a party is a valid and binding obligation of each Loan Party party thereto and is enforceable against each such Loan Party in accordance with its terms.

4. The execution and delivery by each Loan Party of the Loan Documents to which such Loan Party is a party, the performance by each Loan Party of its obligations under each such Loan Document, and the borrowings by the Borrower in accordance with the terms of the Credit Agreement, will not (i) violate any order, writ, injunction, judgment, determination, award or decree of any court applicable to such Loan Party of which we are aware, or (ii) constitute a violation by such Loan Party of any applicable provision of existing statutory law or governmental regulation covered by this opinion, in each case, which in our experience, without having made any special investigation as to the applicability of any specific law, rule or regulation, are normally applicable to transactions of the type contemplated by the Loan Documents.

5. No Loan Party is presently required to obtain any consent, approval, authorization or order of, or make any filing with, any United States federal or State of New York court or governmental or regulatory agency in order to obtain the right to execute and deliver the Loan Documents to which such Loan Party is a party, or to perform its obligations under such Loan Documents, or, in the case of the Borrower, to borrow in accordance with the terms of the Credit Agreement, except, in each case, for filings and recordings required for the perfection (and continuation) of security interests granted pursuant to the Collateral Documents and actions or filings required in connection with the ordinary course of conduct by each such Loan Party of its business and ownership or operation by such Loan Party of its assets. No Loan Party is presently required to obtain any consent, approval, authorization or order of, or make any filing with, any State of Delaware court or governmental or regulatory agency, acting pursuant to the DGCL or the DLLCA, in order to obtain the right to execute and deliver the Loan Documents to which such Loan Party is a party, or to perform its obligations under such Loan Documents, or, in the case of the Borrower, to borrow in accordance with the terms of the Credit Agreement, except, in each case, for filings and recordings required for the perfection (and continuation) of security interests granted pursuant to the Collateral Documents and actions or filings required in connection with the ordinary course of conduct by each such Loan Party of its business and ownership or operation by such Loan Party of its assets.

6. Assuming that the Borrower will comply the provisions of the Credit Agreement relating to the use of proceeds, the execution and delivery of the Credit Agreement by the Borrower and the making of the Loans under the Credit Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

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Citibank, N.A., as Administrative Agent

October 27, 2010

7. The Security Agreement creates (i) in favor of the Collateral Trustee for the benefit of the First Priority Secured Parties (as defined in the Collateral Trust Agreement), and (ii) in favor of the Collateral Trustee for the benefit of the Second Priority Secured Parties (as defined in the Collateral Trust Agreement), a security interest in the Collateral described therein in which a security interest may be created under Article 9 of the New York UCC (the “Security Agreement Article 9 Collateral”).

8. The Collateral Trustee will have a perfected security interest in that portion of the Capital Stock of the Domestic Subsidiaries identified on Schedule 3 to the Security Agreement (the “Pledged Securities”) consisting of certificated securities for the benefit of (i) the First Priority Secured Parties (as defined in the Collateral Trust Agreement), and (ii) the Second Priority Secured Parties (as defined in the Collateral Trust Agreement), under the New York UCC upon delivery to the Collateral Trustee in the State of New York of the certificates representing the Pledged Securities in registered form, indorsed in blank by an effective indorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective indorsement. Assuming that neither the Collateral Trustee nor any of the Secured Parties has notice of any adverse claim with respect to the Pledged Securities, the Collateral Trustee will acquire the security interest in the Pledged Securities free of any adverse claim.

9. Under the New York UCC, the provisions of the Control Agreement are effective to perfect the security interest of the Collateral Trustee for the benefit of (i) the First Priority Secured Parties (as defined in the Collateral Trust Agreement), and (ii) the Second Priority Secured Parties (as defined in the Collateral Trust Agreement), in the Borrower’s rights in the Collateral Account.

10. The Collateral Trustee will have a perfected security interest for the benefit of (i) the First Priority Secured Parties (as defined in the Collateral Trust Agreement), and (ii) the Second Priority Secured Parties (as defined in the Collateral Trust Agreement), in the U.S. patents of the Borrower or of GM Global Technology Operations, Inc. listed on Schedule A to the Patent Security Agreement upon (a) the taking of all actions required under the laws of the State of Delaware of the Borrower or GM Global Technology Operations, Inc. with respect to the perfection of a security interest in such intangible property and (b) the timely filing and recording of the Patent Security Agreement, including Schedule A thereto, in the United States Patent and Trademark Office, in the manner specified by such office and in accordance with its rules and regulations, for each such registration that has been properly and accurately identified therein.

11. The Collateral Trustee will have a perfected security interest for the benefit of (i) the First Priority Secured Parties (as defined in the Collateral Trust Agreement), and (ii) the Second Priority Secured Parties (as defined in the Collateral Trust Agreement), in the U.S. trademarks of the Borrower or of OnStar, LLC listed on Schedule A to the Trademark Security Agreement upon (a) the taking of all actions required under the laws of the State of Delaware of the Borrower or OnStar, LLC with respect to the perfection of a security interest in such intangible property and (b) the timely filing and recording of the Trademark Security Agreement, including Schedule A thereto, in the United States Patent and Trademark Office, in the manner specified by such office and in accordance with its rules and regulations, for each such registration that has been properly and accurately identified therein.

12. Although we express no opinion as to the law of the State of Delaware, we have reviewed Article 9 of the Uniform Commercial Code in effect in the State of Delaware as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented

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Citibank, N.A., as Administrative Agent

October 27, 2010

through September 14, 2010 (the “Delaware UCC”) and, based solely on such review, we advise you that (a) the Delaware Financing Statements are in appropriate form for filing in the Delaware Filing Office and (b) upon the filing of the Delaware Financing Statements in the Delaware Filing Office, the Collateral Trustee will have a perfected security interest for the benefit of (i) the First Priority Secured Parties (as defined in the Collateral Trust Agreement), and (ii) the Second Priority Secured Parties (as defined in the Collateral Trust Agreement) in that portion of the Security Agreement Article 9 Collateral in which a security interest is perfected by filing a financing statement in the Delaware Filing Office.

Our opinions are subject to the assumptions and qualifications set forth in Annex A to this opinion and do not cover or otherwise address any law or legal issue which is identified in Annex B to this opinion. Except as set forth in the following sentences of this paragraph, our advice on every legal issue addressed in this opinion is based exclusively on the laws of the State of New York and such federal law of the United States which, in our experience, are normally applicable to general business entities not engaged in regulated business activities and to transactions of the type contemplated in the Loan Documents. In addition, for purposes of the opinion in opinion paragraph numbered 1 above, we have relied exclusively upon the Good Standing Certificates (as defined below), and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by such certificates. For purposes of our opinions in opinion paragraph numbered 2, we have relied exclusively on our review of the relevant Governing Documents (as defined below), the Resolutions (as defined below) and the DGCL or the DLLCA, in each case, relating solely to corporate or limited liability company power and authorization of corporate or limited liability company actions by boards of directors, boards of managers or a sole member, as applicable. The opinion in the second sentence of opinion paragraph numbered 5 above is based exclusively on the DGCL and the DLLCA. The opinions in opinion paragraph numbered 12 above with respect to the Delaware UCC are based on our review of the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through September 14, 2010 (the “Guide”) and on the assumption that such statutory provisions are given the same interpretation and application in such state as the corresponding provisions in the New York UCC are given in the State of New York. We have not reviewed any judicial decisions of courts sitting in the State of Delaware or, except for those contained in the Guide, any rules regulations, guidelines, releases or interpretations concerning the Delaware UCC. The term “Good Standing Certificates” shall mean those documents set forth on Annex D. The term “Governing Documents” shall mean the organizational documents of the Loan Parties attached to the Certificates of the Loan Parties delivered pursuant to the Credit Agreement. The term “Resolutions” shall mean those meeting minutes or actions by unanimous written consent of the board of directors, the board of managers or the sole members, as applicable, of the Loan Parties attached to the Certificates of the Loan Parties delivered pursuant to the Credit Agreement.

We have not undertaken any research for purposes of determining whether the Loan Parties or any of the transactions which may occur in connection with the Loan Documents are subject to any law or other governmental requirement otherwise within the scope of this opinion other than to those laws and requirements which in our experience would generally be recognized as applicable, and none of our opinions covers any such law or other requirement. We have relied, without any independent verification upon: (i) factual information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Loan Documents; (iii) factual information provided to us by the Loan Parties and their respective directors, officers and other representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

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Citibank, N.A., as Administrative Agent

October 27, 2010

Our advice on each legal issue addressed in this opinion represents our opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this opinion is not intended to guarantee the outcome of any legal dispute which may arise in the future.

This opinion speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason.

You may rely upon this opinion only for the purpose served by the provision in the Credit Agreement cited in the initial paragraph of this opinion in response to which it has been delivered. Without our written consent: (i) no Person other than you (and your permitted assignees under the Credit Agreement) may rely on this opinion for any purpose; (ii) this opinion may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this opinion may not be cited or quoted in any other document or communication which might encourage reliance upon this opinion by any Person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this opinion may not be furnished to anyone for purposes of encouraging reliance upon this opinion by any Person or for any purpose excluded by the restrictions in this paragraph.

Very truly yours,

JENNER & BLOCK LLP

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ANNEX A

For purposes of this opinion, we have relied, without investigation, upon each of the following assumptions:

1. each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original and all signatures on each such document are genuine;

2. with respect to each Person party to a Loan Document (a) such Person is existing and in good standing in its jurisdiction of organization or formation, (b) such Person has the requisite power (including, without limitation, under the laws of its jurisdiction of organization or formation) to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party, (c) each of the Loan Documents to which it is a party has been duly authorized by all necessary action on its part and has been duly executed and delivered by it, (d) such Person has satisfied those legal requirements that are applicable to it to the extent necessary to make the Loan Documents to which it is a party enforceable against it, and (e) each of the Loan Documents to which it is a party constitute valid and binding obligations of it and are enforceable against it in accordance with its terms (subject to the qualifications, exclusions and other limitations similar to those applicable to this opinion), except, with respect to the Loan Parties, to the extent of our opinions in opinion paragraphs numbered 1 - 3 above with respect to the Loan Documents;

3. each certificate obtained from a governmental authority relied on by us is accurate, complete and authentic and all relevant official public records to which each such certificate relates are accurate and complete;

4. each person who has taken any action relevant to any of our opinions in the capacity of director, officer or similar position of any Person was duly elected or appointed to that director, officer or similar position of such Person and held that position when such action was taken; and

5. the constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue.

We understand that you are separately receiving an opinion from the legal department of one or more of the Loan Parties with respect to certain of the foregoing assumptions, and we are advised that such opinion contains qualifications. Our opinions herein stated are based on the assumptions specified in this Annex A and in this opinion and we express no opinion as to the effect on the opinions herein stated of the qualifications contained in such other opinion.

In addition, we further understand that you are separately receiving, or expect to receive, one or more opinions of counsel from local or foreign counsel to one or more of the Loan Parties covering the Mortgages and the pledges of the Capital Stock of one ore more Foreign Subsidiaries, and we are advised that such opinions of counsel contain, or may contain qualifications. As indicated above, our opinions herein stated are based on the assumptions specified in this Annex A and in this opinion and we express no opinion as to the effect on the opinions herein stated of the qualifications contained or to be contained in such other opinions of local or foreign counsel.

Whenever an opinion expressed herein is qualified by the phrase “to our knowledge,” “known to us,” or “nothing has come to our attention” or other phrase of similar import, such phrase is intended to mean the actual knowledge of information by the lawyers in our firm who have been principally involved in drafting or reviewing the Loan Documents, but does not include other information that might be revealed if there were to be undertaken a canvass of all lawyers in our firm, a general search of all files or any other type of independent investigation.

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Each of our opinions in this opinion is subject to:

1. the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws, including (a) the Bankruptcy Code of 1978, as amended (including matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed); (b) all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights of creditors generally or that have reference to or affect only creditors of specific types of debtors; (c) state fraudulent transfer and conveyance laws; and (d) judicially developed doctrines in this area, such as substantive consolidation of entities, recharacterization and equitable subordination;

2. the effect of general principles of equity, whether applied by a court of law or equity, including principles (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made; (b) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement; (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement; (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract; (e) requiring consideration of the materiality of (i) a breach and (ii) the consequences of the breach to the party seeking enforcement; (f) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and (g) affording defenses based upon the unconscionability of the enforcing party’s conduct after the parties have entered into the contract;

3. the qualification that we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party to any of the Loan Documents with any state, Federal or other laws or regulations applicable to it (except, with respect to the Loan Parties, to the extent of our opinion in opinion paragraphs numbered 4 and 6 above) or (ii) the legal or regulatory status or the nature of the business of any party;

4. the qualification that we express no opinion as to the validity, binding effect or enforceability of any provision of any of the Loan Documents (i) which requires further agreement by the parties or expressly or impliedly permits any party to take discretionary action which is arbitrary, unreasonable, or capricious, or would violate any implied covenant of good faith or would be commercially unreasonable, whether or not such action is permitted according to the specific terms of any of the Loan Documents, or (ii) regarding remedies available to any party for violations or breaches which are determined by a court to be nonmaterial or without substantial adverse effect upon the ability of the obligor to perform its material obligations thereunder;

5. the qualification that any requirement in any of the Loan Documents specifying that provisions thereof may only be waived or amended in writing may not be binding or enforceable to the extent that a non-executory or oral agreement has been created modifying any provision in the Loan Documents or an implied agreement by trade practice, custom or course of conduct or dealing has been created allowing a waiver or modifying any such Loan Document;

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6. the qualification as to the validity, binding effect or enforceability of provisions in the Loan Documents specifying certain remedies or that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, and/or that the election of a particular remedy does not preclude recourse to one or more others;

7. the effect of rules of law that: (a) limit or affect the enforcement of provisions of a contract that purport to waive, or to require waiver of, the obligations of good faith, fair dealing, diligence and reasonableness; (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected; (c) limit the availability of a remedy under certain circumstances where another remedy has been elected; (d) provide a time limitation after which a remedy may not be enforced; (e) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights; (f) relate to the sale or disposition of Collateral or the requirements of a commercially reasonable sale; (g) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct, breach of an agreement, violations of securities laws, unlawful conduct, violation of public policy or litigation against another party determined adversely to such party; (h) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange; (i) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees and other costs; and (j) may permit a party that has materially failed to render or offer performance required by the contract to cure that failure unless (x) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (y) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract;

8. the effect of any provision of the Loan Documents which is intended to establish any standard other than a standard set forth in the New York UCC as the measure of the performance by any party thereto of such party’s obligations of good faith, diligence, reasonableness or care or of the fulfillment of the duties imposed on any secured party with respect to the maintenance, disposition or redemption of Collateral, accounting for surplus proceeds of Collateral or accepting Collateral in discharge of liabilities;

9. the effect of any provision of the Loan Documents insofar as it provides that any Person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that any Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law;

10. the effect of any provision of the Loan Documents imposing penalties or forfeitures;

11. the enforceability of any provision of any of the Loan Documents to the extent that such provision constitutes a waiver of illegality as a defense to performance of contract obligations;

12. in connection with the provisions of the Loan Documents whereby the parties submit to the jurisdiction of the courts of the United States of America located in the Southern District of New York, we note the limitations of 28 U.S.C. §§ 1331 and 1332 on subject matter jurisdiction of the Federal courts. In connection with the provisions of the Loan Documents which relate to forum selection of the courts of the United States located in the Southern District of New

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York (including, without limitation, any waiver of any objection to venue or any objection that a court is an inconvenient forum), we note such court’s discretion to transfer an action from one Federal court to another under 28 U.S.C. § 1404(a);

13. the qualifications that, to the extent that any opinion relates to the enforceability of the choice of New York law and the choice of New York forum provisions of the Loan Documents, (i) our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401 and 5-1402 and N.Y. CPLR 327(b) and (ii) such enforceability may be limited by public policy considerations in a jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought;

14. the qualification that we express no opinion as to the enforceability of any rights to contribution or indemnification provided for the in the Loan Documents which are violative of the public policy underlying any law, rule or regulation (including any Federal or state securities law, rule or regulation);

15. the qualification that we express no opinion as to the enforceability of any section of the Loan Documents to the extent it purports to waive any objection a Person may have that a suit, action or proceeding has been brought in an inconvenient forum or a forum lacking subject matter jurisdiction; and

16. the qualification that the choice of New York law on the basis of Section 5-1401 of the New York General Obligation Law is only relevant insofar as litigation is brought to enforce the Loan Documents in the courts of the State of New York, and we have assumed that there is a basis for jurisdiction in such courts.

None of the opinions in this opinion covers or otherwise addresses any of the following types of provisions which may be contained in the Loan Documents:

1. waivers of (a) legal or equitable defenses, (b) rights to damages, (c) rights to counter claim or set off, (d) statutes of limitations, (e) rights to notice, (f) the benefits of statutory, regulatory, or constitutional rights, unless and to the extent the statute, regulation, or constitution explicitly allows waiver, (g) broadly or vaguely stated rights, and (h) other benefits to the extent they cannot be waived under applicable law;

2. provisions providing for forfeitures or the recovery of amounts deemed to constitute penalties, or for liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges, and increased interest rates upon default;

3. time-is-of-the-essence clauses and other provisions that provide a time limitation after which a remedy may not be enforced;

4. provisions restricting access to courts; waiver of service of process requirements which would otherwise be applicable; and provisions otherwise purporting to affect the jurisdiction and venue of courts;

5. provisions purporting to limit rights of third parties who have not consented thereto or purporting to grant rights to third parties;

6. provisions or agreements regarding proxies, shareholders agreements, shareholder voting rights, voting trusts, and the like;

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7. confidentiality and non-competition agreements;

8. provisions requiring any Loan Party to perform its obligations under, or to cause any other Person to perform its obligations under, or stating that any action will be taken as provided in or in accordance with, any agreement or other document that is not a Loan Document;

9. provisions purporting to prohibit, restrict or condition the assignment of rights under any Loan Document to the extent such prohibition, restriction or condition is governed by the Uniform Commercial Code;

10. provisions purporting to amend or modify an agreement without strictly complying with applicable provisions of such agreement; and

11. provisions that require a Person to cause or prohibit action by an affiliate of such Person, other than a Subsidiary of such Person.

Our opinions set forth in opinion paragraphs numbered 7-12 above are subject to the following additional qualifications:

1. we express no opinion with respect to (a) the right, title or interest of any Loan Party in or to any property, (b) except as expressly set forth in opinion paragraphs numbered 7-12 above, the creation or perfection of any such security interests or liens, (c) except for the opinion given in the last sentence of opinion paragraph numbered 8, the priority of any security interests or liens, (d) any law other than Article 9 of the New York UCC and, to the extent applicable, Article 8 of the New York UCC, the Delaware UCC (each such Uniform Commercial Code being referred to as a “Relevant UCC” and each such State being referred to as a “Relevant Jurisdiction”), (e) the effect on the opinions expressed in opinion paragraphs numbered 7-12 above of any law other than the New York UCC or any other Relevant UCC, or (f) under Article 9 of the New York UCC or any other Relevant UCC, what law governs the perfection or the effect of perfection or non-perfection of the security interest of the Collateral Trustee in any particular item or items of the Collateral;

2. we have assumed (a) that the Personal Property Collateral Documents and each of the Delaware Financing Statements reasonably identifies the Collateral purported to be covered thereby and (b) the accuracy of all information set forth in the Delaware Financing Statements;

3. we have assumed that (a) the Borrower and each of the Initial Subsidiary Guarantors has rights in the Collateral existing on the date hereof and will have rights in property which becomes Collateral after the date hereof, or the power to transfer rights in the Collateral (within the meaning of Section 9-203 of the New York UCC and other Relevant UCC) in which it has granted security interests pursuant to the Personal Property Collateral Documents and (b) “value” (as defined in Section 1-201(44) of the New York UCC) has been given by the Lenders to the Loan Parties for the security interests and other rights in the Collateral (within the meaning of Section 9-203 of the New York UCC and each other Relevant UCC);

4. we advise you that with respect to that portion of the UCC Collateral in which the Secured Party has been granted a security interest by more than one agreement, a court may limit the Secured Party’s right to choose among the rights and remedies to which it may be entitled;

5. we express no opinion with respect to the security interest of the Collateral Trustee for the benefit of the Secured Parties except to the extent that the Collateral Trustee has been or will be duly appointed as agent for such persons;

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6. we have assumed that the Collateral Account is either (i) a “deposit account” (as defined in the New York UCC) and that Citibank, N.A. is an organization that is engaged in the business of banking, or (ii) a “securities account” (as defined in the New York UCC) and that Citibank, N.A., in the ordinary course of its business maintains securities accounts for customers and is acting in that capacity;

7. we express no opinion with respect to any property or assets now or hereafter credited to a securities account except to the extent that (i) a “securities entitlement” (as such term is defined in Section 8-102(a)(17) of the NY UCC) has been created and (ii) such asset is a “financial asset” (as such term is defined in Section 8-102(a)(9) of the New York UCC). Furthermore, we express no opinion with respect to the nature or extent of the securities intermediary’s rights in, or title to, the securities or other financial assets underlying any “security entitlement” now or hereafter credited to a securities account. We note that to the extent the securities intermediary maintains any financial asset in a “clearing corporation” (as defined in Section 8-102(5) of the New York UCC), pursuant to Section 8-111 of the New York UCC, the rules of such clearing corporation may affect the rights of the securities intermediary;

8. to the extent our opinion in opinion paragraph numbered 8 above relates to securities purportedly represented by a certificate and issued by an issuer not organized under the laws of one of the States of the United States, such securities are “certificated securities” within the meaning of Section 8-102(4) of the New York UCC;

9. in addition to expressing no opinion with respect to the Mortgages, we have assumed that none of the Collateral consists of or will consist of consumer goods, farm products, commercial tort claims, timber to be cut or as-extracted collateral;

10. we express no opinion as to any part of the Collateral not subject to Article 9 or, to the extent applicable, Article 8 of the New York UCC or the Relevant UCC;

11. we express no opinion as to any interest in or claim in or under policies of insurance, except as provided in Section 9-315 of the New York UCC or, if applicable, another Relevant UCC with respect to insurance proceeds payable by the reason of loss or damage to Collateral;

12. we express no opinion and render no advice with respect to the perfection of any security interest in (x) any Collateral of a type represented by a certificate of title and (y) any Collateral consisting of money;

13. we express no opinion and render no advice with respect to the effect of Section 9-315(a)(2) of the New York UCC with respect to any proceeds of Collateral that are not identifiable;

14. we express no opinion and render no advice with respect to the perfection of any security interest whose priority is subject to Section 9-334 of the New York UCC;

15. we express no opinion with respect to the nature or extent of the obligations secured by the security interest;

16. in the case of property which becomes Collateral after the date hereof, Section 552 of the Bankruptcy Code of 1978, as amended (the “Bankruptcy Code”), limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;

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17. we express no opinion and render no advice with respect to Section 506(c) of the Bankruptcy Code (relating to certain costs and expenses of a trustee in preserving or disposing of collateral);

18. we call to your attention that pursuant to Section 9-340 of the New York UCC, a bank with which a deposit account is maintained may continue to exercise any right of recoupment or set-off against a secured party that holds a security interest in the deposit account; and

19. we call to your attention that under the New York UCC and each other Relevant UCC, events occurring subsequent to the date hereof or the passage of time may affect any security interest subject to such UCC including, but not limited to, factors of the type identified in: Section 9-315 with respect to proceeds; Section 9-507 with respect to changes in name; Section 9-316 with respect to changes in the location of the Collateral and changes in the location of a Loan Party, in each case, to the extent the same was relevant to the initial perfecting of the applicable security interest; Section 9-508 with respect to new debtors becoming bound as a debtor by a security agreement entered into by another Person; Section 9-339 with respect to subordination agreements; Section 9-515 with respect to continuation statements; Sections 9-320, 9-321, 9-331 and 9-332 with respect to subsequent purchasers or transferees of the Collateral; and Sections 9-335 and 9-336 with respect to goods which are, or may become, accessions or commingled goods. In addition, actions taken by the Collateral Trustee or any Secured Party (e.g., releasing or assigning the security interest, delivering possession of the Collateral to a debtor or another Person or voluntarily subordinating a security interest) may affect any security interest subject to the New York UCC or another Relevant UCC.

*    *    *    *

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ANNEX B

Our opinions in this opinion do not cover or otherwise address any of the following laws, regulations or other governmental requirements or legal issues:

1. Federal securities laws and regulations;

2. state “Blue Sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

3. Federal Reserve Board margin regulations (other than with respect to Regulations T, U and X of the Board of Governors of the Federal Reserve System, as amended, for purposes of our opinion paragraph numbered 6 above);

4. pension and employee benefit laws and regulations (e.g., ERISA);

5. except as set forth in our opinion paragraph numbered 5 above, Federal and state laws and regulations concerning filing and notice requirements;

6. compliance with fiduciary duty requirements;

7. the statutes and ordinances, the administrative decisions and the rules and regulations and judicial decisions of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state, regional or local level) and judicial decisions;

8. the statutes and regulations, the administrative decisions and the rules and regulations of state or Federal public utilities commissions, state or Federal public service commissions and similar state or Federal agencies with jurisdiction over the provision of intrastate telecommunications, public utilities, banking, or insurance services that might be implicated by reason of the telecommunications, public utilities, banking or insurance business or other specifically regulated activities of a Loan Party or any other entity;

9. fraudulent transfer and fraudulent conveyance laws;

10. Federal and state antitrust and unfair competition laws and regulations; environmental laws and regulations; land use and subdivision laws and regulations; tax laws and regulations; racketeering laws and regulations (e.g., RICO); health and safety laws and regulations (e.g., OSHA); labor laws and regulations;

11. except as set forth in our opinion paragraphs numbered 10 and 11 above, Federal patent, trademark and copyright, state trademark, and other Federal and state intellectual property laws and regulations;

12. Federal and state laws, regulations and policies concerning (i) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws;

13. other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes);

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

14. any laws, regulations, directives and executive orders that prohibit or limit the enforceability of obligations based on attributes of the party seeking enforcement (e.g., the Trading with the Enemy Act and the International Emergency Economic Powers Act); and

15. the effect of any law, regulation or order which hereafter becomes effective.

As noted in Annex A above, we understand that you are separately receiving an opinion from the legal department of one or more of the Loan Parties with respect to matters not opined on by us.

*    *    *    *

2

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ANNEX C

DELAWARE FINANCING STATAMENTS

[attached]

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ANNEX D

GOOD STANDING CERTIFICATES

1.	Good Standing Certificate for General Motors Holdings LLC, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

2.	Good Standing Certificate for General Motors Company, issued by the Delaware Secretary of State on October 8, 2010, and bring down thereof, dated October 27, 2010.

3.	Good Standing Certificate for General Motors Asia Pacific Holdings, LLC, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

4.	Good Standing Certificate for General Motors International Holdings, Inc., issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

5.	Good Standing Certificate for General Motors LLC, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

6.	Good Standing Certificate for General Motors Overseas Distribution Corporation, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

7.	Good Standing Certificate for GM Components Holdings, LLC, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

8.	Good Standing Certificate for GM Finance Co. Holdings LLC, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

9.	Good Standing Certificate for GM Global Technology Operations, Inc., issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

10.	Good Standing Certificate for GM LAAM Holdings, LLC, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

11.	Good Standing Certificate for GM Preferred Finance Co. Holdings LLC, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

12.	Good Standing Certificate for OnStar, LLC, issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

13.	Good Standing Certificate for Riverfront Holdings, Inc., issued by the Delaware Secretary of State on October 4, 2010, and bring down thereof, dated October 27, 2010.

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SCHEDULE I

INITIAL SUBSIDIARY GUARANTORS

	Name of Entity	Jurisdiction of Organization
1.	General Motors Asia Pacific Holdings, LLC	Delaware
2.	General Motors International Holdings, Inc.	Delaware
3.	General Motors LLC	Delaware
4.	General Motors Overseas Distribution Corporation	Delaware
5.	GM Components Holdings, LLC	Delaware
6.	GM Finance Co. Holdings LLC	Delaware
7.	GM Global Technology Operations, Inc.	Delaware
8.	GM LAAM Holdings, LLC	Delaware
9.	GM Preferred Finance Co. Holdings LLC	Delaware
10.	OnStar, LLC	Delaware
11.	Riverfront Holdings, Inc.	Delaware

3

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EXHIBIT K-1
to
Credit Agreement

[FORM OF]

U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A., as syndication agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)), and the L/C Obligations in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished, or concurrently herewith furnishes, the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate or in such Form W-8BEN changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment under the Credit Agreement or any other Loan Document is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:	, 20

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT K-2
to
Credit Agreement

[FORM OF]

U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto,, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) , and Bank of America, N.A., as syndication agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), and the L/C Obligations (iii) with respect to the extension of credit pursuant to the Credit Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished, or concurrently herewith furnishes, the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate or in such Form W-8IMY or such Form W-8BEN changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment under the Credit Agreement or any other Loan Document is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

[NAME OF LENDER]

By:
Name:
Title:

Date:	, 20

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT K-3
to
Credit Agreement

[FORM OF]

U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A., as syndication agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate or in such Form W-8BEN changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment under the Credit Agreement or any other Loan Document is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:	, 20

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT K-4
to
Credit Agreement

[FORM OF]

U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and Bank of America, N.A., as syndication agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate or in such Form W-8IMY or such Form W-8BEN changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment under the Credit Agreement or any other Loan Document is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:	, 20

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT L
to
Credit Agreement

FORM OF COMPLIANCE CERTIFICATE

            , 20

To:	Citibank, N.A., as Administrative Agent under the Credit Agreement referred to below

Re:	Credit Agreement, dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among General Motors Holdings LLC (together with its successors and permitted assigns, the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Citibank, N.A., as administrative agent (in such capacity, together with any successor thereto in such capacity, the “Administrative Agent”), and Bank of America, N.A., as syndication agent

This Compliance Certificate (this “Certificate”) is furnished pursuant to Section 6.2(a) of the Credit Agreement. Unless otherwise defined herein, terms used in this Borrowing Base Certificate have the meanings assigned to such terms in the Credit Agreement. I, the undersigned, a Responsible Officer of the Borrower, do hereby certify, in the name and on behalf of the Borrower, and without assuming any personal liability, as follows:

1. I am [the] [a] duly elected [insert title of Responsible Officer] of the Borrower;

2. To the best of my knowledge, no Default or Event of Default has occurred and is continuing as of the date hereof [, except as set forth in Annex 1 hereto];

3. Attached hereto as Schedule I is the calculation of Consolidated Domestic Liquidity as of the last day of the fiscal period covered by the financial statements of the Parent delivered or deemed delivered pursuant to Section 6.1 of the Credit Agreement; and

4. Attached hereto as Schedule II is the calculation of Consolidated Global Liquidity as of the last day of the fiscal period covered by the financial statements of the Parent delivered or deemed delivered pursuant to Section 6.1 of the Credit Agreement.

[signature page follows]

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

The foregoing certifications, together with the calculations set forth in Schedules I and II hereto, are made and delivered in my capacity described in paragraph 1 above for and on behalf of the Borrower.

GENERAL MOTORS HOLDINGS LLC

By:
Name:
Title:

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[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE I
to
Compliance Certificate

Consolidated Domestic Liquidity as of , 20 (the “Calculation Date”)[1]
(A) The lesser of:
(i) the Total Available Commitments as of the Calculation Date
and
(ii)

the excess, if any, of (A) the Borrowing Base as of the Calculation Date, over (B) the Covered Debt at the Calculation Date (it being understood and agreed that after the Collateral Release Date, this clause (A) shall be equal to the Total Available Commitments as of the Calculation Date)

PLUS

(B) The total available commitments (after giving effect to any applicable borrowing base limitations) under other then-effective committed credit facilities of any Loan Party as of the Calculation Date

PLUS

(C) Total cash (other than restricted cash), cash equivalents, and Marketable Securities of the Parent and its Domestic Subsidiaries (other than Domestic Subsidiaries of the Parent that constitute Finance Subsidiaries, if any), as determined by the Borrower based on adjustments to the amount of total cash (other than restricted cash), cash equivalents, and Marketable Securities, as reported in the Parent’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, filed with the SEC

Sum of (A) plus (B) plus (C): Consolidated Domestic Liquidity:	$

[1]	The last day of the fiscal period covered by the financial statements of the Parent delivered or deemed delivered pursuant to Section 6.1 of the Credit Agreement.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE II
to
Compliance Certificate

Consolidated Global Liquidity as of , 20__(the “Calculation Date”)[1]
(A) The lesser of:
(i) the Total Available Commitments as of the Calculation Date
and
(ii)

the excess, if any, of (A) the Borrowing Base as of the Calculation Date, over (B) the Covered Debt at the Calculation Date (it being understood and agreed that after the Collateral Release Date, this clause (A) shall be equal to the Total Available Commitments as of the Calculation Date)

PLUS
(B) The total available commitments (after giving effect to any applicable borrowing base limitations) under other then-effective committed credit facilities of the Parent or any of its Subsidiaries as of the Calculation Date
PLUS

(C) The total cash (other than restricted cash), cash equivalents, and Marketable Securities of the Parent and its Subsidiaries (other than Subsidiaries of the Parent that constitute Finance Subsidiaries, if any), as reported in the Parent’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, filed with the SEC

Sum of (A) plus (B) plus (C): Consolidated Global Liquidity:	$

[1]	The last day of the fiscal period covered by the financial statements of the Parent delivered or deemed delivered pursuant to Section 6.1 of the Credit Agreement.

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

ANNEX 1
to
Compliance Certificate

[Defaults/Events of Default that have occurred and are continuing]

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

EXHIBIT M
to
Credit Agreement

FORM OF NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

New York, New York
$	, 20

FOR VALUE RECEIVED, the undersigned, GENERAL MOTORS HOLDINGS LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Borrower”), hereby unconditionally promises to pay to                              (the “Lender”) or its registered assigns, on the Lender’s Termination Date specified in the Credit Agreement (as hereinafter defined) at the Funding Office specified in such Credit Agreement, in lawful money of the United States and in immediately available funds, the principal amount of (a)                              DOLLARS ($                    ), or, if less, (b) the unpaid principal amount of the Loans of the Lender outstanding under the Credit Agreement. The Borrower further agrees to pay interest in like money at such Funding Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.9 of the Credit Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Loan evidenced hereby, and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Subject to the provisions of Section 10.6(b) of the Credit Agreement, each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of the Loans.

This Note (a) is one of the Notes referred to in the Credit Agreement, dated as of October 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lender, the other lenders from time to time party thereto, Citibank, N.A., as Administrative Agent, and Bank of America, N.A., as syndication agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest or mortgage has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and mortgages and each guarantee were granted and the rights of the holder of this Note in respect thereof.

All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms used herein have the meanings assigned to such terms in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

GENERAL MOTORS HOLDINGS LLC.

By:
Name:
Title:

2

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE A
to
Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount Converted to ABR Loans	Amount of Principal of ABR Loans Repaid	Amount of ABR Loans Converted to Eurodollar Loans	Unpaid Principal Balance of ABR Loans	Made By

3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE B
to
Note

LOANS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to ABR Loans	Unpaid Principal Balance of Eurodollar Loans	Made By

4

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1A
to
Credit Agreement

COMMITMENTS

LENDER	COMMITMENT	L/C COMMITMENT
Citibank, N.A.	[**]	[**]
Bank of America, N.A.	[**]	[**]
Barclays Bank PLC	[**]	[**]
Credit Suisse AG, Cayman Islands Branch	[**]	[**]
Deutsche Bank AG New York Branch	[**]	[**]
Goldman Sachs Bank USA	[**]	[**]
JPMorgan Chase Bank, N.A.	[**]	[**]
Morgan Stanley Bank, N.A.	[**]	[**]
Morgan Stanley Senior Funding, Inc.	[**]	[**]
Royal Bank of Canada	[**]	[**]
UBS Loan Finance LLC	[**]	[**]
Banco Bradesco S.A., New York Branch	[**]	[**]
CIBC Inc.	[**]	[**]
Commerzbank AG New York and Grand Cayman Branches	[**]	[**]
Banco do Brasil S.A., New York Branch	[**]	[**]
Banco Itaú Europa, S.A. – Sucursal Financeira Internacional	[**]	[**]
The Bank of New York Mellon	[**]	[**]
Industrial and Commercial Bank of China Limited, New York Branch	[**]	[**]
Lloyds TSB Bank Plc	[**]	[**]
Bangkok Bank Public Company Limited New York Branch	[**]	[**]
The Bank of Nova Scotia	[**]	[**]
Sumitomo Mitsui Banking Corporation	[**]	[**]
U.S. Bank National Association	[**]	[**]
Caixa d’Estalvis i Pensions de Barcelona, “la Caixa”	[**]	[**]
Total	$5,000,000,000.00	$500,000,000.00

Credit Agreement Schedule 1.1A

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1B
to
Credit Agreement

BORROWING BASE1

“Additional Intangible Temporary Permitted Lien” means, as of any date of determination, in relation to any Intangible Collateral, a Permitted Lien, other than a Customary Permitted Lien, that (i) ranks prior to the Lien on such Intangible Collateral in favor of the Collateral Trustee under the Collateral Trust Agreement securing Covered Debt, the value of which Intangible Collateral is at such time included in the calculation of the Borrowing Base Amount and (ii) does not secure (in the aggregate at any one time for all such Permitted Liens) obligations or liabilities in excess of $250,000,000; provided, that (x) at the time of such determination, a Financial Officer of the Borrower has not had actual knowledge, or has not received notice from the Administrative Agent, of the existence of such Permitted Lien for a period of more than 60 days (such 60-day period, the “Interim Period”) and (y) in respect of such Permitted Lien a reserve has been established within 5 Business Days following the first day of the relevant Interim Period in an amount equal to the obligations secured by such Permitted Lien (each such reserve, an “Intangibles Reserve”). For the avoidance of doubt, (i) upon the expiration of the relevant Interim Period or, if earlier, upon the removal of the value of the related Intangible Collateral from the calculation of the Borrowing Base Amount, any related Permitted Lien shall cease to be an Additional Intangible Temporary Permitted Lien, (ii) upon the removal of the value of the related Intangible Collateral from the calculation of the Borrowing Base Amount, any related Intangibles Reserve shall be cancelled, and (iii) any Permitted Lien that secures an amount in excess of the amount specified in clause (ii) of the preceding sentence (or which when added to the amount already secured by such Permitted Liens would cause the amount set forth in such clause (ii) to be exceeded) is not an “Additional Intangible Temporary Permitted Lien” (it being understood that the Borrower may allocate such amount to Intangible Collateral from time to time as it sees fit).

“Advance Percentage” means, with respect to:

(a)	Eligible Receivables, [**];

(b)	Eligible Inventory, [**];

(c)	Eligible Closing Date Pledged Intercompany Notes, [**];

(d)	Eligible Foreign Pledged Capital Stock, [**];

(e)	Eligible Ally Pledged Capital Stock, [**];

(f)	Eligible Domestic Pledged Capital Stock, [**];

(g)	Eligible P&E, [**];

(h)	Eligible Real Estate, [**]; and

(i)	Eligible Cash, [**].

[1]	Unless otherwise defined herein, capitalized terms used herein that are defined in the Credit Agreement to which this Schedule is attached shall have the meanings assigned to such terms in such Credit Agreement.

1

Credit Agreement Schedule 1.1B

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

“Aggregate Borrowing Base Amount” means, as of any date of determination, the sum of the Borrowing Base Amounts for each category of Eligible Collateral; provided, that the amount contributed to the Aggregate Borrowing Base Amount by Eligible Technology and Eligible Trademarks shall at all times (i) be greater than or equal to the Technology & IP Floor Amount, and (ii) if greater than the Technology & IP Floor Amount, be less than or equal to [**] of the Aggregate Borrowing Base Amount at such time; provided, further, that the Aggregate Borrowing Base Amount shall be reduced by the aggregate amount of all Intangible Reserves at such date.

“Ally” means Ally Financial Inc., a Delaware corporation.

“Borrowing Base Amount” means, as of any date of determination, with respect to:

(a) Eligible Cash, Eligible Receivables, Eligible Inventory, Eligible P&E, Eligible Real Estate, Eligible Foreign Pledged Capital Stock, Eligible Ally Pledged Capital Stock, Eligible Domestic Pledged Capital Stock, and Eligible Closing Date Pledged Intercompany Notes, (i) the Eligible Value for such category of Eligible Collateral multiplied by (ii) the Advance Percentage for such category;

(b) Eligible Post Closing Date Pledged Intercompany Notes, as reasonably agreed by the Administrative Agent and the Borrower from time to time and as adjusted from time to time to reflect acquisitions, dispositions or changes in value of Eligible Post Closing Date Pledged Intercompany Notes;

(c) Eligible Technology, [**]; and

(d) Eligible Trademarks, [**];

provided, that until the end of the applicable Perfection Period in respect of the particular category of Collateral, the Borrowing Base Amounts and the Borrowing Base shall be calculated as if all filings and recordings that are not required to have been made prior to the end of such Perfection Period have been made and that any applicable Post-Closing Deliverables to be delivered have been delivered, and each of the definitions comprising Eligible Collateral shall be construed accordingly.

“Borrowing Base Collateral Account” means any deposit or securities account of a Loan Party designated by the Borrower as a “Borrowing Base Collateral Account” in which the Collateral Trustee has a valid, perfected and enforceable security interest and over which the Collateral Trustee has “control” (as defined in the UCC) pursuant to an account control agreement reasonably satisfactory in form and substance to the Borrower and the Administrative Agent, and in respect of which such Loan Party or any of its Subsidiaries may deposit or cause to be deposited cash and Permitted Investments.

“Customary Permitted Liens” means (i) with respect to Intangible Collateral consisting of notes, loan agreements, or other evidences of indebtedness, the Permitted Liens described in clauses (a), (p) and (q) of “Permitted Liens” or that are Immaterial Nonconsensual Basket Liens; and (ii) with respect to any other Intangible Collateral, the Permitted Liens described in clauses (a), (b), (o), (p) and (q) of “Permitted Liens” or the Permitted Liens that are Immaterial Nonconsensual Basket Liens; and, in addition, but solely with respect to Eligible Technology and Eligible Trademarks, the Permitted Liens described in clauses (p), or (q), (y), and (z) of “Permitted Liens”.

“Domestic Pledged Issuer” means each affiliate of the Parent (other than Ally) organized under the laws of any jurisdiction within the United States (i) which is not a Loan Party and (ii) any Capital Stock of which is subject to the Lien of the Collateral Trust Agreement.

2

Credit Agreement Schedule 1.1B

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

“EBITDA” means, with respect to any Foreign Pledged Issuer (i) for any period prior to the delivery to the Administrative Agent by the Borrower of the first borrowing base certificate to be delivered following the delivery to the Administrative Agent by the Borrower of the financial statements of such Foreign Pledged Issuer for its fiscal year ending December 31, 2010, which financial statements shall be so delivered on or prior to July 15, 2011, an amount for each such Foreign Pledged Issuer to be set forth on Schedule 4.13 to the Credit Agreement, and (ii) for any subsequent fiscal year of such Foreign Pledged Issuer, the consolidated operating income of such Foreign Pledged Issuer for the immediately preceding fiscal year increased (to the extent deducted in determining consolidated operating income) by the sum (without duplication) of (a) the consolidated depreciation expense of such Person for such period and (b) the consolidated amortization expense of such Person for such period, in each case, as reflected on the most recent annual financial statements of such Foreign Pledged Issuer (which for the avoidance of doubt (i) will not be audited, (ii) need not have been prepared in accordance with GAAP, and (iii) need not be translated into the English language); provided, however, that if consolidated operating income, consolidated depreciation expense and/or consolidated amortization expense are not reflected in such financial statements, then “EBITDA” shall be determined as mutually agreed between the Administrative Agent and the Borrower in good faith based on such financial statements to reflect the equivalents of consolidated operating income, consolidated depreciation expense and/or consolidated amortization expense.

“Eligible Ally Pledged Capital Stock” means, as of any date of determination, the Capital Stock of Ally that constitutes Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than to Customary Permitted Liens and Additional Intangible Temporary Permitted Liens.

“Eligible Cash” means at any date of determination, the cash and Permitted Investments that constitute Collateral held at such date in a Borrowing Base Collateral Account.

“Eligible Closing Date Pledged Intercompany Notes” means, as of any date of determination, each of the promissory notes, loan agreements or other evidences of indebtedness listed on Schedule 2 to the Security Agreement, in each case that constitute Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Customary Permitted Liens and Additional Intangible Temporary Permitted Liens, as each such promissory note, loan agreement or other evidence of indebtedness may be amended, supplemented, extended, renewed, refinanced, replaced, restated, refunded or otherwise modified from time to time.

“Eligible Collateral” means Eligible Cash, Eligible Receivables, Eligible Inventory, Eligible P&E, Eligible Real Estate, Eligible Ally Pledged Capital Stock, Eligible Domestic Pledged Capital Stock, Eligible Foreign Pledged Capital Stock, Eligible Closing Date Pledged Intercompany Notes, Eligible Post Closing Date Pledged Intercompany Notes, Eligible Technology and Eligible Trademarks.

“Eligible Domestic Pledged Capital Stock” means, as of any date of determination, the Capital Stock of each Domestic Pledged Issuer that constitutes Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Customary Permitted Liens and Additional Intangible Temporary Permitted Liens.

“Eligible Foreign Pledged Capital Stock” means, as of any date of determination, the Capital Stock of each Foreign Pledged Issuer that constitutes Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Customary Permitted Liens and Additional Intangible Temporary Permitted Liens; provided, however, that (a) the Capital Stock of Foreign Pledged Issuers that are Material Foreign Pledged Issuers described in clause (i) of the definition thereof shall not constitute “Eligible Foreign Pledged Capital Stock” if, and for so long

3

Credit Agreement Schedule 1.1B

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

as, commencing with the date that is 180 days from the Closing Date, the Post-Closing Deliverables for such Capital Stock have not been delivered (it being understood that such Capital Stock will become “Eligible Foreign Pledged Capital Stock” at such time as such Post-Closing Deliverables with respect to such Foreign Pledged Issuer have been delivered), (b) the Capital Stock of Foreign Pledged Issuers that are Material Foreign Pledged Issuers described in clause (ii) of the definition thereof shall not constitute “Eligible Foreign Pledged Capital Stock” if, and for so long as, commencing with the date that is 180 days from the Applicable Pledge Deadline, the Post-Closing Deliverables for such Capital Stock have not been delivered (it being understood that such Capital Stock will become “Eligible Foreign Pledged Capital Stock” at such time as such Post-Closing Deliverables with respect to such Foreign Pledged Issuer have been delivered), and (c) the Capital Stock of such Foreign Pledged Issuer shall not constitute “Eligible Foreign Pledged Capital Stock” with respect to any borrowing base certificate delivered or deliverable after July 15, 2011 if, on or before July 15 of any year, the financial statements for such Foreign Pledged Issuer have not been delivered to the Administrative Agent by the Borrower as contemplated by the definition of EBITDA (it being understood that such Capital Stock will become “Eligible Foreign Pledged Capital Stock” at such time as such financial statements have been so delivered, it being understood and agreed that such financial statements (i) will not be audited, (ii) need not have been prepared in accordance with GAAP, and (iii) need not be translated into the English language).

“Eligible Inventory” means, as of any date of determination, the items classified by the Loan Parties as “inventory” in accordance with GAAP, including raw materials, work-in-process, finished goods, parts and supplies, that constitute Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Permitted Liens; provided, however, that “Eligible Inventory” shall exclude any inventory to the extent, but only to the extent, necessary in order that, after giving effect to such exclusion (and any similar exclusion made pursuant to (x) the first proviso to the definition of “Eligible P&E” and (y) the first proviso to the definition of “Eligible Real Estate”), the aggregate Net Book Value of all Tangible Collateral secured by any Material Permitted Consensual Lien is less than or equal to $50,000,000.

“Eligible P&E” means, as of any date of determination, the items classified by the Loan Parties as “property, plant and equipment” (other than “real property”) in accordance with GAAP that constitute Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Permitted Liens; provided, however, that “Eligible P&E” shall exclude any such property, plant and equipment to the extent, but only to the extent, necessary in order that, after giving effect to such exclusion (and any similar exclusion made pursuant to (x) the proviso to the definition of “Eligible Inventory” and (y) the first proviso to the definition of “Eligible Real Estate”), the aggregate Net Book Value of all Tangible Collateral secured by any Material Permitted Consensual Lien is less than or equal to $50,000,000; provided, further, that “property, plant and equipment” (other than “real property”) that is located on a parcel of Material Real Estate shall not constitute “Eligible P&E” if, and for so long as, commencing with the date that is 180 days from the Closing Date, the Real Estate Deliverables for the applicable Material Real Estate on which such “property, plant and equipment” (other than “real property”) are located have not been delivered (it being understood that such “property, plant and equipment” (other than “real property”) will become “Eligible P&E” (subject to the first proviso of this definition) at such time as such Real Estate Deliverables have been delivered).

“Eligible Post Closing Date Pledged Intercompany Notes” means, as of any date of determination, each of the promissory notes, loan agreements or other evidences of indebtedness designated as such following the Closing Date by the Borrower with the consent of the Administrative Agent, in each case that constitute Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Customary Permitted Liens and Additional Intangible Temporary Permitted Liens.

4

Credit Agreement Schedule 1.1B

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

“Eligible Real Estate” means, as of any date of determination, real property in respect of which the Collateral Trustee has a valid, perfected and enforceable mortgage that ranks prior to all Liens other than Permitted Liens; provided, however, that “Eligible Real Estate” shall exclude any such real property to the extent, but only to the extent, necessary in order that, after giving effect to such exclusion (and any similar exclusion made pursuant to (x) the proviso to the definition of “Eligible Inventory” and (y) the first proviso to the definition of “Eligible P&E”), the aggregate Net Book Value of all Tangible Collateral secured by any Material Permitted Consensual Lien is less than or equal to $50,000,000; provided, further, such real property shall not constitute “Eligible Real Estate” until the Borrower has delivered to the Administrative Agent (i) appraisals that comply with the requirements of the Federal Institutions Reform, Recovery and Enforcement Act (“FIRREA”) with respect to a sampling of parcels of real estate included in the Mortgaged Property (with the sample to be agreed between the Borrower and the Administrative Agent) and valuations obtained by the Loan Parties in connection with the “fresh start” accounting adjustments that have been made by any Loan Party of the parcels not included in the appraised parcels of real estate included in the Mortgaged Property, and (ii) the Real Estate Deliverables for the applicable real estate (it being understood that such real estate will become “Eligible Real Estate” (subject to the first proviso of this definition) at such time as such appraisals or valuations and Real Estate Deliverables have been delivered).

“Eligible Receivables” means, as of any date of determination, the items classified by the Loan Parties as “accounts receivable” in accordance with GAAP (a) that are owing by a Person that is not a consolidated Subsidiary of the Parent, (b) that are owing by a Person that is organized under the laws of a jurisdiction within the United States and (c) that constitute Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Customary Permitted Liens and Additional Intangible Temporary Permitted Liens.

“Eligible Technology” means, as of any date of determination, the technology that has been identified as “Eligible Technology” by the Borrower and the Administrative Agent and that constitutes Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Customary Permitted Liens and Additional Intangible Temporary Permitted Liens. For the avoidance of doubt, the Borrower and the Administrative Agent have identified the technology listed or otherwise described in the Security Agreement, the Patent Security Agreement, and the Trademark Security Agreement, as “Eligible Technology” for purposes of the foregoing.

“Eligible Trademarks” means, as of any date of determination, the trademarks that have been identified as “Eligible Trademarks” by the Borrower and the Administrative Agent and that constitute Collateral and in which the Collateral Trustee has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Customary Permitted Liens and Additional Intangible Temporary Permitted Liens. For the avoidance of doubt, the Borrower and the Administrative Agent have identified the trademarks listed or otherwise described in the Security Agreement and the Trademark Security Agreement, as “Eligible Trademarks” for purposes of the foregoing.

“Eligible Value” means, as of any date of determination:

(a) with respect to Eligible Receivables, the Net Book Value of Eligible Receivables as derived from the general ledger or other financial records of the Loan Parties that is the basis for the most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement;

(b) with respect to Eligible Inventory, the gross book value of such Eligible Inventory as derived from the general ledger or other financial records of the Loan Parties that is the basis for the most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement;

5

Credit Agreement Schedule 1.1B

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

(c) with respect to Eligible Closing Date Pledged Intercompany Notes, the lesser of (i) the outstanding principal amount thereof on such date of determination (net of any amounts then due to the maker thereof or other obligor thereunder from the party to whom the amounts under such Eligible Closing Date Pledged Intercompany Note is then owing that can be offset against such principal amount, as reasonably determined by the Borrower) and (ii) (x) if the obligor on such Eligible Closing Date Pledged Intercompany Note is also an issuer of Eligible Pledged Foreign Capital Stock or Eligible Domestic Pledged Capital Stock which has been assigned a Borrowing Base Amount, the Eligible Value of the Eligible Foreign Pledged Capital Stock or Eligible Domestic Pledged Capital Stock issued by the obligor of such Eligible Closing Date Pledged Intercompany Note (but prior, however, to subtracting the outstanding principal amount of such Eligible Closing Date Pledged Intercompany Note and before taking into account any advance percentage) or (y) in any other case, the value of the Capital Stock issued by the obligor on such Eligible Closing Date Pledged Intercompany Note (but prior, however, to subtracting the outstanding principal amount of such Eligible Closing Date Pledged Intercompany Note) as reasonably determined by the Administrative Agent in consultation with the Borrower;

(d) with respect to Eligible Foreign Pledged Capital Stock an amount equal to (A) the applicable Pledged Percentage of such Foreign Pledged Issuer multiplied by (B) (x) the EBITDA of such Foreign Pledged Issuer for the relevant period (determined in accordance with the definition of “EBITDA”), multiplied by [**], minus (y) the greater of (i) the outstanding amount of debt for borrowed money owed by such Foreign Pledged Issuer and its Subsidiaries, other than intercompany debt owing between such Foreign Pledged Issuer and its Subsidiaries (i.e., debt that would be eliminated in preparing a consolidated financial statement for such Foreign Pledged Issuer) minus the Excess Cash held by such Foreign Pledged Issuer and (ii) zero;

(e) with respect to Eligible Ally Pledged Capital Stock, the carrying value thereof as derived from the general ledger or other financial records of the Loan Parties that is the basis for the most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement;

(f) with respect to Eligible Domestic Pledged Capital Stock, the amount reasonably determined by the Administrative Agent in consultation with the Borrower in connection with the pledge of such Capital Stock pursuant to the Collateral Trust Agreement (which amount may be determined by a formula or another method as reasonably agreed by the Administrative Agent and the Borrower);

(g) with respect to Eligible P&E, the Net Book Value of the Eligible P&E as derived from the general ledger or other financial records of the Loan Parties that is the basis for the most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement;

(h) with respect to Eligible Real Estate, the Net Book Value of the Eligible Real Estate as derived from the general ledger or other financial records of the Loan Parties that is the basis for the most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement; and

(i) with respect to Eligible Cash, the amount thereof credited to a Borrowing Base Collateral Account as of the date of determination;

6

Credit Agreement Schedule 1.1B

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

provided, however, that the Eligible Value for Eligible Collateral (other than Eligible Cash and Eligible Closing Date Pledged Intercompany Notes) shall be adjusted on a pro forma basis (in each case using the values derived from the financial records that were the basis for the then most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement) from time to time as provided in the Credit Agreement, the Eligible Value for Eligible Cash shall be adjusted on a daily basis, and the Eligible Value for Eligible Closing Date Pledged Intercompany Notes shall be adjusted on any date on which there is a change in the outstanding principal amount thereof.

“Excess Cash” means, with respect to a Foreign Pledged Issuer as of any date of determination, (A) cash, cash equivalents, and Marketable Securities then held by such Foreign Pledged Issuer and deposits made to GM Europe Treasury Company AB minus (B) the product of (x) net sales of such Foreign Pledged Issuer for the fiscal year of such Foreign Pledged Issuer ending prior to such date of determination multiplied by (y) [**].

“Foreign Pledged Issuer” means each “first-tier” Foreign Subsidiary of each Loan Party, other than Excluded Subsidiaries.

“Immaterial Nonconsensual Basket Liens” means Permitted Liens described in clause (bb) of the definition thereof that do not secure liabilities or other obligations exceeding, in the aggregate at any time outstanding, for all such liabilities or obligations, $50,000,000 and, in any case, that are not consensual Liens of the types described in clause (c), (g), (i), (j), (k), (l) or (m) (to the extent securing the renewal, refinancing, replacing, refunding, amendment, extension or modification, as a whole or in part, of any obligations or indebtedness secured by a Lien permitted by clause (i), (j), (k), (l), or (m)) of the definition of Permitted Lien.

“Intangible Collateral” means the following classes or types of Collateral: accounts receivable, promissory notes, loan agreements or other evidences of indebtedness, Capital Stock, technology, and trademarks.

“Material Permitted Consensual Lien” means any Lien on Tangible Collateral which is included in the determination of the Borrowing Base Amount that ranks prior to the Lien in favor of the Collateral Trustee under the Collateral Trust Agreement securing Covered Debt of the kind described in clause (c), (g), (i), (j), (k), (l), (m) (to the extent securing the renewal, refinancing, replacing, refunding, amendment, extension or modification, as a whole or in part, of any obligations or indebtedness secured by a Lien permitted by clause (i), (j), (k), (l), or (m)) or (n) of the definition of Permitted Liens to secure obligations or indebtedness incurred (in a single transaction or a series of related transactions); provided, that at the time of delivery of a quarterly borrowing base certificate by the Borrower (x) a Financial Officer of the Borrower has actual knowledge of such Lien or (y) the Borrower has received written notice of the existence of such Lien from the Administrative Agent.

“Material Real Estate” means the parcels of real estate listed on Schedule 1.1E to the Credit Agreement.

“Permitted Investments” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of twelve months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000 and having a short-term indebtedness or certificate of deposit rating of at least A-1 by

7

Credit Agreement Schedule 1.1B

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

S&P or P-1 by Moody’s or F1 by Fitch, or carrying an equivalent rating by a nationally recognized statistical rating organization; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s or F1 by Fitch, or carrying an equivalent rating by a nationally recognized statistical rating organization, if all of the named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within thirteen months from the date of acquisition; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities described in clause (a) of this definition; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s or A by Fitch or carry an equivalent rating by any other nationally recognized statistical rating organization; (f) securities with maturities of twelve months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds at least 95% of the investments of which are in assets satisfying the requirements of clauses (a) through (f) of this definition; (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P or Aaa by Moody’s or AAA by Fitch or carry an equivalent rating by any other nationally recognized statistical rating organization and (iii) have portfolio assets of at least $5,000,000,000; (i) asset-backed securities rated AAA by S&P or Aaa by Moody’s or AAA by Fitch or carry an equivalent rating by any other nationally recognized statistical rating organization maturing within one year from the date of acquisition; or (j) corporate notes and other debt instruments with maturities of one year or less from the date of acquisition that are rated at least A by S&P or A2 by Moody’s or A by Fitch or that carry an equivalent rating by any other nationally recognized statistical rating organization.

“Pledged Percentage” means, with respect to any Eligible Foreign Pledged Capital Stock at any time, the percentage of the aggregate underlying economic value of the related Foreign Pledged Issuer that is represented by the Capital Stock of a Foreign Pledged Issuer that satisfies the definition of Eligible Foreign Pledged Capital Stock at such time.

“Post-Closing Deliverables” means, with respect to each Material Foreign Pledged Issuer, (a) a pledge agreement in favor of the Collateral Trustee with respect to the Capital Stock of such Material Foreign Pledged Issuer that is governed by the law of the jurisdiction where such Foreign Pledged Issuer is domiciled and (b) an opinion of local counsel (which may be internal counsel to any Loan Party or to such Material Foreign Pledged Issuer) as to perfection and enforceability thereof under such law, in each case reasonably satisfactory to the Administrative Agent.

“Real Estate Deliverables”” means, (i) with respect to Section 6.6(e) of the Credit Agreement, the Post-Closing Deliverables described in clauses (i)-(iii) thereof, and (ii) with respect to Section 6.8(b) of the Credit Agreement, the items described in clauses (i)-(iii) thereof.

“Tangible Collateral” means the following classes or types of Collateral: real estate, inventory, machinery, and equipment.

“Technology & IP Floor Amount” means [**]; provided that if the provisions of Section 6.6(b) of the Credit Agreement have not been complied with by the end of the Perfection Period, such amount shall thereafter be deemed to be zero until such provisions have been complied with.

8

Credit Agreement Schedule 1.1B

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1C
to
Credit Agreement

RESTRICTED COLLATERAL

Domestic Entities

	Name of Entity	Jurisdiction of Organization
1.	DMAX, Ltd.	Ohio
2.	General Motors Asia, Inc.	Delaware
3.	General Motors Asia Pacific Holdings, LLC	Delaware
4.	General Motors International Holdings, Inc.	Delaware
5.	General Motors LLC	Delaware
6.	General Motors Overseas Corporation	Delaware
7.	Metal Casting Technology, Inc.	Delaware
8.	OnStar, LLC	Delaware
Foreign Entities
	Name of Entity	Jurisdiction of Organization
1.	General International Limited (GIL)	Bermuda
2.	General Motors Automotive Holdings, S.L.	Spain
3.	General Motors East Africa Limited	United Arab Emirates
4.	General Motors Egypt, S.A.E.	Egypt
5.	General Motors Powertrain (Thailand) Limited	Thailand
6.	General Motors Powertrain Uzbekistan CJSC	Uzbekistan
7.	GM Daewoo Auto & Technology Company	Korea
8.	Hicom-Chevrolet, Sdn Bhd	Malaysia

1

Credit Agreement Schedule 1.1C

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1D-1
to
Credit Agreement

INITIAL EXCLUDED SUBSIDIARIES

Domestic Entities

	Name of Entity	Jurisdiction of Organization
1.	General Motors China, Inc.	Delaware
2.	General Motors Foundation, Inc.	Michigan
3.	General Motors Product Services, Inc.	Delaware
4.	General Motors Ventures LLC	Delaware
5.	GM Car Company LLC	Delaware
6.	GM GEFS L.P.	Nevada
7.	GM Global Steering Holdings, LLC	Delaware
8.	GM Technologies, LLC	Delaware
9.	Koneyren, Inc.	Michigan
Foreign Entities
	Name of Entity	Jurisdiction of Organization
1.	Buttonpaper Limited	United Kingdom
2.	General Motors Asia Pacific (Pte) Limited	Singapore
3.	General Motors Automobiles Philippines, Inc.	Philippines
4.	General Motors Chile Industria Automotriz Limitada	Chile
5.	General Motors Coordination Center BVBA	Belgium
6.	General Motors International Services Company SAS	Colombia
7.	General Motors Nova Scotia Investments Ltd.	Canada
8.	General Motors Peru S.A.	Peru
9.	GM GEFS HOLDINGS (CHC4) ULC	Canada
10.	GM Purchasing Vauxhall UK Limited	United Kingdom
11.	Saab Danmark A/S	Denmark

1

Credit Agreement Schedule 1.1D-1

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1D-2
to
Credit Agreement

INITIAL SUBSIDIARY GUARANTORS

	Name of Entity	Jurisdiction of Organization
1.	General Motors Asia Pacific Holdings, LLC	Delaware
2.	General Motors International Holdings, Inc.	Delaware
3.	General Motors LLC	Delaware
4.	General Motors Overseas Distribution Corporation	Delaware
5.	GM Components Holdings, LLC	Delaware
6.	GM Finance Co. Holdings LLC	Delaware
7.	GM Global Technology Operations, Inc.	Delaware
8.	GM LAAM Holdings, LLC	Delaware
9.	GM Preferred Finance Co. Holdings LLC	Delaware
10.	OnStar, LLC	Delaware
11.	Riverfront Holdings, Inc.	Delaware

1

Credit Agreement Schedule 1.1D-2

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1D-3 to Credit Agreement

INITIAL MATERIAL FOREIGN PLEDGED ISSUERS

	Name of Entity	Jurisdiction of Organization
1.	Controladora General Motors S.A. de C.V.	Mexico
2.	General Motors Africa and Middle East FZE	United Arab Emirates
3.	General Motors - Colmotores S.A.	Columbia
4.	General Motors del Ecuador S.A.	Ecuador
5.	General Motors do Brasil Ltda.	Brazil
6.	General Motors of Canada Limited	Canada
7.	Omnibus BB Transportes, S.A.	Ecuador

1

Credit Agreement Schedule 1.1D-3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1E to Credit Agreement

MORTGAGED PROPERTY

	Property	Address	City	State	Recording Office
Manufacturing & Proving Grounds

1.	GMPT - Bedford	105 GM Drive	Bedford	Indiana	Lawrence County Recorder- 916 15th St., Room 21, Bedford, IN 47421

2.	Stamping - Marion	2400 W Second Street	Marion	Indiana	Grant County Recorder - 401 South Adams Street Suite 334 Marion, IN 46953

3.	GMVM - Fort Wayne Assembly	12200 Lafayette Center Road	Roanoke	Indiana	Allen County Recorder - 1 East Main Street City County Building Room 100, Fort Wayne, IN 46802-1890

4.	GMVM - Fairfax Assembly	3201 Fairfax Trafficway	Kansas City	Kansas	Wyandotte County Register of Deeds - 710 N. 7th St., Suite 100 Kansas City, KS 66101-3084

5.	Stamping - Fairfax	3201 Fairfax Trafficway	Kansas City	Kansas	Wyandotte County Register of Deeds - 710 N. 7th St., Suite 100 Kansas City, KS 66101-3084

6.	GMVM - Bowling Green Assembly	600 Corvette Drive	Bowling Green	Kentucky	Warren County Clerk - P.O. Box 478 - Bowling Green, KY 42102-0478

7.	GMPT - Bay City	1001 Woodside Avenue	Bay City	Michigan	Bay County Register of Deeds - 515 Center Avenue Bay City, MI 48708-5994

8.	GMVM - Hamtramck Assembly	2500 East Grand Boulevard	Detroit	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

9.	GMVM - Flint Assembly	G-3100 Van Slyke Road	Flint	Michigan	Genesee County Register of Deeds - 1101 Beach Street Administration Building Flint, MI 48502

10.	Stamping - Flint	G-2238 West Bristol Road	Flint	Michigan	Genesee County Register of Deeds - 1101 Beach Street Administration Building Flint, MI 48502

11.	Stamping - Flint Tool & Die	425 S Stevenson Street	Flint	Michigan	Genesee County Register of Deeds - 1101 Beach Street Administration Building Flint, MI 48502

12.	GMPT Flint L6 Engine Plant	2100 Bristol Road	Flint	Michigan	Genesee County Register of Deeds - 1101 Beach Street Administration Building Flint, MI 48502

13.	Weld Tool Center - Grand Blanc	10800 South Saginaw Street	Grand Blanc	Michigan	Genesee County Register of Deeds - 1101 Beach Street Administration Building Flint, MI 48502

14.	GMVM - Orion Assembly	4555 Giddings Road	Lake Orion	Michigan	Yuma, AZ 85364-2311

15.	GMVM - Lansing Delta Township Assembly	8175 Millett Hwy	Lansing	Michigan	Eaton County Register of Deeds - 1045 Independence Blvd.Room 104 Charlotte, MI 48813-1095

16.	GMVM - Lansing Grand River Assembly	920 Townsend Avenue	Lansing	Michigan	Ingham County Register of Deeds - P.O. Box 195 Mason, MI 48854-0195

1

Credit Agreement Schedule 1.1E

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Property	Address	City	State	Recording Office
17.	Lansing Regional Stamping	8175 Millet Hwy	Lansing	Michigan	Eaton County Register of Deeds - 1045 Independence Blvd.Room 104 Charlotte, MI 48813-1095

18.	Stamping - Pontiac Plant #14	220 East Columbia	Pontiac	Michigan	Oakland County Register of Deeds - 1200 North Telegraph Road Dept 480 Pontiac, MI 48341-0480

19.	GMPT - Romulus	36880 Ecorse Road	Romulus	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

20.	GMPT - Saginaw Metal Casting	1629 N Washington Avenue	Saginaw	Michigan	Saginaw County Register of Deeds - 111 South Michigan Avenue Saginaw, MI 48602

21.	SPO - Flint	6060 W Bristol Road	Swartz Creek	Michigan	Genesee County Register of Deeds - 1101 Beach Street Administration Building Flint, MI 48502

22.	GMPT - Warren	23500 Mound Road	Warren	Michigan	Macomb County Register of Deeds - 10 North Main Mt. Clemens, MI 48043

23.	GMVM - Wentzville Assembly	1500 - 1 E Route A	Wentzville	Missouri	St. Charles County Recorder of Deeds - 201 North 2nd, Room 338St. Charles, MO 63301

24.	Stamping - Wentzville	1501 - 1 E Route A	Wentzville	Missouri	St. Charles County Recorder of Deeds - 201 North 2nd, Room 338St. Charles, MO 63301

25.	GMPT - Tonawanda	2995 River Road	Buffalo	New York	Erie County Clerk’s Office - 92 Franklin St Buffalo, NY 14202

26.	GMPT - Defiance	26427 State Road, Route 281E	Defiance	Ohio	Defiance County Recorder - 221 Clinton Street Defiance, OH 43512

27.	GMVM - Lordstown Assembly	2300 Hallock Young Road	Lordstown	Ohio	Trumbull County Recorder - 160 High Street N.W. Warren, OH 44481

28.	Stamping - Lordstown	2369 Ellsworth-Bailey Road	Lordstown	Ohio	Trumbull County Recorder - 160 High Street N.W. Warren, OH 44481

29.	GMPT - Morain (DMAX)	2601 West Stroop Road	Moraine	Ohio	Montgomery County Recorder - P.O. Box 972 Dayton, OH 45422

30.	GMPT - Parma Stamping	5400 Chevrolet Boulevard	Parma	Ohio	Cuyahoga County Recorder - 1219 Ontario Street Cleveland, OH 44113

31.	GMPT - Toledo	1455 West Alexis Road	Toledo	Ohio	Lucas County Recorder - 1 Government Center #700 Jackson Street Toledo, OH 43604

32.	GMVM - Spring Hill Assembly	100 Saturn Parkway, Spring Hill Campus	Spring Hill	Tennessee	Maury County Register of Deeds - P.O. Box 769 Columbia, TN 38402-0769

33.	Stamping - Spring Hill	100 Saturn Parkway, Spring Hill Campus	Spring Hill	Tennessee	Maury County Register of Deeds - P.O. Box 769 Columbia, TN 38402-0769

2

Credit Agreement Schedule 1.1E

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Property	Address	City	State	Recording Office
34.	GMPT - Spring Hill	100 Saturn Parkway, Spring Hill Campus	Spring Hill	Tennessee	Maury County Register of Deeds - P.O. Box 769 Columbia, TN 38402-0769

35.	GMVM - Arlington Assembly	2525 East Abram Street	Arlington	Texas	Tarrant County Clerk - 100 West Weatherford Courthouse, Room 130 Ft. Worth, TX 76196

36.	Southwest Proving Grounds	1500 General Motors Road	Yuma	Arizona	Yuma County Recorder - 410 S. Maiden Lane Yuma, AZ 85364-2311

37.	Milford Proving Grounds	3300 General Motors Road	Milford	Michigan	Oakland County Register of Deeds - 1200 North Telegraph Road Dept 480 Pontiac, MI 48341-0480 and Livingston County Register of Deeds - 200 E. Grand River Howell, MI 48843

38.	Delphi Powertrain Systems - Grand Rapids	2100 Burlingame	Wyoming	Michigan	Kent County Register of Deeds - 300 Monroe Avenue NW Grand Rapids, MI 49503-2286

39.	Delphi Electronics & Safety	1800 E. Lincoln	Kokomo	Indiana	Howard County Recorder - 220 North Main St., Room 330 Kokomo, IN 46901

40.	Delphi Thermal Systems	200 Upper Mountain	Lockport	New York	Niagara County Clerk - P.O. Box 461 Lockport, NY 14095

41.	Delphi Powertrain Systems - Rochester	1000 Lexington Avenue	Rochester	New York	Monroe County Clerk - 39 West Main Street Rochester, NY 14614

Warehouses

42.	SPO - Memphis	5115 Pleasant Hill Road	Memphis	Tennessee	Shelby County Register of Deeds - 1075 Mullins Station Suite W165 Memphis, TN 38134

43.	SPO - Willow Run w/excess land	50000 Ecorse Road	Belleville	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

44.	SPO - Lansing	4400 West Mount Hope Road	Lansing	Michigan	Eaton County Register of Deeds - 1045 Independence Blvd.Room 104 Charlotte, MI 48813-1095

45.	SPO - Pontiac	1251 Joslyn Road	Pontiac	Michigan	Oakland County Register of Deeds - 1200 North Telegraph Road Dept 480 Pontiac, MI 48341-0480

46.	SPO - Drayton Plains	5260 Williams Lake Road	Waterford	Michigan	Oakland County Register of Deeds - 1200 North Telegraph Road Dept 480 Pontiac, MI 48341-0480

47.	Spring Hill SPO	Spring Hill Campus	Spring Hill	Tennessee	Maury County Register of Deeds - P.O. Box 769 Columbia, TN 38402-0769

Other

48.	COB - Thousand Oaks	515 Marin Street	Thousand Oaks	California	Ventura County Recorder - 800 South Victoria Avenue Ventura, CA 93009-1260

3

Credit Agreement Schedule 1.1E

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Property	Address	City	State	Recording Office
49.	Training Center SE - Alpharetta GA	6395 Shiloh Road	Alpharetta	Georgia	Forsyth County Clerk of the Superior Court - 100 Courthouse Square, Room 010 Cumming, GA 30040

50.	Renaissance Center Land - West	RenCen Campus	Detroit	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

51.	Renaissance Center Land - East	RenCen Campus	Detroit	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

52.	GM Renaissance Center	100 Renaissance Center	Detroit	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

53.	River East Deck	RenCen Campus	Detroit	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

54.	Franklin Deck	RenCen Campus	Detroit	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

55.	Millender Center	333 East Jefferson Avenue	Detroit	Michigan	Wayne County Register of Deeds - 400 Monroe St.; 7th Floor Detroit, MI 48226-2925

56.	SPO - Grand Blanc	6200 Grand Pointe Drive	Grand Blanc	Michigan	Genesee County Register of Deeds - 1101 Beach Street Administration Building Flint, MI 48502

57.	Pontiac North Powertrain Campus	895 Joslyn Road	Pontiac	Michigan	Oakland County Register of Deeds - 1200 North Telegraph Road Dept 480 Pontiac, MI 48341-0480

58.	Warren Technical Center Campus	30800 Mound Road	Warren	Michigan	Macomb County Register of Deeds - 10 North Main Mt. Clemens, MI 48043

59.	Vacant Land Maury County	Vacant Land Maury County, Spring Hill Campus	Spring Hill	Tennessee	Maury County Register of Deeds - P.O. Box 769 Columbia, TN 38402-0769

60.	Office Building on MFG site	Spring Hill Campus	Spring Hill	Tennessee	Maury County Register of Deeds - P.O. Box 769 Columbia, TN 38402-0769

61.	Training Center S - Garland TX	3635 South Shiloh Drive	Garland	Texas	Dallas County Clerk’s Office Records Bldg, 2nd Floor - 509 Main St Dallas, TX 75202-3502

4

Credit Agreement Schedule 1.1E

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 1.1G to Credit Agreement

PRICING GRID

S&P / Moody’s / Fitch Ratings of the facility evidenced by this Agreement	Commitment Fee Rate	Applicable Margin for Eurodollar Loans / Letter of Credit Fee	Applicable Margin for ABR Loans
> BBB- / Baa3 / BBB-	[**]	[**]	[**]
BB+ / Ba1 / BB+	[**]	[**]	[**]
BB / Ba2 / BB	[**]	[**]	[**]
BB- / Ba3 / BB-	[**]	[**]	[**]
B+ / B1 / B+	[**]	[**]	[**]
B / B2 / B	[**]	[**]	[**]
B- / B3 / B-	[**]	[**]	[**]
< B- / B3 / B-	[**]	[**]	[**]

Changes in the Applicable Margin and Commitment Fee Rate shall become effective on the date on which S&P, Moody’s and/or Fitch changes the rating it has issued with respect to the facility evidenced by this Agreement. Each such change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P, Moody’s and/or Fitch shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent (in consultation with the Lenders) shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin and the Commitment Fee Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. [**]

1

Credit Agreement Schedule 1.1G

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 4.6 to Credit Agreement

LITIGATION

None.

1

Credit Agreement Schedule 4.6

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 4.13 to Credit Agreement

PLEDGED EQUITY

Domestic Subsidiaries

	Name of Entity	Jurisdiction of Organization	Direct Owner	Percentage Owned	Percentage Pledged of Issued and Outstanding Shares	Number and Class of Shares Issued and Outstanding[2]	Number and Class of Shares Pledged	Number of Certificate Delivered
1.	Ally Financial Inc.[3]	Delaware	GM Finance Co. Holdings LLC	6.69%	6.69%	Common Shares[4]	53,452	3
			GM Preferred Finance Co. Holdings LLC	100%	100%	Series A Preferred Shares	1,021,764	A-1

2.	Annunciata Corporation	Delaware	General Motors Holdings LLC	100%	100%	10 Shares	10 Shares	03

3.	Argonaut Holdings, Inc.	Delaware	General Motors LLC	100%	100%	1,000 Shares	1,000 Shares	4

4.	Dealership Liquidations, Inc.	Delaware	General Motors LLC	100%	100%	1 Common Share	1 Common Share	3
						999 Preferred Shares	999 Preferred Shares	3

5.	General Motors Global Service Operations, Inc.	Delaware	General Motors Holdings LLC	100%	100%	100 Shares	100 Shares	03

6.	General Motors Korea, Inc.	Delaware	General Motors Holdings LLC	100%	100%	1,000 Common Shares	1,000 Common Shares	04

7.	General Motors Overseas Distribution Corporation	Delaware	General Motors Holdings LLC	100%	100%	5,000 Shares	5,000 Shares	3

[2]	Only relating to classes of Capital Stock owned by the respective direct owner.
[3]

Ally Financial Inc. is not a “Subsidiary” of a Loan Party, however, pursuant to the parenthetical in clause (e) of the definition of “Excluded Collateral”, the Capital Stock of Ally Financial Inc. will still be pledged.

[4]	The amount of total issued and outstanding shares of Ally Financial Inc. common and preferred stock is not available.

1

Credit Agreement Schedule 4.13

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Name of Entity	Jurisdiction of Organization	Direct Owner	Percentage Owned	Percentage Pledged of Issued and Outstanding Shares	Number and Class of Shares Issued and Outstanding[2]	Number and Class of Shares Pledged	Number of Certificate Delivered
8.	General Motors Research Corporation	Delaware	General Motors Holdings LLC	100%	100%	100 Shares	100 Shares	3

9.	General Motors Thailand Investments, LLC	Delaware	General Motors Asia Pacific Holdings LLC	42%	42%	N/A	N/A	N/A (uncertificated)

10.	GM APO Holdings, LLC	Delaware	General Motors Asia Pacific Holdings LLC	100%	100%	N/A	N/A	N/A (uncertificated)

11.	GM Components Holdings, LLC	Delaware	General Motors LLC	100%	100%	N/A	N/A	N/A (uncertificated)

12.	GM Eurometals, Inc.	Delaware	General Motors LLC	100%	100%	10 Shares	10 Shares	3

13.	GM Finance Co. Holdings LLC	Delaware	General Motors Holdings LLC	100%	100%	1 Unit	1 Unit	3

14.	GM Global Technology Operations, Inc.	Delaware	General Motors Holdings LLC	100% of Preferred Shares	100% of Preferred Shares	1,000 Preferred (voting) Shares	1,000 Preferred (voting) Shares	P-7

15.	GM Global Tooling Company, Inc.	Delaware	General Motors Holdings LLC	100%	100%	101 Shares	101 Shares	4

16.	GM LAAM Holdings, LLC	Delaware	General Motors Asia Pacific Holdings LLC	100%	100%	N/A	N/A	N/A (uncertificated)

17.	GM Personnel Services, Inc.	Delaware	General Motors LLC	100%	100%	100 Shares	100 Shares	3

18.	GM Preferred Finance Co. Holdings LLC	Delaware	General Motors Holdings LLC	100%	100%	N/A	N/A	N/A (uncertificated)

19.	GM Subsystems Manufacturing, LLC	Delaware	General Motors LLC	100%	100%	N/A	N/A	N/A (uncertificated)

20.	GM-DI Leasing Corporation	Delaware	General Motors LLC	100%	100%	1,000 Shares	1,000 Shares	8
						54,000 Preferred Shares	54,000 Preferred Shares	9

21.	GMEH Holding, LLC	Delaware	General Motors International Holdings, Inc.	100%	100%	N/A	N/A	N/A (uncertificated)

2

Credit Agreement Schedule 4.13

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Name of Entity	Jurisdiction of Organization	Direct Owner	Percentage Owned	Percentage Pledged of Issued and Outstanding Shares	Number and Class of Shares Issued and Outstanding[2]	Number and Class of Shares Pledged	Number of Certificate Delivered
22.	Grand Pointe Park Condominium Association	Michigan	General Motors LLC	62.13%	62.13%	N/A	N/A	N/A (uncertificated)

23.	Motors Holding LLC	Delaware	General Motors LLC	100%	100%	N/A	N/A	N/A (uncertificated)

24.	OnStar Global Services Corporation	Delaware	OnStar, LLC	100%	100%	1 Share	1 Share	1

25.	PIMS Co.	Delaware	General Motors Holdings LLC	100%	100%	10 Shares	10 Shares	03

26.	Riverfront Holdings III, Inc.	Delaware	Riverfront Holdings, Inc.	100%	100%	10 Common Shares	10 Common Shares	01

27.	Riverfront Holdings Phase II, Inc.	Delaware	Riverfront Holdings, Inc.	100%	100%	1,000 Common Shares	1,000 Common Shares	1

28.	Riverfront Holdings, Inc.	Delaware	General Motors LLC	100%	100%	30,001 Shares	30,001 Shares	05

29.	WRE, Inc.	Michigan	General Motors LLC	100%	100%	20,000 Shares	20,000 Shares	4

Foreign Subsidiaries

	Name of Entity	Jurisdiction of Organization	Direct Owner	Percentage Owned	Percentage Pledged of Issued and Outstanding Shares	Number and Class of Shares Issued and Outstanding[5]	Number and Class of Shares Pledged	Number of Certificate Delivered	EBITDA (in millions)
1.	Adam Opel GmbH	Germany	General Motors Holdings LLC	33.69%	33.69%	N/A	N/A	N/A	N/A

2.	BOCO Proprietary Limited	South Africa	GM LAAM Holdings, LLC	100%	65%	Number of Ordinary Shares to come*	Number of Ordinary Shares to come*	To come*	N/A

[5]	Only relating to classes of Capital Stock owned by the respective direct owner.

3

Credit Agreement Schedule 4.13

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Name of Entity	Jurisdiction of Organization	Direct Owner	Percentage Owned	Percentage Pledged of Issued and Outstanding Shares	Number and Class of Shares Issued and Outstanding[5]	Number and Class of Shares Pledged	Number of Certificate Delivered	EBITDA (in millions)
3.	Controladora General Motors S.A. de C.V.	Mexico	General Motors Overseas Distribution Corporation	99.9999%	65%	49,999 Class I, Series B Shares	Number of Class I, Series B Shares to come**	To come**	[**]
						371,371,972 Class II, Series B	Number of Class II, Series B Shares to come**	To come**

4.	General Motors – Colmotores S.A.	Colombia	GM LAAM Holdings, LLC	97.18% (Combined Common and Preferred Shares)	65%	Number of Common Shares to come*	Number of Common Shares to come*	To come*	[**]
						7,607,047 Preferred 1a Shares	4,946,375 Preferred 1a Shares	1808
						Number of Preferred 2a Shares to come*	Number of Preferred 2a Shares to come*	To come*

5.	General Motors Africa and Middle East FZE	United Arab Emirates	General Motors Overseas Distribution Corporation	100%	100%	Number of shares to come*	Number of shares to come*	To come*	[**]

6.	General Motors Asia Pacific (Japan) Limited	Japan	General Motors Holdings LLC	100%	65%	N/A	N/A	N/A (uncertificated)	N/A

7.	General Motors de Argentina S.r.l.	Argentina	GM LAAM Holdings, LLC	4.62%	4.62%	N/A	N/A	N/A	N/A

8.	General Motors del Ecuador S.A.	Ecuador	GM LAAM Holdings, LLC	99.90%	65%	94,603,122 Ordinary Shares	61,492,029 Ordinary Shares	22	[**]

9.	General Motors do Brasil Ltda.	Brazil	GM LAAM Holdings, LLC	99.999%	65%	N/A	N/A	N/A (uncertificated)	[**]

10.	General Motors Israel Ltd.	Israel	GM LAAM Holdings, LLC	100%	65%	100 Ordinary Shares	65 Shares	2	N/A

4

Credit Agreement Schedule 4.13

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Name of Entity	Jurisdiction of Organization	Direct Owner	Percentage Owned	Percentage Pledged of Issued and Outstanding Shares	Number and Class of Shares Issued and Outstanding[5]	Number and Class of Shares Pledged	Number of Certificate Delivered	EBITDA (in millions)
11.	General Motors Limited	United Kingdom	General Motors Asia Pacific Holdings, LLC	74.89%	65%	127,000 Ordinary Shares	Number of Ordinary Shares to come*	To come*	N/A

12.	General Motors of Canada Limited	Canada	General Motors Holdings LLC	100%	65%	Number of Common Shares to come	Number of Common Shares to come*	To come*	[**]

13.	General Motors Uruguay, S.A.	Uruguay	GM LAAM Holdings, LLC	100%	65%	159,967,000 Shares	103,978,550 Shares	1	N/A

14.	Global Tooling Service Company Europe Limited	United Kingdom	General Motors Holdings LLC	100%	65%	100 Shares	Number of Shares to come*	To come*	N/A

15.	GM Auslandsprojekte GmbH	Germany	General Motors Holdings LLC	100%	65%	25,000 Shares	16,250 Shares	N/A (Uncertificated)	N/A

16.	GM International Sales Ltd.	Cayman Islands	General Motors Overseas Distribution Corporation	100%	65%	56,950 Ordinary Shares	Number of Ordinary Shares to come*	To come*	N/A
						1,000 Class A Redeemable Shares	1,000 Class A Redeemable Shares	5

17.	GM Inversiones Santiago Limitada	Chile	GM LAAM Holdings, LLC	100%	65%	N/A	N/A	N/A (Uncertificated)	N/A

18.	GM Plats (Proprietary) Limited	South Africa	General Motors Asia Pacific Holdings, LLC	100%	65%	100 Shares	Number of Shares to come*	To come*	N/A

19.	Holden New Zealand Limited	New Zealand	General Motors Holdings LLC	100%	65%	250,000 Shares	162,500 Shares	N/A (Uncertificated)	N/A

20.	Omnibus BB Transportes, S.A.	Ecuador	GM LAAM Holdings, LLC	40.09%	40.09%	Number of Shares to come	Number of Shares to come*	To come*	[**]

21.	PT General Motors Indonesia	Indonesia	General Motors Asia Pacific Holdings, LLC	99.99%	65%	484,098 Series A Shares	317,309 Series A Shares	To come*	N/A
						4,070 Series B Shares	0 Series B Shares	N/A

*	Information to be provided within 180 days after the Closing Date.
**	Information to be provided within 270 days after the Closing Date.

5

Credit Agreement Schedule 4.13

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 5.2(g) to Credit Agreement

UCC FILINGS

	Secured Party	Debtor	Jurisdiction
1.	Wilmington Trust Company, as Collateral Trustee	General Motors Asia Pacific Holdings, LLC	Delaware
2.	Wilmington Trust Company, as Collateral Trustee	General Motors Holdings LLC	Delaware
3.	Wilmington Trust Company, as Collateral Trustee	General Motors International Holdings, Inc.	Delaware
4.	Wilmington Trust Company, as Collateral Trustee	General Motors LLC	Delaware
5.	Wilmington Trust Company, as Collateral Trustee	General Motors Overseas Distribution Corporation	Delaware
6.	Wilmington Trust Company, as Collateral Truste	GM Components Holdings, LLC	Delaware
7.	Wilmington Trust Company, as Collateral Trustee	GM Finance Co. Holdings LLC	Delaware
8.	Wilmington Trust Company, as Collateral Trustee	GM Global Technology Operations, Inc.	Delaware
9.	Wilmington Trust Company, as Collateral Trustee	GM LAAM Holdings, LLC	Delaware
10.	Wilmington Trust Company, as Collateral Trustee	GM Preferred Finance Co. Holdings LLC	Delaware
11.	Wilmington Trust Company, as Collateral Trustee	OnStar, LLC	Delaware
12.	Wilmington Trust Company, as Collateral Trustee	Riverfront Holdings, Inc.	Delaware

1

Credit Agreement Schedule 5.2(g)

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

SCHEDULE 7.3 to Credit Agreement

EXISTING LIENS

1. With respect to Intellectual Property, (i) the Liens granted to The United States Department of the Treasury (the “UST”), including any such Liens granted in connection with the Second Amended and Restated Guaranty and Collateral Agreement, dated as of October 19, 2009, as amended, modified or supplemented (as so amended, modified, or supplemented, the “UST Collateral Agreement”), among the Borrower and the guarantors party thereto in favor of UST, and (ii) the Liens granted to the UAW Retire Medical Benefits Trust (“VEBA”), including any such Liens granted in connection with the Amended and Restated Guaranty and Collateral Agreement, dated as of October 19, 2009, as amended, modified or supplemented (as so amended, modified, or supplemented, the “VEBA Collateral Agreement”), among the Borrower and the guarantors party thereto in favor of VEBA.

2. With respect to the Capital Stock of any Foreign Subsidiary, (i) the Liens granted to UST, including any such Liens granted in connection with the UST Collateral Agreement, and (ii) the Liens granted to VEBA, including any such Liens granted in connection with the VEBA Collateral Agreement.

3. With respect to any real property interests, (i) the Liens granted to UST, including any such Liens granted in connection with the UST Collateral Agreement, and all other Liens, exceptions, or other encumbrances identified in any title commitment or policy with respect to any of the real property interests mortgaged to UST, (ii) the Liens granted to VEBA, including any such Liens granted in connection with the VEBA Collateral Agreement, and all other Liens, exceptions, or other encumbrances identified in any title commitment or policy with respect to any of the real property interests mortgaged to VEBA, and (iii) all other Liens, exceptions, or other encumbrances identified in any title commitment or policy with respect to any of the Mortgaged Property.

4. The following additional Liens which exist as of the Effective Date:6

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
1.	Deutsche Bank Trust Company as Collateral Agent GMODC Trade Receivables LLC Caribex Receivables Finance Co.	General Motors Overseas Distribution Corporation	Delaware	4/28/06	61432483

[6]	The financing statements on this Schedule 7.3 also include precautionary filings made by a lessor pursuant to a true lease, which does not constitute a perfected Lien on the Collateral.

1

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
2.	Arab Banking Corporation (B.S.C.), as Collateral Agent GMODC Receivables Funding LLC	General Motors Overseas Distribution Corporation	Delaware	3/5/07	2007 0820448
3.	Dane Systems, LLC	GM Components Holdings, LLC	Delaware	3/2/10	2010 0690135*
4.	BNP Paribas Leasing Corporation	Riverfront Holdings, Inc.	Delaware	5/5/03	31153306**
5.	Cicso Systems Capital Corporation	General Motors Holdings LLC	Delaware	03/24/06	61008192
6.	Dougherty Equipment Finance, L.L.C.	General Motors Holdings LLC	Delaware	09/25/09	2009 3079925
7.	CIT Technology Financing Services, Inc.	General Motors Holdings LLC	Delaware	04/30/10	2010 1510738
8.	Federal Broach & Machine Company, LLC	General Motors Holdings LLC	Delaware	08/23/10	2010 2934952
9.	Federal Broach & Machine Company, LLC	General Motors Holdings LLC	Delaware	08/23/10	2010 2935256
10.	Federal Broach & Machine Company, LLC	General Motors Holdings LLC	Delaware	08/30/10	2010 3031857
11.	Federal Broach & Machine Company, LLC	General Motors Holdings LLC	Delaware	09/17/10	2010 3241340
12.	Federal Broach & Machine Company, LLC	General Motors Holdings LLC	Delaware	09/20/10	2010 3258559
13.	Federal Broach & Machine Company, LLC	General Motors Holdings LLC	Delaware	09/20/10	2010 3258575

2

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
14.	Federal Broach & Machine Company, LLC	General Motors Holdings LLC	Delaware	09/28/10	2010 3376237
15.	Wells Fargo Bank Northwest, National Association State Street Bank and Trust Company of Connecticut	General Motors LLC	Delaware	12/19/01	11746135**
16.	Park National Bank	General Motors LLC	Delaware	10/01/03	32553983**
17.	Park National Bank	General Motors LLC	Delaware	11/11/03	32962499**
18.	Park National Bank	General Motors LLC	Delaware	11/11/03	32962556**
19.	Park National Bank	General Motors LLC	Delaware	11/11/03	32962697**
20.	Park National Bank	General Motors LLC	Delaware	02/25/04	40519589**
21.	Wells Fargo Bank Northwest, National Association U.S. Bank Trust National Association	General Motors LLC	Delaware	09/17/04	42624320**
22.	Wells Fargo Bank Northwest, National Association U.S. Bank Trust National Association	General Motors LLC	Delaware	09/17/04	42624536**
23.	Park National Bank	General Motors LLC	Delaware	02/08/08	2008 0476711**
24.	Park National Bank	General Motors LLC	Delaware	02/11/08	2008 0502722**
25.	MacQuaire Equipment Finance	General Motors LLC	Delaware	01/12/10	11703292**

3

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
26.
27.	Cameron Tool Corporation	General Motors LLC	Delaware	2/18/2010	2010 0539142
28.	Wells Fargo Bank Northwest U.S. Bank Trust National Association	General Motors LLC	Delaware	02/25/10	2010 0641716**
29.	Wells Fargo Bank Northwest U.S. Bank Trust National Association,	General Motors LLC	Delaware	02/25/10	2010 0641070**
30.	U.S. Bank Trust National Association	General Motors LLC	Delaware	04/01/10	2010 1119233**
31.	U.S. Bank Trust National Association Manufacturers and Traders Trust Company, as successor to Wilmington Trust Company	General Motors LLC	Delaware	04/01/10	2010 1119381**
32.	Wells Fargo Bank Northwest, National Association U.S. Bank Trust National Association	General Motors LLC	Delaware	04/01/10	2010 1119449**
33.	Wells Fargo Bank Northwest, National Association U.S. Bank Trust National Association	General Motors LLC	Delaware	04/01/10	2009 1119860**
34.	U.S. Bank Trust National Association	General Motors LLC	Delaware	04/01/10	2010 1119902**
35.	U.S. Bank Trust National Association	General Motors LLC	Delaware	04/01/10	2010 1119928**
36.	Competition Engineering, Inc.	General Motors LLC	Delaware	04/02/10	2010 1133812*

4

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
37.	Aggressive Tooling, Inc.	General Motors LLC	Delaware	04/08/10	2010 1209901*
38.	J. R. Automation Technologies, LLC	General Motors LLC	Delaware	05/03/10	2010 1531064*
39.	J. R. Automation Technologies, LLC	General Motors LLC	Delaware	05/04/10	2010 1551526*
40.	Plastic Mold Technology	General Motors LLC	Delaware	05/04/10	2010 1555634*
41.	CSA Financial Corp.	General Motors LLC	Delaware	05/10/10	2010 1618721
42.	Computer Systems of America, Inc.	General Motors LLC	Delaware	05/10/10	2010 1618978
43.	Utica Enterprises, Inc.	General Motors LLC	Delaware	05/11/10	2010 1631419*
44.	J. R. Automation Technologies, LLC	General Motors LLC	Delaware	05/14/10	2010 1701477*
45.	J. R. Automation Technologies, LLC	General Motors LLC	Delaware	05/18/10	2010 1730815*
46.	J. R. Automation Technologies, LLC Competition Engineering	General Motors LLC	Delaware	05/26/10	2010 1842180*
47.	J. R. Automation Technologies, LLC	General Motors LLC	Delaware	05/27/10	2010 1874381*
48.	Dietool Engineering Company Inc.	General Motors LLC	Delaware	06/01/10	2010 1898570*
49.	Cinetic Landis Corp.	General Motors LLC	Delaware	06/03/10	2010 1938087
50.	Cinetic Landis Corp.	General Motors LLC	Delaware	06/03/10	2010 1938236
51.	Cinetic Landis Corp.	General Motors LLC	Delaware	06/03/10	2010 1938350
52.	Cinetic Landis Corp.	General Motors LLC	Delaware	06/03/10	2010 1938418

5

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
53.	Wells Fargo Bank Northwest, National Association U.S. Bank Trust National Association	General Motors LLC	Delaware	06/24/10	2010 2217150**
54.	U.S. Bank Trust National Association	General Motors LLC	Delaware	07/06/10	2010 2341406
55.	Advanced Tooling Systems, Inc.	General Motors LLC	Delaware	07/09/10	2010 2388712*
56.	International Tooling Solutions, LLC	General Motors LLC	Delaware	07/15/10	2010 2460487
57.	Advanced Tooling Systems, Inc.	General Motors LLC	Delaware	07/15/10	2010 2466724*
58.	Plastic Mold Technology, Inc	General Motors LLC	Delaware	07/20/10	2010 2509879*
59.	Engineering Tooling Systems, Inc.	General Motors LLC	Delaware	07/23/2010	2010 2565129
60.	EMC Corporation	General Motors LLC	Delaware	07/26/10	2010 2581662
61.	EMC Corporation	General Motors LLC	Delaware	07/26/10	2010 2587875
62.	EMC Corporation	General Motors LLC	Delaware	07/27/10	2010 2595936
63.	EMC Corporation	General Motors LLC	Delaware	07/27/10	2010 2598021
64.	EMC Corporation	General Motors LLC	Delaware	07/27/10	2010 2605677
65.	EMC Corporation	General Motors LLC	Delaware	07/27/10	2010 2607244
66.	EMC Corporation	General Motors LLC	Delaware	07/29/10	2010 2631921
67.	EMC Corporation	General Motors LLC	Delaware	07/29/10	2010 2634768
68.	Plastic Mold Technology, Inc.	General Motors LLC	Delaware	07/30/10	2010 2658098*
69.	J. R. Automation Technologies, LLC	General Motors LLC	Delaware	08/04/10	2010 2709594*

6

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
70.	Standard Tool & Die, Inc.	General Motors LLC	Delaware	08/12/10	2010 2814931
71.	U.S. Bank Trust National Association	General Motors LLC	Delaware	12/10/03	33252387
72.	EMC Corporation	General Motors Company[7]	Delaware	4/15/08	2008 1314424
73.	EMC Corporation	General Motors Company	Delaware	9/30/2008	2008 3309638
74.	EMC Corporation	General Motors Company	Delaware	9/30/2008	2008 3310107
75.	EMC Corporation	General Motors Company	Delaware	9/30/2008	2008 3310172
76.	EMC Corporation	General Motors Company	Delaware	10/10/2008	2008 3437157
77.	EMC Corporation	General Motors Company	Delaware	10/20/2008	2008 3531124
78.	EMC Corporation	General Motors Company	Delaware	11/07/2008	2008 3739867
79.	EMC Corporation	General Motors Company	Delaware	11/07/2008	2008 3747506
80.	Eclipse Tool & Die, Inc.	General Motors Corporation	Delaware	12/08/2008	2008 4063754*
81.	EMC Corporation	General Motors Company	Delaware	12/11/2008	2008 4106249
82.	EMC Corporation	General Motors Company	Delaware	12/11/2008	2008 4106272
83.	EMC Corporation	General Motors Company	Delaware	12/19/2008	2008 4228845
84.	EMC Corporation	General Motors Company	Delaware	12/30/2008	2008 4306781

[7]	[**]

7

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
85.	EMC Corporation	General Motors Company	Delaware	12/30/2008	2008 4306807
86.	EMC Corporation	General Motors Company	Delaware	12/31/2008	2008 4323711
87.	EMC Corporation	General Motors Company	Delaware	12/31/2008	2008 4323737
88.	EMC Corporation	General Motors Company	Delaware	3/16/2009	2009 0826427
89.	EMC Corporation	General Motors Company	Delaware	3/16/2009	2009 0827375
90.	EMC Corporation	General Motors Company	Delaware	3/17/2009	2009 0838240
91.	EMC Corporation	General Motors Company	Delaware	3/17/2009	2009 0838794
92.	EMC Corporation	General Motors Company	Delaware	3/17/2009	2009 0840253
93.	EMC Corporation	General Motors Company	Delaware	4/16/2009	2009 1208120
94.	EMC Corporation	General Motors Company	Delaware	4/16/2009	2009 1209193
95.	EMC Corporation	General Motors Company	Delaware	4/16/2009	2009 1210266
96.	EMC Corporation	General Motors Company	Delaware	4/27/2009	2009 1317780
97.	EMC Corporation	General Motors Company	Delaware	4/27/2009	2009 1318606
98.	EMC Corporation	General Motors Company	Delaware	4/28/2009	2009 1336467
99.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1365631
100.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1365730
101.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1365805
102.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1365888

8

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
103.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1366019
104.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1366134
105.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1366217
106.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1366332
107.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1366514
108.	EMC Corporation	General Motors Company	Delaware	4/30/2009	2009 1366639
109.	EMC Corporation	General Motors Company	Delaware	5/27/2009	2009 1664348
110.	EMC Corporation	General Motors Corporation	Delaware	6/17/2009	2009 1939344
111.	EMC Corporation	General Motors Corporation	Delaware	6/18/2009	2009 1941787
112.	EMC Corporation	General Motors Corporation	Delaware	6/22/2009	2009 1989273
113.	EMC Corporation	General Motors Corporation	Delaware	6/22/2009	2009 1989711
114.	EMC Corporation	General Motors Corporation	Delaware	6/22/2009	2009 1989612
115.	EMC Corporation	General Motors Corporation	Delaware	6/23/2009	2009 1992699
116.	EMC Corporation	General Motors Corporation	Delaware	6/25/2009	2009 2047121
117.	EMC Corporation	General Motors Corporation	Delaware	6/25/2009	2009 2049168
118.	EMC Corporation	General Motors Corporation	Delaware	6/25/2009	2009 2050588
119.	Cana-datum Moulds LTD	General Motors Corporation	Delaware	7/08/2009	2009 2197736*
120.	DIE-TECH and Engineering, Inc.	General Motors Company	Delaware	07/17/09	2009 2304183*

9

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
121.	EMC Corporation	General Motors Corporation	Delaware	07/23/09	2009 2368667
122.	Hanson International, Inc.	General Motors Company	Delaware	08/04/09	2009 2495379*
123.	International Tooling Solutions, LLC	General Motors Company	Delaware	08/05/09	2009 2505847
124.	Tool Ventures Inc.	General Motors Company	Delaware	08/05/09	2009 2511191*
125.	International Tooling Solutions, LLC	General Motors Company	Delaware	08/06/09	2009 2515853
126.	J.R. Automation Technologies, LLC	General Motors Company	Delaware	08/06/09	2009 2531116*
127.	Xerox Corporation	General Motors Company	Delaware	08/07/09	2009 2543913**
128.	Aggressive Tooling, Inc.	General Motors Company	Delaware	08/10/09	2009 2548102*
129.	Aggressive Tooling, Inc.	General Motors Company	Delaware	08/10/09	2009 2562640*
130.	Aggressive Tooling, Inc.	General Motors Company	Delaware	08/11/09	2009 2566047*
131.	Lansing Tool & Engineering, Inc.	General Motors Company	Delaware	08/14/09	2009 2612619*
132.	Fanuc Robotics America, Inc. (Bailee-Bailor designation)	General Motors Company	Delaware	08/17/09	2009 2633458
133.	Tool Ventures Inc.	General Motors Company	Delaware	08/26/09	2009 2747654*
134.	U.S. Gauge & Fixture, Inc.	General Motors Company	Delaware	08/27/09	2009 2765987
135.	Richard Tool & Die Corp. (Seller-Buyer designation)	General Motors Company	Delaware	08/28/09	2009 2782719
136.	Richard Tool & Die Corp. (Seller-Buyer designation)	General Motors Company	Delaware	08/28/09	2009 2782925

10

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
137.	Richard Tool & Die Corp. (Seller-Buyer designation)	General Motors Company	Delaware	08/28/09	2009 2782784
138.	EMC Corporation	General Motors Company	Delaware	09/03/09	2009 2847652
139.	International Tooling Solutions, LLC	General Motors Company	Delaware	9/09/09	2009 2884226
140.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	9/11/09	2009 2916200*
141.	EMC Corporation	General Motors Company	Delaware	9/14/09	2009 2936323
142.	EMC Corporation	General Motors Company	Delaware	9/14/09	2009 2941307
143.	EMC Corporation	General Motors Company	Delaware	9/14/09	2009 2941331
144.	CAD CAM Services, Inc.	General Motors Company	Delaware	9/16/09	2009 2960943*
145.	EMC Corporation	General Motors Company	Delaware	9/24/2009	2009 3064281
146.	Sun Microsystems, Inc.	General Motors Company	Delaware	9/25/09	2009 3079925
147.	Detail Technologies, LLC	General Motors Company	Delaware	10/20/2009	2009 3364137*
148.	EMC Corporation	General Motors Company	Delaware	10/22/09	2009 3394381
149.	EMC Corporation	General Motors Company	Delaware	10/22/09	2009 3394399
150.	EMC Corporation	General Motors Company	Delaware	10/22/09	2009 3395065
151.	EMC Corporation	General Motors Company	Delaware	10/22/09	2009 3396196
152.	EMC Corporation	General Motors Company	Delaware	10/22/09	2009 3405781
153.	Rivera Tool, LLC	General Motors Company	Delaware	10/29/09	2009 3472278*

11

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
154.	Cinetic Landis Grinding Corp.	General Motors Company	Delaware	11/03/09	2009 3517353
155.	Cinetic Landis Grinding Corp.	General Motors Company	Delaware	11/03/09	2009 3517536
156.	Cinetic Landis Grinding Corp.	General Motors Company	Delaware	11/03/09	2009 3517619
157.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	11/04/09	2009 3533962*
158.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	11/05/09	2009 3550396*
159.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	11/09/09	2009 3589154*
160.	Detail Technologies, LLC	General Motors Company	Delaware	11/19/09	2009 3716815*
161.	ICX Corporation	General Motors Company	Delaware	11/19/09	2009 3728091
162.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	12/03/09	2009 3857700*
163.	Competition Engineering, Inc.	General Motors Company	Delaware	12/03/09	2009 3873475*
164.	EMC Corporation	General Motors Company	Delaware	12/08/09	2009 3920748
165.	EMC Corporation	General Motors Company	Delaware	12/08/09	2009 3920862
166.	EMC Corporation	General Motors Company	Delaware	12/08/09	2009 3923882
167.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	12/09/09	2009 3942320*
168.	Summit Polymers, Inc.	General Motors Company	Delaware	12/17/09	2009 4039621
169.	Summit Polymers, Inc.	General Motors Company	Delaware	12/17/09	2009 4040132
170.	EMC Corporation	General Motors Company	Delaware	12/21/09	2009 4079718
171.	EMC Corporation	General Motors Company	Delaware	12/21/09	2009 4080641

12

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
172.	EMC Corporation	General Motors Company	Delaware	12/21/09	2009 4080740
173.	Aggressive Tooling, Inc.	General Motors Company	Delaware	12/22/09	2009 4106693*
174.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	12/24/09	2009 4130958*
175.	EMC Corporation	General Motors Company	Delaware	12/28/09	2009 4147093
176.	EMC Corporation	General Motors Company	Delaware	12/29/09	2009 4152077
177.	EMC Corporation	General Motors Company	Delaware	12/29/09	2009 4150667
178.	EMC Corporation	General Motors Company	Delaware	12/29/09	2009 4152697
179.	EMC Corporation	General Motors Company	Delaware	12/29/09	2009 4165640
180.	EMC Corporation	General Motors Company	Delaware	12/29/09	2009 4165764
181.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	12/30/09	2009 4175300*
182.	CSA Financial Corp.	General Motors, LLC	Delaware	12/31/09	2009 4183809
183.	EMC Corporation	General Motors Company	Delaware	12/31/09	2009 4186034
184.	EMC Corporation	General Motors Company	Delaware	12/31/09	2009 4192560
185.	EMC Corporation	General Motors Company	Delaware	01/04/10	2010 0001846
186.	EMC Corporation	General Motors Company	Delaware	01/04/10	2010 0002349
187.	EMC Corporation	General Motors Company	Delaware	01/04/10	2010 0002547
188.	EMC Corporation	General Motors Company	Delaware	01/04/10	2010 0007884
189.	EMC Corporation	General Motors Company	Delaware	01/04/10	2010 0008148

13

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
190.	EMC Corporation	General Motors Company	Delaware	01/05/10	2010 0014294
191.	EMC Corporation	General Motors Company	Delaware	01/05/10	2010 0021174
192.	EMC Corporation	General Motors Company	Delaware	01/05/10	2010 0021950
193.	EMC Corporation	General Motors Company	Delaware	01/05/10	2010 0023808
194.	EMC Corporation	General Motors Company	Delaware	01/05/10	2010 0028880
195.	Eclipse Tool & Die, inc.	General Motors Company	Delaware	01/06/10	2010 0040844*
196.	Die-Tech and Engineering, Inc.	General Motors Company	Delaware	01/07/10	2010 0055669*
197.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	01/08/10	2010 0071708*
198.	EMC Corporation	General Motors Company	Delaware	01/11/10	2010 0082192
199.	EMC Corporation	General Motors Company	Delaware	01/11/10	2010 0083349
200.	H.S. Technologies, Inc.	General Motors Corporation	Delaware	01/11/10	2010 0084305
201.	EMC Corporation	General Motors Company	Delaware	01/12/10	2010 0095897
202.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	01/12/10	2009 0099113*
203.	EMC Corporation	General Motors Company	Delaware	01/12/10	2010 0100978
204.	EMC Corporation	General Motors Company	Delaware	01/12/10	2010 0102016
205.	EMC Corporation	General Motors Company	Delaware	01/12/10	2010 0102362
206.	Park National Bank	General Motors LLC	Delaware	01/12/10	2010 0102925
207.	EMC Corporation	General Motors Company	Delaware	01/12/10	2010 0103006

14

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
208.	International Tooling Solutions, LLC	General Motors Company	Delaware	01/12/10	2010 0110555
209.	Die-Tech and Engineering, Inc.	General Motors Company	Delaware	01/14/10	2010 0149017*
210.	Standard Tool & Die, Inc.	General Motors Company	Delaware	01/18/10	2010 0167696*
211.	Die-Tech and Engineering, Inc.	General Motors Company	Delaware	01/20/10	2010 0201297*
212.	International Tooling Solutions, LLC	General Motors LLC	Delaware	01/27/10	2010 0283386
213.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	02/02/10	2009 0354369*
214.	EMC Corporation	General Motors Company	Delaware	02/08/10	2010 0419592
215.	EMC Corporation	General Motors Company	Delaware	02/08/10	2010 0419774
216.	H.S. Die & Engineering Inc.	General Motors LLC	Delaware	02/09/10	2010 0431274
217.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	02/09/10	2009 0444483*
218.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	02/10/10	2009 0453609*
219.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	02/10/10	2009 0453690*
220.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	02/11/10	2009 0456859*
221.	FANUC Robotics America, Inc.	General Motors Company	Delaware	02/15/10	2010 0490387**
222.	Die-Tech and Engineering, Inc.	General Motors Company	Delaware	02/17/10	2010 0523344*
223.	EMC Corporation	General Motors Company	Delaware	02/18/10	2010 0544233
224.	Commercial Tool & Die, Inc.	General Motors Company	Delaware	02/19/10	2010 0553325*
225.	Commercial Tool & Die, Inc.	General Motors Company	Delaware	02/19/10	2010 0553804*

15

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
226.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	02/23/10	2010 0600134*
227.	J. R. Automation Technologies, LLC	General Motors Company	Delaware	02/24/10	2010 0622617*
228.	Datum Industries, LLC	General Motors Company	Delaware	03/04/10	2010 0731897*
229.	Lansing Tool and Engineering Inc.	General Motors Company	Delaware	03/07/10	2010 0756480*
230.	Summit Polymers Inc.	General Motors Company	Delaware	03/10/10	2010 0805196
231.	Summit Polymers Inc.	General Motors Company	Delaware	03/10/10	2010 0805873
232.	EMC Corporation	General Motors Company	Delaware	03/11/10	2010 0826135
233.	Standard Tool & Die, Inc.	General Motors Company	Delaware	03/14/10	2010 0862064*
234.	Active Mould & Design, Ltd.	General Motors Company	Delaware	03/15/10	2010 0864763
235.	Active Mould & Design, Ltd.	General Motors Company	Delaware	03/15/10	2010 0866891
236.	Die-Tech and Engineering, Inc.	General Motors Company	Delaware	03/19/10	2010 0955314*
237.	J. R. Automation Technologies, LLC	General Motors LLC	Delaware	03/25/10	2010 1035587*
238.	Richard Tool & Die Corp. (Seller-Buyer designation)	General Motors Company	Delaware	03/26/10	2010 1053176
239.	EMC Corporation	General Motors Company	Delaware	04/13/10	2010 1277296
240.	EMC Corporation	General Motors Company	Delaware	04/13/10	2010 1278021
241.	EMC Corporation	General Motors Company	Delaware	04/15/10	2010 1301393
242.	EMC Corporation	General Motors Company	Delaware	04/15/10	2010 1302326
243.	EMC Corporation	General Motors Company	Delaware	04/15/10	2010 1303662

16

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
244.	EMC Corporation	General Motors Company	Delaware	04/15/10	2010 1304371
245.	EMC Corporation	General Motors Company	Delaware	04/15/10	2010 1304835
246.	EMC Corporation Hopkinton, MA 01748	General Motors Company	Delaware	04/26/10	2010 1429160
247.	Commercial Tool & Die, Inc.	General Motors Company	Delaware	04/28/10	2010 1476278*
248.	EMC Corporation	General Motors Company	Delaware	05/03/10	2010 1539109
249.	EMC Corporation	General Motors Company	Delaware	05/03/10	2010 1539133
250.	Omega Tool Corp.	General Motors Company	Delaware	06/03/10	2010 1938616
251.	American Tooling Center, Inc.	General Motors Company	Delaware	06/23/10	2010 2196909
252.	American Tooling Center, Inc.	General Motors Company	Delaware	06/23/10	2010 2197113
253.	International Tooling Solutions, LLC	General Motors Company	Delaware	07/16/10	2010 2474561
254.	EMC Corporation	General Motors Company	Delaware	03/11/10	2010 0826028

*	This filing was made pursuant to the Michigan Special Tools Lien Act and/or the Michigan Mold Lien Act.
**	This filing was made in connection with a lease transaction.

17

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
255.	Dane Systems, LLC	GM Components Holdings, LLC	Michigan[8]	3/2/10	2010028469-7
256.	Ameritech Credit Corp	General Motors Corporation	Michigan	07/20/2000	D676271
257.	B N Y Capital Funding LLC	General Motors Corporation	Michigan	11/21/2000	19266C
258.	Wilmington Trust Co indenture TTEE	General Motors Corporation	Michigan	12/27/2000	20293C
259.	B N Y Capital Funding LLC	General Motors Corporation	Michigan	03/26/2001	22922C
260.	B N Y Capital Funding LLC	General Motors Corporation	Michigan	06/26/2001	26029C
261.	I C X Corporation	General Motors Corporation	Michigan	8/22/2001	28143C
262.	General Electric Capital Corporation	General Motors Corporation	Michigan	10/31/2003	2003208498-1
263.	General Electric Capital Corporation	General Motors Corporation	Michigan	11/21/2003	2003223543-7
264.	Atlas Tool, Inc.	General Motors Corporation	Michigan	11/07/2005	2005193146-2
265.	Atlas Tool, Inc.	General Motors Corporation	Michigan	11/07/2005	2005193147-4
266.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	12/16/2005	2005215615-4
267.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	12/16/2005	2005215619-2
268.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	12/16/2005	2005215620-5
269.	Cavalier Tool & Manufacturing Ltd.	General Motors Corporation	Michigan	12/19/2005	2005217408-7
270.	Andersen & Associates, Inc.	General Motors Corporation	Michigan	12/27/2005	2005221806-7

[8]	[**]

18

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
271.	Andersen & Associates, Inc.	General Motors Corporation	Michigan	12/27/2005	2005221808-1
272.	Valiant Tool & Mold Inc.	General Motors Corporation	Michigan	01/04/2006	2006000981-2
273.	Valiant Tool & Mold Inc.	General Motors Corporation	Michigan	01/09/2006	2006004939-7
274.	Gonzales Production Systems, Inc.	General Motors Corporation	Michigan	01/09/2006	2006005454-0
275.	Concours Mold Inc.	General Motors Corporation	Michigan	02/02/2006	2006021779-8
276.	Atlas Tool, Inc.	General Motors Corporation	Michigan	02/10/2006	2006026241-4
277.	Atlas Tool, Inc.	General Motors Corporation	Michigan	02/10/2006	2006026242-6
278.	Atlas Tool, Inc.	General Motors Corporation	Michigan	02/10/2006	2006026243-8
279.	Atlas Tool, Inc.	General Motors Corporation	Michigan	02/10/2006	2006026244-0
280.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	02/16/2006	2006030181-2
281.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	02/16/2006	2006030182-4
282.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	02/25/2006	2006034390-9
283.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	03/02/2006	2006038797-5
284.	Oakwood Energy Management, Inc. The Oakwood Group	General Motors Corporation	Michigan	03/03/2006	2006039612-6
285.	Valiant Tool & Mold, Inc.	General Motors Corporation	Michigan	03/06/2006	2006039888-9
286.	Valiant Tool & Mold, Inc.	General Motors Corporation	Michigan	03/07/2006	2006041273-0
287.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	03/10/2006	2006043460-9

19

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
288.	Michalski Enterprises D/B/A Tool Craft Corporation	General Motors Corporation	Michigan	03/10/2006	2006044076-5
289.	Concours Mold Inc.	General Motors Corporation	Michigan	03/16/2006	2006046808-0
290.	American Tooling Center, Inc.	General Motors Corporation	Michigan	03/23/2006	2006052382-4
291.	American Tooling Center, Inc.	General Motors Corporation	Michigan	03/23/2006	2006052383-6
292.	American Tooling Center, Inc.	General Motors Corporation	Michigan	03/23/2006	2006052384-8
293.	American Tooling Center, Inc.	General Motors Corporation	Michigan	03/23/2006	2006052398-7
294.	Denken Tooling Centre Inc.	General Motors Corporation	Michigan	03/31/2006	2006057987-1
295.	Valiant Tool & Mold Inc. - Division Global I.E.M	General Motors Corporation	Michigan	04/10/2006	2006063514-8
296.	Valiant Tool & Mold Inc. - Division Global I.E.M.	General Motors Corporation	Michigan	04/10/2006	2006063816-8
297.	Valiant Tool & Mold, Inc.	General Motors Corporation	Michigan	04/12/2006	2006065743-5
298.	Atlas Tool, Inc.	General Motors Corporation	Michigan	04/13/2006	2006066525-4
299.	Atlas Tool, Inc.	General Motors Corporation	Michigan	04/13/2006	2006066526-6
300.	Atlas Tool, Inc.	General Motors Corporation	Michigan	04/13/2006	2006066528-0
301.	Atlas Tool, Inc.	General Motors Corporation	Michigan	04/13/2006	2006066530-5
302.	Atlas Tool, Inc.	General Motors Corporation	Michigan	04/13/2006	2006066536-7
303.	Nova Tool & Mold Inc.	General Motors Corporation	Michigan	04/19/2006	2006070441-2
304.	CogniTens, Inc.	General Motors Corporation	Michigan	04/25/2006	2006073643-3

20

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
305.	Fra-Wod Company, Inc.	General Motors Corporation	Michigan	05/10/2006	2006084848-0
306.	Fra-Wod Company, Inc.	General Motors Corporation	Michigan	05/10/2006	2006084849-2
307.	Fra-Wod Company, Inc.	General Motors Corporation	Michigan	05/10/2006	2006084874-5
308.	Fra-Wod Company, Inc.	General Motors Corporation	Michigan	05/10/2006	2006084875-7
309.	Fra-Wod Company, Inc.	General Motors Corporation	Michigan	05/10/2006	2006084915-3
310.	Fra-Wod Company, Inc.	General Motors Corporation	Michigan	05/10/2006	2006084916-5
311.	Bernard Mould, Ltd.	General Motors Corporation	Michigan	05/12/2006	2006087243-1
312.	Bernard Mould, Ltd.	General Motors Corporation	Michigan	05/15/2006	2006088325-6
313.	Bernard Mould, Ltd.	General Motors Corporation	Michigan	05/16/2006	2006089354-8
314.	Valiant Tool & Mold, Inc.	General Motors Corporation	Michigan	06/07/2006	2006101995-3
315.	Valiant Tool & Mold, Inc.	General Motors Corporation	Michigan	06/14/2006	2006106128-1
316.	Cinetic Automation Corporation	General Motors Corporation	Michigan	06/19/2006	2006109143-6
317.	Valiant Tool & Mold, Inc.	General Motors Corporation	Michigan	07/11/2006	2006122170-0
318.	Valiant Tool & Mold, Inc.	General Motors Corporation	Michigan	07/14/2006	2006123938-9
319.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	07/20/2006	2006126847-9
320.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	07/28/2006	2006131549-4
321.	Atlas Tool, Inc.	General Motors Corporation	Michigan	08/09/2006	2006137580-6
322.	Hi-Tech Tool Industries, Inc.	General Motors Corporation	Michigan	08/18/2006	2006143686-8

21

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
323.	L & L Machine Tool, Inc.	General Motors Corporation	Michigan	08/23/2006	2006145635-3
324.	American Tooling Center, Inc.	General Motors Corporation	Michigan	08/31/2006	2006150928-1
325.	LS Mold Inc.	General Motors Corporation	Michigan	09/28/2006	2006164709-3
326.	LS Mold Inc.	General Motors Corporation	Michigan	09/28/2006	2006164712-0
327.	Manor Tool and Die Ltd	General Motors Corporation	Michigan	9/29/2006	2006165423-8
328.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	10/12/2006	2006172935-2
329.	Hi-Tech Tool Industries, Inc.	General Motors Corporation	Michigan	10/23/2006	2006177927-0
330.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	10/24/2006	2006178927-1
331.	LS Mold Inc.	General Motors Corporation	Michigan	10/24/2006	2006179172-1
332.	LS Mold Inc.	General Motors Corporation	Michigan	10/24/2006	2006179173-3
333.	LS Mold Inc.	General Motors Corporation	Michigan	10/24/2006	2006179174-5
334.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	10/26/2006	2006179873-7
335.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	10/26/2006	2006179874-9
336.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	10/26/06	2006179875-1
337.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	10/26/06	2006179880-2
338.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	10/26/06	2006179881-4
339.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	10/26/06	2006179882-6

22

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
340.	Bernard Mould Ltd.	General Motors Corporation	Michigan	11/10/06	2006188996-8
341.	Atlas Tool Inc.	General Motors Corporation	Michigan	11/29/06	2006198118-0
342.	Sekely Industries, Inc.	General Motors Corporation	Michigan	1/3/07	2007001273-4
343.	Tool-Plas Systems, Inc.	General Motors Corporation	Michigan	1/26/07	2007014845-2
344.	U.S. Gauge & Fixture, Inc.	General Motors Corporation	Michigan	2/2/07	2007019219-0
345.	Active Mould & Design, Ltd.	General Motors Corporation	Michigan	2/9/07	2007023081-3
346.	International Tooling Solutions, LLC	General Motors Corporation	Michigan	2/20/07	2007027547-5
347.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	2/27/07	2007032167-6
348.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	2/27/07	2007032204-6
349.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	2/27/07	2007032207-2
350.	Atlas Tool, Inc.	General Motors Corporation	Michigan	3/19/07	2007043085-5
351.	Atlas Tool, Inc.	General Motors Corporation	Michigan	3/19/07	2007043087-9

23

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
352.	Hi-Tech Tool Industries, Inc.	General Motors Corporation	Michigan	3/27/07	2007048087-4
353.	Burton Industries Inc.	General Motors Corporation	Michigan	4/4/07	2007052831-9
354.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	5/3/07	2007070630-5
355.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	5/3/07	2007070631-7
356.	PME Companies, Inc.	General Motors Corporation	Michigan	5/9/07	2007074947-0
357.	PME Companies, Inc.	General Motors Corporation	Michigan	5/9/07	2007074948-2
358.	Miller Tool & Die Co.	General Motors Corporation	Michigan	6/1/07	2007087566-7
359.	Datum Industries, LLC	General Motors Corporation	Michigan	6/4/07	2007088025-2
360.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	6/15/07	2007095347-3
361.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	6/15/07	2007095352-4
362.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	6/15/07	2007095358-6
363.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	6/29/07	2007103242-2

24

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
364.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	7/5/07	2007106863-1
365.	Datum Industries, LLC	General Motors Corporation	Michigan	7/12/07	2007110376-4
366.	Arlen Tool Company Limited	General Motors Corporation	Michigan	7/25/07	2007117498-9
367.	Mattson Tool & Die Corp	General Motors Corporation	Michigan	8/3/07	2007121962-0
368.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	8/9/07	2007125702-4
369.	Mattson Tool & Die Corporation	General Motors Corporation	Michigan	8/13/07	2007126717-6
370.	Mattson Tool & Die Corporation	General Motors Corporation	Michigan	8/14/07	2007127677-1
371.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	8/17/07	2007129798-9
372.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	8/17/07	2007129806-8
373.	Eagle Aluminum Cast Products	General Motors Corporation	Michigan	8/23/07	2007132848-1
374.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	8/23/07	2007132996-4
375.	Mattson Tool & Die, Inc.	General Motors Corporation	Michigan	8/31/07	2007137381-6

25

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
376.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	9/11/07	2007142070-4
377.	Mattson Tool & Die Corp.	General Motors Corporation	Michigan	9/14/07	2007144762-3
378.	Radiance Mold & Engineering	General Motors	Michigan	9/20/07	2007147479-5
379.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	9/25/07	2007150764-5
380.	Concours Mold Inc.	General Motors Corporation	Michigan	9/27/07	2007152043-9
381.	International Tooling Solutions, LLC	General Motors Corporation	Michigan	10/13/07	2007160722-9
382.	Highland Community Bank	General Motors Corporation	Michigan	10/23/07	2007166033-4
383.	Highland Community Bank	General Motors Corporation	Michigan	10/23/07	2007166034-6
384.	Sloma Holdings, Inc.	General Motors Corporation	Michigan	12/10/07	2007192079-2
385.	Mattson Tool & Die Corporation	General Motors Corporation	Michigan	12/16/07	2007196468-1
386.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	1/14/08	2008007105-7
387.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	1/14/08	2008007106-9

26

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
388.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	1/14/08	2008007107-1
389.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	01/14/08	2008007108-3
390.	American Tooling Center, Inc.	General Motors Corporation	Michigan	01/17/08	2008009666-7
391.	American Tooling Center, Inc.	General Motors Corporation	Michigan	01/17/08	2008009715-2
392.	Mattson Tool & Die, Corporation	General Motors Corporation	Michigan	01/21/08	2008010481-8
393.	Competition Engineering, Inc. Datum Industries, LLC	General Motors Corporation	Michigan	02/06/08	2008020147-2
394.	Quality Inspections Oakwood Metal Fabricating Company	General Motors Corporation	Michigan	03/03/08	2008034148-0
395.	Detail Technologies, LLC	General Motors Corporation	Michigan	03/03/08	2008034158-1
396.	Detail Technologies, LLC	General Motors Corporation	Michigan	03/03/08	2008034185-8
397.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	04/23/08	2008062808-4
398.	Richard Tool & Die Corp.	General Motors Corporation	Michigan	04/29/08	2008066598-1
399.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	04/29/08	2008066614-7
400.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	04/29/08	2008066780-8
401.	Richard Tool & Die Corp.	General Motors Corporation	Michigan	05/02/2008	2008068856-1
402.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	05/02/2008	2008068879-9
403.	Richard Tool & Die Corp.	General Motors Corporation	Michigan	05/02/2008	2008068887-6
404.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	05/07/2008	2008071350-4

27

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
405.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	05/07/2008	2008071351-6
406.	U.S. Gauge & Fixture	General Motors Corporation	Michigan	06/12/2008	2008093395-4
407.	U.S. Gauge & Fixture	General Motors Corporation	Michigan	06/12/2008	2008093535-2
408.	Michalski Enterpirses [sic] d/b/a Tool Craft Corporation	General Motors Corporation	Michigan	06/17/2008	2008095933-8
409.	U.S. Gauge & Fixture	General Motors Corporation	Michigan	06/25/2008	2008100719-2
410.	Michalski Enterprises d/b/a Tool Craft Corporation	General Motors Corporation	Michigan	07/09/2008	2008108913-2
411.	Proper Group International, Inc.	General Motors Corporation	Michigan	07/11/2008	2008110366-5
412.	Belton, Michael Angelo EL	General Motors Corporation	Michigan	07/18/2008	2008113700-8
413.	Modineer Co.	General Motors Corporation	Michigan	07/23/2008	2008116530-0
414.	Modineer Co.	General Motors Corporation	Michigan	07/23/2008	2008116538-6
415.	Modineer Co.	General Motors Corporation	Michigan	07/23/2008	2008116578-0
416.	Modineer Co.	General Motors Corporation	Michigan	07/23/2008	2008117071-7
417.	Modineer Co.	General Motors Corporation	Michigan	07/24/2008	2008117268-4
418.	Modineer Co.	General Motors Corporation	Michigan	07/24/2008	2008117285-0
419.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	08/01/2008	2008121402-6
420.	Detail Technologies, LLC	General Motors Corporation	Michigan	08/04/2008	2008121910-3
421.	LS Mold Inc.	General Motors Corporation	Michigan	08/18/2008	2008129711-9
422.	Standard Tool & Die, Inc.	General Motors Corporation	Michigan	08/21/2008	2008131610-9

28

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
423.	LS Mold Inc.	General Motors Corporation	Michigan	08/21/2008	2008131865-8
424.	Radiance Mold & Engineering	General Motors Corporation	Michigan	08/26/2008	2008133435-9
425.	Gosiger Michigan	General Motors Corporation	Michigan	09/11/2008	2008141403-2
426.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	09/17/2008	2008144204-3
427.	Michalski Enterprises d/b/a Tool Craft Corporation	General Motors Corporation	Michigan	09/17/2008	2008144336-2
428.	Michalski Enterprises d/b/a Tool Craft Corporation	General Motors Corporation	Michigan	09/17/2008	2008144337-4
429.	Quality Inspections Inc Oakwood Metal Fabricating Company Sigma Tool Mfg. Co.	General Motors Corporation	Michigan	09/26/2008	2008149977-5
430.	Standard Tool & Die, Inc.	General Motors Corporation	Michigan	09/30/2008	2008151420-0
431.	Aggressive Tooling, Inc.	General Motors Corporation	Michigan	10/02/2008	2008152793-0
432.	Detail Technologies, LLC	General Motors Corporation	Michigan	10/02/2008	2008153125-6
433.	Aggressive Tooling, Inc.	General Motors Corporation	Michigan	10/10/2008	2008156722-5
434.	Aggressive Tooling, Inc.	General Motors Corporation	Michigan	10/10/2008	2008156749-1
435.	Gosiger Michigan	General Motors Corporation	Michigan	10/14/2008	2008159135-3
436.	3D Systems, Inc.	General Motors Corporation	Michigan	10/15/2008	2008160267-5
437.	Detail Technologies, LLC	General Motors Corporation	Michigan	10/21/08	2008162804-7
438.	International Tooling Solutions LLC	General Motors Corporation	Michigan	10/22/08	2008163472-3
439.	NARMCO Prince Metal Stampings USA, Inc	General Motors Corporation	Michigan	10/24/08	2008165250-5

29

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
440.	Detail Technologies, LLC	General Motors Corporation	Michigan	10/29/08	2008167159-3
441.	Paragon Molds Corporation	General Motors Corporation	Michigan	10/29/08	2008167169-4
442.	Paragon Molds Corporation	General Motors Corporation	Michigan	10/29/08	2008167217-7
443.	Paragon Molds Corporation	General Motors Corporation	Michigan	10/29/08	2008167304-2
444.	Paragon Pattern & MFG. Co.	General Motors Corporation	Michigan	10/29/08	2008167178-3
445.	NARMCO Nartech Metal Products Limited	General Motors Corporation	Michigan	10/30/08	2008168484-3
446.	NARMCO National Auto Radiator Manufacturing Co. LTD	General Motors Corporation	Michigan	10/30/08	2008168485-5
447.	NARMCO Prince Metal Stampings USA, Inc.	General Motors Corporation	Michigan	10/30/08	2008168486-7
448.	Gosiger Michigan	General Motors Corporation	Michigan	10/31/08	2008168714-2
449.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	11/4/08	2008169768-6
450.	Wolverine Tool & Engineering, Co.	General Motors Corporation	Michigan	11/4/08	2008169771-3
451.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	11/6/08	2008170899-6
452.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	11/6/08	2008170900-1
453.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	11/6/08	2008171135-9
454.	Oscar W Larson NMA Company	General Motors Company	Michigan	11/12/08	2008173701-2
455.	Pyper Tool & Engineering, Inc.	General Motors Corporation	Michigan	11/12/08	2008173789-6
456.	BRP Acquisition Group, Inc., d/b/a Black River Plastics	General Motors Corporation	Michigan	11/13/08	2008175118-7
457.	Richard Tool & Die Corp.	General Motors Corporation	Michigan	11/14/08	2008175288-6

30

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
458.	National Auto Radiator Manufacturing Co. LTD	General Motors Corporation	Michigan	11/17/08	2008176254-6
459.	Eclipse Tool & Die, Inc.	General Motors Corporation	Michigan	11/20/08	2008178120-5
460.	Eclipse Tool & Die, Inc.	General Motors Corporation	Michigan	11/20/08	2008178121-7
461.	Pelican Metal Products, LLC	General Motors Corporation	Michigan	11/21/08	2008178720-7
462.	Modineer Co.	General Motors Corporation	Michigan	11/21/08	2008178998-4
463.	BRP Acquisition Group, Inc.	General Motors Corporation	Michigan	11/24/08	2008180432-0
464.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	11/25/08	2008181173-1
465.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/25/08	2008181272-1
466.	NARMOC Prime Metal Stampings USA Inc.	General Motors Corporation	Michigan	11/25/08	2008181276-9
467.	NARMCO Nartech Metal Products Limited	General Motors Corporation	Michigan	11/25/08	2008181275-7
468.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/25/08	2008181277-1
469.	Valley Enterprises, Inc.	General Motors Corporation	Michigan	11/26/08	2008181525-8
470.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181528-4
471.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181532-3
472.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181543-6
473.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181556-3
474.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181567-6
475.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181573-9

31

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
476.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181592-9
477.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181603-4
478.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181614-7
479.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181636-3
480.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	11/26/08	2008181645-2
481.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181655-3
482.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181690-7
483.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181845-6
484.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	11/26/08	2008181847-0
485.	NARMCO Prince Metal Stampings USA, Inc.	General Motors Corporation	Michigan	11/26/08	2008181974-9
486.	NARMCO Nartech Metal Products Limited	General Motors Corporation	Michigan	11/26/08	2008181975-1
487.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	12/1/08	2008182840-7
488.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	12/2/08	2008183276-1
489.	CS Tool Engineering, Inc.	General Motors Corporation	Michigan	12/2/08	20081832824
490.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	12/3/08	2008184323-3
491.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	12/3/08	2008184332-2
492.	Eclipse Tool & Die, Inc.	General Motors Corporation	Michigan	12/5/08	2008185293-9
493.	Eclipse Tool & Die, Inc.	General Motors Corporation	Michigan	12/8/08	2008186123-1

32

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
494.	Cinetic Landis Grinding Corp.	General Motors Corporation	Michigan	12/10/08	2008187073-5
495.	Champion Plastics, Inc.	General Motors Corporation	Michigan	12/11/08	2008188068-5
496.	Champion Plastics, Inc.	General Motors Corporation	Michigan	12/11/08	2008188069-7
497.	Champion Plastics, Inc.	General Motors Corporation	Michigan	12/11/08	2008188070-0
498.	Rivas, Inc.	General Motors Corporation	Michigan	12/12/08	2008188534-4
499.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	12/12/08	2008188828-7
500.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	12/12/08	2008188881-9
501.	Valley Enterprises, Inc.	General Motors Corporation	Michigan	12/15/08	2008189209-6
502.	Lansing Tool & Engineering, Inc.	General Motors Corporation	Michigan	12/15/08	2008189261-6
503.	Oce Financial Services, Inc. Oce North America, Inc.	General Motors Corporation	Michigan	12/16/08	2008190822-9
504.	Lakeside Plastics Limited	General Motors Corporation	Michigan	12/22/08	2008193968-0
505.	Lansing Tool & Engineering, Inc.	General Motors Corporation	Michigan	1/2/09	2009000114-1
506.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	1/2/09	2009000578-3
507.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	1/5/09	2009000810-7
508.	Oce Financial Services, Inc.	General Motors Corporation	Michigan	1/15/09	2009007726-5
509.	Preferred Tool & Die Co., Inc.	General Motors Corporation	Michigan	1/19/09	2009008494-3
510.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	1/19/09	2009008512-3
511.	Accu Die & Mold, Inc.	General Motors Corporation	Michigan	1/23/09	2009011702-1

33

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
512.	Richard Tool & Die Corp.	General Motors Corporation	Michigan	1/28/09	2009013382-3
513.	Richard Tool & Die Corp.	General Motors Corporation	Michigan	1/28/09	2009013389-7
514.	Metal Processors Inc.	General Motors Corporation	Michigan	1/29/09	2009014029-6
515.	Wolverine Tool & Engineering Co.	General Motors Corporation	Michigan	2/5/09	2009019417-4
516.	Hanson International, Inc.	General Motors Corporation	Michigan	2/9/09	2009021197-0
517.	Quantity Inspections Oakwood Energy Management, Inc.	General Motors Corporation	Michigan	2/12/09	2009023357-2
518.	Quantity Inspections Oakwood Energy Management, Inc.	General Motors Corporation	Michigan	2/12/09	2009023360-9
519.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	2/13/09	2009023582-9
520.	Hanson International, Inc.	General Motors Corporation	Michigan	2/13/09	2009023890-2
521.	NARMCO Prince Metal Stampings USA Inc.	General Motors Corporation	Michigan	2/13/09	2009023975-2
522.	International Tooling Solutions, LLC	General Motors Corporation	Michigan	2/17/09	2009024445-0
523.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	2/17/09	2009024475-3
524.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	2/17/09	2009024806-6
525.	Hanson International, Inc.	General Motors Corporation	Michigan	2/18/09	2009025464-1
526.	Hanson International, Inc.	General Motors Corporation	Michigan	2/19/09	2009026379-1
527.	Datum Industries, LLC	General Motors Corporation	Michigan	2/23/09	2009028168-6
528.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	2/27/09	2009030250-5
529.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	2/27/09	2009030251-7

34

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
530.	Richard Tool & Die Corporation	General Motors Corporation	Michigan	2/27/09	2009030253-1
531.	Radiance Mold & Engineering Inc.	General Motors Corporation	Michigan	3/2/09	2009031929-5
532.	Radiance Mold & Engineering Inc.	General Motors Corporation	Michigan	3/2/09	2009031930-8
533.	Hanson International, Inc.	General Motors Corporation	Michigan	3/3/09	2009032672-1
534.	Roberts Tool Company	General Motors Corporation	Michigan	3/5/09	2009033787-5
535.	Unique Model, Inc.	General Motors	Michigan	3/6/09	2009034242-2
536.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	3/9/09	2009034841-2
537.	Active Mould & Design, Ltd	General Motors Corporation	Michigan	3/10/09	2009036646-0
538.	NARMCO National Auto Radiator Manufacturing Co. Ltd.	General Motors Corporation	Michigan	3/13/09	2009038547-2
539.	NARMCO Prince Metal Stampings USA, Inc.	General Motors Corporation	Michigan	3/13/09	2009038553-5
540.	Signa Group, Inc. D/B/A Whitehall Industries, Inc.	General Motors Corporation	Michigan	3/23/09	2009042522-6
541.	PTI International, Inc; Plastic Trim International, Inc.	General Motors Corporation	Michigan	3/23/09	2009043029-1
542.	Engineered Tooling Systems Inc; Tooling Systems Group, Inc.	General Motors Corporation	Michigan	03/23/2009	2009043064-5
543.	Hanson International, Inc.	General Motors Corporation	Michigan	03/23/2009	2009043301-9
544.	Shelving & Rack Supply Inc.	General Motors Corporation	Michigan	03/26/2009	2009044987-2
545.	Gill Industries, Inc.	General Motors Corporation	Michigan	03/26/2009	2009045297-0
546.	Oakwood Energy Management, Inc.; Quality Inspections	General Motors Corporation	Michigan	03/27/2009	2009045367-9

35

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
547.	Oakwood Energy Management, Inc. Quality Inspections	General Motors Corporation	Michigan	03/27/2009	2009045368-1
548.	Direct Tooling Group, Inc.	General Motors Corporation	Michigan	03/27/2009	2009045703-3
549.	Eclipse Tool & Die, Inc.	General Motors Corporation	Michigan	03/27/2009	2009045902-5
550.	Pryer Tool & Engineering, Inc.	General Motors Corporation	Michigan	03/30/2009	2009046317-5
551.	Direct Tooling Group, Inc.	General Motors Corporation	Michigan	03/30/2009	2009046500-4
552.	Proper Group International, Inc.	General Motors Corporation	Michigan	04/01/2009	2009047478-6
553.	MPD Welding, Inc.	General Motors Corporation	Michigan	04/01/2009	200947793-4
554.	Easom Automation Systems, Inc.	General Motors Corporation	Michigan	04/02/2009	2009048225-2
555.	Easom Automation Systems, Inc.	General Motors Corporation	Michigan	04/02/2009	2009048226-4
556.	D Heinzman Tool & Die, Inc.	General Motors Corporation	Michigan	04/07/2009	2009051451-6
557.	Engineered Tooling Systems Inc.	General Motors Corporation	Michigan	04/09/2009	2009052690-3
558.	Engineered Tooling Systems Inc.	General Motors Corporation	Michigan	04/09/2009	2009052691-5
559.	Engineered Tooling Systems Inc.	General Motors Corporation	Michigan	04/09/2009	2009052692-7
560.	Auto Craft Tool and Die Co., Inc.	General Motors Corporation	Michigan	04/09/2009	2009052751-3
561.	Auto Craft Tool and Die Co., Inc.	General Motors Corporation	Michigan	04/09/2009	2009058863-0
562.	Auto Craft Tool and Die Co., Inc.	General Motors Corporation	Michigan	04/16/2009	2009056210-1
563.	Auto Craft Tool and Die Co., Inc.	General Motors Corporation	Michigan	04/16/2009	2009056231-5
564.	HTI Cybernetics	General Motors Corporation	Michigan	04/17/2009	2009057118-6

36

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
565.	Auto Craft Tool and Die Co., Inc.	General Motors Corporation	Michigan	04/22/2009	2009060193-9
566.	Auto Craft Tool and Die Co., Inc.	General Motors Corporation	Michigan	04/22/2009	2009060198-9
567.	HTI Cybernetics	General Motors Corporation	Michigan	04/23/2009	2009060876-7
568.	Cinetic Automation Corporation	General Motors Corporation	Michigan	04/23/2009	2009060789-2
569.	Cinetic Automation Corporation	General Motors Corporation	Michigan	04/23/2009	2009060790-5
570.	Cinetic Automation Corporation	General Motors Corporation	Michigan	04/23/2009	2009060792-9
571.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	04/24/2009	2009061117-0
572.	American Tooling Center, Inc.	General Motors Corporation	Michigan	04/24/2009	2009061228-5
573.	Windsor Mold Inc.	General Motors Corporation	Michigan	04/24/2009	2009061433-0
574.	Windsor Mold Inc.	General Motors Corporation	Michigan	04/24/2009	2009061434-2
575.	Windsor Mold Inc.	General Motors Corporation	Michigan	04/24/2009	2009061465-7
576.	Windsor Mold Inc.	General Motors Corporation	Michigan	04/24/2009	2009061466-9
577.	Tarpon Automation & Design Co.	General Motors Corporation	Michigan	04/29/2009	2009065090-6
578.	Radiance Mold & Engineering Inc.	General Motors Corporation	Michigan	04/30/2009	2009065600-9
579.	Hirotec Corporation, Inc.	General Motors Corporation	Michigan	04/30/2009	2009065361-1
580.	Sharp Model Company	General Motors Corporation	Michigan	04/30/2009	2009065600-9
581.	Inergy Automotive Systems (USA) LLC	General Motors Corporation	Michigan	5/1/09	2009066116-3
582.	Inergy Automotive Systems (USA) LLC	General Motors Corporation	Michigan	05/01/2009	2009066129-0

37

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
583.	Inergy Automotive Systems (USA) LLC	General Motors Corporation	Michigan	05/01/2009	2009066136-5
584.	Inergy Automotive Systems (USA) LLC	General Motors Corporation	Michigan	05/01/2009	2009066158-1
585.	Inergy Automotive Systems (USA) LLC	General Motors Corporation	Michigan	5/1/09	2009066158-1
586.	Inergy Automotive Systems (USA) LLC	General Motors Corporation	Michigan	5/1/09	2009066180-8
587.	Inergy Automotive Systems (USA) LLC	General Motors Corporation	Michigan	5/1/09	2009066240-6
588.	Johnson Controls, Inc. (Automotive Experience- NA)	General Motors Corporation	Michigan	5/1/09	2009066251-9
589.	Sharp Model Company	General Motors Corporation	Michigan	5/1/09	2009066339-5
590.	Integrity Tool & Mold Inc.	General Motors Corporation	Michigan	5/1/09	2009066398-9
591.	JCIM, LLC	General Motors Corporation	Michigan	5/1/09	2009066537-5
592.	Engineered Tooling Systems Inc.	General Motors Corporation	Michigan	5/1/09	2009066545-2
593.	Standard Tool & Die, Inc.	General Motors Corporation	Michigan	5/4/09	2009066696-1
594.	Detail Technologies, LLC	General Motors Corporation	Michigan	5/5/09	2009068006-2
595.	Creative Machine Company	General Motors Corporation	Michigan	5/5/09	2009068126-6
596.	Sharp Model Company	General Motors Corporation	Michigan	5/6/09	2009068449-0
597.	Montaplast of North America	General Motors Corporation	Michigan	5/6/09	2009068698-7
598.	Montaplast of North America	General Motors	Michigan	5/6/09	2009068699-9

38

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
599.	Montaplast of North America	General Motors	Michigan	5/6/09	2009068700-4
600.	Montaplast of North America	General Motors	Michigan	5/6/09	2009068701-6
601.	Montaplast of North America	General Motors	Michigan	5/6/09	2009068702-8
602.	Atlas Technologies, Inc.	General Motors Corporation	Michigan	5/9/09	2009070009-2
603.	Atlas Technologies, Inc.	General Motors Corporation	Michigan	5/9/09	2009070010-5
604.	Pyper Tool & Engineering, Inc.	General Motors Corporation	Michigan	5/12/09	2009071273-2
605.	Mahar Tool Supply Co., Inc.	General Motors Corporation	Michigan	5/13/09	2009072565-2
606.	Cinetic Automation Corporation	General Motors Corporation	Michigan	5/14/09	2009073385-1
607.	Facility Matrix Group Inc.	General Motors Corporation	Michigan	5/14/09	2009073266-9
608.	Cinetic Automation Corporation	General Motors Corporation	Michigan	5/14/09	2009073386-3
609.	Cinetic Automation Corporation	General Motors Corporation	Michigan	5/14/09	2009073387-5
610.	NARMCO Prince Metal Stampings USA Inc.	General Motors Corporation	Michigan	5/14/09	2009073392-6
611.	NARMCO National Auto Radiator Manufacturing Co. Ltd.	General Motors Corporation	Michigan	5/14/09	2009073398-8
612.	Engineered Tooling Systems Inc.	General Motors Corporation	Michigan	5/14/09	2009073521-1

39

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
613.	Sharp Model Company	General Motors Corporation	Michigan	5/15/09	2009073868-5
614.	Windsor Mold Inc.	General Motors Corporation	Michigan	5/15/09	2009074114-9
615.	Windsor Mold Inc.	General Motors Corporation	Michigan	5/15/09	2009074115-1
616.	Gill Industries, Inc.	General Motors Corporation	Michigan	5/16/09	2009074250-7
617.	Ridgeview Industries, Inc.	General Motors Corporation	Michigan	5/18/09	2009074440-0
618.	Integrity Tool & Mold Inc.	General Motors Corporation	Michigan	5/21/09	2009076664-6
619.	Mando America Corporation	General Motors Corporation	Michigan	5/22/09	2009076920-0
620.	J.R. Automation Technologies, LLC	General Motors Corporation	Michigan	5/22/09	2009076984-4
621.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077218-2
622.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077219-4
623.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077220-7
624.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077221-9

40

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
625.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077222-1
626.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077225-7
627.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077226-9
628.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077227-1
629.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077228-3
630.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077229-5
631.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077230-8
632.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077231-0
633.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077232-2
634.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077233-4
635.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077234-6
636.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077237-2

41

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
637.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077238-4
638.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077239-6
639.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077240-9
640.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077241-1
641.	Pyeong HWA Automotive Co. LTD	General Motors Corporation	Michigan	5/22/09	2009077242-3
642.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	5/22/09	2009077344-9
643.	Tenibac-Graphion, Inc.	General Motors Corporation	Michigan	5/26/09	2009077919-8
644.	Betz Industries, Inc.	General Motors Corporation	Michigan	5/26/09	2009077936-4
645.	Tenibac-Graphion, Inc.	General Motors Corporation	Michigan	5/26/09	2009078112-9
646.	Espar Products, Inc.	General Motors Corporation	Michigan	5/27/09	2009078511-5
647.	Cinetic Automation Corp.	General Motors Corporation	Michigan	5/27/09	2009078541-8
648.	NARMCO Prince Metal Stampings USA Inc.	General Motors Corporation	Michigan	5/27/09	2009078640-8

42

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
649.	Clayton Engineered Tools, Inc.	General Motors Corporation	Michigan	5/28/09	2009079585-1
650.	Continental Chesterfield, Inc. Continental Coatings, LLC Continental Industries, LLC Continental Plastics Company	General Motors Corporation	Michigan	5/28/09	2009079610-6
651.	Auto Craft Tool and Die Co., Inc.	General Motors Corporation	Michigan	5/29/09	2009080152-7
652.	Cobasys LLC	General Motors Corporation	Michigan	5/29/09	2009080611-1
653.	Hayes Cooling Technologies, LLC	General Motors Corporation	Michigan	5/31/09	2009081073-0
654.	Hayes Cooling Technologies, LLC	General Motors Corporation	Michigan	5/31/09	2009081074-2
655.	Hayes Cooling Technologies, LLC	General Motors Corporation	Michigan	5/31/09	2009081075-4
656.	Hayes Cooling Technologies, LLC	General Motors Corporation	Michigan	5/31/09	2009081076-6
657.	Hayes Cooling Technologies, LLC	General Motors Corporation	Michigan	5/31/09	2009081077-8
658.	Mico Industries, Inc.	General Motors Corporation	Michigan	6/1/09	2009081088-1

43

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
659.	Advanced Tooling Systems, Inc.	General Motors Corporation	Michigan	6/2/09	2009082008-4
660.	Advanced Tooling Systems, Inc.	General Motors Corporation	Michigan	6/2/09	2009082010-9
661.	Advanced Tooling Systems, Inc.	General Motors Corporation	Michigan	6/2/09	2009082011-1
662.	Advanced Tooling Systems, Inc.	General Motors Corporation	Michigan	6/2/09	2009082012-3
663.	Engineered Tooling Systems Inc.	General Motors Corporation	Michigan	6/2/09	2009082204-0
664.	MPD Welding, Inc.	General Motors Corporation	Michigan	6/3/09	2009082740-6
665.	Sharp Model Company	General Motors Corporation	Michigan	6/5/09	2009083707-7
666.	Dienamic Tooling Systems	General Motors Corporation	Michigan	6/5/09	2009083997-0
667.	Dienamic Tooling Systems Inc.	General Motors Corporation	Michigan	6/5/09	2009083998-2
668.	mollertech llc	General Motors	Michigan	6/5/09	2009084236-9
669.	Ridgeview Industries, Inc.	General Motors Corporation	Michigan	6/8/09	2009084464-2
670.	Ridgeview Industries Inc.	General Motors Corporation	Michigan	6/8/09	2009084470-5
671.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	6/11/09	2009086497-3

44

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
672.	Sharp Model Company	General Motors Corporation	Michigan	6/15/09	2009088476-1
673.	Concours Mold Inc.	General Motors Corporation	Michigan	6/19/09	2009092007-4
674.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	6/30/09	2009097518-2
675.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	7/1/09	2009098553-7
676.	Engineered Tooling Systems Inc.	General Motors Corporation	Michigan	7/2/09	2009099329-3
677.	Detail Technologies, LLC	General Motors Corporation	Michigan	7/6/09	2009099724-1
678.	Die-Tech and Engineering, Inc	General Motors Company	Michigan	07/17/09	2009105255-5
679.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	07/22/09	2009107330-7
680.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	07/22/09	2009107368-6
681.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	07/22/09	2009107371-3
682.	Valiant Machine & Tool, Inc.	General Motors Corporation	Michigan	07/29/09	2009110101-7
683.	Steeplechase Tool & Die, Inc.	General Motors Corporation	Michigan	07/29/09	2009110420-3
684.	Hanson International Inc.	General Motors Company	Michigan	08/04/09	2009114106-1
685.	Detail Technologies, LLC	General Motors Company	Michigan	08/05/09	2009114167-9

45

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
686.	International Tooling Solutions, LLC	General Motors Company	Michigan	08/05/09	2009114404-3
687.	Tool Ventures Inc.	General Motors Company	Michigan	08/05/09	2009114561-5
688.	International Tooling Solutions, LLC	General Motors Company	Michigan	08/06/09	2009114834-4
689.	Centerline Engineering, Inc.	General Motors Corporation	Michigan	08/07/09	2009115474-1
690.	Aggressive Tooling, Inc.	General Motors Company	Michigan	08/10/09	2009116328-3
691.	Pyper Tool & Engineering, Inc.	General Motors Corporation	Michigan	08/11/09	2009116451-4
692.	Aggressive Tooling, Inc.	General Motors Company	Michigan	08/11/09	2009116589-5
693.	Engineered Tooling Systems Inc.	General Motors Corporation	Michigan	08/13/09	2009118345-1
694.	Lansing Tool and Engineering, Inc.	General Motors Company	Michigan	08/14/09	2009118526-5
695.	Valiant Machine & Tool Inc.	General Motors Corporation	Michigan	08/17/09	2009119727-2
696.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	08/19/09	2009120671-6
697.	Tool Ventures Inc.	General Motors Company	Michigan	08/26/09	2009124135-4
698.	U.S. Gauge & Fixture, Inc	General Motors Company	Michigan	08/28/09	2009124892-8
699.	Richard Tool & Die Corporation	General Motors Company	Michigan	08/28/09	2009125211-7
700.	Richard Tool & Die Corporation	General Motors Company	Michigan	08/28/09	2009125212-9
701.	Richard Tool & Die Corporation	General Motors Company	Michigan	08/28/09	2009125215-5

46

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
702.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	09/02/09	2009127074-7
703.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	09/02/09	2009127075-9
704.	International Tooling Solutions, LLC	General Motors Company	Michigan	09/09/09	2009129535-7
705.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	9/23/09	2009136734-8
706.	Oakwood Energy Management Inc.; Quality Inspections	General Motors Company	Michigan	10/07/09	2009143309-6
707.	Oakwood Energy Management Inc.; Quality Inspections	General Motors Company	Michigan	10/07/09	2009143310-9
708.	Oakwood Energy Management Inc.; Quality Inspections	General Motors Company	Michigan	10/07/09	2009143315-9
709.	Oakwood Energy Management Inc.; Quality Inspections	General Motors Company	Michigan	10/07/09	2009143316-1
710.	Detail Technologies, LLC	General Motors Company	Michigan	10/20/09	2009149033-7
711.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	10/23/09	2009151370-5
712.	Riviera Tool, LLC	General Motors Company	Michigan	10/29/09	2009154422-9
713.	Cinetic Landis Grinding Corp.	General Motors Company	Michigan	11/03/09	2009156633-8
714.	Cinetic Landis Grinding Corp.	General Motors Company	Michigan	11/03/09	2009156634-0
715.	Cinetic Landis Grinding Corp.	General Motors Company	Michigan	11/03/09	2009156641-5

47

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
716.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	11/05/09	2009158519-8
717.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	11/09/09	2009160149-7
718.	Oakwood Energy Management Inc.; Quality Inspections	General Motors LLC	Michigan	11/09/09	2009160278-0
719.	Oakwood Energy Management Inc.; Quality Inspections	General Motors Company	Michigan	11/09/09	2009160282-9
720.	Oakwood Energy Management Inc.; Quality Inspections	General Motors Company	Michigan	11/09/09	2009160283-1
721.	Detail Technologies, LLC	General Motors Company	Michigan	11/19/09	2009164195-8
722.	Grandby Mold, Inc.; Jacobsen Industries, Inc.; The Oakwood Group	General Motors LLC	Michigan	12/03/09	2009169842-6
723.	Grandby Mold, Inc.; Jacobsen Industries, Inc.; The Oakwood Group	General Motors LLC	Michigan	12/03/09	2009169843-8
724.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	12/10/09	2009173231-7
725.	Aggressive Tooling, Inc.	General Motors Company	Michigan	12/22/09	2009179451-9
726.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	12/24/09	2009180450-0
727.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	12/30/09	2009181895-3
728.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	01/04/10	2010000986-1
729.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	01/04/10	2010000992-4

48

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
730.	Eclipse Tool & Die, Inc.	General Motors Company	Michigan	01/06/10	2010002287-1
731.	Die-Tech and Engineering, Inc	General Motors Company	Michigan	01/07/10	2010002629-7
732.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	01/08/10	2010003428-2
733.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	01/12/10	2010005066-6
734.	International Tooling Solutions, LLC	General Motors LLC	Michigan	01/13/10	2010005577-9
735.	Die-Tech and Engineering, Inc	General Motors Company	Michigan	01/14/10	2010007342-4
736.	Standard Tool & Die, Inc.	General Motors Company	Michigan	01/18/10	2010008064-5
737.	Die-Tech and Engineering, Inc	General Motors Company	Michigan	01/22/10	2010010577-6
738.	International Tooling Solutions, LLC	General Motors LLC	Michigan	01/27/10	2010012537-4
739.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	02/09/10	2010018722-3
740.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	02/10/10	2010019265-4
741.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	02/11/10	2010019602-0
742.	True Industries, Inc.	General Motors	Michigan	02/12/10	2010020576-6
743.	CS Tool Engineering, INC.	General Motors Corporation	Michigan	02/12/10	2010020647-7
744.	Die-Tech and Engineering, Inc	General Motors Company	Michigan	02/17/10	2010022006-1
745.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	02/23/10	2010024736-0
746.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	02/23/10	2010024801-9

49

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
747.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	02/23/10	2010024802-1
748.	J.R. Automation Technologies, LLC	General Motors Company	Michigan	02/24/10	2010025728-4
749.	Engineered Tooling Systems, Inc.	General Motors Corporation	Michigan	02/25/10	2010026141-1
750.	CS Tool Engineering, INC.	General Motors Corporation	Michigan	02/26/10	2010026760-3
751.	CS Tool Engineering, INC.	General Motors Corporation	Michigan	02/26/10	2010026826-3
752.	Engineered Tooling Systems, Inc.	General Motors Corporation	Michigan	02/26/10	2010027131-1
753.	Datum Industries, LLC	General Motors Company	Michigan	03/04/10	2010030156-8
754.	Lansing Tool and Engineering Inc.	General Motors Company	Michigan	03/07/10	2010030617-6
755.	Standard Tool & Die, Inc.	General Motors Company	Michigan	03/14/10	2010034205-7
756.	Active Mould & Design, Ltd.	General Motors Company	Michigan	03/16/10	2010035358-1
757.	Active Mould & Design, Ltd.	General Motors Company	Michigan	03/16/10	2010035363-2
758.	Die-Tech and Engineering, Inc	General Motors Company	Michigan	03/19/10	2010037852-1
759.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	03/25/10	2010040011-4
760.	Richard Tool & Die Corporation	General Motors Company	Michigan	03/26/10	2010041213-3
761.	Aggressive Tooling, Inc.	General Motors LLC	Michigan	04/08/10	2010047433-5
762.	Commercial Tool & Die, Inc.	General Motors Company	Michigan	04/22/10	2010054972-6

50

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
763.	Engineered Tooling Systems, Inc.	General Motors Corporation	Michigan	04/28/10	2010057483-2
764.	SXI Limited a/k/a Mold-Tech Canada	General Motors Corporation	Michigan	04/28/10	2010057511-3
765.	Richard Tool & Die Corporation	General Motors Company	Michigan	04/29/10	2010057843-6
766.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	05/03/10	2010059170-1
767.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	05/04/10	2010060326-5
768.	Plastic Mold Technology, Inc.	General Motors LLC	Michigan	05/04/10	2010060413-0
769.	Oakwood Energy Management Inc.; Quality Inspections	General Motors LLC	Michigan	05/04/10	2010060432-0
770.	Oakwood Energy Management Inc.; Quality Inspections	General Motors LLC	Michigan	05/04/10	2010060433-2
771.	Utica Enterprises, Inc.	General Motors LLC	Michigan	05/11/10	2010063929-6
772.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	05/14/10	2010066297-8
773.	Competition Engineering, Inc.; J.R. Automation Technologies, LLC	General Motors LLC	Michigan	05/26/10	2010071759-5
774.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	05/27/10	2010073405-8
775.	Dietool Engineering Company, Inc.	General Motors LLC	Michigan	06/01/10	2010074594-8
776.	Omega Tool Corporation	General Motors Company	Michigan	06/03/10	2010076143-5
777.	Cinetic Landis Corp.	General Motors LLC	Michigan	06/07/10	2010077442-0
778.	Cinetic Landis Corp.	General Motors LLC	Michigan	06/07/10	2010077443-2
779.	Cinetic Landis Corp.	General Motors LLC	Michigan	06/07/10	2010077444-4

51

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
780.	CG Automation & Fixture, Inc.	General Motors Corporation	Michigan	06/15/10	2010081934-9
781.	American Tooling Center, Inc.	General Motors Company	Michigan	06/23/10	2010086267-9
782.	American Tooling Center, Inc.	General Motors Company	Michigan	06/23/10	2010086268-1
783.	Advanced Tooling Systems, Inc.	General Motors LLC	Michigan	07/09/10	2010093916-5
784.	International Tooling Solutions, LLC	General Motors LLC	Michigan	07/15/10	2010096857-2
785.	Advanced Tooling Systems, Inc.	General Motors LLC	Michigan	07/15/10	2010097060-4
786.	International Tooling Solutions, LLC	General Motors Company	Michigan	07/16/10	2010097191-1
787.	Plastic Mold Technology, Inc.	General Motors LLC	Michigan	07/20/10	2010098384-1
788.	Engineered Tooling Systems, Inc.	General Motors Corporation	Michigan	07/23/10	2010100352-9
789.	Engineered Tooling Systems, Inc.	General Motors Corporation	Michigan	07/23/10	2010100380-8
790.	RCO Engineering, Inc.	General Motors LLC	Michigan	07/26/10	2010101157-6
791.	Plastic Mold Technology, Inc.	General Motors LLC	Michigan	07/30/10	2010103660-5
792.	Hirotec America, Inc.	General Motors Corporation	Michigan	07/30/10	2010103751-8
793.	STM MFG., Inc.	General Motors Corporation	Michigan	08/03/10	2010105227-9
794.	STM MFG., Inc.	General Motors Corporation	Michigan	08/04/10	2010105819-4
795.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	08/04/10	2010105916-0
796.	Oakwood Energy Management Inc.; Quality Inspections	General Motors LLC	Michigan	08/11/10	2010108267-6

52

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
797.	Oakwood Energy Management Inc.; Quality Inspections	General Motors LLC	Michigan	08/11/10	2010108268-8
798.	Standard Tool & Die, Inc.	General Motors LLC	Michigan	08/12/10	2010108846-4
799.	Pyper Tool & Engineering, Inc.	General Motors LLC	Michigan	08/17/10	2010110708-6
800.	Commercial Tool & Die, Inc.	General Motors Corporation	Michigan	08/19/10	2010111931-0
801.	CG Plastics, Inc.	General Motors Corporation	Michigan	08/19/10	2010111988-9
802.	Dane Systems, LLC; J.R. Automation Technologies, LLC	General Motors LLC	Michigan	08/23/10	2010113178-4
803.	Quality Cavity, Inc.	General Motors LLC	Michigan	08/31/10	2010116693-9
804.	Competition Engineering, Inc.	General Motors LLC	Michigan	08/31/10	2010116759-9
805.	Utica Engineering Company	General Motors LLC	Michigan	09/02/10	2010118381-0
806.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	09/14/10	2010122834-7
807.	RCO Engineering, Inc.	General Motors LLC	Michigan	09/14/10	2010122890-5
808.	International Tooling Solutions, LLC	General Motors LLC	Michigan	09/17/10	2010124991-1
809.	Oakwood Energy Management Inc.; Quality Inspections	General Motors LLC	Michigan	09/21/10	2010126615-7
810.	Oakwood Energy Management Inc.; Quality Inspections	General Motors LLC	Michigan	09/21/10	2010126616-9
811.	Hi-Tech Tool Industries, Inc.	General Motors Corporation	Michigan	09/21/10	2010126892-3
812.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	09/23/10	2010128107-2
813.	Dietool Engineering Company, Inc.	General Motors LLC	Michigan	09/27/10	2010129317-8

53

Credit Agreement Schedule 7.3

[CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO THE FREEDOM OF INFORMATION ACT]

	Secured Party/Parties	Debtor	Jurisdiction	Filing Date	File Number
814.	Dietool Engineering Company, Inc.	General Motors LLC	Michigan	09/27/10	2010129326-7
815.	Standard Tool & Die, Inc.	General Motors LLC	Michigan	10/12/10	2010136678-1
816.	CAD CAM Services, Inc.	General Motors LLC	Michigan	10/14/10	2010138488-0
817.	SXI Limited a/k/a Mold-Tech Canada	General Motors Corporation	Michigan	10/15/10	2010139050-4
818.	SXI Limited a/k/a Mold-Tech Canada	General Motors Corporation	Michigan	10/15/10	2010139051-6
819.	SXI Limited a/k/a Mold-Tech Canada	General Motors Corporation	Michigan	10/15/10	2010139052-8
820.	Global Tooling Solutions LLC	General Motors Corporation	Michigan	10/15/10	2010139129-1
821.	J.R. Automation Technologies, LLC	General Motors LLC	Michigan	10/18/10	2010139772-4

54

Credit Agreement Schedule 7.3